UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08764

UBS PACE Select Advisors Trust
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York			10019-6114
(Address of principal executive offices)			(Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 51 West 52nd Street New York, NY 10019-6114
(Name and address of agent for service)

Copy to: Jack W. Murphy, Esq. Dechert LLP 1775 I Street, N.W. Washington, DC 20006-2401

Registrant’s telephone number, including area code:		212-882 5000

Date of fiscal year end:	July 31

Date of reporting period:	January 31, 2007

Item 1.  Reports to Stockholders.

UBS PACE Select Advisors Trust

Table of contents

Portfolio Advisors' commentaries and schedules of investments

UBS PACE Money Market Investments	4

UBS PACE Government Securities Fixed Income Investments	11

UBS PACE Intermediate Fixed Income Investments	26

UBS PACE Strategic Fixed Income Investments	39

UBS PACE Municipal Fixed Income Investments	54

UBS PACE Global Fixed Income Investments	67

UBS PACE High Yield Investments	85

UBS PACE Large Co Value Equity Investments	97

UBS PACE Large Co Growth Equity Investments	106

UBS PACE Small/Medium Co Value Equity Investments	115

UBS PACE Small/Medium Co Growth Equity Investments	125

UBS PACE International Equity Investments	136

UBS PACE International Emerging Markets Equity Investments	150

UBS PACE Global Real Estate Securities Investments	162

UBS PACE Alternative Strategies Investments	169

Statement of assets and liabilities	194

Statement of operations	202

Statement of changes in net assets	206

Financial highlights	213

Notes to financial statements	282

General information	322

Board approval of certain investment advisory agreements	323

UBS PACE Select Advisors Trust offers multiple share classes representing interests in 15 separate Portfolios. (UBS PACE Money Market Investments offers only one share class.) Different classes of shares and/or Portfolios are offered by separate prospectuses.

For more information on a Portfolio or class of shares, contact your financial advisor. He or she can send you a current prospectus relating to a Portfolio or class of shares, which includes a discussion of investment risks, sales charges, expenses and other matters of interest. Before you invest, please carefully read the prospectus related to the Portfolio or class of shares in which you are interested.

UBS PACE Select Advisors Trust

Update Regarding Portfolio Changes

Special update:

This semiannual report provides important information about the Portfolios for their fiscal period ended January 31, 2007. After the end of the fiscal half-year, at the Trust's Board meeting held on February 7, 2007, the Board approved changes to UBS PACE Real Estate Securities Investments and UBS PACE Small/Medium Co Growth Equity Investments.

UBS PACE Real Estate Securities Investments – The global market in real estate-related securities, especially real estate investment trusts ("REITS"), continues to expand and, with it, the availability of global investment opportunities. To that end, the Portfolio is increasing its exposure to non-US global real estate-related securities opportunities as markets warrant, and as permitted by its investment policy. This should provide the Portfolio with greater global diversification and the potential to capture additional sources of return. Consequently, the Portfolio's name has been changed to UBS PACE Global Real Estate Securities Investments, to better reflect this aspect of its investment opportunity set. The name change became effective on March 26, 2007.

UBS PACE Small/Medium Co Growth Equity Investments – Delaware Management Company has been replaced by Copper Rock Capital Partners, LLC ("Copper Rock"), as one of the three advisers to the Portfolio. ForstmannLeff LLC and Riverbridge Partners, LLC continue to manage portions of the Portfolio. Shareholders of this Portfolio will be receiving more details about this change in a mailing at a later date.

UBS PACE Select Advisors Trust

Introduction

March 26, 2007

Dear UBS PACESM Shareholder,

We are pleased to provide you with the semiannual report for the UBS PACE Portfolios, comprising the UBS PACE Select Advisors Trust. This report includes summaries of the performance of each Portfolio and commentaries from the individual investment advisors regarding the events that affected Portfolio performance during the six-month period ended January 31, 2007. Please note that the opinions of the advisors do not necessarily represent those of UBS Global Asset Management (Americas) Inc.

The US economy, which expanded at a rapid pace in early 2006, was showing signs of weakness as the reporting period began. After growing 5.6% in the first quarter of the year, gross domestic product (GDP) growth moderated over the following three quarters, coming in at 2.6%, 2.0% and 2.2%, respectively. In our view, a variety of factors caused the economy to weaken, including record high oil prices, the much anticipated cooling of the housing market, and the troubled automotive sector.

Following the implementation of 17 consecutive interest rate hikes from July 2004 through July 2006, the Fed has held rates steady since its August 2006 meeting. This monetary policy shift, along with solid corporate profit growth, helped the US stock market generate strong results over the reporting period. Similarly, international stocks performed well against a backdrop of positive economic news, rising corporate profits and an active mergers and acquisition (M&A) environment.

The Fed's pause also helped drive the US bond market to positive returns during the period, with lower-quality bonds producing particularly strong results. International bonds from developed countries generated more modest gains; in contrast, emerging markets debt produced strong returns amid continued demand from investors seeking higher yields.

As always, we believe it's important for clients to work closely with a professional financial advisor. He or she can help you maintain a well-diversified portfolio and remain focused on your long-term goals through every market environment

As always, we appreciate your continued support. If you have any questions regarding your Portfolio or your investment program, please contact your financial advisor.

Sincerely,

Kai R. Sotorp
President, UBS PACE Select Advisors Trust
Head of the Americas, UBS Global Asset Management (Americas) Inc.

This report is intended to assist investors in understanding how the Portfolios performed during the six-month period ended January 31, 2007. The views expressed in the Advisors' Comments sections are as of the end of the reporting period, reflect performance results gross of fees and expenses, and are those of the investment advisors. Advisors' comments on Portfolios that have more than one manager are reflective of their portion of the Portfolio only. The views and opinions in this report were current as of March 26, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the Advisors reserve the right to change their views about individual securities, sectors and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Portfolio's future investment intent.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Performance

For the six months ended January 31, 2007, the Portfolio returned 2.42% (before the deduction of the maximum UBS PACE Select program fee; 1.65% after the deduction of the maximum UBS PACE Select program fee). In comparison, the 90-Day US T-Bill Index returned 2.53%, while the median return for the Lipper Money Market Funds category was 2.33%. (Returns over various time periods are shown in the "Performance at a glance" table on page 5. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.)

Market review

Following a strong start to 2006, when gross domestic product (or GDP, the market value of all goods and services produced within a country in a given period of time) increased a sharp 5.6% in the first quarter, the US economy began to exhibit more moderate growth. During the period under review, third and fourth quarter 2006 GDP numbers came in at 2.0% and 2.2%, respectively. The economy's slowing growth was attributed to several factors, including the delayed impact of rising short-term interest rates, high oil prices, the troubled automotive sector, and the cooling of the once red-hot housing market.

Following the implementation of 17 consecutive rate hikes that brought the federal funds rate (or "fed funds" rate, the rate that banks charge one another for overnight loans) to 5.25%, the Federal Reserve Board (the "Fed") held rates steady for the entire reporting period, beginning with its August 2006 meeting. The Fed has indicated that future rate movements will be data-dependent, as it attempts to keep the economy growing at a reasonable pace and to ward off inflation.

Advisor's comments

Early in the reporting period, our strategy entailed selectively purchasing securities with maturities of three to six months. This allowed us to take advantage of a steep yield curve and to lock in higher yields, while still protecting the Portfolio to some degree from a potential decline in short-term interest rates. In September, as the yield curve flattened, we responded by purchasing more floating-rate securities, which offer interest payments that reset periodically. In particular, among other investments, we purchased floating-rate securities tied to the one-month LIBOR, the prime rate, and the fed funds rate. (LIBOR, or the London Interbank Offered Rate, is among the most common benchmark interest rate indexes used to make adjustments to adjustable rate obligations.)

UBS PACE Select Advisors Trust – UBS PACE Money Market Investments

Investment Advisor:

UBS Global Asset Management (Americas) Inc.

Portfolio Manager:

Michael H. Markowitz

Objective:

Current income consistent with preservation of capital and liquidity.

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/07	6 months	1 year	5 years	10 years
UBS PACE Money Market Investments before deducting maximum UBS PACE Select program fee*	2.42%	4.63%	2.07%	3.53%
UBS PACE Money Market Investments after deducting maximum UBS PACE Select program fee*	1.65%	3.07%	0.55%	1.99%
90-Day US T-Bill Index**	2.53%	4.85%	2.40%	3.67%
Lipper Money Market Funds median	2.33%	4.43%	1.88%	3.32%

For UBS PACE Money Market Investments, average annual total returns for periods ended December 31, 2006, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: 1-year period, 2.99%; 5-year period, 0.50%; 10-year period, 1.99%.

For UBS PACE Money Market Investments, the 7-day current yield for the period ended January 31, 2007 was 4.77% (without maximum UBS PACE Select program fee and after fee waivers and/or expense reimbursements; the yield was 4.47% before fee waivers and/or expense reimbursements). With the maximum UBS PACE Select program fee, the 7-day current yield was 3.27% after fee waivers and/or expense reimbursements; the yield was 2.97% before fee waivers and/or expense reimbursements. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers.

*  The maximum annual UBS PACE Select program fee is 1.5% of the value of UBS PACE assets.

**  90-Day US T-Bills are promissory notes issued by the US Treasury and sold through competitive bidding, with a short-term maturity date, in this case, of three months. This Index is derived from secondary market interest rates as published by the Federal Reserve Bank.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return of an investment will fluctuate. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

An investment in UBS PACE Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Portfolio statistics (unaudited)

Characteristics	01/31/07
Net assets (mm)	$355.3
Number of holdings	77
Weighted average maturity	54 days
Portfolio composition*	01/31/07
Commercial paper	62.0%
Certificates of deposit	16.4
Short-term corporate obligations	14.2
US government agency obligations	4.9
Bank notes	2.3
Repurchase agreement	0.5
Other assets less liabilities	(0.3)
Total	100.0%
Top 10 holdings*	01/31/07
Federal Home Loan Bank	3.5%
Ranger Funding	2.8
Bryant Park Funding	2.7
Amsterdam Funding	2.7
Santander Central Hispano Finance Delaware	2.6
Washington Mutual Bank	2.5
Cancara Asset Securitization	2.5
Clipper Receivables	2.5
Hartford Financial Services Group	2.5
Alliance & Leicester	2.5
Total	26.8%

*  Weightings represent percentages of net assets as of January 31, 2007. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)		Maturity dates	Interest rates		Value
US government and agency obligations—4.92%
$5,000	Federal Farm Credit Bank	02/01/07	5.240%[1]		$4,999,625
9,500	Federal Home Loan Bank	02/06/07 to 04/10/07	5.180 to 5.200[1]		9,495,895
3,000	Federal Home Loan Bank	12/28/07	5.350		3,000,000
Total US government and agency obligations (cost—$17,495,520)					17,495,520
Bank notes[1]—2.26%
Banking-US—2.26%
6,000	Bank of America N.A.	02/01/07	5.363		6,000,000
2,000	Wachovia Bank N.A. (Charlotte)	03/05/07	5.350		1,999,866
Total bank notes (cost—$7,999,866)					7,999,866
Certificates of deposit—16.38%
Banking-Non-US—9.91%
6,000	Barclays Bank PLC	08/15/07 to 01/18/08	5.360 to 5.465		6,000,000
6,000	Calyon N.A., Inc.	03/14/07 to 01/16/08	5.170 to 5.325		6,000,000
3,000	Deutsche Bank AG	03/06/07	5.090		3,000,000
3,000	Fortis Bank NV-SA	02/06/07	4.930		3,000,000
200	HBOS Treasury Services PLC	04/30/07	5.320		199,966
8,000	HSBC Bank USA	02/09/07	5.310		8,000,000
3,000	Natexis Banque Populaires	02/01/07	5.463	[1]	3,000,000
1,000	Norinchukin Bank Ltd.	07/10/07	5.350		1,000,000
5,000	Toronto-Dominion Bank	10/05/07	5.281		5,000,041
					35,200,007
Banking-US—6.47%
6,000	American Express, Federal Savings Bank	02/06/07	5.280		6,000,000
3,000	SunTrust Bank	02/05/07	5.280	[1]	3,000,000
3,000	Wachovia Bank N.A. (Charlotte)	03/30/07	5.324	[1]	2,999,892
9,000	Washington Mutual Bank FA	04/16/07	5.300		9,000,000
2,000	Wells Fargo Bank N.A.	02/01/07	5.300	[1]	1,999,979
					22,999,871
Total certificates of deposit (cost—$58,199,878)					58,199,878
Commercial paper[2]—62.06%
Asset backed-banking—1.12%
4,000	Atlantis One Funding	03/15/07	5.230		3,975,593
Asset backed-miscellaneous—19.35%
7,000	Alpine Securitization	02/01/07	5.280		7,000,000
9,500	Amsterdam Funding Corp.	02/20/07 to 05/01/07	5.145 to 5.260		9,433,853
9,500	Bryant Park Funding LLC	02/12/07 to 02/21/07	5.260 to 5.270		9,480,119
6,500	Falcon Asset Securitization Corp.	02/26/07	5.270		6,476,212
1,500	Jupiter Securitization Co. LLC	02/02/07	5.260		1,499,781
9,000	Kitty Hawk Funding Corp.	03/30/07	5.250		8,925,187

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)		Maturity dates	Interest rates	Value
Commercial paper[2]—(continued)
Asset backed-miscellaneous—(concluded)
$10,000	Ranger Funding Co. LLC	02/22/07	5.280%	$9,969,200
5,000	Regency Markets No. 1 LLC	02/12/07	5.260	4,991,964
6,000	Variable Funding Capital Corp.	02/01/07 to 02/08/07	5.270 to 5.280	5,996,926
5,000	Windmill Funding Corp.	03/23/07	5.230	4,963,681
				68,736,923
Asset backed-securities—14.81%
8,000	Beta Finance, Inc.	04/16/07	5.230	7,913,996
9,000	Cancara Asset Securitization LLC	02/09/07	5.260	8,989,480
4,000	CC (USA), Inc. (Centauri)	02/16/07	5.260	3,991,233
9,000	Clipper Receivables Co. LLC	02/07/07 to 02/14/07	5.260 to 5.270	8,988,010
6,000	Galaxy Funding, Inc.	03/19/07 to 03/22/07	5.260 to 5.265	5,958,338
9,000	Grampian Funding LLC	03/27/07 to 05/21/07	5.155 to 5.180	8,906,556
3,000	Scaldis Capital LLC	02/15/07	5.255	2,993,869
5,000	Solitaire Funding LLC	07/23/07	5.200	4,875,778
				52,617,260
Automobile OEM—0.70%
2,500	PACCAR Financial Corp.	03/16/07	5.250	2,484,323
Banking-non-US—6.13%
9,000	Alliance & Leicester PLC	03/05/07 to 03/20/07	5.230 to 5.240	8,953,776
6,900	Bank of Ireland	02/23/07 to 04/10/07	5.190 to 5.250	6,858,555
3,000	Depfa Bank PLC	02/28/07	5.240	2,988,210
3,000	Nationwide Building Society	03/14/07	5.250	2,982,062
				21,782,603
Banking-US—10.85%
1,000	Barclays US Funding Corp.	03/08/07	5.215	994,930
6,000	CBA (Delaware) Finance, Inc.	03/12/07 to 04/10/07	5.230	5,961,792
3,500	Danske Corp.	05/24/07	5.170	3,443,704
4,000	ING (US) Funding LLC	02/21/07	5.240	3,988,356
1,000	Natexis Banques Populaires US Finance Co. LLC	09/07/07	5.065	969,329
3,000	Nordea N.A., Inc.	02/26/07	5.115	2,989,344
1,500	Rabobank USA Financial Corp.	05/07/07	5.120	1,479,733
5,000	San Paolo IMI US Financial Co.	03/22/07	5.210	4,964,543
9,500	Santander Central Hispano Finance Delaware, Inc.	06/13/07	5.185	9,319,389
3,000	Societe Generale N.A., Inc.	05/07/07	5.190	2,958,912
1,500	UniCredito Delaware, Inc.	03/19/07	5.255	1,489,928
				38,559,960

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)		Maturity dates	Interest rates		Value
Commercial paper[2]—(concluded)
Brokerage—5.46%
$6,000	Bear Stearns Cos., Inc.	02/16/07 to 04/09/07	5.240 to 5.250%		$5,956,616
6,000	Greenwich Capital Holdings, Inc.	02/16/07	5.280	[1]	6,000,000
1,500	Greenwich Capital Holdings, Inc.	05/25/07	5.190		1,475,564
6,000	Morgan Stanley	03/06/07	5.240		5,971,180
					19,403,360
Finance-captive automotive—1.11%
4,000	Toyota Motor Credit Corp.	05/29/07	5.090		3,933,830
Insurance-multiline—2.53%
9,000	Hartford Financial Services Group, Inc.	02/14/07	5.250		8,982,937
Total commercial paper (cost—$220,476,789)					220,476,789
Short-term corporate obligations—14.21%
Asset backed-securities—7.74%
1,000	Beta Finance, Inc.[3]	10/23/07	5.350		1,000,000
3,000	CC (USA), Inc. (Centauri)[3]	02/26/07	5.330	[1]	3,000,519
1,500	CC (USA), Inc. (Centauri)[3]	04/30/07	5.315		1,499,982
4,500	Cullinan Finance Corp.[3]	02/01/07 to 04/10/07	5.320[1]		4,499,566
1,500	Cullinan Finance Corp.[3]	01/16/08	5.320		1,500,000
8,000	K2 (USA) LLC[3]	02/01/07 to 02/15/07	5.315 to 5.354[1]		8,000,112
2,000	Links Finance LLC[3]	02/13/07	5.000		2,000,000
6,000	Links Finance LLC[3]	02/15/07	5.300	[1]	6,000,137
					27,500,316
Automobile OEM—0.56%
2,000	American Honda Finance Corp.[3]	03/08/07	5.350	[1]	1,999,988
Banking-non-US—3.38%
6,000	National Australia Bank Ltd.[3]	02/15/07	5.290	[1]	6,000,000
3,000	Societe Generale[3]	02/02/07	5.316	[1]	3,000,000
3,000	Westpac Banking Corp.[3]	02/06/07	5.300	[1]	3,000,000
					12,000,000
Banking-US—0.56%
2,000	Wells Fargo & Co.	03/28/07	5.423	[1]	2,001,276
Brokerage—0.85%
3,000	Citigroup Global Markets Holdings, Inc.	02/01/07	5.450	[1]	3,000,301
Finance-captive automotive—0.56%
2,000	Toyota Motor Credit Corp.	02/01/07	5.300	[1]	2,000,000
Finance-noncaptive diversified—0.56%
2,000	General Electric Capital Corp.	02/09/07	5.445	[1]	2,000,000
Total short-term corporate obligations (cost—$50,501,881)					50,501,881

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)		Maturity date	Interest rate	Value
Repurchase agreement—0.47%
$1,681	Repurchase agreement dated 01/31/07 with State Street Bank & Trust Co., collateralized by $32,233 US Treasury Bonds, 6.625% due 02/15/27 and $1,659,340 US Treasury Notes, 3.000% to 4.875% due 02/15/08 to 04/30/08 (value—$1,715,328); proceeds: $1,681,226 (cost—$1,681,000)	02/01/07	4.850%	$1,681,000
Total investments (cost—$356,354,934)—100.30%				356,354,934
Liabilities in excess of other assets—(0.30)%				(1,075,672)
Net assets (applicable to 355,279,893 shares of beneficial interest outstanding equivalent to $1.00 per share)—100.00%				$355,279,262

1  Variable rate security. The maturity dates reflect earlier of reset dates or stated maturity dates. The interest rates shown are the current rates as of January 31, 2007, and reset periodically.

2  Interest rates shown are the discount rates at date of purchase.

3  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 11.68% of net assets as of January 31, 2007, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

OEM  Original Equipment Manufacturer

Issuer breakdown by country of origin

Percentage of total investments
United States	76.9%
United Kingdom	9.4
France	3.4
Ireland	2.8
Australia	2.5
Japan	2.0
Canada	1.4
Belgium	0.8
Germany	0.8
Total	100.0%

Weighted average maturity—54 days

See accompanying notes to financial statements

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Performance

For the six months ended January 31, 2007, the Portfolio's Class P shares returned 3.54% (before the deduction of the maximum UBS PACE Select program fee; 2.76% after the deduction of the maximum UBS PACE Select program fee). In comparison, the Lehman Brothers Mortgage-Backed Securities Index (the "Index") returned 3.86%, and the median return for the Lipper Intermediate US Government Funds category was 2.90%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 13. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

Market review

The higher-quality mortgage sector performed strongly over the review period, helped by declining volatility and strong demand from domestic and overseas buyers. Prepayment risk increased early in the period as longer-term interest rates fell, but retreated later in the period. Demand from Asia supported spreads (the differences in yields on different types of debt securities), and largely replaced demand from Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) portfolios. US money managers also increased their allocations to mortgages during the period. The mortgage credit markets continued to show signs of stress as the rate of housing appreciation slowed and several sub-prime lenders went out of business; the mortgage credit derivatives market widened significantly in response to the weakness. However, this had little impact on agency mortgage-backed securities (MBS), which are comprised of the highest credit quality mortgages and fully guaranteed as to principal and interest (but not market value) by the Government National Mortgage Association (GNMA), FNMA and FHLMC.

Advisor's comments

The mortgage market was unable to withstand the pressures of the dramatic flattening of the Treasury yield curve during most of the six-month period. The trend over the period was one of price deterioration due to lessened demand. Many mortgage investors are reliant on short-term interest rates to finance their mortgage portfolios. However, as the spread between short- and long-term rates collapsed, mortgage returns, from the perspective of these purchasers, became distinctly less attractive for long-term investment purposes. Additionally, for the first time in a decade, FNMA and FHLMC were net (and outright) sellers of mortgages, as a result of selling MBS to meet the new higher capital surplus requirements set by their regulator, the Office of Federal Housing Enterprise Oversight, amid two difficult years of accounting scandals. FNMA's and FHLMC's lack of support for MBS was a major contributor to spread widening during the year. Their portfolios shrank,

UBS PACE Select Advisors Trust – UBS PACE Government Securities Fixed Income Investments

Investment Advisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Manager:

W. Scott Simon

Objective:

Current income

Investment process:

The Portfolio invests primarily in mortgage-backed securities, along with government fixed income securities, including other types of bonds. The Portfolio also invests, to a lesser extent, in investment grade bonds of private issuers, including those backed by mortgages or other assets. The Portfolio's duration normally ranges between one and seven years. (Duration is a measure of a bond portfolio's sensitivity to interest rate changes.) PIMCO establishes duration targets based on its expectations for changes in interest rates, and then positions the Portfolio to take advantage of yield curve shifts. Securities are chosen for their value relative to other similar securities.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Advisor's comments – concluded

but we view the credit quality of the MBS they guarantee as being strong: high-quality loans backed by residential real estate. The last two months of the period saw a change as MBS began to outperform due to lower volatility, slower MBS issuance and the return of some Agency and bank buying.

In this environment, we held the Portfolio's duration above the Index, which was negative for performance as interest rates rose. (Duration is a measure of an investment's sensitivity to interest rate changes.) Conversely, coupon selection helped performance, as technical supply and demand factors created pockets of "rich" and "cheap" issues.

At the sector level, an allocation to asset-backed positions enhanced results. This sector outperformed other core fixed income sectors as global demand for structured AAA-rated assets kept these securities attractive to investors. At the security level, an emphasis on home equity asset-backed securities also contributed to performance, as their yield advantage relative to Treasuries and relatively stable structures attracted investors. However, an underweight to GNMA securities versus FNMA and FHLMC was a negative, as GNMAs reached historic highs amid supply shortages. An emphasis on 30-year MBS relative to 15-year MBS was also slightly negative, as the 15-year sector benefited from negative net issuance.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/07		6 months	1 year	5 years	10 years	Since inception°
Before deducting	Class A*	3.49%	4.29%	3.88%	N/A	4.50%
maximum sales charge	Class B**	3.01%	3.51%	3.10%	N/A	4.07%
or UBS PACE Select	Class C***	3.15%	3.69%	3.33%	N/A	4.47%
program fee	Class Y****	3.58%	4.53%	4.19%	N/A	4.82%
	Class P*****	3.54%	4.56%	4.11%	5.81%	5.93%
After deducting	Class A*	-1.18%	-0.42%	2.94%	N/A	3.70%
maximum sales charge	Class B**	-1.99%	-1.49%	2.74%	N/A	4.07%
or UBS PACE Select	Class C***	2.40%	2.94%	3.33%	N/A	4.47%
program fee	Class P*****	2.76%	3.00%	2.56%	4.23%	4.35%
Lehman Brothers Mortgage-Backed Securities Index		3.86%	4.95%	4.67%	6.09%	6.31%
Lipper Intermediate US Government Funds median		2.90%	3.48%	3.75%	5.22%	4.97%

Average annual total returns for periods ended December 31, 2006, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, -0.07%; 5-year period, 3.10%; since inception, 3.75%; Class B—1-year period, -1.05%; 5-year period, 2.92%; since inception, 4.15%; Class C—1-year period, 3.39%; 5-year period, 3.51%; since inception, 4.55%; Class Y—1-year period, 4.98%; 5-year period, 4.37%; since inception, 4.90%; Class P—1-year period, 3.44%; 5-year period, 2.74%; 10-year period, 4.29%; since inception, 4.41%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2006 prospectuses were as follows: Class A—1.14% and 1.12%; Class B—1.90% and 1.87%; Class C—1.72% and 1.62%; Class Y—0.81% and 0.81%; and Class P—0.93% and 0.87%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") has entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through December 1, 2007 (excluding interest expense, if any) would not exceed the following: Class A—1.12%; Class B—1.87%; Class C—1.62%; Class Y—0.87%; and Class P—0.87%. The Portfolio has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

°  Since inception returns are calculated as of commencement of issuance or reissuance on August 24, 1995 for Class P shares, January 31, 2001 for Class A shares, December 18, 2000 for Class B shares, December 4, 2000 for Class C shares and February 2, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 24, 1995, which is the inception date of the oldest share class (Class P).

*  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

**  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

***  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

****  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

*****  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The Lehman Brothers Mortgage-Backed Securities Index covers fixed rate securitized issues backed by the mortgage pools of the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association. Graduated Payment Mortgages are included, but Graduated Equity Mortgages are not. The average-weighted life is approximately eight years.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/07
Weighted average duration	4.1	yrs.
Weighted average maturity	4.8	yrs.
Average coupon	5.11%
Average quality*	AAA
Net assets (mm)	$572.5
Number of holdings	404
Portfolio composition**	01/31/07
Bonds	142.8%
Options, futures and swaps	0.1
Investments sold short	(29.7)
Cash equivalents and other assets less liabilities	(13.2)
Total	100.0%
Asset allocation**	01/31/07
US government agency mortgage pass-through certificates	135.2%
Collateralized mortgage obligations	4.6
Asset-backed securities	2.8
Stripped mortgage-backed securities	0.2
Options, futures and swaps	0.1
Investments sold short	(29.7)
Cash equivalents and other assets less liabilities	(13.2)
Total	100.0%

*  Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

**  Weightings represent percentages of the Portfolio's net assets as of January 31, 2007. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)		Maturity dates	Interest rates	Value
Government national mortgage association certificates—14.88%
$2	GNMA	12/15/07	8.000%	$2,347
15	GNMA	08/15/09	8.000	15,148
233	GNMA	08/15/09	9.000	236,705
36	GNMA	02/15/19	10.500	39,862
649	GNMA	04/15/19	8.250	691,143
4	GNMA	05/15/19	11.500	4,513
43	GNMA	06/15/19	10.500	48,004
146	GNMA	07/15/19	10.500	161,973
24	GNMA	08/15/19	10.500	25,820
4	GNMA	07/15/20	10.500	4,761
58	GNMA	08/15/20	10.500	65,032
4	GNMA	09/15/20	10.500	4,532
10	GNMA	08/15/21	7.500	10,754
3	GNMA	02/15/23	8.000	3,670
1	GNMA	09/15/23	7.500	1,167
144	GNMA[1]	12/15/32	5.500	142,788
944	GNMA[1]	07/15/33	5.500	935,468
8,728	GNMA[1]	12/15/33	5.500	8,649,707
2,751	GNMA[1]	01/15/34	5.500	2,725,968
288	GNMA[1]	02/15/34	5.500	285,698
665	GNMA[1]	03/15/34	5.500	658,944
806	GNMA[1]	04/15/34	5.500	797,404
917	GNMA[1]	05/15/34	5.500	908,695
211	GNMA[1]	06/15/34	5.500	208,615
847	GNMA[1]	07/15/35	5.500	838,266
372	GNMA[1]	08/15/35	5.500	367,984
4,695	GNMA[1]	10/15/35	5.500	4,651,470
412	GNMA[1]	11/15/35	5.500	407,735
9,735	GNMA[1]	12/15/35	5.500	9,639,995
5,390	GNMA[1]	01/15/36	5.500	5,335,400
345	GNMA	04/15/36	6.000	347,846
315	GNMA[1]	05/15/36	5.500	311,435
155	GNMA	05/15/36	6.000	156,879
65	GNMA	06/15/36	6.000	65,761
3,964	GNMA	07/15/36	6.000	4,001,952
5,331	GNMA	08/15/36	6.000	5,382,617
14,149	GNMA[1]	08/15/36	6.500	14,478,036
493	GNMA	09/15/36	6.000	497,277
2,426	GNMA[1]	09/15/36	6.500	2,481,781
433	GNMA	10/15/36	6.000	437,557
578	GNMA	12/15/36	6.000	584,043
50	GNMA II	04/20/25	9.000	53,425
11	GNMA II	12/20/26	9.000	11,577
23	GNMA II	01/20/27	9.000	24,529

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)		Maturity dates	Interest rates	Value
Government national mortgage association certificates—(continued)
$2	GNMA II	06/20/30	9.000%	$1,993
13	GNMA II	07/20/30	9.000	14,244
6	GNMA II	09/20/30	9.000	6,394
28	GNMA II	10/20/30	9.000	30,363
59	GNMA II	11/20/30	9.000	64,188
23	GNMA II ARM	07/20/17	5.750	23,624
329	GNMA II ARM	01/20/18	5.625	331,738
30	GNMA II ARM	04/20/18	5.375	29,730
10	GNMA II ARM	05/20/18	5.875	9,652
99	GNMA II ARM	06/20/19	5.875	99,484
25	GNMA II ARM	05/20/21	5.375	24,950
335	GNMA II ARM	09/20/21	5.750	337,281
55	GNMA II ARM	11/20/21	5.125	55,741
295	GNMA II ARM	06/20/22	5.375	296,462
101	GNMA II ARM	11/20/22	5.125	102,637
228	GNMA II ARM	01/20/23	5.375	228,793
114	GNMA II ARM	03/20/23	5.375	115,483
301	GNMA II ARM	01/20/24	5.375	303,274
232	GNMA II ARM	04/20/24	5.375	233,428
2	GNMA II ARM	12/20/24	5.125	1,963
26	GNMA II ARM	01/20/25	5.375	25,867
71	GNMA II ARM	02/20/25	5.375	71,653
98	GNMA II ARM	03/20/25	5.375	99,079
38	GNMA II ARM	03/20/25	5.500	38,613
239	GNMA II ARM	05/20/25	5.375	241,064
90	GNMA II ARM	06/20/25	5.375	91,084
70	GNMA II ARM	08/20/25	5.750	70,860
82	GNMA II ARM	09/20/25	5.750	82,559
61	GNMA II ARM	10/20/25	5.125	61,622
11	GNMA II ARM	12/20/25	5.125	11,372
53	GNMA II ARM	03/20/26	5.375	52,903
525	GNMA II ARM	04/20/26	5.375	527,384
241	GNMA II ARM	06/20/26	5.375	242,278
89	GNMA II ARM	08/20/26	5.750	90,001
14	GNMA II ARM	09/20/26	5.750	13,983
44	GNMA II ARM	10/20/26	5.125	44,599
60	GNMA II ARM	12/20/26	5.125	61,070
415	GNMA II ARM	01/20/27	5.375	417,979
41	GNMA II ARM	02/20/27	5.375	41,653
167	GNMA II ARM	04/20/27	5.375	168,063
35	GNMA II ARM	07/20/27	5.750	35,443
96	GNMA II ARM	08/20/27	5.750	97,263
168	GNMA II ARM	11/20/27	5.125	170,230
17	GNMA II ARM	12/20/27	5.125	17,577

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)		Maturity dates	Interest rates	Value
Government national mortgage association certificates—(concluded)
$36	GNMA II ARM	01/20/28	5.375%	$36,472
9	GNMA II ARM	02/20/28	5.250	8,631
24	GNMA II ARM	02/20/28	5.375	24,471
50	GNMA II ARM	10/20/29	5.125	50,316
144	GNMA II ARM	04/20/30	5.375	145,378
2,616	GNMA II ARM	05/20/30	5.375	2,639,308
77	GNMA II ARM	06/20/30	5.500	78,172
603	GNMA II ARM	07/20/30	5.500	606,461
471	GNMA II ARM	08/20/30	5.500	473,546
70	GNMA II ARM	10/20/30	5.125	71,429
122	GNMA II ARM	09/20/31	5.125	123,342
7,000	GNMA TBA	TBA	6.000	7,065,625
2,000	GNMA TBA[1]	TBA	6.500	2,045,624
Total government national mortgage association certificates (cost—$84,812,613)				85,158,679
Federal home loan mortgage corporation certificates—22.93%
298	FHLMC	07/01/08	6.000	300,037
2	FHLMC	07/01/09	9.000	2,560
7	FHLMC	02/01/10	9.000	7,470
9	FHLMC	05/01/10	11.500	9,763
8	FHLMC	08/01/10	11.500	8,127
12	FHLMC	11/01/10	11.500	12,691
7	FHLMC	05/01/11	11.000	7,754
222	FHLMC	03/01/13	8.000	233,954
4	FHLMC	03/01/13	11.000	3,845
2	FHLMC	09/01/14	11.500	2,087
5	FHLMC	07/01/15	11.000	6,071
9	FHLMC	09/01/15	11.000	9,800
2	FHLMC	10/01/15	11.000	1,778
15	FHLMC	12/01/15	11.000	16,098
4	FHLMC	01/01/16	11.500	4,002
61	FHLMC	05/01/16	8.500	62,410
45	FHLMC	11/01/16	9.750	47,380
5	FHLMC	10/01/17	7.500	5,462
12	FHLMC	01/01/18	11.500	13,624
6	FHLMC	04/01/19	11.000	6,327
7	FHLMC	05/01/19	11.500	7,870
1	FHLMC	06/01/19	11.000	563
23	FHLMC	06/01/19	11.500	25,801
0 [2]	FHLMC	08/01/20	11.000	86
4	FHLMC	09/01/20	11.000	4,899
13	FHLMC	11/01/20	10.500	12,967
175	FHLMC	04/01/25	9.000	180,551
3	FHLMC	08/01/25	7.000	2,770
1,413	FHLMC	02/01/33	5.500	1,394,235

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)		Maturity dates	Interest rates	Value
Federal home loan mortgage corporation certificates—(concluded)
$672	FHLMC	03/01/33	5.500%	$662,878
795	FHLMC	04/01/33	5.500	784,414
808	FHLMC	05/01/33	5.500	796,718
3,892	FHLMC	06/01/33	5.500	3,840,122
892	FHLMC	10/01/33	5.500	880,528
480	FHLMC	12/01/33	5.500	473,913
155	FHLMC	03/01/34	5.500	153,009
1,316	FHLMC	10/01/34	5.500	1,297,957
877	FHLMC	12/01/34	5.500	865,063
7,825	FHLMC	02/01/35	5.500	7,716,195
252	FHLMC	05/01/35	5.500	248,558
1,675	FHLMC	06/01/35	5.500	1,649,644
6,388	FHLMC[1]	07/01/35	5.000	6,139,158
219	FHLMC[1]	08/01/35	5.000	210,913
6,000	FHLMC[1]	09/01/35	5.000	5,766,025
8,132	FHLMC[1]	06/01/36	5.000	7,809,822
15,804	FHLMC[1]	11/01/36	5.000	15,187,277
6,974	FHLMC	11/01/36	6.000	7,001,194
14,173	FHLMC[1]	01/01/37	5.000	13,610,757
328	FHLMC ARM	10/01/23	7.095	336,055
488	FHLMC ARM	07/01/24	6.858	495,942
662	FHLMC ARM	11/01/25	6.950	677,977
621	FHLMC ARM	10/01/27	7.201	635,827
881	FHLMC ARM	10/01/27	7.385	895,206
252	FHLMC ARM	11/01/27	6.932	254,858
148	FHLMC ARM	01/01/28	6.923	149,912
994	FHLMC ARM	06/01/28	7.031	1,013,933
748	FHLMC ARM	07/01/28	7.029	760,816
562	FHLMC ARM	01/01/29	7.038	575,125
641	FHLMC ARM	04/01/29	6.995	649,814
26	FHLMC ARM	10/01/29	6.209	26,020
1,238	FHLMC ARM	11/01/29	6.991	1,267,808
431	FHLMC ARM	12/01/29	6.986	440,057
127	FHLMC ARM	01/01/30	6.828	129,450
14,000	FHLMC TBA	TBA	5.000	13,444,368
4,000	FHLMC TBA	TBA	5.500	3,936,248
28,000	FHLMC TBA	TBA	6.000	28,096,264
Total federal home loan mortgage corporation certificates (cost—$132,754,765)				131,270,807
Federal housing administration certificates—0.46%
200	FHA GMAC	04/01/19	7.480	199,806
1,243	FHA GMAC	02/01/21	7.400	1,243,232
1,218	FHA Reilly	07/01/20	6.896	1,217,946
Total federal housing administration certificates (cost—$2,662,887)				2,660,984

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)		Maturity dates	Interest rates	Value
Federal national mortgage association certificates—96.95%
$100	FNMA	05/01/09	9.000%	$102,048
168	FNMA	07/01/09	7.249	171,839
4	FNMA	12/01/09	9.500	4,201
23	FNMA	04/01/10	9.250	24,009
4	FNMA	03/01/11	10.250	4,174
14	FNMA	04/01/11	10.250	15,010
2	FNMA	02/01/12	10.500	2,399
14	FNMA	09/01/12	6.500	14,471
32	FNMA	12/01/12	6.500	32,322
5	FNMA	01/01/13	6.500	4,742
32	FNMA	02/01/13	6.500	32,655
54	FNMA	03/01/13	6.500	55,221
32	FNMA	04/01/13	6.500	31,850
4	FNMA	04/01/13	9.250	3,639
87	FNMA	06/01/13	6.500	88,293
20	FNMA	07/01/13	6.500	20,031
3	FNMA	07/01/13	10.500	2,783
6	FNMA	07/01/13	11.000	6,414
20	FNMA	08/01/13	6.500	20,827
154	FNMA	09/01/13	6.500	158,829
43	FNMA	10/01/13	6.500	43,212
66	FNMA	11/01/13	6.500	67,199
10	FNMA[1]	05/01/14	5.500	9,991
43	FNMA	05/01/14	9.250	43,736
22	FNMA	09/01/15	10.500	23,838
14	FNMA	10/01/15	11.000	15,886
0 [2]	FNMA	11/01/15	10.500	102
37	FNMA	11/01/15	11.000	39,535
13	FNMA	12/01/15	9.250	13,577
7	FNMA	01/01/16	11.000	7,481
10	FNMA	02/01/16	11.000	10,290
5	FNMA	03/01/16	11.000	5,575
303	FNMA[1]	06/01/17	5.500	302,035
43	FNMA	09/01/17	5.000	41,999
1,994	FNMA	10/01/17	5.000	1,955,221
1,085	FNMA	05/01/18	5.000	1,063,430
23	FNMA	06/01/18	5.000	22,854
30	FNMA	07/01/18	5.000	29,361
519	FNMA	08/01/18	5.000	509,034
1,661	FNMA	10/01/18	5.000	1,628,339
8,383	FNMA	11/01/18	5.000	8,218,709
169	FNMA	12/01/18	5.000	165,277
8,524	FNMA	02/01/19	5.000	8,345,290
2,192	FNMA	04/01/19	5.000	2,146,161

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)		Maturity dates	Interest rates	Value
Federal national mortgage association certificates—(continued)
$697	FNMA	05/01/19	5.000%	$682,144
1,798	FNMA	06/01/19	5.000	1,760,785
11,251	FNMA	07/01/19	5.000	11,015,584
149	FNMA	07/01/19	6.500	152,545
2,871	FNMA	08/01/19	5.000	2,809,875
43	FNMA	08/01/19	10.000	46,526
49	FNMA	09/01/19	5.000	48,096
23,465	FNMA	10/01/19	4.500	22,541,678
1,598	FNMA	10/01/19	5.000	1,564,758
118	FNMA	10/01/19	9.000	126,629
2,130	FNMA	12/01/19	5.000	2,085,390
3,344	FNMA	01/01/20	5.000	3,272,451
1,568	FNMA	02/01/20	4.500	1,505,572
4,360	FNMA	02/01/20	5.000	4,267,000
1,220	FNMA	03/01/20	5.000	1,193,350
3,184	FNMA	04/01/20	4.500	3,056,732
5,919	FNMA	04/01/20	5.000	5,792,779
51	FNMA	05/01/20	5.000	50,127
6	FNMA	05/01/20	11.000	6,480
47	FNMA	06/01/20	5.000	46,388
1,691	FNMA	07/01/20	5.000	1,654,762
3,927	FNMA	08/01/20	5.000	3,842,523
4	FNMA	08/01/20	10.500	4,512
1,051	FNMA	09/01/20	4.500	1,009,892
1,453	FNMA	09/01/20	5.000	1,421,157
30,812	FNMA	10/01/20	5.000	30,151,937
33	FNMA[1]	12/01/20	5.500	33,225
196	FNMA	02/01/21	5.000	192,091
622	FNMA[1]	03/01/21	5.500	619,656
367	FNMA[1]	05/01/21	5.500	365,104
5	FNMA	09/01/21	10.500	5,411
165	FNMA[1]	10/01/21	5.500	164,649
2,180	FNMA[1]	12/01/21	5.500	2,170,753
5,132	FNMA[1]	01/01/22	5.500	5,110,542
10	FNMA	04/01/22	10.500	10,186
2	FNMA	06/01/24	7.500	2,480
27	FNMA	07/01/24	7.500	27,291
34	FNMA	08/01/24	7.500	35,496
3	FNMA	12/01/24	7.500	2,786
12	FNMA	06/01/25	7.500	12,959
13	FNMA	07/01/25	7.500	14,163
164	FNMA	09/01/25	8.500	175,070
39	FNMA	02/01/26	9.000	42,117
9	FNMA	04/01/26	6.500	9,031

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)		Maturity dates	Interest rates	Value
Federal national mortgage association certificates—(continued)
$123	FNMA	10/01/26	7.500%	$128,432
60	FNMA	11/01/26	7.500	62,365
78	FNMA	11/01/26	8.000	81,910
93	FNMA	03/01/29	6.500	95,422
239	FNMA	05/01/29	6.500	244,602
196	FNMA[1]	01/01/32	6.000	197,329
97	FNMA	02/01/32	5.500	95,743
163	FNMA[1]	04/01/32	6.000	164,430
176	FNMA[1]	09/01/32	6.000	177,445
203	FNMA[1]	10/01/32	6.000	204,400
2,018	FNMA	11/01/32	5.500	1,990,402
286	FNMA[1]	12/01/32	6.000	288,130
1,005	FNMA	01/01/33	5.500	991,525
380	FNMA[1]	01/01/33	6.000	382,824
608	FNMA	02/01/33	5.500	599,528
338	FNMA[1]	02/01/33	6.000	339,944
188	FNMA	06/01/33	5.500	185,526
378	FNMA[1]	06/01/33	6.000	379,992
246	FNMA[1]	07/01/33	6.000	247,310
684	FNMA	09/01/33	5.500	674,464
1,056	FNMA	10/01/33	5.500	1,041,305
258	FNMA[1]	10/01/33	6.000	259,512
260	FNMA	11/01/33	5.500	256,154
787	FNMA[1]	11/01/33	6.000	791,933
36,149	FNMA[1]	12/01/33	5.000	34,783,698
997	FNMA	12/01/33	5.500	983,852
366	FNMA	01/01/34	5.500	360,835
2,657	FNMA[1]	02/01/34	6.000	2,673,778
1,027	FNMA	04/01/34	5.500	1,011,755
180	FNMA[1]	05/01/34	6.000	181,022
600	FNMA	07/01/34	5.500	591,786
468	FNMA[1]	09/01/34	6.000	470,004
464	FNMA	01/01/35	5.500	456,789
1,212	FNMA[1]	01/01/35	6.000	1,217,787
950	FNMA[1]	02/01/35	6.000	954,244
5,418	FNMA	04/01/35	5.500	5,332,462
16	FNMA[1]	04/01/35	6.000	15,597
9,545	FNMA	05/01/35	5.500	9,393,954
1,074	FNMA[1]	05/01/35	6.000	1,077,515
2,019	FNMA	06/01/35	5.500	1,988,072
291	FNMA[1]	06/01/35	6.000	292,142
602	FNMA	07/01/35	5.500	592,509
2,153	FNMA[1]	07/01/35	6.000	2,161,000
327	FNMA[1]	08/01/35	5.000	314,343

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)		Maturity dates	Interest rates	Value
Federal national mortgage association certificates—(concluded)
$1,814	FNMA	08/01/35	5.500%	$1,784,954
936	FNMA[1]	08/01/35	6.000	940,107
310	FNMA[1]	09/01/35	5.000	297,889
1,302	FNMA[1]	09/01/35	6.000	1,308,031
34,198	FNMA[1]	10/01/35	5.000	32,833,890
310	FNMA[1]	10/01/35	6.000	311,554
66	FNMA[1]	11/01/35	6.000	66,613
26,487	FNMA	01/01/36	5.500	26,066,298
54,488	FNMA[1]	02/01/36	5.000	52,313,564
935	FNMA	02/01/36	5.500	920,373
4,337	FNMA	03/01/36	6.500	4,409,701
961	FNMA	04/01/36	5.500	945,097
876	FNMA[1]	04/01/36	6.000	879,018
54	FNMA	04/01/36	6.500	54,458
6,833	FNMA	05/01/36	6.500	6,947,266
4,834	FNMA	06/01/36	6.500	4,914,549
469	FNMA	07/01/36	5.500	461,344
687	FNMA	07/01/36	6.500	698,367
3,413	FNMA[1]	08/01/36	6.000	3,425,901
4,939	FNMA	08/01/36	6.500	5,021,474
5,703	FNMA[1]	09/01/36	6.000	5,724,676
143	FNMA	09/01/36	6.500	145,275
1,279	FNMA[1]	10/01/36	6.000	1,283,923
3,041	FNMA	10/01/36	6.500	3,091,518
1,085	FNMA[1]	11/01/36	6.000	1,089,422
1,571	FNMA	11/01/36	6.500	1,597,340
878	FNMA[1]	12/01/36	6.000	881,365
316	FNMA ARM	09/01/15	6.855	315,790
19	FNMA ARM	11/01/23	5.213	19,235
659	FNMA ARM	03/01/25	6.097	666,153
84	FNMA ARM	02/01/26	6.914	84,976
85	FNMA ARM	09/01/26	7.227	85,307
2,239	FNMA ARM	10/01/26	6.747	2,261,596
144	FNMA ARM	12/01/27	6.822	146,376
50	FNMA ARM	02/01/29	7.002	50,994
207	FNMA ARM	02/01/30	7.179	209,854
200	FNMA ARM	05/01/30	5.675	202,272
70	FNMA ARM	07/01/30	5.890	71,094
2,453	FNMA ARM	03/01/44	6.027	2,469,763
6,000	FNMA TBA	TBA	5.000	5,873,436
86,500	FNMA TBA	TBA	5.500	85,245,487
68,000	FNMA TBA[1]	TBA	6.000	68,233,784
21,000	FNMA TBA	TBA	6.500	21,343,434
Total federal national mortgage association certificates (cost—$558,412,680)				555,033,860

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)		Maturity dates	Interest rates		Value
Collateralized mortgage obligations—4.65%
$783	Chevy Chase Funding LLC, Series 2004-1, Class A1[3]	01/25/35	5.600%[4]		$784,233
6,952	Countrywide Alternative Loan Trust, Series 2006-0A2, Class A1	05/20/46	5.530	[4]	6,965,371
1,137	Federal Agricultural Mortgage Corp. ARM, Series 2002, Class AA1	04/25/11	7.826		1,162,211
140	FHLMC REMIC, Series 0023, Class KZ	11/25/23	6.500		142,583
36	FHLMC REMIC, Series 0159, Class H	09/15/21	4.500		35,364
179	FHLMC REMIC, Series 1003, Class H	10/15/20	6.125	[4]	178,578
7	FHLMC REMIC, Series 1349, Class PS	08/15/22	7.500		7,413
1,131	FHLMC REMIC, Series 1502, Class PX	04/15/23	7.000		1,155,014
561	FHLMC REMIC, Series 1534, Class Z	06/15/23	5.000		547,801
205	FHLMC REMIC, Series 1573, Class PZ	09/15/23	7.000		210,267
96	FHLMC REMIC, Series 1658, Class GZ	01/15/24	7.000		98,538
487	FHLMC REMIC, Series 1694, Class Z	03/15/24	6.500		486,433
19	FHLMC REMIC, Series 1775, Class Z	03/15/25	8.500		18,705
145	FHLMC REMIC, Series 2411, Class FJ	12/15/29	5.670	[4]	145,779
572	FNMA REMIC, Trust 1987-002, Class Z	11/25/17	11.000		632,591
433	FNMA REMIC, Trust 1988-007, Class Z	04/25/18	9.250		457,817
4	FNMA REMIC, Trust 1992-074, Class Z	05/25/22	8.000		4,381
28	FNMA REMIC, Trust 1992-129, Class L	07/25/22	6.000		28,725
82	FNMA REMIC, Trust 1992-158, Class ZZ	08/25/22	7.750		86,156
1,095	FNMA REMIC, Trust 1993-037, Class PX	03/25/23	7.000		1,131,993
4	FNMA REMIC, Trust 1993-240, Class Z	12/25/13	6.250		3,977
45	FNMA REMIC, Trust 1993-250, Class Z	12/25/23	7.000		46,019
103	FNMA REMIC, Trust G92-040, Class ZC	07/25/22	7.000		106,882
131	FNMA REMIC, Trust G94-006, Class PJ	05/17/24	8.000		137,679
102	GNMA REMIC, Trust 2000-009, Class FH	02/16/30	5.820	[4]	102,765
3,733	Indymac Index Mortgage Loan Trust, Series 2005-AR2, Class 2A1A	02/25/35	5.640	[4]	3,750,552
1,143	Sequoia Mortgage Trust, Series 5, Class A	10/19/26	5.670	[4]	1,142,922
239	Small Business Administration, Series 2000-10, Class B1	08/01/10	7.449		248,222
4,251	Structured Asset Mortgage Investments Inc., Series 2006-AR3, Class 11A1	04/25/36	5.530	[4]	4,252,163
2,533	Washington Mutual, Series 2003-R1, Class A1	12/25/27	5.590	[4]	2,532,604
Total collateralized mortgage obligations (cost—$26,262,792)					26,603,738
Asset-backed securities—2.77%
3,333	Centex Home Equity Loan Trust, Series 2006-A, Class AV1	06/25/36	5.370	[4]	3,333,309
435	Conseco Finance Securitizations Corp., Series 2000-5, Class M1[5]	02/01/32	8.400		54,568
1,638	Embarcadero Aircraft Securitization Trust, Series 2000-A, Class B3, 6, *	08/15/25	6.420	[4]	16,381
614	EMC Mortgage Loan Trust, Series 2003-A, Class A2[3]	08/25/40	6.070	[4]	622,749
98	Green Tree Financial Corp., Series 1998-2, Class A5	11/01/16	6.240		97,956
2,562	Long Beach Mortgage Loan Trust, Series 2006-WL1, Class 2A1	01/25/36	5.410	[4]	2,562,254
1,598	Merrill Lynch Mortgage Investors, Inc., Series 2006-WMCI, Class A2A	01/25/37	5.400	[4]	1,598,215
810	Renaissance Home Equity Loan Trust, Series 2003-2, Class A	08/25/33	5.760	[4]	812,019
58	Specialty Underwriting & Residential Financing, Series 2003-BC1, Class A	01/25/34	5.660	[4]	57,831
1,694	Specialty Underwriting & Residential Financing, Series 2006-BC1, Class A2A	12/25/36	5.400	[4]	1,694,085
5,000	Wells Fargo Home Equity Trust, Series 2005-2, Class AII2[3]	10/25/35	5.560	[4]	5,006,631
Total asset-backed securities (cost—$17,841,012)					15,855,998

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)		Maturity dates	Interest rates		Value
Stripped mortgage-backed securities[7]—0.17%
$392	FHLMC REMIC, Series 0013, Class B5	06/25/23	7.000%		$83,065
13	FHLMC REMIC, Series 1554, Class I5	08/15/08	6.500		319
90	FHLMC REMIC, Series 1627, Class PN5	09/15/22	6.000		271
30	FHLMC REMIC, Series 2136, Class GD5	03/15/29	7.000		6,440
153	FHLMC REMIC, Series 2178, Class PI5	08/15/29	7.500		31,241
0 [2]	FNMA REMIC, Trust 1992-142, Class KB5	08/25/07	11.980		265
0 [2]	FNMA REMIC, Trust 1992-157, Class JA5	09/25/07	10.146		256
39,238	Hilton Hotel Pool Trust, Series 2000-HLTA, Class X3	10/03/15	0.608	[8]	865,477
Total stripped mortgage-backed securities (cost—$972,259)					987,334
Commercial paper[9]—0.97%
Finance-noncaptive diversified—0.97%
5,700	General Electric Capital Corp. (cost—$5,552,623)	07/30/07	5.200		5,552,623
Short-term US government obligation[9],[10]—0.08%
475	US Treasury Bills (cost—$472,337)	03/15/07	4.805		472,337
Repurchase agreement—6.04%
34,569	Repurchase agreement dated 01/31/07 with State Street Bank & Trust Co., collateralized by $35,530,000 US Treasury Notes, 3.000% due 02/15/08; (value—$35,263,525); proceeds: $34,573,657 (cost—$34,569,000)	02/01/07	4.850		34,569,000
Number of contracts (000)
Options[5]—0.00%
Call options purchased[5]—0.00%
41,700	3 Month LIBOR[11] Interest Rate Swap, strike @ 4.73%, expires 02/01/07 (cost—$142,822)				0
Total investments before investments sold short (cost—$864,455,790)—149.90%					858,165,360
Principal amount (000)
Investments sold short—(29.68)%
$(14,000)	FHLMC TBA	TBA	5.000		(13,444,368)
(54,000)	FNMA TBA	TBA	5.000		(51,868,125)
(7,000)	FNMA TBA	TBA	5.500		(6,969,375)
(75,000)	FNMA TBA	TBA	6.000		(75,240,322)
(4,000)	GNMA TBA	TBA	5.500		(3,958,752)
(18,000)	GNMA TBA	TBA	6.500		(18,410,616)
Total investments sold short (proceeds—$170,138,184)—(29.68)%					(169,891,558)
Liabilities in excess of other assets—(20.22)%					(115,797,668)
Net assets—100.00%					$572,476,134

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

*  Non-income producing security.

1  Entire amount pledged as collateral for investments sold short.

2  Principal amount is less than $500.

3  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.27% of net assets as of January 31, 2007, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Floating rate security. The interest rate shown is the current rate as of January 31, 2007.

5  Illiquid security. These securities represent 0.06% of net assets as of January 31, 2007.

6  Bond interest in default.

7  Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

8  Variable rate security. The interest rate shown is the current rate as of January 31, 2007.

9  Interest rate shown is the discount rate at date of purchase.

10  Partial amount delivered to broker as collateral for futures transactions.

11  3 Month LIBOR (London Interbank Offered Rate) at January 31, 2007 was 5.360%.

ARM  Adjustable Rate Mortgage. The interest rate shown is the current rate as of January 31, 2007.

FHA  Federal Housing Administration

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GMAC  General Motors Acceptance Corporation

GNMA  Government National Mortgage Association

REMIC  Real Estate Mortgage Investment Conduit

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

Written options5

Number of contracts (000)	Call options written	Expiration date	Premiums received	Current value	Unrealized appreciation
17,900	3 Month LIBOR[11] Interest Rate Swap, strike @ 4.78%	02/01/07	$146,780	$0	$146,780

Futures contracts

Number of contracts	Buy contracts	Expiration dates	Cost	Current value	Unrealized depreciation
335	90 Day Euro Dollar Futures	June 2007	$79,390,588	$79,273,563	$(117,025)
136	90 Day Euro Dollar Futures	September 2007	32,294,100	32,213,300	(80,800)
286	90 Day Euro Dollar Futures	December 2007	67,913,225	67,807,025	(106,200)
757			$179,597,913	$179,293,888	$(304,025)

See accompanying notes to financial statements

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Performance

For the six months ended January 31, 2007, the Portfolio's Class P shares returned 2.57% (before the deduction of the maximum UBS PACE Select program fee; 1.80% after the deduction of the maximum UBS PACE Select program fee). In comparison, the Lehman Brothers Intermediate Government/Credit Index (the "Index") returned 3.14%, and the median return for the Lipper Short-Intermediate Investment Grade Debt Funds category was 2.75%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 28. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

Market review

During the six-month reporting period, US economic growth slowed from an above-trend to a decidedly below-trend rate. The slowdown was concentrated in the housing sector, although the fourth quarter brought with it some preliminary signs of stabilization. Inventories of new and existing homes receded from their highs, and purchase applications spiked to their loftiest levels since January 2006. We believe that the recent weaknesses in the housing and manufacturing sectors have yet to spill over into the broader economy. Against this economic backdrop, the fixed income market performed well during the period, with the Lehman Aggregate Bond Index returning 3.65%. Interest rates moved steadily lower throughout the period, with two-, five-, 10- and 30-year Treasury yields declining 0.03%, 0.09%, 0.17% and 0.15%, respectively. In this low-volatility environment, the demand for higher-yielding assets remained intact.

Advisor's comments

Throughout the period, the Portfolio maintained its short-duration positioning versus the Index (duration is a measure of an investment's sensitivity to interest rate changes). This position detracted from relative performance as the yield on the 10-year Treasury fell by 0.16%, moving from 4.98% to 4.82%. The Portfolio maintained a slight barbell yield curve structure, with an overweight in the short and long ends of the curve, and an underweight in intermediate maturities.

The Portfolio maintained an allocation to mortgage-backed securities, which benefited performance as the sector performed well during the period. We remained defensive on 30-year mortgage pass-throughs, choosing instead to concentrate the Portfolio's mortgage allocation in 15-year fixed-rate pass-through mortgages, floating-rate securities and collateralized mortgage obligations (CMOs).

UBS PACE Select Advisors Trust – UBS PACE Intermediate Fixed Income Investments

Investment Advisor:

BlackRock Financial Management, Inc. ("BlackRock")

Portfolio Managers:

Team

Objective:

Current income, consistent with reasonable stability of principal

Investment process:

BlackRock decides to buy specific bonds based on its credit analysis and review. BlackRock strives to add value while keeping the Portfolio's duration within a narrow band relative to the Lehman Brothers Intermediate Government/Credit Index. To accomplish this, BlackRock employs an analytical process that involves evaluating macroeconomic trends, technical market factors, yield-curve exposure and market volatility. Once BlackRock establishes the investment themes on duration, yield curve exposure, convexity, sector weighting, credit quality and liquidity, the Portfolio's investments are diversified by sector, subsector and security.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Advisor's comments – concluded

The Portfolio held a significant position in commercial mortgage-backed securities (CMBS). This sector posted strong returns, which benefited relative performance. We continue to favor the CMBS sector, as, in our view, it offers better relative value versus such sectors as corporates and Agencies. The fundamental state of the commercial real estate market appears to remain healthy. CMBS delinquencies have been steadily declining since mid-2004 and are at the lowest levels since late 2000.

The Portfolio maintained an underweight exposure versus the Index in the corporate sector throughout the reporting period, favoring shorter maturity, higher quality and financial credits in lieu of longer duration and industrial issues. Our underweight detracted from performance as corporates posted very strong returns. Going forward, we expect to maintain our underweight position in the sector, as we feel it offers a poor risk-reward trade-off given the macro risks inherent in the credit sector and high level of corporate event risk (for example, mergers or leveraged buy-outs).

The Portfolio's allocation to asset-backed securities (ABS) benefited performance. During the period, we favored certain auto and credit card issues, concentrating our holdings in higher-quality issues.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income and a reasonable stability of principal. Investors should be able to withstand short-term fluctuations in the fixed income markets. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/07		6 months	1 year	5 years	10 years	Since inception°
Before deducting	Class A*	2.51%	3.71%	2.07%	N/A	2.67%
maximum sales charge	Class B**	2.11%	2.91%	1.30%	N/A	2.21%
or UBS PACE Select	Class C***	2.25%	3.09%	1.55%	N/A	2.59%
program fee	Class Y****	2.66%	4.00%	2.34%	N/A	2.95%
	Class P*****	2.57%	3.90%	2.33%	4.24%	4.36%
After deducting	Class A*	-2.09%	-0.92%	1.14%	N/A	1.89%
maximum sales charge	Class B**	-2.89%	-2.09%	0.95%	N/A	2.21%
or UBS PACE Select	Class C***	1.50%	2.34%	1.55%	N/A	2.59%
program fee	Class P*****	1.80%	2.35%	0.81%	2.68%	2.80%
Lehman Brothers Intermediate Government/Credit Index		3.14%	4.14%	4.43%	5.77%	5.87%
Lipper Short-Intermediate Investment Grade Debt Funds median		2.75%	3.75%	3.77%	5.05%	4.42%

Average annual total returns for periods ended December 31, 2006, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, -1.02%; 5-year period, 1.18%; since inception, 1.91%; Class B—1-year period, -2.12%; 5-year period, 1.00%; since inception, 2.25%; Class C—1-year period, 2.31%; 5-year period, 1.60%; since inception, 2.63%; Class Y—1-year period, 3.96%; 5-year period, 2.38%; since inception, 2.99%; Class P—1-year period, 2.41%; 5-year period, 0.87%; 10-year period, 2.72%; since inception, 2.84%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2006 prospectuses were as follows: Class A—1.08% and 1.05%; Class B—1.87% and 1.80%; Class C—1.57% and 1.55%; Class Y—0.81% and 0.80%; and Class P—0.79% and 0.79%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") has entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through December 1, 2007 (excluding interest expense, if any) would not exceed the following: Class A—1.05%; Class B—1.80%; Class C—1.55%; Class Y—0.80%; and Class P—0.80%. The Portfolio has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

°  Since inception returns are calculated as of commencement of issuance or reissuance on August 24, 1995 for Class P shares, January 31, 2001 for Class A shares, December 14, 2000 for Class B shares, December 1, 2000 for Class C shares and February 2, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 24, 1995, which is the inception date of the oldest share class (Class P).

*  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

**  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

***  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

****  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

*****  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The Lehman Brothers Intermediate Government/Credit Index is a subset of the Lehman Brothers Government/Credit Index covering all investment grade issues with maturities between one and 10 years. The average-weighted maturity is typically between four and five years.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/07
Weighted average duration	3.2	yrs.
Weighted average maturity	3.5	yrs.
Average coupon	4.68%
Net assets (mm)	$419.7
Number of holdings	248
Portfolio composition*	01/31/07
Long-term debt securities (bonds and notes)	107.6%
Options and futures	(0.1)
Cash equivalents and other assets less liabilities	(7.5)
Total	100.0%
Quality diversification*	01/31/07
US government and agency securities	45.4%
AAA	34.5
AA	6.7
A	7.7
BBB and below/non-rated	13.3
Options and futures	(0.1)
Cash equivalents and other assets less liabilities	(7.5)
Total	100.0%
Asset allocation*	01/31/07
Collateralized mortgage obligations	28.2%
Corporate notes	28.0
Asset-backed securities	18.2
US government obligations	17.8
US government agency mortgage pass-through certificates	15.3
Non-US government obligation	0.1
Options and futures	(0.1)
Cash equivalents and other assets less liabilities	(7.5)
Total	100.0%

*  Weightings represent percentages of the Portfolio's net assets as of January 31, 2007. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)		Maturity dates	Interest rates	Value
US government obligations—17.78%
$50	US Treasury Bonds	02/15/36	4.500%	$46,735
1,980	US Treasury Inflation Index Bonds	01/15/26	2.000	1,856,599
1,379	US Treasury Inflation Index Bonds	01/15/27	2.375	1,371,774
44,100	US Treasury Notes	12/31/08	4.750	43,955,308
27,315	US Treasury Notes[1]	08/15/16	4.875	27,396,098
Total US government obligations (cost—$75,018,371)				74,626,514
Government national mortgage association certificate—0.31%
1,337	GNMA II ARM (cost—$1,311,207)	06/20/34	3.750	1,316,582
Federal home loan bank certificates—4.96%
4,485	FHLB	03/07/07	3.050	4,473,908
7,400	FHLB	03/07/07	3.750	7,388,005
9,000	FHLB	05/08/07	4.250	8,973,657
Total federal home loan bank certificates (cost—$20,860,545)				20,835,570
Federal home loan mortgage corporation certificates—6.67%
4,200	FHLMC	03/16/07	2.700	4,185,951
3,875	FHLMC	04/19/07	3.010	3,855,617
1,125	FHLMC	02/27/09	3.750	1,091,050
169	FHLMC	08/01/20	5.000	165,031
772	FHLMC	09/01/20	5.000	755,062
948	FHLMC	10/01/20	5.000	927,182
773	FHLMC	11/01/20	5.000	755,939
7,669	FHLMC	12/01/20	5.000	7,500,435
1,119	FHLMC	01/01/21	5.000	1,094,858
149	FHLMC	03/01/21	5.000	145,830
3,295	FHLMC	04/01/21	5.000	3,221,970
229	FHLMC	05/01/21	5.000	224,020
1,284	FHLMC ARM	12/01/34	4.194	1,252,784
2,806	FHLMC ARM	10/01/36	6.093	2,833,569
Total federal home loan mortgage corporation certificates (cost—$27,961,213)				28,009,298
Federal national mortgage association certificates—3.35%
1,915	FNMA	01/26/09	4.000	1,874,925
1,371	FNMA	11/01/11	5.793	1,395,041
1,460	FNMA	08/01/12	5.250	1,457,588
845	FNMA	05/01/13	4.625	813,620
418	FNMA ARM	08/01/32	5.511	419,228
1,735	FNMA ARM	04/01/34	3.996	1,698,667
1,324	FNMA ARM	06/01/34	3.850	1,290,543
5,164	FNMA ARM	07/01/35	4.659	5,094,649
Total federal national mortgage association certificates (cost—$14,267,830)				14,044,261

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)		Maturity dates	Interest rates		Value
Collateralized mortgage obligations—28.15%
$1,947	Banc of America Commercial Mortgage, Inc., Series 2001-1, Class A2	04/15/36	6.503%		$2,010,714
2,460	Banc of America Commercial Mortgage, Inc., Series 2000-1, Class A2A	11/15/31	7.333		2,559,169
2,145	Banc of America Commercial Mortgage, Inc., Series 2002-PB2, Class A4	06/11/35	6.186		2,213,946
1,647	Bear Stearns Alternative Loan Trust-A Trust, Series 2004-13, Class A1	11/25/34	5.690	[2]	1,651,232
2,934	Bear Stearns ARM Trust, Series 2004-5, Class 2A	07/25/34	4.009		2,851,749
2,400	Bear Stearns Commercial Mortgage Securities, Series 2003-T12, Class A4	08/13/39	4.680		2,304,225
2,000	Chase Commercial Mortgage Securities Corp., Series 1999-2, Class A2	01/15/32	7.198		2,072,939
1,006	Commercial Mortgage Acceptance Corp., Series 1998-C2, Class A2	09/15/30	6.030		1,008,015
2,496	CS First Boston Mortgage Securities Corp., Series 1998-C1, Class A1B	05/17/40	6.480		2,519,681
1,977	FHLMC REMIC Trust, Series 2626, Class NA	06/15/23	5.000		1,960,221
2,599	FHLMC REMIC Trust, Series 2772, Class DW	06/15/17	4.500		2,538,758
1,978	FHLMC REMIC Trust, Series 2964, Class NA	02/15/26	5.500		1,979,270
2,773	FHLMC REMIC Trust, Series 3154, Class PJ	03/15/27	5.500		2,775,660
2,301	FHLMC REMIC Trust, Series 3159, Class TA	11/15/26	5.500		2,303,098
3,261	FHLMC REMIC Trust, Series 3162, Class OA	10/15/26	6.000		3,289,944
2,513	FHLMC REMIC Trust, Series 3184, Class LA	03/15/28	6.000		2,539,317
7,829	FHLMC REMIC Trust, Series 3200, Class AD	05/15/29	5.500		7,803,704
3,200	First Horizon Alternative Mortgage Securities, Series 2006-FA2, Class 1A5	05/25/36	6.000		3,218,761
1,119	First Union-Lehman Brothers-Bank of America, Series 1998-C2, Class A2	11/18/35	6.560		1,127,988
3,125	First Union National Bank Commercial Mortgage Trust, Series 2001-C3, Class A3	08/15/33	6.423		3,237,930
2,819	FNMA REMIC Trust, Series 2004-25, Class PA	10/25/30	5.500		2,806,380
2,041	FNMA REMIC Trust, Series 2004-36, Class BS	11/25/30	5.500		2,039,796
2,946	FNMA REMIC Trust, Series 2005-47, Class PA	09/25/24	5.500		2,940,578
1,494	FNMA REMIC Trust, Series 2005-57, Class PA	05/25/27	5.500		1,492,147
2,147	FNMA REMIC Trust, Series 2005-70, Class KB	05/25/35	5.500		2,151,679
2,251	FNMA REMIC Trust, Series 2005-83, Class LA	10/25/35	5.500		2,255,020
2,360	FNMA REMIC Trust, Series 2005-109, Class PV	10/25/32	6.000		2,393,138
747	FNMA REMIC Trust, Series 2006-62, Class TA	06/25/28	5.500		747,000
2,483	FNMA REMIC Trust, Series 2006-63, Class QB	09/25/27	5.500		2,480,160
2,366	FNMA REMIC Trust, Series 2006-65, Class HA	02/25/29	5.500		2,363,926
1,464	GMAC Commercial Mortgage Securities, Inc., Series 1999-C3, Class A2	08/15/36	7.179		1,509,688
2,835	GMAC Commercial Mortgage Securities, Inc., Series 2000-C3, Class A2	09/15/35	6.957		2,973,371
2,520	GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A2	04/15/34	6.465		2,607,159
1,650	GMAC Commercial Mortgage Securities, Inc., Series 2005-C1, Class AM	05/10/43	4.754		1,562,740
700	Goldman Sachs Mortgage Securities Corp. II, Series 2005-GG4, Class A4A	07/10/39	4.751		667,196
2,090	J.P. Morgan Chase Commercial Mortgage Securities, Series 2004-CBX, Class A4	01/12/37	4.529		2,016,665
3,702	J.P. Morgan Mortgage Trust, Series 2006-A2, Class 5A3	11/25/33	3.754	[2]	3,650,066
3,112	Lehman Brothers Commercial Conduit Mortgage Trust, Series 1998-C1, Class A3	02/18/30	6.480		3,121,984
1,792	Lehman Brothers Commercial Conduit Mortgage Trust, Series 1998-C4, Class A1B	10/15/35	6.210		1,806,562
62	Lehman Brothers Commercial Conduit Mortgage Trust, Series 1999-C2, Class A1	10/15/32	7.105		61,717

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)		Maturity dates	Interest rates		Value
Collateralized mortgage obligations—(concluded)
$2,500	Morgan Stanley Capital I, Series 1999-LIFE, Class A2	04/15/33	7.110%		$2,582,770
2,600	Morgan Stanley Capital I, Series 2005-HQ6, Class A2A	08/13/42	4.882		2,555,234
2,503	Nationslink Funding Corp., Series 1998-2, Class A2	08/20/30	6.476		2,523,290
9	Nationslink Funding Corp., Series 1999-SL, Class A6	11/10/30	6.608		9,371
2,934	Residential Accredit Loans, Inc., Series 2006-QS2, Class 1A9	02/25/36	5.500		2,923,258
1,677	Small Business Administration, Series 2004-P10B, Class 1	08/10/14	4.754		1,607,228
508	Structured ARM Loan Trust, Series 2004-13, Class A2	09/25/34	5.620		508,878
1,304	Structured Asset Securities Corp., Series 2003-2, Class C3	01/21/09	5.760	[2]	1,304,219
903	Structured Asset Securities Corp., Series 2003-AL1, Class A4	04/25/31	3.356		807,235
2,538	Structured Asset Securities Corp., Series 2004-6, Class 4A1 ARM	06/25/34	4.837		2,494,547
1,754	TIAA Real Estate CDO Ltd., Series 2001-C1A, Class A3[4]	06/19/26	6.560		1,769,319
2,860	Washington Mutual Asset Securities Corp., Series 2005-C1A, Class A2[4]	05/25/36	5.150		2,836,615
2,722	Wells Fargo Mortgage Backed Securities Trust, Series 2004-H, Class A1	06/25/34	4.523	[2]	2,637,243
Total collateralized mortgage obligations (cost—$119,184,252)					118,172,500
Asset-backed securities—18.23%
3,000	American Express Master Credit Card Trust, Series 2005-5, Class A	02/15/13	5.360	[2]	3,001,568
4,200	Bank of America Credit Card Trust, Series 2006-A16, Class A16	05/15/13	4.720		4,133,065
2,800	Bank One Issuance Trust, Series 2003-A3, Class A3	12/15/10	5.430	[2]	2,804,286
3,800	Capital Auto Receivables Asset Trust, Series 2005-1, Class A4[5]	07/15/09	4.050		3,775,604
3,800	Chase Credit Card Master Trust, Series 2003-6, Class A	02/15/11	5.430	[2]	3,808,131
2,800	Chase Issuance Trust, Series 2004-A9, Class A9	06/15/10	3.220		2,759,926
3,200	Chase Manhattan Auto Owner Trust, Series 2006-A, Class A3	07/15/10	5.340		3,200,472
2,890	Citibank Credit Card Issuance Trust, Series 1998-2, Class A	01/15/10	6.050		2,910,504
3,475	Citibank Credit Card Issuance Trust, Series 2003-A6, Class A6	05/17/10	2.900		3,369,316
4,175	Citibank Credit Card Issuance Trust, Series 2003-A9, Class A9	11/22/10	5.455	[2]	4,182,164
3,325	Citibank Credit Card Issuance Trust, Series 2004-A4, Class A4	08/24/09	3.200		3,285,439
136	Countrywide Asset-Backed Certificates, Series 2005-4, Class AF1	10/25/35	5.450	[2]	136,503
1,012	Countrywide Asset-Backed Certificates, Series 2005-13, Class 3AV1	04/25/36	5.412	[2]	1,012,288
1,087	Countrywide Asset-Backed Certificates, Series 2005-IM3, Class A1	03/25/36	5.440	[2]	1,086,708
811	Countrywide Asset-Backed Certificates, Series 2006-IM1, Class A1	04/25/36	5.410	[2]	810,947
670	DaimlerChrysler Auto Trust, Series 2004-B, Class A3	09/08/08	3.180		667,001
2,432	DaimlerChrysler Auto Trust, Series 2005-B, Class A3	09/08/09	4.040		2,415,405
2,000	Epoch 2002 Ltd.[4]	05/30/07	5.970	[2]	2,005,000
3,325	Ford Credit Auto Owner Trust, Series 2006-A, Class A3	03/15/10	5.050		3,312,253
3,800	Ford Credit Auto Owner Trust, Series 2006-C, Class A3	11/15/10	5.160		3,789,907
3,375	Honda Auto Receivables Owner Trust, Series 2006-3, Class A3	10/15/10	5.120		3,366,036
2,925	MBNA Credit Card Master Note Trust, Series 2004-A4, Class A4	09/15/09	2.700		2,910,026
2,400	MBNA Credit Card Master Note Trust, Series 2005-A3, Class A3	10/15/12	4.100		2,321,472
3,775	Nissan Auto Receivables Owner Trust, Series 2006-B, Class A3	02/15/10	5.160		3,763,404
3,725	Nissan Auto Receivables Owner Trust, Series 2006-C, Class A4	06/15/12	5.450		3,747,119
1,428	Residential Asset Mortgage Products, Inc., Series 2006-RS2, Class A1	03/25/26	5.400	[2]	1,428,456
3,300	Sallie Mae Student Loan Trust, Series 2005-8, Class A4	01/25/28	4.250		3,223,902
3,275	Wachovia Auto Owner Trust, Series 2006-A, Class A3	02/22/11	5.350		3,275,841
Total asset-backed securities (cost—$76,882,437)					76,502,743

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)		Maturity dates	Interest rates		Value
Corporate notes—28.04%
Aerospace & defense—0.17%
$689	Raytheon Co.	08/15/07	6.750%		$693,246
Airlines—0.13%
512	Continental Airlines, Inc.[1]	02/02/19	6.545		529,738
Automotive—0.51%
800	DaimlerChrysler N.A. Holding	06/15/10	4.875		779,838
1,150	DaimlerChrysler N.A. Holding	09/08/11	5.750		1,146,268
200	DaimlerChrysler N.A. Holding	11/15/13	6.500		204,744
					2,130,850
Banking-non-US—1.41%
500	HBOS Treasury Services PLC[4]	09/30/08	3.750		486,565
2,980	HBOS Treasury Services PLC[4]	11/21/11	5.000		2,949,518
1,400	Kreditanstalt Fuer Wiederaufbau	09/21/07	3.250		1,381,436
650	National Westminster Bank	10/16/07[6]	7.750	[7]	657,711
425	Swedish Export Credit Corp.	01/15/08	3.500		418,667
					5,893,897
Banking-US—5.40%
200	BAC Capital Trust XI	05/23/36	6.625		213,230
400	BankBoston N.A.	04/15/08	6.375		404,101
3,200	Bank of America Corp.	03/24/09	5.376	[2]	3,203,229
1,315	Bank of America Corp.	02/15/10	7.800		1,405,599
90	Bank of America Corp.	08/01/10	4.500		87,817
250	Bank One Corp.	06/30/08	2.625		240,925
975	Bank One N.A., Illinois	01/15/08	3.700		961,186
1,300	DEPFA Asset Covered Securities Bank[4]	10/28/15	4.875		1,265,129
825	Deutsche Bank AG NY	03/15/07	5.340	[2]	824,962
3,925	HSBC Bank USA	06/07/07	3.870		3,925,000
635	Suntrust Bank	10/15/07	3.625		627,085
430	Suntrust Bank	10/15/08	4.000		419,803
500	Suntrust Bank	06/15/09	4.415		489,760
1,425	US Bank N.A.	03/12/07	2.400		1,420,205
860	US Bank N.A.	02/01/08	6.500		865,630
785	US Central Credit Union	05/30/08	2.750		754,148
1,875	Wachovia Bank N.A.[1]	03/23/09	5.406	[2]	1,875,396
840	Wachovia Corp.	12/15/08	5.625		844,808
1,150	Wells Fargo & Co.	08/15/08	3.120		1,111,306
1,545	Wells Fargo & Co.	01/15/10	4.200		1,501,137
220	Wells Fargo & Co.	01/12/11	4.875		216,976
					22,657,432
Consumer products—0.47%
2,000	Xstrata Finance Canada[4]	11/15/16	5.800		1,987,436
Diversified financials—0.15%
450	Encana Holdings Financial Corp.	05/01/14	5.800		451,429
180	Nationwide Building Society[4]	02/01/10	4.250		173,924
					625,353

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)		Maturity dates	Interest rates		Value
Corporate notes—(continued)
Diversified manufacturing—0.24%
$975	Tyco International Group SA	10/15/11	6.375%		$1,023,326
Electric utilities—0.79%
520	American Electric Power	08/16/07	4.709		517,592
625	DTE Energy Co.	08/16/07	5.630		624,899
650	PSEG Funding Trust	11/16/07	5.381		648,237
950	Scottish Power PLC	03/15/10	4.910		932,418
600	SP Powerassets Ltd.[4]	10/22/08	3.800		584,552
					3,307,698
Energy—0.84%
675	Anadarko Petroleum Corp.	05/01/08	3.250		655,370
1,875	Anadarko Petroleum Corp.	09/15/16	5.950		1,858,659
340	Florida Power Corp.	03/01/13	4.800		328,282
675	Ocean Energy, Inc.	10/01/07	4.375		670,047
					3,512,358
Finance-consumer—0.28%
1,175	Commercial Credit Co.	07/01/07	6.750		1,180,245
Financial services—8.71%
450	Bank of New York Co., Inc. MTN	09/01/07	3.900		446,530
550	Bear Stearns Co., Inc.	03/25/09	3.250		527,520
670	Bear Stearns Co., Inc.[1]	06/23/10	4.550		654,701
4,445	Citigroup, Inc.	02/22/10	4.125		4,308,632
340	Citigroup, Inc.	08/03/10	4.625		333,083
2,875	Eksportfinans A/S	07/15/09	4.375		2,815,913
1,900	Eksportfinans A/S	05/25/16	5.500		1,939,505
1,225	General Electric Capital Corp.	08/15/07	3.500		1,214,101
4,555	General Electric Capital Corp.	11/15/11	5.000		4,501,533
3,650	General Electric Capital Corp. MTN	01/15/08	5.410	[2]	3,653,373
695	General Electric Capital Corp. MTN	09/01/09	4.125		676,876
2,350	General Electric Capital Corp. MTN	10/21/10	4.875		2,321,116
50	HSBC Finance Corp.	08/01/10	6.375		51,547
1,530	J.P. Morgan Chase & Co.	02/01/08	4.000		1,508,793
450	Lehman Brothers Holdings, Inc.	03/13/09	3.600		434,496
895	Lehman Brothers Holdings, Inc.	04/25/11	5.750		909,074
905	Lehman Brothers Holdings, Inc.	07/18/11	5.750		919,025
800	Massmutual Global Funding[4]	07/15/08	2.550		766,682
3,530	Morgan Stanley	03/07/08	5.400	[2]	3,532,429
1,460	Morgan Stanley	01/21/11	5.050		1,444,299
250	Morgan Stanley	04/15/11	6.750		262,965
340	Morgan Stanley	01/09/12	5.625		343,536
575	Morgan Stanley	04/01/12	6.600		604,985
1,000	New York Life Global Funding MTN[4]	01/15/09	3.875		972,089
455	Principal Life Global Funding[4]	04/30/08	3.625		443,677
345	State Street Corp.	06/15/10	7.650		367,346
250	TIAA Global Markets[4]	01/22/08	3.875		245,827
375	US Bancorp	08/23/07	3.950		372,069
					36,571,722

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)		Maturity dates	Interest rates	Value
Corporate notes—(continued)
Insurance—0.90%
$1,430	Berkshire Hathaway Finance Corp.	01/15/10	4.125%	$1,386,892
1,350	Chubb Corp.	11/16/07	4.934	1,343,995
235	Metropolitan Life Global Funding[4]	07/30/09	4.250	228,687
850	Prudential Financial, Inc.	05/01/08	3.750	828,784
				3,788,358
Media—1.09%
1,525	Comcast Corp.[1]	11/15/10	5.450	1,530,640
550	Comcast Corp.	03/15/16	5.900	552,111
745	Lenfest Communications, Inc.	02/15/08	7.625	760,674
225	News America Holdings	07/15/24	9.500	284,141
200	News America Holdings	02/23/25	8.500	239,331
800	Time Warner, Inc.	11/15/16	5.875	798,210
350	Time Warner, Inc.	02/01/24	7.570	385,314
				4,550,421
Medical providers—0.71%
1,980	Aetna, Inc.	06/15/16	6.000	2,036,430
950	WellPoint, Inc.	01/15/11	5.000	936,960
				2,973,390
Oil & gas—0.36%
1,250	ConocoPhillips Co.	05/25/10	8.750	1,377,989
150	Encana Corp.	08/15/09	4.600	146,803
				1,524,792
Oil refining—0.05%
225	Enterprise Products Operating LP	10/15/07	4.000	222,446
Oil services—0.20%
850	Halliburton Co.	10/15/10	5.500	849,363
Pharmaceuticals—0.40%
875	Abbott Laboratories	05/15/11	5.600	884,518
460	Merck & Co., Inc.	03/30/07	2.500	458,089
340	Schering-Plough Corp.	12/01/13	5.550	337,234
				1,679,841
Real estate investment trusts—0.60%
340	Archstone-Smith Operating Trust[5]	08/15/07	5.000	339,257
555	AvalonBay Communities, Inc. MTN	08/01/07	5.000	553,620
280	AvalonBay Communities, Inc. MTN	11/01/12	6.125	288,581
780	ERP Operating LP	03/15/12	6.625	821,101
225	Rouse Co.	03/15/09	3.625	214,054
315	Rouse Co.	11/26/13	5.375	294,012
				2,510,625
Retail—0.59%
130	Federated Department Stores	09/01/08	6.625	131,784
625	Federated Retail Holdings	12/01/16	5.900	622,635
1,275	May Department Stores Co.	07/15/07	3.950	1,264,358
440	May Department Stores Co.	10/15/16	7.450	471,945
				2,490,722

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)		Maturity dates	Interest rates		Value
Corporate notes—(concluded)
Software—0.40%
$1,700	Oracle Corp./Ozark Holdings	01/15/11	5.000%		$1,679,036
Special purpose entity—0.41%
330	BAE Systems Holdings, Inc.[4]	08/15/15	5.200		319,620
1,425	UnitedHealth Group	03/15/11	5.250		1,418,163
					1,737,783
Telecommunications—2.11%
1,585	AT&T Broadband Corp.	03/15/13	8.375		1,805,970
110	Cox Communications, Inc.	11/01/10	7.750		118,210
350	Cox Communications, Inc.	10/01/12	7.125		375,242
725	SBC Communications, Inc.[4]	06/05/07	4.214		724,790
95	SBC Communications, Inc.	02/01/12	5.875		96,668
475	Sprint Capital Corp.	01/30/11	7.625		507,225
1,350	Sprint Nextel Corp.	12/01/16	6.000		1,312,454
100	TCI Communications, Inc.	08/01/13	7.875		111,002
50	TCI Communications, Inc.	08/01/15	8.750		59,042
265	Telecom Italia Capital	11/15/13	5.250		252,000
205	Telecom Italia Capital	10/01/15	5.250		190,219
950	Telefonica Emisones SAU	06/20/16	6.421		982,820
235	Telefonica Europe BV	09/15/10	7.750		251,941
2,030	Verizon New Jersey, Inc.	01/17/12	5.875		2,052,200
					8,839,783
Utilities—0.68%
650	Dominion Resources, Inc.	12/15/09	5.125		644,784
100	Dominion Resources, Inc.	09/15/14	7.195		109,094
950	Nisource Finance Corp.	11/23/09	5.940	[2]	950,537
1,075	Nisource Finance Corp.	11/15/10	7.875		1,157,622
					2,862,037
Wireless telecommunications—0.44%
900	Vodafone Group PLC	01/30/08	3.950		886,957
920	Vodafone Group PLC	02/15/10	7.750		977,150
					1,864,107
Total corporate notes (cost—$118,786,073)					117,686,005
Non-US government obligation—0.10%
400	United Mexican States (cost—$423,329)	09/27/34	6.750		424,000
Short-term US government agency obligation[8]—4.38%
18,370	Federal Home Loan Bank (cost—$18,370,000)	02/01/07	4.950		18,370,000
Repurchase agreement—0.04%
149	Repurchase agreement dated 01/31/07 with State Street Bank & Trust Co., collateralized by $151,430 US Treasury Notes, 3.000% to 4.875% due 10/31/07 to 04/30/08; (value—$151,982); proceeds: $149,020 (cost—$149,000)	02/01/07	4.850		149,000

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Number of contracts (000)				Value
Options—0.01%
Put options purchased—0.01%
63	US Treasury Note 10 Year Futures, strike @105, expires 05/25/07 (cost—$27,739)			$21,656
Number of shares (000)			Interest rates
Investments of cash collateral from securities loaned—2.75%
Money market funds[9]—0.23%
35	AIM Liquid Assets Portfolio		5.189%	34,965
0 [10]	AIM Prime Portfolio		5.194	164
0 [10]	DWS Money Market Series		5.183	450
929	UBS Private Money Market Fund LLC[11]		5.209	928,769
Total money market funds (cost—$964,348)				964,348
Principal amount (000)		Maturity dates
Repurchase agreements—2.52%
$3,600	Repurchase agreement dated 01/31/07 with Barclays Bank PLC, collateralized by $3,668,000 Federal Farm Credit Bank obligations, 5.240% due 06/22/10; (value—$3,672,585); proceeds: $3,600,526	02/01/07	5.260	3,600,000
7,000	Repurchase agreement dated 01/31/07 with Merrill Lynch & Co., collateralized by $7,335,000 US Treasury Notes, 4.250% due 11/15/13; (value—$7,143,117); proceeds: $7,001,023	02/01/07	5.260	7,000,000
Total repurchase agreements (cost—$10,600,000)				10,600,000
Total investments of cash collateral from securities loaned (cost—$11,564,348)				11,564,348
Total investments (cost—$484,806,344)—114.77%				481,722,477
Liabilities in excess of other assets—(14.77)%				(61,987,785)
Net assets—100.00%				$419,734,692

1  Security, or portion thereof, was on loan at January 31, 2007.

2  Floating rate security. The interest rate shown is the current rate as of January 31, 2007.

3  Illiquid security representing 0.31% of net assets as of January 31, 2007.

4  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 4.42% of net assets as of January 31, 2007, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

5  Entire or partial amount delivered to broker as collateral for futures transactions.

6  Perpetual bond security. The maturity date reflects the next call date.

7  Variable rate security. The interest rate shown is the current rate as of January 31, 2007, and resets at the next call date.

8  Interest rate shown is the discount rate at date of purchase.

9  Interest rates shown reflect yield at January 31, 2007.

10  Amount represents less than 500 shares.

11  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2007.

Security description	Value at 07/31/06	Purchases during the six months ended 01/31/07	Sales during the six months ended 01/31/07	Value at 01/31/07	Net income earned from affiliate for the six months ended 01/31/07
UBS Private Money Market Fund LLC	$1,543,142	$63,409,837	$64,024,210	$928,769	$2,365

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

ARM  Adjustable Rate Mortgage—The interest rate shown is the current rate as of January 31, 2007.

CDO  Collateralized Debt Obligation

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GMAC  General Motors Acceptance Corporation

GNMA  Government National Mortgage Association

MTN  Medium Term Note

REMIC  Real Estate Mortgage Investment Conduit

TIAA  Teachers Insurance and Annuity Association

Futures contracts

Number of contracts	Currency	Buy contracts	Expiration dates	Cost	Current value	Unrealized appreciation (depreciation)
205	AUD	Australian Treasury Bond 3 Year Futures	March 2007	$15,829,451	$15,849,226	$19,775
140	USD	90 Day Euro Dollar Futures	December 2008	33,217,163	33,234,250	17,087
369	USD	US Treasury Note 10 Year Futures	March 2007	39,889,069	39,390,750	(498,319)
714				88,935,683	88,474,226	(461,457)
		Sale contracts		Proceeds
18	USD	US Treasury Bond 20 Year Futures	March 2007	$2,009,943	$1,982,250	$27,693
157	USD	US Treasury Note 5 Year Futures	March 2007	16,551,610	16,411,406	140,204
175				18,561,553	18,393,656	167,897
						$(293,560)

Currency type abbreviations:

AUD  Australian Dollar

USD  US Dollar

Issuer breakdown by country of origin

Percentage of total investments
United States	96.6%
United Kingdom	0.7
Norway	0.6
Canada	0.5
Germany	0.3
Ireland	0.3
Luxembourg	0.3
Spain	0.2
Singapore	0.1
Mexico	0.1
Sweden	0.1
Italy	0.1
Netherlands	0.1
Total	100.0%

See accompanying notes to financial statements

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Performance

For the six months ended January 31, 2007, the Portfolio's Class P shares returned 3.15% (before the deduction of the maximum UBS PACE Select program fee; 2.37% after the deduction of the maximum UBS PACE Select program fee). In comparison, the Lehman Brothers Government/Credit Index (the "Index") returned 3.55%, and the median return for the Lipper Intermediate Investment Grade Debt Funds category was 3.42%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 41. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

Market review

Fixed income assets as a whole gained during the review period, despite the difficult environment that characterized the first half of 2006. After raising the federal funds rate (or "fed funds" rate, the rate that banks charge one another for overnight loans) a total of four times in the first half of 2006 as inflation pressures mounted, the Federal Reserve Board (the "Fed") paused in August. The economic backdrop during the second half of 2006 was generally more benign. Interest rates moved lower over most of this period, as oil prices reversed course, helping ease headline inflation pressure. The markets interpreted the Fed pause as the end of a protracted tightening cycle in which the central bank boosted the fed funds rate 17 straight times between June 2004 and June 2006.

At period-end, the benchmark 10-year Treasury yielded 4.82%—16 basis points lower than at the start of the period (a basis point is 1/100th of a percentage point). The two- to 10-year portion of the US Treasury yield curve was inverted by nine basis points at the end of January. (An inverted yield curve, which happens rarely, occurs when long-term yields fall below short-term yields.)

Advisor's comments

A diversified mix of higher-quality strategies added value, although our expectations of a steeper yield curve and widening risk premiums proved premature and detracted from results. Riskier assets, such as corporate and emerging markets bonds, outperformed during the period. Liquidity remained ample, even amid global central bank tightening, while low volatility tempted investors to stretch for yield.

UBS PACE Select Advisors Trust – UBS PACE Strategic Fixed Income Investments

Investment Advisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Manager:

William C. Powers

Objective:

Total return consisting of income and capital appreciation.

Investment process:

The Portfolio invests primarily in investment grade bonds of governmental and private issuers in the United States and foreign countries. Its duration (a measure of sensitivity to interest rate changes) normally ranges between three and eight years. PIMCO seeks to invest in the areas of the bond market it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the Portfolio's mortgage-backed bonds, and will also buy and sell securities to adjust the average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Advisor's comments – concluded

During the period, the Portfolio's interest rate strategies detracted from performance. Conversely, an above-Index duration was positive for performance as interest rates stabilized and fell during this period. (Duration is a measure of an investment's sensitivity to interest rate changes.) However, an emphasis on short maturities was negative as the yield curve flattened and inverted.

An emphasis on mortgage-backed bonds, and security selection within this sector, added to returns as the sector outpaced Treasuries. Likewise, a tactical allocation to high yield corporate bonds added value when they significantly outperformed their high-grade counterparts. A modest exposure to municipal bonds also added value, as their lower volatility helped performance versus taxable bonds. An underweight to corporates as a whole was negative for returns, as demand remained robust in this sector despite historically low credit premiums.

Our non-US positions generated mixed results. For example, a European underweight added value as the European Central Bank raised rates, while exposure to the short end of the United Kingdom interest rate curve detracted value, as its central bank raised rates. Exposure to emerging markets bonds was positive, with capital continuing to flow into this sector.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return consisting of income and capital appreciation and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/07		6 months	1 year	5 years	10 years	Since inception°
Before deducting	Class A*	3.03%	3.22%	4.71%	N/A	5.64%
maximum sales charge	Class B**	2.61%	2.35%	3.92%	N/A	4.61%
or UBS PACE Select	Class C***	2.77%	2.69%	4.20%	N/A	5.23%
program fee	Class Y****	3.21%	3.48%	5.01%	N/A	5.55%
	Class P*****	3.15%	3.39%	5.00%	6.11%	6.55%
After deducting	Class A*	-1.57%	-1.46%	3.75%	N/A	4.85%
maximum sales charge	Class B**	-2.39%	-2.60%	3.58%	N/A	4.61%
or UBS PACE Select	Class C***	2.02%	1.95%	4.20%	N/A	5.23%
program fee	Class P*****	2.37%	1.85%	3.44%	4.53%	4.96%
Lehman Brothers Government/Credit Index		3.55%	3.88%	5.00%	6.24%	6.33%
Lipper Intermediate Investment Grade Debt Funds median		3.42%	3.90%	4.42%	5.52%	5.01%

Average annual total returns for periods ended December 31, 2006, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, -1.04%; 5-year period, 4.12%; since inception, 4.99%; Class B—1-year period, -2.13%; 5-year period, 3.97%; since inception, 4.65%; Class C—1-year period, 2.36%; 5-year period, 4.57%; since inception, 5.38%; Class Y—1-year period, 3.98%; 5-year period, 5.37%; since inception, 5.70%; Class P—1-year period, 2.26%; 5-year period, 3.80%; 10-year period, 4.60%; since inception, 5.05%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2006 prospectuses were as follows: Class A—1.17% and 1.17%; Class B—1.95% and 1.93%; Class C—1.65% and 1.65%; Class Y—0.82% and 0.82%; and Class P—0.95% and 0.93%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") has entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through December 1, 2007 (excluding interest expense, if any) would not exceed the following: Class A—1.18%; Class B—1.93%; Class C—1.68%; Class Y—0.93%; and Class P—0.93%. The Portfolio has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

°  Since inception returns are calculated as of commencement of issuance or reissuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, January 30, 2001 for Class B shares, December 1, 2000 for Class C shares and February 2, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 24, 1995, which is the inception date of the oldest share class (Class P).

*  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

**  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

***  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

****  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

*****  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The Lehman Brothers Government/Credit Index is composed of all investment-grade bonds that have at least one year to maturity. The Index's total return comprises price appreciation/depreciation and income as a percentage of the original investment. The Index is rebalanced monthly by market capitalization.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/07
Weighted average duration	5.6	yrs.
Weighted average maturity	8.0	yrs.
Average coupon	5.26%
Net assets (mm)	$623.1
Number of holdings	279
Portfolio composition*	01/31/07
Long-term debt securities (bonds and notes)	105.2%
Options, futures, swaps and forward foreign currency contracts	(0.2)
Investments sold short	(23.3)
Cash equivalents and other assets less liabilities	18.3
Total	100.0%
Quality diversification*	01/31/07
US government and agency securities	62.3%
AAA	21.4
AA	3.4
A	6.1
BBB	6.0
BB	1.9
B	1.8
Below B/non-rated	2.3
Options, futures, swaps and forward foreign currency contracts	(0.2)
Investments sold short	(23.3)
Cash equivalents and other assets less liabilities	18.3
Total	100.0%
Asset allocation*	01/31/07
Collateralized mortgage obligations	36.8%
US government agency mortgage pass-through certificates	35.2
Corporate notes	18.2
Asset-backed securities	6.4
US government obligations	4.0
Municipal bonds and notes	2.5
Non-US government obligations	2.1
Stripped mortgage-backed security	0.0	**
Options, futures, swaps and forward foreign currency contracts	(0.2)
Investments sold short	(23.3)
Cash equivalents and other assets less liabilities	18.3
Total	100.0%

*  Weightings represent percentages of net assets as of January 31, 2007. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

**  Weighting represents less than 0.05% of the Portfolio's net assets as of January 31, 2007.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)[1]		Maturity dates	Interest rates	Value
US government obligations—3.96%
$4,996	US Treasury Inflation Index Bonds	01/15/27	2.375%	$4,970,195
4,996	US Treasury Inflation Index Notes	01/15/17	2.375	4,984,829
4,800	US Treasury Notes	07/31/11	4.875	4,810,502
5,200	US Treasury Notes[2]	05/15/16	5.125	5,311,514
4,700	US Treasury Notes	11/15/16	4.625	4,627,296
Total US government obligations (cost—$24,664,019)				24,704,336
Government national mortgage association certificates—0.08%
91	GNMA	06/15/17	8.000	95,203
105	GNMA	07/15/17	8.000	111,133
55	GNMA	09/15/17	8.000	58,015
123	GNMA	11/15/17	8.000	129,040
14	GNMA II ARM	11/20/23	5.125	14,200
17	GNMA II ARM	07/20/25	5.750	16,957
35	GNMA II ARM	01/20/26	5.375	35,750
55	GNMA II ARM	05/20/26	5.375	55,403
Total government national mortgage association certificates (cost—$517,450)				515,701
Federal home loan bank certificate—0.30%
1,900	FHLB (cost—$1,846,612)	12/20/11	5.000	1,867,601
Federal home loan mortgage corporation certificates—1.52%
3,335	FHLMC	11/01/08	4.500	3,297,901
1,513	FHLMC	05/01/25	7.645	1,614,934
1,919	FHLMC	05/01/35	5.500	1,879,371
348	FHLMC	09/01/35	5.000	334,501
185	FHLMC	10/01/35	5.000	177,364
1,629	FHLMC	11/01/35	5.000	1,565,245
588	FHLMC	04/01/36	5.500	574,885
Total federal home loan mortgage corporation certificates (cost—$9,446,306)				9,444,201
Federal housing administration certificates—0.03%
171	FHA GMAC	06/01/21	7.430	170,891
42	FHA Reilly	10/01/20	7.430	41,617
Total federal housing administration certificates (cost—$224,145)				212,508
Federal national mortgage association certificates—33.31%
3,633	FNMA	12/01/09	6.970	3,768,065
29	FNMA[3]	06/01/33	5.500	29,015
11	FNMA[3]	07/01/33	5.500	11,148
12,466	FNMA	11/01/34	5.396	12,173,196
421	FNMA[3]	01/01/35	5.500	414,893
275	FNMA[3]	05/01/35	5.500	271,102
1,529	FNMA[3]	06/01/35	5.500	1,505,114
1,044	FNMA[3]	08/01/35	5.500	1,026,615
912	FNMA	09/01/35	5.000	875,580

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)[1]		Maturity dates	Interest rates		Value
Federal national mortgage association certificates—(concluded)
$482	FNMA[3]	10/01/35	5.500%		$474,581
1,342	FNMA[3]	11/01/35	5.500		1,321,127
3,673	FNMA[3]	12/01/35	5.500		3,614,230
3,455	FNMA[3]	01/01/36	5.500		3,400,200
70,100	FNMA[3]	02/01/36	5.000		67,302,675
3,956	FNMA[3]	02/01/36	5.500		3,891,754
15,634	FNMA	03/01/36	5.000		15,010,196
3,056	FNMA[3]	03/01/36	5.500		3,005,314
932	FNMA[3]	04/01/36	5.500		916,450
539	FNMA[3]	05/01/36	5.500		529,645
1,575	FNMA[3]	06/01/36	5.500		1,548,982
123	FNMA[3]	08/01/36	5.500		120,922
1,485	FNMA[3]	10/01/36	6.000		1,490,787
69	FNMA ARM	04/01/27	7.100		70,082
99	FNMA ARM	05/01/27	6.938		99,792
200	FNMA ARM	05/01/30	5.725		202,272
4,625	FNMA ARM	02/01/34	4.459		4,525,585
16,118	FNMA ARM	11/01/34	4.190		16,032,932
456	FNMA ARM	08/01/40	6.227		464,545
244	FNMA ARM COFI	11/01/26	3.498		245,402
63,000	FNMA TBA[3]	TBA	6.000		63,216,594
Total federal national mortgage association certificates (cost—$208,492,994)					207,558,795
Collateralized mortgage obligations—36.82%
1,623	Arran Residential Mortgages Funding PLC, Series 2006-1A, Class A1B4	04/12/36	5.340	[5]	1,622,989
7,078	Banc of America Funding Corp., Series 2005-D, Class A1	05/25/35	4.114	[5]	6,904,885
15	Bank of America Mortgage Securities, Inc., Series 2002-G, Class 1A3	07/20/32	6.954	[5]	14,848
3,062	Bear Stearns ARM Trust, Series 2005-9, Class A1	10/25/35	4.625		2,999,758
5,500	Bear Stearns Commerical Mortgage Securities, Series 2006-BBA7, Class A1[4]	03/15/19	5.430	[5]	5,499,980
107	Bear Stearns, Series 2002-2, Class 3A	06/25/31	6.785	[5]	106,042
106	Bear Stearns, Series 2003-1, Class 5A1	04/25/33	5.451	[5]	104,301
335	Bear Stearns, Series 2003-1, Class 6A1	04/25/33	5.056	[5]	335,214
265	Bear Stearns, Series 2003-3, Class 1A	10/25/33	7.080	[5]	265,023
3,174	Bear Stearns, Series 2004-3, Class 1A2	07/25/34	3.834	[5]	3,191,154
5,203	Bear Stearns, Series 2004-6, Class 2A1	09/25/34	5.084	[5]	5,159,938
4,464	Bear Stearns, Series 2004-7, Class 1A1	10/25/34	4.908	[5]	4,485,536
2,116	Bear Stearns, Series 2004-9, Class 2A1	09/25/34	5.352	[5]	2,105,435
288	Citicorp Mortgage Securities, Inc., Series 2002-12, Class 2A1	12/25/32	5.250		282,077
2,450	Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class A1A	12/25/35	4.900	[5]	2,429,261
4,711	Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Class 1A1	10/25/35	4.900	[5]	4,654,944
1,338	Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1	12/25/33	6.250		1,331,665
2,569	Countrywide Home Loans, Series 2003-R4, Class 2A4	01/25/34	6.500		2,608,605
2,783	Countrywide Home Loans, Series 2004-12, Class 11A2	08/25/34	4.226	[5]	2,772,064

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)[1]		Maturity dates	Interest rates		Value
Collateralized mortgage obligations—(continued)
$260	FHLMC REMIC, Series 1278, Class K	05/15/22	7.000%		$259,315
5	FHLMC REMIC, Series 1367, Class KA	09/15/22	6.500		4,645
1,258	FHLMC REMIC, Series 1502, Class PXZ	04/15/23	7.000		1,284,888
422	FHLMC REMIC, Series 1503, Class PZ	05/15/23	7.000		430,346
449	FHLMC REMIC, Series 1534, Class Z	06/15/23	5.000		438,241
355	FHLMC REMIC, Series 1548, Class Z	07/15/23	7.000		363,313
526	FHLMC REMIC, Series 1562, Class Z	07/15/23	7.000		538,331
148	FHLMC REMIC, Series 1694, Class Z	03/15/24	6.500		148,204
1,041	FHLMC REMIC, Series 2061, Class Z	06/15/28	6.500		1,048,543
441	FHLMC REMIC, Series 2400, Class FQ	01/15/32	5.820	[5]	447,400
5,759	FHLMC REMIC, Series 2579, Class DZ	03/15/34	5.000		5,090,793
2,271	FHLMC REMIC, Series 2764, Class LZ	03/15/34	4.500		1,802,966
4,089	FHLMC REMIC, Series 2764, Class ZG	03/15/34	5.500		3,899,575
3,159	FHLMC REMIC, Series 2835, Class JZ	08/15/34	5.000		2,894,623
10,943	FHLMC REMIC, Series 2849, Class PZ	07/15/33	5.000		9,694,880
6,200	FHLMC REMIC, Series 2921, Class PG	01/15/35	5.000		5,754,475
4,751	FHLMC REMIC, Series 2983, Class TZ	05/15/35	6.000		4,626,566
6,617	FHLMC REMIC, Series 3149, Class CZ	05/15/36	6.000		6,421,392
318	FHLMC REMIC, Series G23, Class KZ	11/25/23	6.500		324,053
2,144	FHLMC REMIC, Series R006, Class ZA	04/15/36	6.000		2,105,302
1,730	FHLMC REMIC, Series T-054, Class 2A	02/25/43	6.500		1,757,281
6,750	FHLMC REMIC, Series T-058, Class 2A	09/25/43	6.500		6,866,889
4,936	FHLMC REMIC, Series T-061, Class 1A1	07/25/44	6.227	[5]	4,958,864
212	FNMA REMIC, Series 1998-066, Class FG	12/25/28	5.620	[5]	212,858
35	FNMA REMIC, Series 2000-034, Class F	10/25/30	5.770	[5]	34,828
3,220	FNMA REMIC, Series 2002-080, Class A1	11/25/42	6.500		3,269,631
8,674	FNMA REMIC, Series 2003-064, Class AH	07/25/33	6.000		8,648,871
333	FNMA REMIC, Series 2003-106, Class US7	11/25/23	1.095	[6]	200,321
220	FNMA REMIC, Series 2003-W8, Class 2A	10/25/42	7.000		225,102
3,827	FNMA REMIC, Series 2004-T1, Class 1A1	01/25/44	6.000		3,830,660
4,878	FNMA REMIC, Series 2004-W8, Class 2A	06/25/44	6.500		4,962,736
1,247	FNMA REMIC, Series 2005-024, Class ZE	04/25/35	5.000		1,074,651
431	FNMA REMIC, Series 2005-054, Class ZM	06/25/35	4.500		343,012
5,837	FNMA REMIC, Series 2005-116, Class TZ	01/25/36	5.500		5,447,350
6,367	FNMA REMIC, Series 2005-120, Class ZU	01/25/36	5.500		6,028,615
2,800	FNMA REMIC, Series 2006-065, Class GD	07/25/26	6.000		2,829,145
21	FNMA REMIC, Trust Series 1991-065, Class Z	06/25/21	6.500		21,498
52	FNMA REMIC, Trust Series 1992-040, Class ZC	07/25/22	7.000		53,597
28	FNMA REMIC, Trust Series 1992-129, Class L	07/25/22	6.000		27,855
76	FNMA REMIC, Trust Series 1993-037, Class PX	03/25/23	7.000		78,485
456	FNMA REMIC, Trust Series 1993-060, Class Z	05/25/23	7.000		472,194
519	FNMA REMIC, Trust Series 1993-065, Class ZZ	06/25/13	7.000		531,445
69	FNMA REMIC, Trust Series 1993-070, Class Z	05/25/23	6.900		71,695
398	FNMA REMIC, Trust Series 1993-096, Class PZ	06/25/23	7.000		411,412

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)[1]		Maturity dates	Interest rates		Value
Collateralized mortgage obligations—(concluded)
$68	FNMA REMIC, Trust Series 1993-160, Class ZB	09/25/23	6.500%		$68,020
35	FNMA REMIC, Trust Series 1993-163, Class ZA	09/25/23	7.000		35,585
444	FNMA REMIC, Trust Series 1994-023, Class PX	08/25/23	6.000		447,717
1,905	FNMA REMIC, Trust Series 1998-M7, Class Z	05/25/36	6.390		1,962,443
1,671	FNMA REMIC, Trust Series 1999-W4, Class A9	02/25/29	6.250		1,672,463
268	GNMA REMIC, Trust Series 2000-009, Class FG	02/16/30	5.920	[5]	271,049
280	GNMA REMIC, Trust Series 2002-031, Class FW	06/16/31	5.720	[5]	282,561
12,087	GNMA REMIC, Trust Series 2003-98, Class Z	11/20/33	6.000		12,015,648
5,308	GNMA REMIC, Trust Series 2005-26, Class ZA	01/20/35	5.500		4,982,723
4,007	GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1	09/25/35	4.541		3,929,592
597	Housing Security, Inc., Series 1992-8, Class B	06/25/24	5.833	[5]	595,949
295	Keycorp Student Loan Trust, Series 1996-A, Class A2	08/27/25	5.673	[5]	295,793
1,097	Lehman Brothers Mortgage Trust, Series 1991-2, Class A3	01/20/17	8.431	[5]	1,229,047
784	Residential Asset Mortgage Products, Inc., Series 2006-RS1, Class AI1	01/25/36	5.400	[5]	783,774
1,978	Residential Funding Mortgage Security I, Series 2004-S2, Class A1	03/25/34	5.250		1,940,463
2,300	Residential Funding Mortgage Security I, Series 2004-S9, Class 1A23	12/25/34	5.500		2,061,065
1,016	Small Business Administration, Series 1999-20K, Class 1	11/01/19	7.060		1,054,409
1,199	Small Business Administration, Series 2000-20K, Class 1	11/01/20	7.220		1,261,135
2,433	Small Business Administration, Series 2001-P10B, Class 1	08/10/11	6.344		2,499,954
4,479	Small Business Administration, Series 2002-20K, Class 1	11/01/22	5.080		4,429,184
803	Small Business Administration, Series 2003-20I, Class 1	09/01/23	5.130		794,792
2,220	Small Business Administration, Series 2003-20L, Class 1	12/01/23	4.890		2,168,893
7,783	Small Business Administration, Series 2004-P10A, Class 1	02/10/14	4.504		7,454,786
2,644	Small Business Administration, Series 2005-20H, Class 1	08/01/25	5.110		2,603,234
2,345	Structured ARM Loan Trust, Series 2004-8, Class 3A	07/25/34	5.000		2,331,739
990	Structured Asset Mortgage Investments, Inc., Series 2002-AR3, Class A1	09/19/32	5.650	[5]	990,819
4,421	Structured Asset Mortgage Investments, Inc., Series 2006-AR3, Class 11A1	04/25/36	5.530	[5]	4,422,249
3,880	Structured Asset Securities Corp., Series 2001-SB1, Class A2	08/25/31	3.375		3,476,990
320	Washington Mutual Mortgage Securities Corp., Series 2002-AR6, Class A	06/25/42	6.283	[5]	320,552
139	Washington Mutual Mortgage Securities Corp., Series 2002-AR11, Class A1	10/25/32	5.112	[5]	138,808
416	Washington Mutual Mortgage Securities Corp., Series 2005-AR1, Class A1A	01/25/45	5.670	[5]	416,865
501	Washington Mutual Mortgage Securities Corp., Series 2005-AR2, Class 2A1A	01/25/45	5.660	[5]	501,882
5,277	Washington Mutual Mortgage Securities Corp., Series 2006-AR7, Class 3A	07/25/46	5.846	[5]	5,303,880
2,685	Washington Mutual Mortgage Securities Corp., Series 2006-AR9, Class 2A	08/25/46	5.846	[5]	2,698,805
2,733	Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1	12/25/33	4.711	[5]	2,653,477
4,597	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR2, Class 2A1	03/25/36	4.950		4,530,021
Total collateralized mortgage obligations (cost—$231,924,062)					229,436,931
Asset-backed securities—6.42%
1,004	Ace Securities Corp., Series 2005-HE6, Class A2A	10/25/35	5.430	[5]	1,004,482
817	Ace Securities Corp., Series 2006-HE3, A2A	06/25/36	5.370	[5]	817,271
3,638	Accredited Mortgage Loan Trust, Series 2006-2, Class A1	09/25/36	5.360	[5]	3,637,799
562	Argent Securities, Inc., Series 2005-W4, Class A1A1	02/25/36	5.440	[5]	562,051
265	Argent Securities, Inc., Series 2005-W4, Class A2A	02/25/36	5.460	[5]	265,194
2,815	Carrington Mortgage Loan Trust, Series 2006-FRE1, Class A1	07/25/36	5.385	[5]	2,815,258

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

	Principal amount (000)[1]		Maturity dates	Interest rates		Value
	Asset-backed securities—(concluded)
	$4,198	Countrywide Asset-Backed Certificates, Series 2006-8, Class 2A1	01/25/46	5.350%[5]		$4,198,345
	85	Delta Funding Home Equity Loan Trust, Series 1999-003, Class A1A	09/15/29	5.730	[5]	84,968
	1,211	First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF8, Class 2A1	07/25/36	5.380	[5]	1,211,189
	793	Ford Credit Auto Owner Trust, Series 2006-B, Class A1[4]	09/15/07	5.427		793,468
	1,494	Fremont Home Loan Trust, Series 2006-A, Class 2A1	05/25/36	5.370	[5]	1,493,673
	1,200	Fremont Home Loan Trust, Series 2006-A, Class 2A2	05/25/36	5.420	[5]	1,200,120
	198	Long Beach Mortgage Loan Trust, Series 2006-2, Class 2A1	03/25/36	5.370	[5]	197,548
	941	Long Beach Mortgage Loan Trust, Series 2006-3, Class 2A1	04/25/36	5.380	[5]	940,996
	3,926	Merrill Lynch Mortgage Investors, Inc., Series 2006-AHL1, Class A2A	05/25/37	5.370	[5]	3,925,775
	2,068	Merrill Lynch Mortgage Investors, Inc., Series 2006-RM2, Class A2A	05/25/37	5.350	[5]	2,068,102
	618	Mid-State Trust Series 4, Class A	04/01/30	8.330		650,733
	3,926	Morgan Stanley ABS Capital I, Series 2006-WMC2, Class A2A	07/25/36	5.360	[5]	3,925,772
	1,551	New Century Home Equity Loan Trust, Series 2006-2, Class A2A	08/25/36	5.390	[5]	1,551,445
	1,196	Residential Asset Securities Corp., Series 2006-EMX4, Class A1	06/25/36	5.390	[5]	1,196,328
	1,377	Residential Asset Securities Corp., Series 2006-KS4, Class A1	06/25/36	5.360	[5]	1,377,289
	3,184	Residential Asset Securities Corp., Series 2006-KS5, Class A1	07/25/36	5.390	[5]	3,184,563
	2,365	Soundview Home Equity Loan Trust, Series 2006-OPT5, Class 2A1	07/25/36	5.380	[5]	2,364,593
	522	Wachovia Student Loan Trust, Series 2006-1, Class A1[4]	10/25/13	5.340	[5]	522,366
Total asset-backed securities (cost—$39,975,454)						39,989,328
	Stripped mortgage-backed security[7,8]—0.00%
	10	FNMA REMIC, Trust Series 1993-40, Class P (cost—$325)	04/25/08	7.000		373
	Corporate notes—18.20%
	Airlines—0.00%
	336	United Air Lines, Inc.[7,9]	11/27/12	10.360		18,500
	Automotive—0.55%
	2,900	DaimlerChrysler N.A. Holding	03/13/09	5.790	[5]	2,905,501
	500	DaimlerChrysler N.A. Holding	11/15/13	6.500		511,860
						3,417,361
	Banking-non-US—2.95%
JPY	992,000	ASIF II	03/20/08	1.200		8,249,432
	3,100	BNP Paribas[4]	06/29/15[10]	5.186	[11]	2,961,963
	2,300	HSBC Holdings PLC	05/02/36	6.500		2,454,052
	2,900	Resona Bank Ltd.[4]	04/15/16[10]	5.850	[11]	2,818,980
	400	VTB Capital (Vneshtorgbank)[4]	09/21/07	6.115	[5]	401,000
	1,500	VTB Capital (Vneshtorgbank)[4]	08/01/08	5.970	[5]	1,501,500
						18,386,927
	Banking-US—0.24%
	1,500	Wachovia Bank N.A.	12/02/10	5.440	[5]	1,500,746
	Diversified financials—3.87%
	4,900	CIT Group, Inc.	11/24/08	5.000		4,870,732
	3,300	CIT Group, Inc.	06/08/09	5.460	[5]	3,303,861
	2,800	General Electric Capital Corp.	06/15/09	5.460	[5]	2,806,040

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

	Principal amount (000)[1]		Maturity dates	Interest rates		Value
	Corporate notes—(continued)
	Diversified financials—(concluded)
	$300	General Electric Capital Corp.	10/21/10	5.460%[5]		$300,482
	1,500	Goldman Sachs Group, Inc.	12/22/08	5.455	[5]	1,501,863
	400	Goldman Sachs Group, Inc.	10/15/13	5.250		394,313
	1,800	Goldman Sachs Group, Inc.	01/15/17	5.625		1,776,850
	1,200	Hutchison Whampoa International Ltd.	11/24/10	5.450		1,196,582
	3,100	Lehman Brothers Holdings, Inc.	11/24/08	5.370	[5]	3,100,778
	2,600	Lehman Brothers Holdings, Inc.[2]	01/23/09	5.450	[5]	2,603,466
	2,300	Sumitomo Mitsui Banking[4]	10/15/15[10]	5.625	[11]	2,238,576
						24,093,543
	Diversified manufacturing—0.33%
	500	Alcoa, Inc.	02/01/37	5.950		494,465
	1,600	Siemens Financierings NV4	08/14/09	5.424	[5]	1,600,139
						2,094,604
	Electric utilities—0.28%
	1,800	PSE&G Power LLC	04/01/14	5.000		1,724,220
	Energy-integrated—0.25%
	1,500	CMS Energy Corp.	07/15/08	8.900		1,556,250
	Finance-noncaptive diversified—0.96%
	800	Ford Motor Credit Corp.	03/13/07	5.560	[5]	794,000
	1,100	Ford Motor Credit Corp.	03/21/07	6.315	[5]	1,099,951
	3,100	Ford Motor Credit Corp.	01/15/08	4.950		3,054,458
	1,000	Ford Motor Credit Corp., Term B Loan[7]	11/29/13	8.360		1,013,750
						5,962,159
	Financial services—3.39%
	900	Bear Stearns Co., Inc.	01/31/11	5.590	[5]	902,877
	700	Citigroup, Inc.	05/18/11	5.465	[5]	700,106
GBP	2,390	Citigroup, Inc.	12/12/18	5.125		4,475,343
	3,500	General Motors Acceptance Corp.	03/20/07	6.225	[5]	3,501,092
	2,700	General Motors Acceptance Corp.	09/23/08	6.516	[5]	2,713,111
	1,400	HSBC Finance Capital Trust IX	11/30/35	5.911	[5]	1,404,343
	2,800	HSBC Finance Corp.	06/19/09	5.455	[5]	2,803,637
	2,000	Morgan Stanley	02/09/09	5.485	[5]	2,003,326
	2,600	SLM Corp.	03/15/11	5.560	[5]	2,600,442
						21,104,277
	Forest products—0.28%
	1,333	Koch Forest Products, Inc.	12/20/12	7.353	[5]	1,346,667
	316	Koch Forest Products, Inc.	12/20/12	7.364	[5]	318,991
	83	Koch Forest Products, Inc.	12/20/12	7.376	[5]	84,167
						1,749,825
	Hotels, restaurants & leisure—0.19%
	1,200	Starwood Hotels Resorts	05/01/07	7.375		1,205,038
	Hotels/gaming—0.18%
	1,100	MGM Mirage, Inc.	08/01/07	6.750		1,102,750

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

	Principal amount (000)[1]		Maturity dates	Interest rates		Value
	Corporate notes—(concluded)
	Media—1.38%
	$2,000	Cox Communications, Inc.[4]	12/01/16	5.875%		$1,996,118
	2,000	Cox Enterprises, Inc.[4]	02/15/07	8.000		2,000,984
	200	Echostar DBS Corp.	10/01/08	5.750		198,750
	3,000	Time Warner, Inc.	11/15/11	5.500		2,992,632
	1,400	Viacom, Inc.	06/16/09	5.711	[5]	1,404,754
						8,593,238
	Oil & gas—0.76%
	2,701	El Paso Corp.[2]	12/15/07	6.950		2,717,881
	2,000	Williams Cos., Inc.	02/16/07	5.935		2,000,000
						4,717,881
	Oil refining—0.16%
	1,000	Enterprise Products Operating L.P. Series B	10/15/09	4.625		977,380
	Oil services—0.57%
	300	Pemex Project Funding Master Trust[4]	12/03/12	5.970	[5]	302,400
	3,000	Pemex Project Funding Master Trust	12/15/14	7.375		3,247,500
						3,549,900
	Paper & packaging—0.33%
	2,100	Georgia-Pacific Corp.[4]	01/15/17	7.125		2,089,500
	Publishing—0.18%
	1,100	Idearc, Inc. Term Loan B7	11/09/14	7.330	[5]	1,108,250
	Telecommunication services—1.35%
	1,300	Embarq Corp.	06/01/13	6.738		1,332,768
	2,800	Telefonica Emisones SAU	06/19/09	5.665	[5]	2,803,917
	3,400	Verizon Communications	02/15/16	5.550		3,361,026
	1,000	Verizon North, Inc.[7,12]	01/01/21	5.634		919,100
						8,416,811
Total corporate notes (cost—$113,892,062)						113,369,160
	Non-US government obligations—2.04%
	432	Federal Republic of Brazil	01/15/18	8.000		477,576
	100	Federal Republic of Brazil	10/14/19	8.875		121,500
EUR	5,420	French Treasury Note	03/12/07	2.250		7,053,134
JPY	484,000	Republic of Italy	03/27/08	3.800		4,151,194
	75	Russian Federation	03/31/30	5.000	[5]	83,610
	500	United Mexican States	09/24/22	8.000		598,750
	196	United Mexican States	09/27/34	6.750		207,760
Total International government obligations (cost—$13,088,445)						12,693,524
	Municipal bonds and notes—2.52%
	Tobacco—1.56%
	200	Golden State Tobacco Securitization Corp.	06/01/39	6.750		228,510
	830	Golden State Tobacco Securitization Corp., Series 2003 A-1	06/01/33	6.250		925,450
	1,110	Tobacco Settlement Funding Corp., New Jersey	06/01/32	5.750		1,184,758
	230	Tobacco Settlement Funding Corp., New Jersey	06/01/32	6.375		260,358
	900	Tobacco Settlement Funding Corp., New Jersey	06/01/42	6.125		996,714

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)[1]			Maturity dates	Interest rates	Value
Municipal bonds and notes—(concluded)
Tobacco—(concluded)
	$200	Tobacco Settlement Funding Corp., Rhode Island, Series A	06/01/42	6.250%	$213,308
	1,075	Tobacco Settlement Funding Corp., Series 2001-B	05/15/39	5.875	1,152,852
	1,100	Tobacco Settlement Funding Corp., Virginia	06/01/37	5.625	1,166,407
	89	Tobacco Settlement Revenue Management Authority, South Carolina Tobacco Settlement Revenue, Series A	05/15/16	7.666	89,831
	3,030	Tobacco Settlement Revenue Management Authority, South Carolina Tobacco Settlement Revenue, Series B	05/15/30	6.375	3,516,891
					9,735,079
Utilities—0.96%
	3,200	New York City Municipal Finance Authority Water & Sewer Systems Revenue, Series D	06/15/38	4.750	3,267,776
	2,700	Tennessee Valley Authority	04/01/56	5.375	2,681,289
					5,949,065
Total municipal bonds and notes (cost—$14,886,223)					15,684,144
Short-term corporate obligations[13]—0.50%
Banking-non-US—0.50%
	3,100	Royal Bank of Scotland PLC (cost—$3,098,278)	02/05/07	5.262	3,098,278
Short-term US government obligations[14]—0.46%
	615	US Treasury Bills[15]	03/01/07	4.905	612,654
	2,265	US Treasury Bills[16]	03/15/07	4.805 to 4.915	2,252,238
Total short-term US government obligations (cost—$2,864,892)					2,864,892
Repurchase agreement—4.07%
	25,337	Repurchase agreement dated 01/31/07 with State Street Bank & Trust Co., collateralized by $25,525,000 Federal Home Loan Mortgage Corp. obligations, 5.125% due 10/24/07; (value—$25,844,063); proceeds: $25,340,413 (cost—$25,337,000)	02/01/07	4.850	25,337,000
Number of contracts (000)
Options—0.14%
Call options purchased[7]—0.14%
GBP	12,200	3 Month LIBOR Interest Rate Swap[17], strike @ 5.00%, expires 06/15/07			0
	20,700	3 Month LIBOR Interest Rate Swap[18], strike @ 5.00%, expires 02/01/08			77,843
GBP	7,000	3 Month LIBOR Interest Rate Swap[17], strike @ 5.06%, expires 06/15/07			963
	29,900	3 Month LIBOR Interest Rate Swap[18], strike @ 5.08%, expires 04/19/07			30,199
	60,700	3 Month LIBOR Interest Rate Swap[18], strike @ 5.25%, expires 07/02/07			211,236
GBP	90,000	3 Month LIBOR Interest Rate Swap[17], strike @ 5.30%, expires 03/14/08			327,467
	22,100	3 Month LIBOR Interest Rate Swap[18], strike @ 5.37%, expires 07/02/07			103,870
	19,100	3 Month LIBOR Interest Rate Swap[18], strike @ 5.50%, expires 06/30/07			118,802
					870,380

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Number of contracts (000)				Value
Options—(concluded)
Put options purchased—0.00%
120	90 Day Euro Dollar Futures, strike @ 90.50, expires 09/17/07			$300
2,068	90 Day Euro Dollar Futures, strike @ 91.00, expires 09/17/07			5,169
600	90 Day Euro Dollar Futures, strike @ 91.75, expires 03/17/08			1,500
1,580	Euro Dollar Options, strike @ 91.25, expires 06/18/07			3,950
100	Euro Dollar Options, strike @ 92.00, expires 03/19/07			250
1,650	Euro Dollar Options, strike @ 92.00, expires 03/17/08			4,125
				15,294
Total options (cost—$1,143,840)				885,674
Number of shares (000)			Interest rates
Investments of cash collateral from securities loaned—1.01%
Money market funds[19]—0.05%
0 [20]	AIM Liquid Assets Portfolio		5.189%	2
274	UBS Private Money Market Fund LLC[21]		5.209	273,567
Total money market funds (cost—$273,569)				273,569
Principal amount (000)[1]		Maturity dates
Repurchase agreement—0.96%
$6,000	Repurchase agreement dated 01/31/07 with Merrill Lynch & Co., collateralized by $6,110,000 US Treasury Notes, 4.625% due 11/15/09; (value—$6,124,773); proceeds: $6,000,877 (cost—$6,000,000)	02/01/07	5.260	6,000,000
Total investments of cash collateral from securities loaned (cost—$6,273,569)				6,273,569
Total investments before investments sold short (cost—$697,675,676)—111.38%				693,936,015
Principal amount (000)
Investments sold short—(23.33)%
(62,000)	FNMA TBA	TBA	5.000	(59,481,250)
(22,000)	FNMA TBA	TBA	5.500	(21,635,636)
(64,000)	FMNA TBA	TBA	6.000	(64,218,154)
Total investments sold short (proceeds—$145,923,594)—(23.33)%				(145,335,040)
Other assets in excess of liabilities—11.95%				74,458,021
Net assets—100.00%				$623,058,996

1  In US Dollars unless otherwise indicated.

2  Security, or portion thereof, was on loan at January 31, 2007.

3  Entire amount pledged as collateral for investments sold short.

4  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 4.65% of net assets as of January 31, 2007, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

5  Floating rate security. The interest rate shown is the current rate as of January 31, 2007.

6  Inverse variable rate security. Interest rate disclosed is that which is in effect at January 31, 2007.

7  Illiquid securities representing 0.68% of net assets as of January 31, 2007.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

8  Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

9  Security is being fair valued by a valuation committee under the direction of the board of trustees.

10  Perpetual bond security. The maturity date reflects the next call date.

11  Variable rate security. The interest rate shown is the current rate as of January 31, 2007, and resets at the next call date.

12  Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.15% of net assets as of January 31, 2007, is considered illiquid and restricted (see table below for more information).

Illiquid and restricted security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	Value at 01/31/07	Value as a percentage of net assets
Verizon North, Inc. 5.634%, 01/01/21	04/25/03	$1,000,000	0.16%	$919,100	0.15%

13  Variable rate security. Maturity date reflects earlier of reset date or stated maturity date. The interest rate shown is the current rate as of January 31, 2007, and resets periodically.

14  Interest rates shown are the discount rates at date of purchase.

15  Entire amount delivered to broker as collateral for futures transactions.

16  Entire amount delivered to broker as collateral for futures and put options transactions.

17  3 Month LIBOR (GBP on London Interbank Offered Rate) at January 31, 2007 was 5.590%.

18  3 Month LIBOR (USD on London Interbank Offered Rate) at January 31, 2007 was 5.360%.

19  Interest rates shown reflect yields at January 31, 2007.

20  Amount represents less than 500 shares.

21  The table below details the Portfolios's transaction activity in an affiliated issuer for the six months ended January 31, 2007.

Security description	Value at 07/31/06	Purchases during the six months ended 01/31/07	Sales during the six months ended 01/31/07	Value at 01/31/07	Net income earned from affiliate for the six months ended 01/31/07
UBS Private Money Market Fund LLC	$374,261	$48,111,062	$48,211,756	$273,567	$1,735

ABS  Asset-backed security

ARM  Adjustable Rate Mortgage. The interest rate shown is the current rate as of January 31, 2007.

COFI  Cost of Funds Index

EUR  Euro

FHA  Federal Housing Administration

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GBP  Great Britain Pound

GMAC  General Motors Acceptance Corporation

GNMA  Government National Mortgage Association

JPY  Japanese Yen

REMIC  Real Estate Mortgage Investment Conduit

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

Written options

Number of contracts (000)	Currency	Call options written[7]	Expiration dates	Premiums received	Current value	Unrealized appreciation (depreciation)
2,000	GBP	3 Month LIBOR[17] Interest Rate Swap, strike @ 4.85%	06/15/07	$30,216	$2,083	$28,133
3,500	GBP	3 Month LIBOR[17] Interest Rate Swap, strike @ 4.85%	06/15/07	64,429	1,650	62,779
23,000	GBP	3 Month LIBOR[17] Interest Rate Swap, strike @ 4.85%	03/14/08	349,028	315,658	33,370
9,000	USD	3 Month LIBOR[18] Interest Rate Swap, strike @ 5.10%	02/01/08	108,000	85,818	22,182
13,000	USD	3 Month LIBOR[18] Interest Rate Swap, strike @ 5.22%	04/19/07	102,716	67,600	35,116
26,300	USD	3 Month LIBOR[18] Interest Rate Swap, strike @ 5.37%	07/02/07	316,797	293,508	23,289
7,200	USD	3 Month LIBOR[18] Interest Rate Swap, strike @ 5.50%	07/02/07	82,968	126,432	(43,464)
8,300	USD	3 Month LIBOR[18] Interest Rate Swap, strike @ 5.60%	06/29/07	83,540	148,819	(65,279)
			92,300	$1,137,694	$1,041,568	$96,126

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Futures contracts

Number of contracts	Currency	Buy contracts	Expiration dates	Cost	Current value	Unrealized depreciation
24	JPY	Japan Bond 10 Year Futures	March 2007	$26,716,270	$26,688,492	$(27,778)
1,798	USD	90 Day Euro Dollar Futures	December 2007	427,150,375	426,283,325	(867,050)
1,112	USD	90 Day Euro Dollar Futures	March 2008	263,995,213	263,794,200	(201,013)
165	USD	90 Day Euro Dollar Futures	June 2008	39,185,438	39,156,563	(28,875)
165	USD	90 Day Euro Dollar Futures	September 2008	39,195,750	39,166,875	(28,875)
165	USD	90 Day Euro Dollar Futures	December 2008	39,197,813	39,168,938	(28,875)
365	USD	US Treasury Note 10 Year Futures	March 2007	39,594,953	38,963,750	(631,203)
3,794				875,035,812	873,222,143	(1,813,669)
		Sale contracts		Proceeds
132	EUR	Euro Bond 10 Year Futures	February 2007	32,720	39,451	(6,731)
						$(1,820,400)

Forward foreign currency contracts

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Great Britain Pound	2,975,000	USD	5,808,307	02/22/07	$(36,577)
Japanese Yen	858,595,000	USD	7,356,779	02/15/07	227,627
United States Dollar	489,719	GBP	250,000	02/22/07	1,448
United States Dollar	599,770	JPY	72,724,000	02/15/07	4,078
					$196,576

Currency type abbreviations:

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

USD  US Dollar

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	94.3%
France	1.4
Cayman Islands	1.4
Japan	0.7
Italy	0.6
Spain	0.4
United Kingdom	0.4
Luxembourg	0.3
Netherlands	0.2
Mexico	0.1
Canada	0.1
Brazil	0.1
Total	100.0%

See accompanying notes to financial statements

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Performance

For the six months ended January 31, 2007, the Portfolio's Class P shares returned 1.98% (before the deduction of the maximum UBS PACE Select program fee; 1.22% after the deduction of the maximum UBS PACE Select program fee). In comparison, the Lehman Brothers Municipal Five-Year Bond Index (the "Index") returned 2.05%, and the median return for the Lipper Intermediate Municipal Debt Funds category was 2.26%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 56. Please note that the returns shown do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.)

Market review

The bond markets witnessed declining yields early during the reporting period, fueled by investor speculation that a slowdown in the housing market would decelerate economic growth and force the Federal Reserve Board to lower short-term interest rates in early 2007. During December and January, however, strong corporate profitability, record stock prices, and steady employment and wage growth caused market participants to reverse course and anticipate higher yields.

During the period, intermediate municipal interest rates were relatively unchanged, with the 5-year "AAA" municipal yield at 3.69% on January 31, 2007.

Tax-exempt issuance spiked during the reporting period, totaling over $200 billion (a record for any August to January period), with issuers seeking to take advantage of the lowest long-term yields in decades. The headwinds from heavy supply were met with strong overall demand from both nontraditional investors, such as hedge funds and foreign banks, as well as traditional buyers, such as property and casualty insurance companies. Arbitrage traders were attracted to the "steep" municipal yield curve, as compared to taxable markets. While still sloping upward, the municipal yield curve flattened over the period. The Lehman Brothers 15-Year Municipal Bond Index outperformed the Lehman Brothers Five-Year Municipal Bond Index by 1.49%.

Municipal credit quality continued to strengthen, reflected in higher valuations (particularly among the revenue sectors), as well as positive rating trends (Moody's number of upgrades exceeded downgrades by a margin of almost 4:1 during the period). Investors in search of higher yields drove lower-quality bonds (such as A- and BBB-rated) to outperform the highest grade credits (AAA- and AA-rated).

UBS PACE Select Advisors Trust – UBS PACE Municipal Fixed Income Investments

Investment Advisor:

Standish Mellon Asset Management Company LLC ("Standish Mellon")

Portfolio Manager:

Christine L. Todd

Objective:

High current income exempt from federal income tax

Investment process:

In deciding which securities to buy for the Portfolio, Standish Mellon seeks to identify undervalued sectors or geographical regions of the municipal market, or undervalued individual securities. To do this, Standish Mellon uses credit research and valuation analysis, and monitors the relationship of the municipal yield curve to the Treasury yield curve. Standish Mellon may also make modest duration adjustments based on economic analyses and interest rate forecasts. Standish Mellon generally sells securities if it identifies more attractive investment opportunities within its investment criteria that may improve the Portfolio's return. Standish Mellon also may sell securities with weakening credit profiles or to adjust the average duration of the Portfolio.

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Advisor's comments

Broad sector diversification, with a strategic emphasis on revenue bonds, helped drive returns during the period. In particular, the Portfolio benefited from overweight exposures versus the Index to hospital, tobacco securitization and industrial development bonds. The Portfolio also benefited from an underweight to the highest-quality, but lower-yielding, sectors of the market, such as insured and pre-refunded bonds. These sectors underperformed as retail investor demand was relatively soft.

Yield curve exposure across the intermediate maturity spectrum (generally two to 12 years) was a plus for the Portfolio. The Lehman Five-Year benchmark is solely concentrated in four- to six-year maturities, while longer-maturity bonds exhibited the strongest returns.

As the yield difference between long- and short-maturity bonds declined (flattening the yield curve), emphasis toward bonds with call features was a benefit to the Portfolio. Positive security selection was reflected in bonds with mandatory put structures, as well as zero coupon bonds. Bonds subject to the alternative minimum tax also performed well, largely as a result of their yield advantage.

With municipal credit conditions generally exhibiting strength, overweight exposures to issuers that offer relative credit stability with incremental yield, such as New York City and Puerto Rico, was a plus for the Portfolio's yield. The Portfolio's exposure to California general obligations was reduced to a neutral weighting versus the Index in an effort to capture the outperformance experienced in recent years.

Finally, at the credit rating level, the Portfolio benefited from greater emphasis on BBB-rated bonds (largely in the tobacco and industrial development revenue sectors).

We kept the Portfolio's duration slightly lower than that of the Index during the period. This strategy hurt performance somewhat when interest rates declined over the summer, following the Federal Reserve Board's decision to pause from raising short-term interest rates. (Duration is a measure of an investment's sensitivity to interest rate changes.)

Special considerations

The Portfolio may be appropriate for long-term investors seeking high current income exempt from federal income taxes. Investors should be able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/07		6 months	1 year	5 years	10 years	Since inception°
Before deducting	Class A*	1.85%	2.57%	3.00%	N/A	3.30%
maximum sales charge	Class B**	1.45%	1.70%	2.21%	N/A	2.52%
or UBS PACE Select	Class C***	1.59%	2.06%	2.46%	N/A	3.14%
program fee	Class Y****	1.90%	2.75%	3.23%	N/A	3.54%
	Class P*****	1.98%	2.75%	3.22%	4.00%	4.41%
After deducting	Class A*	-2.75%	-2.02%	2.05%	N/A	2.51%
maximum sales charge	Class B**	-3.55%	-3.26%	1.85%	N/A	2.38%
or UBS PACE Select	Class C***	0.84%	1.31%	2.46%	N/A	3.14%
program fee	Class P*****	1.22%	1.22%	1.68%	2.45%	2.86%
Lehman Brothers Municipal Five-Year Index		2.05%	2.89%	3.67%	4.64%	4.67%
Lipper Intermediate Municipal Debt Funds median		2.26%	2.98%	3.73%	4.46%	4.54%

Average annual total returns for periods ended December 31, 2006, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, -1.61%; 5-year period, 2.37%; since inception, 2.58%; Class B—1-year period, -2.71%; 5-year period, 2.18%; since inception, 2.48%; Class C—1-year period, 1.72%; 5-year period, 2.78%; since inception, 3.23%; Class Y—1-year period, 3.33%; 5-year period, 3.54%; since inception, 3.64%; Class P—1-year period, 1.71%; 5-year period, 1.99%; 10-year period, 2.52%; since inception, 2.91%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2006 prospectuses were as follows: Class A—1.04% and 1.01%; Class B—1.80% and 1.76%; Class C—1.55% and 1.51%; Class Y—0.84% and 0.76%; and Class P—0.84% and 0.76%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") has entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through December 1, 2007 (excluding interest expense, if any) would not exceed the following: Class A—1.01%; Class B—1.76%; Class C—1.51%; Class Y—0.76%; and Class P—0.76%. The Portfolio has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

°  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, January 23, 2001 for Class A shares, February 23, 2001 for Class B shares, December 4, 2000 for Class C shares and February 23, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the nearest month-end of the inception date of the oldest share class (Class P).

*  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

**  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

***  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

****  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

*****  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The Lehman Brothers Municipal Five-Year Index is a total return performance benchmark for the tax-exempt bond market. The Index is a sub-index of the Lehman Brothers Municipal Bond Index and includes all issues rated Aa/AA or higher with an average maturity of five years.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/07
Weighted average duration	4.0	yrs.
Weighted average maturity	4.7	yrs.
Average coupon	5.42%
Net assets (mm)	$270.1
Number of holdings	159
Portfolio composition*	01/31/07
Municipal bonds and notes	98.8%
Short-term municipal variable notes	0.5
Tax-free money market fund	0.0	**
Other assets less liabilities	0.7
Total	100.0%
Top five sectors*	01/31/07
Insured	39.3%
Revenue	24.9
General obligations	10.6
Pre-refunded	9.2
Housing	4.2
Total	88.2%
Top five states*	01/31/07
New York	12.1%
Texas	8.7
Illinois	6.4
Tennessee	6.4
Massachusetts	5.6
Total	39.2%
Quality diversification*	01/31/07
AAA and agency backed securities	49.7%
AA	20.3
A	6.5
BBB	15.5
A-1+/VMIG1	0.5
Non-rated	6.8
Tax-free money market fund	0.0	**
Other assets less liabilities	0.7
Total	100.0%

*  Weightings represent percentages of the Portfolio's net assets as of January 31, 2007. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

**  Weighting represents less than 0.05% of the Portfolio's net assets as of January 31, 2007.

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)		Maturity dates	Interest rates	Value
Municipal bonds and notes—98.84%
Alabama—0.55%
$1,500	Montgomery Special Care Facilities Financing Authority Revenue Capital Appreciation Refunding Series B-2 (Escrowed to Maturity) (FSA Insured)	11/15/10	5.000%[1]	$1,495,995
Alaska—3.32%
1,110	Alaska Housing Finance Corp. General Housing Series C (MBIA Insured)	12/01/13	5.000	1,178,465
970	Alaska Housing Finance Corp. Mortgage Series A-2[2]	12/01/10	5.650	990,224
3,500	Alaska International Airports Revenue Refunding Series A (MBIA Insured)[2]	10/01/15	5.500	3,771,460
1,155	Alaska Student Loan Corp. Revenue Series A (AMBAC Insured)[2]	07/01/09	5.550	1,197,481
835	Northern Tobacco Securitization Corp. Alaska Tobacco Settlement Asset-Backed Bonds	06/01/15	4.750	844,294
1,000	Northern Tobacco Securitization Corp. Alaska Tobacco Settlement Asset-Backed Bonds Series A	06/01/23	4.625	989,320
				8,971,244
Arizona—1.09%
15	Pima County Hospital Revenue St. Joseph Hospital Project (Escrowed to Maturity)	01/01/09	7.500	15,645
1,140	Pima County Industrial Development Authority Single-Family Mortgage Revenue Capital Appreciation Series B (FNMA/GNMA Collaterialized)[2]	09/01/25	4.550	1,151,503
1,800	San Manuel Entertainment Series 04-C3	12/01/16	4.500	1,785,780
				2,952,928
Arkansas—0.00%
9	Springdale Residential Housing Mortgage Series A (FNMA Collateralized)	09/01/11	7.650	9,092
California—4.88%
40	California Pollution Control Financing Kaiser Steel Corp. Project (Escrowed to Maturity)	10/01/08	7.250	41,316
2,000	California State	10/01/10	5.250	2,099,680
1,000	California State	10/01/11	5.000	1,050,820
1,000	California State	02/01/12	5.000	1,052,780
1,000	California State Department Water Resources Power Supply Revenue Series A	05/01/10	5.500	1,050,300
1,000	California Statewide Communities Development Authority Pollution Control Revenue Refunding Southern California Edison Company Series A (Mandatory Put 04/01/13 @ 100)	04/01/28	4.100	1,017,960
1,000	California Statewide Communities Development Authority Revenue Kaiser Permanente Series H (Mandatory Put 05/01/08 @ 100)	04/01/34	2.625[4]	981,670
1,200	Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Enhanced Asset-Backed Series A (AMBAC Insured)	06/01/20	5.000	1,242,720
3,055	Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Series A-1	06/01/21	5.000	3,076,385

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)		Maturity dates	Interest rates	Value
Municipal bonds and notes—(continued)
California—(concluded)
$20	Los Angeles Multi-Family Revenue Housing Earthquake Rehabilitation Project Series C (FNMA Collateralized)[2]	07/01/07	5.150%	$20,085
355	Sacramento Utility District Electric Revenue, White Rock Project (Escrowed to Maturity)	03/01/10	6.750	370,180
170	Sacramento Utility District Electric Revenue, White Rock Project (Escrowed to Maturity)	05/01/10	6.800	178,112
980	Tobacco Securitization Authority Northern California Tobacco Settlement Revenue Asset-Backed Bonds Series A-1	06/01/23	4.750	988,330
				13,170,338
Connecticut—0.75%
2,000	Stamford Housing Authority Multi-Family Revenue Refunding Fairfield Apartments Project (Mandatory Put 12/01/08 @ 100)[2]	12/01/28	4.750	2,024,720
District of Columbia—1.24%
145	District of Columbia Housing Finance Authority Certificates of Participation (Asset Guaranty Insured)	06/01/08	4.850	145,106
1,000	Metropolitan Airport Authority System Refunding Series A (FGIC Insured)[2]	10/01/14	5.750	1,086,830
1,000	Metropolitan Airport Authority System Refunding Series A (MBIA Insured)[2]	10/01/12	5.000	1,047,880
1,000	Metropolitan Airport Authority System Refunding Series D (MBIA Insured)[2]	10/01/12	5.250	1,060,420
				3,340,236
Florida—4.31%
500	Escambia County Health Facilities Authority Revenue Ascension Health Credit Series A	11/15/11	5.250	529,420
1,065	Florida Department of Children's & Family Services Certificates of Participation (Florida Civil Commitment Center) (MBIA Insured)	04/01/14	5.000	1,133,128
4,000	Florida Hurricane Catastrophe Fund Financing Corp. Revenue Series A	07/01/12	5.250	4,261,240
1,795	Gainesville Utilities Systems Revenue Series B	10/01/12	6.500	2,034,991
1,915	Leon County Educational Facilities Authority Certificates of Participation (Escrowed to Maturity)	09/01/11	9.000	2,318,490
1,305	Palm Beach County School Board Certificates of Participation Series A (FSA Insured)	08/01/12	5.000	1,374,126
				11,651,395
Georgia—2.08%
1,000	Atlanta Airport Revenue Refunding Series D (FGIC Insured)[2]	01/01/12	5.250	1,053,890
2,000	Fulton De Kalb Hospital Authority Hospital Revenue Refunding Certificates (FSA Insured)	01/01/15	5.250	2,163,500
1,250	Henry County School District Series A	08/01/11	6.450	1,332,137
1,000	Main Street Natural Gas, Inc. Gas Project Revenue Series B	03/15/15	5.000	1,062,730
				5,612,257

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)		Maturity dates	Interest rates	Value
Municipal bonds and notes—(continued)
Guam—0.39%
$1,000	Guam Education Financing Foundation Certificates of Participation, Guam Public Schools Project Series A	10/01/12	5.000%	$1,046,850
Hawaii—0.76%
1,000	Hawaii State Department Budget & Finance Special Purpose Revenue Hawaiian Electric Co., Inc. Series A (MBIA Insured)[2]	05/01/26	6.200	1,005,340
1,000	Hawaii State Harbor Systems Revenue Series A (FSA Insured)[2]	01/01/13	5.000	1,048,430
				2,053,770
Idaho—0.33%
595	Idaho Housing & Finance Association Single-Family Mortgage Series G-2, Class III[2]	07/01/19	5.950	607,471
285	Idaho Housing & Finance Association Single-Family Mortgage Subseries D-3[2]	07/01/13	5.150	285,582
				893,053
Illinois—6.40%
135	Belleville St. Clair County (Escrowed to Maturity) (MGIC Insured)	11/01/09	7.250	142,827
1,000	Chicago O'Hare International Airport Revenue Passenger Facility Second Lien Series A (AMBAC Insured)[2]	01/01/10	5.500	1,040,030
2,000	Chicago School Finance Authority Refunding Series A (FGIC Insured)	06/01/09	6.250	2,077,440
1,000	Chicago Transit Authority Capital Grant Recipients Revenue Federal Transit Administration Section 5307-A (AMBAC Insured)	06/01/13	5.250	1,075,640
1,000	Illinois Development Finance Authority Revenue DePaul University Series C	10/01/13	5.500	1,077,860
1,625	Illinois Development Finance Authority Revenue Refunding Community Rehabilitation Providers Series A	07/01/09	5.900	1,650,854
660	Illinois Educational Facilities Authority Revenue Evangelical Hospital Series A (Escrowed to Maturity)	04/15/17	6.750	773,745
1,170	Illinois Finance Authority Revenue Swedish America Hospital (AMBAC Insured)	11/15/11	5.000	1,227,225
700	Illinois Finance Authority Student Housing Revenue MJH Education Assistance IV Senior Series A	06/01/08	5.000	706,062
810	Illinois Finance Authority Student Housing Revenue MJH Education Assistance IV Senior Series A	06/01/10	5.000	826,629
5,990	Illinois Health Facilities Authority Revenue Advocate Network Health Care	11/15/10	6.000	6,405,826
285	St. Clair County Certificates of Participation Series A (FSA Insured)	10/01/08	5.000	290,503
				17,294,641
Indiana—2.82%
5,000	Indiana Health Facility Financing Authority Revenue Ascension Health Subordinated Credit Series A	04/01/10	5.000	5,171,150

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)		Maturity dates	Interest rates	Value
Municipal bonds and notes—(continued)
Indiana—(concluded)
$1,345	Indiana Health Facility Financing Authority Revenue Health Systems Sisters of St. Francis	11/01/08	5.500%	$1,380,521
1,000	Indianapolis Local Public Improvement Bond Bank Airport Authority Series F (AMBAC Insured)[2]	01/01/13	5.250	1,059,840
				7,611,511
Iowa—3.38%
3,310	Iowa Finance Authority Revenue Revolving Fund	02/01/14	5.250	3,546,864
5,175	Tobacco Settlement Authority Asset-Backed Revenue Bonds Series B (Pre-refunded with Agency Securities to 06/01/11 @ 101)	06/01/35	5.600	5,572,543
				9,119,407
Kansas—0.60%
1,440	Reno County Unified School District Number 308 Hutchinson Series A (MBIA Insured)	09/01/15	5.500	1,609,647
10	Wichita Hospital Revenue St. Francis Hospital & Nursing Series A (Escrowed to Maturity)	10/01/07	6.750	10,163
				1,619,810
Kentucky—0.39%
1,000	Louisville & Jefferson County Regional Airport Authority Airport Systems Revenue Series C (FSA Insured)[2]	07/01/11	5.500	1,059,310
Louisiana—0.63%
120	East Baton Rouge Parish Woman's Hospital Foundation (Escrowed to Maturity)	10/01/08	7.200	124,172
35	Jefferson Parish Home Mortgage Authority Single-Family Housing Revenue Refunding Series D-1 (Mandatory Put 06/01/10 @ 100) (FNMA/GNMA Collateralized)[2]	06/01/10	5.600	35,209
1,525	Jefferson Parish Home Mortgage Authority Single-Family Mortgage Revenue Series A (GNMA/FNMA and FHA/VA/USDA Mortgages Insured)[2]	06/01/26	5.125	1,552,725
				1,712,106
Maine—0.01%
35	Maine State Housing Authority Mortgage Purchase Series D-1	11/15/16	5.050	35,049
Massachusetts—5.30%
3,115	Massachusetts Municipal Wholesale Electric Co. Power Supply Systems Revenue Nuclear Project 4-A (MBIA Insured)	07/01/11	5.000	3,257,823
3,100	Massachusetts State Consolidated Loan Series B (Pre-refunded with US Government Securities to 03/01/12 @ 100) (FSA Insured)	03/01/16	5.500	3,339,940
2,500	Massachusetts State Consolidated Loan Series C (Pre-refunded with US Government Securities to 10/01/10 @ 100)	10/01/19	5.750	2,663,475
1,250	Massachusetts State Consolidated Loan Series D (Pre-Refunded with US Government Securities to 12/01/14 @100) (FSA Insured)	12/01/23	5.000	1,339,537
2,000	Massachusetts State Development Finance Agency Solid Waste Disposal Revenue Waste Management Income Project (XL Capital Insured)[2]	06/01/14	5.450	2,124,100
1,500	Massachusetts State Refunding	07/01/12	5.000	1,584,315
				14,309,190

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)		Maturity dates	Interest rates	Value
Municipal bonds and notes—(continued)
Michigan—1.94%
$2,690	Kent Hospital Finance Authority Revenue Refunding Spectrum Health Series B	07/15/11	5.000%	$2,804,325
2,395	Michigan State Housing Development Authority Series A2	12/01/14	4.550	2,433,847
				5,238,172
Minnesota—0.01%
30	Moorhead Residential Mortgage (Escrowed to Maturity) (FHA/VA Insured)	08/01/11	7.100	32,290
Missouri—2.22%
2,075	Springfield Public Building Corp. Leasehold Revenue Springfield Branson Airport Series B (AMBAC Insured)[2]	07/01/13	5.000	2,180,555
1,625	St. Louis Airport Revenue Airport Development Program Unrefunded Balance Series A (MBIA Insured)	07/01/09	5.500	1,689,675
2,000	St. Louis Airport Revenue Lambert International Airport Series A (FSA Insured)	07/01/13	5.000	2,120,260
5	St. Louis County Single-Family Housing (AMBAC Insured)	10/01/16	9.250	5,120
				5,995,610
Nevada—0.72%
2,000	Clark County Pollution Control Revenue Refunding Series C (Mandatory Put 03/02/09 @ 100)[2]	06/01/31	3.250[4]	1,947,980
New Jersey—4.22%
1,500	New Jersey Economic Development Authority Market Transition Facility Revenue Refunding Senior Lien Series A (MBIA Insured)	07/01/11	5.000	1,573,755
1,000	New Jersey Economic Development Authority Revenue School Facilities Construction Series I	09/01/14	5.000	1,069,350
460	Tobacco Settlement Financing Corp.	06/01/19	4.375	461,063
1,000	Tobacco Settlement Financing Corp. Asset-Backed Revenue Bonds	06/01/11	5.500	1,065,220
5,000	Tobacco Settlement Financing Corp. (Pre-refunded with US Government Securities to 06/01/13 @ 100)	06/01/39	6.750	5,795,550
1,460	Tobacco Settlement Financing Corp. Series 1-A	06/01/23	4.500	1,431,778
				11,396,716
New York—12.05%
1,000	Nassau Health Care Corp. Health Systems Revenue (Pre-refunded with cash and US Government Securities to 08/01/09 @ 102) (FSA Insured)	08/01/11	6.000	1,072,690
4,000	New York City Industrial Development Agency Special Facility Revenue Terminal One Group Association Project[2]	01/01/11	5.000	4,127,440
1,000	New York City Refunding Series B	08/01/11	5.500	1,065,330
3,000	New York City Series C	08/01/11	5.250	3,166,560
3,045	New York City Series H	08/01/10	5.000	3,157,421
1,500	New York City Series J	06/01/11	5.250	1,580,670
2,000	New York City Transitional Finance Authority Revenue Future Tax Secured Series A	11/01/26	5.500[4]	2,137,400
1,500	New York State Dorm Authority Lease Revenue, Series B (Mandatory Put 07/01/13 @ 100) (XL Capital Insured)	07/01/32	5.250[4]	1,614,810

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)		Maturity dates	Interest rates	Value
Municipal bonds and notes—(continued)
New York—(concluded)
$1,000	New York State Dorm Authority Revenue State University Educational Facilities Series A	05/15/13	5.500%	$1,074,900
2,500	New York State Dorm Authority State Personal Income Tax Revenue Education Series D	03/15/15	5.000	2,692,650
70	New York State Urban Development Corp. Correctional & Youth Facilities Service (Pre-refunded with US Government Securities to 01/01/11 @ 100) Series A	01/01/17	5.500	74,500
930	New York State Urban Development Corp. Correctional & Youth Facilities Service Unrefunded Balance Series A	01/01/17	5.500	983,875
2,250	New York State Urban Development Corp. Revenue Refunding State Facilities	04/01/12	5.750	2,438,010
1,000	Port Authority of New York & New Jersey (FGIC Insured)[2]	12/01/11	5.000	1,045,380
6,000	Port Authority of New York & New Jersey (FGIC Insured)[2]	10/01/13	5.000	6,333,360
				32,564,996
North Carolina—0.80%
2,000	North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue Series A (FGIC/TCRs)	01/01/12	5.500	2,148,320
Ohio—2.11%
1,145	Butler County Transportation Improvement District Series A (Pre-refunded with US Government Securities to 04/01/08 @ 102) (FSA Insured)	04/01/11	6.000	1,197,075
2,265	Cleveland Waterworks Revenue Refunding First Mortgage Series G (MBIA Insured)	01/01/13	5.500	2,374,898
1,680	Franklin County Revenue Refunding Trinity Health Credit Series A	06/01/11	5.000	1,749,535
380	Ohio Housing Finance Agency Mortgage Revenue Residential Series B-2 (GNMA Collateralized)[2]	09/01/18	5.350	381,896
				5,703,404
Pennsylvania—4.17%
800	Allegheny County Sanitation Authority Sewer Revenue (Pre-refunded with US Government Securities and a Repurchase Agreement to 12/01/10 @ 101) (MBIA Insured)	12/01/15	5.750	860,856
20	Chester County Hospital Authority Revenue (Escrowed to Maturity)	07/01/09	7.500	20,852
1,525	City of Pittsburgh Series A (MBIA Insured)	09/01/11	5.000	1,600,610
45	Lancaster Sewer Authority (Escrowed to Maturity)	04/01/12	6.000	47,084
2,000	Pennsylvania Economic Development Financing Authority Resource Recovery Revenue Refunding Colver Project Series F (AMBAC Insured)[2]	12/01/12	5.000	2,094,760
3,000	Pennsylvania State Higher Educational Facilities Authority Revenue Waynesburg Series J-4 (Mandatory Put 05/01/09 @ 100) (PNC Bank N.A. Insured)	05/01/32	3.300[4]	2,953,230
1,000	Philadelphia Airport Revenue Series A (MBIA Insured)[2]	06/15/10	5.000	1,032,200
1,500	Philadelphia School District Refunding Series B (AMBAC Insured)	04/01/13	5.000	1,592,115
1,000	Pittsburgh Refunding Series B (FSA Insured)	09/01/14	5.000	1,071,380
				11,273,087
Puerto Rico—5.29%
1,500	Puerto Rico Commonwealth Government Development Bank Senior Notes Series B	12/01/14	5.000	1,587,735

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)		Maturity dates	Interest rates	Value
Municipal bonds and notes—(continued)
Puerto Rico—(concluded)
$1,000	Puerto Rico Commonwealth Government Development Bank Senior Notes Series C2	01/01/15	5.250%	$1,064,520
1,000	Puerto Rico Commonwealth Refunding Series A (Mandatory Put 07/01/12 @ 100)	07/01/30	5.000[4]	1,039,840
2,000	Puerto Rico Commonwealth Refunding Series C (Mandatory Put 07/01/08 @ 100)	07/01/13	6.000	2,053,100
3,000	Puerto Rico Public Buildings Authority Revenue Guaranteed Refunding Government Facilities Series J (Mandatory Put 07/01/12 @ 100) (Commonwealth GTD)	07/01/28	4.570[4]	3,119,520
2,800	Puerto Rico Public Finance Corp. Commonwealth Appropriations Series E (Pre-refunded with US Government Securities to 02/01/12 @ 100)	08/01/29	5.500	3,018,876
2,250	Puerto Rico Public Finance Corp. Refunding Commonwealth Appropriations Series A (Mandatory Put 02/01/12 @ 100) (Government Development Bank for Puerto Rico Insured)	08/01/27	5.750[4]	2,408,962
				14,292,553
South Carolina—2.53%
1,000	Richland County Environmental Improvement Revenue Refunding International Paper Co. Projects Series A	10/01/07	4.250	998,580
1,000	South Carolina Housing Finance & Development Authority Mortgage Revenue Series A-2 (FSA Insured)[2]	07/01/20	4.700	1,005,310
4,570	South Carolina Transportation Infrastructure Bank Revenue Series A (MBIA Insured)	10/01/09	6.000	4,827,154
				6,831,044
South Dakota—1.19%
3,030	South Dakota Health & Educational Facilities Authority Revenue Refunding Prairie Lakes Health Care (ACA/CBI Insured)	04/01/13	5.450	3,129,172
70	South Dakota State Health & Educational Revenue St. Luke's Hospital Project (Escrowed to Maturity)	10/01/07	6.800	71,141
				3,200,313
Tennessee—6.37%
2,000	Clarksville Natural Gas Acquisition Corp. Gas Revenue	12/15/14	5.000	2,127,020
8,300	Metropolitan Government Nashville & Davidson County Water Sewer Revenue Cab Converter Refunding (Mandatory Put 01/01/09 @ 100) (FGIC/TCRs)	01/01/12	7.700	9,293,012
2,500	Tennessee Energy Acquisition Corp. Series A	09/01/11	5.000	2,611,125
3,000	Tennessee Energy Acquisition Corp. Series A	09/01/13	5.000	3,171,510
				17,202,667
Texas—8.68%
3,300	Austin Texas Utility Systems Revenue Refunding (AMBAC Insured)	11/15/09	6.750	3,551,427
2,000	Dallas-Fort Worth International Airport Revenue Refunding & Improvement Series A (FGIC Insured)[2]	11/01/13	5.750	2,142,040
1,000	Harris County Health Facilities Development Corp. Hospital Revenue Memorial Hospital System Project Series A (MBIA Insured)	06/01/12	6.000	1,100,280

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)		Maturity dates	Interest rates	Value
Municipal bonds and notes—(continued)
Texas—(concluded)
$5,000	Harris County Refunding Tax & Subordinated Lien Series B (Mandatory Put 08/15/12 @ 100) (FSA Insured)	08/15/32	5.000%	$5,271,550
155	Houston Texas Airport Systems Revenue (Escrowed to Maturity)	07/01/10	7.600	166,224
2,000	Katy Independent School District School Building Series A (PSF-GTD)	02/15/14	5.000	2,114,900
3,880	San Antonio General Improvement	02/01/14	5.000	4,131,424
1,500	Schertz-Cibolo-Universal City Independent School District School Building Series A (PSF-GTD)	02/01/14	5.000	1,597,200
3,000	Tarrant County Health Facilities Development Corp. Health Systems Revenue Texas Health Resources Systems Series A	02/15/15	5.750	3,342,120
25	Texas Municipal Power Agency Revenue (Escrowed to Maturity) (MBIA Insured)	09/01/13	6.100[5]	19,291
				23,436,456
Utah—0.38%
1,015	Utah State Housing Finance Agency Single-Family Mortgage Series G-3, Class III[2]	07/01/15	5.700	1,038,142
Virginia—0.80%
2,000	Fairfax County Economic Development Authority Resource Recovery Revenue Refunding Series A (AMBAC Insured)[2]	02/01/11	6.100	2,153,060
Washington—2.92%
1,000	Energy Northwest Electric Revenue Refunding Project 1 Series A	07/01/11	5.000	1,046,270
1,000	Energy Northwest Electric Revenue Refunding Project 3 Series A	07/01/13	5.500	1,089,430
1,000	Washington Health Care Facilities Authority Overlake Hospital Medical Center Series A (Assured Guaranty Insured)	07/01/16	5.000	1,056,190
3,000	Washington State Public Power Supply Systems Nuclear Project Number 1 Revenue Refunding Series A (AMBAC Insured)	07/01/08	6.000	3,092,580
20	Washington State Series 93-A (Pre-refunded with US Government Securities to 10/01/08 @ 100)	10/01/12	5.750	21,384
1,480	Washington State Unrefunded Balance Series 93-A (FSA Insured)	10/01/12	5.750	1,574,883
				7,880,737
Wisconsin—2.44%
2,150	Badger Tobacco Asset Securitization Corp.	06/01/10	5.500	2,231,227
1,640	Badger Tobacco Asset Securitization Corp. Asset-Backed Revenue Bonds	06/01/11	5.750	1,734,989
1,500	Wisconsin State Certificates of Participation Master Lease Series A (MBIA Insured)	03/01/12	5.000	1,576,575
1,000	Wisconsin State Certificates of Participation Master Lease Series A (MBIA Insured)	03/01/13	5.000	1,057,920
				6,600,711
Wyoming—0.77%
2,000	Sweetwater County Improvement Projects Joint Powers Board Lease Revenue Bonds	06/15/13	5.000	2,085,920
Total municipal bonds and notes (cost—$266,853,638)				267,005,080

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)		Maturity dates	Interest rates	Value
Short-term municipal notes[6]—0.44%
Massachusetts—0.26%
$700	Massachusetts State Development Finance Agency Revenue Boston University Series R-4 (XL Capital Insured)	02/01/07	3.690%	$700,000
North Carolina—0.18%
500	University of North Carolina Hospital Chapel Hill Revenue Series A (Landesbank Hessen-Thuringen Insured)	02/01/07	3.700	500,000
Total short-term municipal notes (cost—$1,200,000)				1,200,000
Number of shares (000)
Tax-free money market fund[7]—0.00%
4	State Street Global Advisors Tax Free Money Market Fund (cost—$4,407)		3.070	4,407
Total investments (cost—$268,058,045)—99.28%				268,209,487
Other assets in excess of liabilities—0.72%				1,939,968
Net assets—100.00%				$270,149,455

1  Step-up bond that converts to the noted fixed rate at a designated future date.

2  Security subject to Alternative Minimum Tax.

3  Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.66% of net assets as of January 31, 2007, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Floating rate security. The interest rate shown is the current rate as of January 31, 2007.

5  Zero coupon bond; interest rate represents annualized yield at date of purchase.

6  Variable rate demand notes are payable on demand. The maturity dates shown are the next interest rate reset dates. The interest rates shown are the current rates as of January 31, 2007.

7  Interest rate shown reflects yield at January 31, 2007.

ACA  American Capital Access

AMBAC  American Municipal Bond Assurance Corporation

CBI  Certificates of Bond Insurance

FGIC  Federal Guaranty Insurance Corporation

FHA  Federal Housing Authority

FNMA  Federal National Mortgage Association

FSA  Financial Security Assurance

GNMA  Government National Mortgage Association

GTD  Guaranteed

MBIA  Municipal Bond Investors Assurance

MGIC  Mortgage Guaranty Insurance Corporation

PSF  Permanent School Fund

TCRs  Transferable Custodial Receipts

USDA  United States Department of Agriculture

VA  Veterans Administration

See accompanying notes to financial statements

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Performance

For the six months ended January 31, 2007, the Portfolio's Class P shares returned 0.44% (before deduction of the maximum UBS PACE Select program fee; -0.32% after deduction of the maximum UBS PACE Select program fee). In comparison, the Lehman Brothers Global Aggregate Index (in US dollars or "USD") returned 2.21%, the Lehman Brothers Global Aggregate Ex US Index (in USD) (the "Index") returned 1.31%, and the median return for the Lipper Global Income Funds category was 2.11%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 70. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

Market review

After having moved lower in the third quarter of 2006, global bond yields, with the exception of Japan, moved higher. In Japan, economic data began to accumulate, and ultimately pointed to slower growth and lower inflation than the markets had previously expected. Through most of this six-month reporting period, the US dollar was weak against the euro and strong against the Japanese yen. This was due to better-than-expected performance by the European economies, especially Germany. In the case of the yen, it weakened due to very large outflows of capital from investors seeking higher yields and rates of return abroad. One of the best-performing markets during this period was emerging markets debt, as solid global growth supported emerging economies and helped to improve their finances. This good performance led the rating agencies to upgrade more emerging markets countries to investment grade during 2006, making the emerging markets debt indices close to investment grade.

Advisors' comments

Rogge Global Partners

Over the period, we maintained an underweight to Japanese bonds within our portion of the Portfolio. This was positive for our performance until the end of 2006. At that time, doubts about the global economy, combined with Japan's nascent recovery, caused some market participants to buy back bonds they had earlier sold, and to sell Japanese inflation-linked bonds. Both of these trends hurt our portion of the Portfolio late in the reporting period.

UBS PACE Select Advisors Trust – UBS PACE Global Fixed Income Investments

Investment Advisors:

Rogge Global Partners plc ("Rogge Global Partners") and Fischer Francis Trees & Watts, Inc. (and affiliates) ("FFTW")

Portfolio Managers:

Rogge Global Partners: Team, led by Olaf Rogge; FFTW: Team, led by David Marmon

Objective:

High total return

Investment process:

Rogge Global Partners seeks to invest the Portfolio assets it manages in bonds of issuers in financially healthy countries, because it believes that these investments produce the highest bond and currency returns over time. In deciding which bonds to buy for the Portfolio, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those countries. Rogge Global Partners also uses an optimization model to help determine country, currency and duration positions for the Portfolio. Rogge Global Partners generally sells securities that no longer meet these selection criteria or when it identifies more attractive investment opportunities, and may also sell securities to adjust the average duration of the Portfolio assets it manages.

FFTW divides the investment universe into three major blocs (the Americas, Eurozone and Asia) plus emerging markets, and analyzes in each bloc, trends in economic growth, inflation, and monetary and fiscal policies. FFTW decides which securities to buy for the Portfolio by looking for investment opportunities where its opinions on the current economic environment of a bloc or country differ from those it judges to be reflected in current market valuations. FFTW generally sells securities when it has identified more attractive investment opportunities.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Advisors' comments – continued

Throughout the period, our preference for Asian currencies helped the portfolio as they continued to appreciate versus the US dollar and the euro. However, an overweight position in Norway going into the period hurt our segment of the portfolio as oil prices came down from their July peak.

Over the period, we were underweight the Japanese yen. This was negative for our portion of the Portfolio early in the reporting period, but positive in the fourth quarter of 2006 and for most of January 2007. We were frustrated at the end of January by the remarks of the US Treasury Secretary, which caused the yen to rally. His remarks have since been clarified, and the yen is now back to its recent lows, but the uptick did not help our performance.

We remained broadly underweight duration versus the Index over the period, except for a long-duration position in Canada and the Eurozone. (Duration is a measure of an investment's sensitivity to interest rate changes.) At the end of the reporting period, we were slightly underweight global duration, with larger duration bets in Australia (long) and Japan (short). Given our outlook for growth, we foresee remaining underweight duration in the months to come.

Our in-house risk indicators led us to conclude that it may be a good period to maintain exposure to more risky assets in our portfolio. Hence, we are overweight versus the Index in corporate credit, as well as emerging markets debt and mortgages.

Fischer Francis Trees & Watts

In our portion of the Portfolio, active foreign exchange positions detracted from returns, while interest rate management had a modest positive impact on performance. Elsewhere, our credit exposure enhanced returns through positive sector allocation and security selection.

A long position in long-term Japanese bonds relative to short-dated European bonds added value during the period, as the short end of the European curve moved upward, given the prospect of rate hikes in response to strong economies. We held yield-curve flattening positions (which would benefit from a flattening yield curve) across Europe, Japan and the US, with a view that short-term interest rates would rise faster than longer-term rates. In Europe, this position added value. We held long duration exposure to inflation-linked bonds versus nominal bonds (that is, those paying a set rate of interest) in both the US and Japan, thinking inflation concerns in these countries remained. (Duration is a measure of an investment's sensitivity to interest rate changes.) With relatively benign inflation data toward the end of 2006, these positions proved to be detractors from performance.

We maintained a short US-dollar bias for most of the period, mainly versus the euro and Japanese yen, as we thought relative economic performances would lead these other currencies higher against the US dollar. The US dollar versus the euro was volatile, but largely trendless, until the end of the period, resulting in mixed returns. The Japanese yen weakened in favor of currencies in markets with higher rates. The US dollar failed, inexplicably, in our opinion, to fall as Treasury bonds rallied and further rate cuts were priced into 2007, negatively impacting our portion of the Portfolio. Tactically, a short Canadian dollar relative to the US dollar added value toward the end of the period, and positive returns were also generated by small long positions in the Norwegian krone and Swedish krona.

Advisor's comments – concluded

Though US and European corporate credit fundamentals were generally favorable during the period, event risks deterred us from assuming an overall overweight position versus the Index in corporate securities. However, security selection added value. We held a sector overweight in commercial mortgage-backed securities, which added value as well. Commercial mortgage-backed securities have exhibited less interest rate sensitivity and offered a very attractive spread relative to similarly rated corporate credits.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging markets than in more developed countries.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/07		6 months	1 year	5 years	10 years	Since inception°
Before deducting	Class A*	0.40%	1.95%	7.59%	N/A	6.23%
maximum sales charge	Class B**	0.01%	1.16%	6.79%	N/A	4.87%
or UBS PACE Select	Class C***	0.16%	1.45%	7.05%	N/A	5.79%
program fee	Class Y****	0.51%	2.24%	7.90%	N/A	6.11%
	Class P*****	0.44%	2.11%	7.84%	4.71%	4.83%
After deducting	Class A*	-4.13%	-2.67%	6.61%	N/A	5.44%
maximum sales charge	Class B**	-4.94%	-3.81%	6.48%	N/A	4.74%
or UBS PACE Select	Class C***	-0.58%	0.70%	7.05%	N/A	5.79%
program fee	Class P*****	-0.32%	0.59%	6.24%	3.15%	3.27%
Lehman Brothers Global Aggregate Ex US Index (in USD)		1.31%	4.29%	10.39%	4.81%	4.99%
Lehman Brothers Global Aggregate Index (in USD)		2.21%	4.28%	7.83%	5.59%	5.69%
Lipper Global Income Funds median		2.11%	3.47%	6.77%	5.02%	5.68%

Average annual total returns for periods ended December 31, 2006, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 0.55%; 5-year period, 6.69%; since inception, 5.79%; Class B—1-year period, -0.43%; 5-year period, 6.58%; since inception, 5.12%; Class C—1-year period, 4.03%; 5-year period, 7.16%; since inception, 6.16%; Class Y—1-year period, 5.69%; 5-year period, 8.02%; since inception, 6.49%; Class P—1-year period, 3.99%; 5-year period, 6.34%; 10-year period, 3.03%; since inception, 3.45%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2006 prospectuses were as follows: Class A—1.40% and 1.38%; Class B—2.16% and 2.13%; Class C—1.89% and 1.88%; Class Y—1.05% and 1.05%; and Class P—1.27% and 1.13%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") has entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through December 1, 2007 (excluding interest expense, if any) would not exceed the following: Class A—1.38%; Class B—2.13%; Class C—1.88%; Class Y—1.13%; and Class P—1.13%. The Portfolio has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

°  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, February 5, 2001 for Class B shares, December 1, 2000 for Class C shares and January 16, 2001 for Class Y shares. Since inception returns for the Indices and Lipper median are shown as of August 31, 1995, which is the nearest month-end of the inception date of the oldest share class (Class P).

*  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

**  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

***  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

****  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

*****  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The Lehman Brothers Global Aggregate Ex US Index (in USD) provides a broad-based measure of the global investment-grade fixed income markets excluding the US market. The two major components of this Index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities.

The Lehman Brothers Global Aggregate Index (in USD) provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this Index are the US Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government securities, and USD investment grade 144A securities.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/07
Net Assets (mm)	$508.0
Number of holdings	153
Portfolio composition*	01/31/07
Long-term global debt securities	93.6%
Futures and forward foreign currency contracts	(0.1)
Cash equivalents and other assets less liabilities	6.5
Total	100.0%
Quality diversification*	01/31/07
US government and agency securities	4.3%
AAA	46.2
AA	15.1
A	12.7
BBB	4.3
BB	1.0
Non-rated	10.0
Futures and forward foreign currency contracts	(0.1)
Cash equivalents and other assets less liabilities	6.5
Total	100.0%
Top five countries of origin*	01/31/07
Japan	19.6%
United States	14.8
Germany	12.1
Austria	9.9
France	8.8
Total	65.2%

*  Weightings represent percentages of the Portfolio's net assets as of January 31, 2007. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)[1]			Maturity dates	Interest rates		Value
Long-term global debt securities—93.56%
Australia—0.12%
EUR	450	Australia & New Zealand Banking Group Ltd.	02/05/15	4.450%		$588,439
Austria—9.88%
	32,850	Republic of Austria	07/15/09	4.000		42,817,167
	5,770	Republic of Austria[2]	10/20/13	3.800		7,401,429
						50,218,596
Belgium—1.23%
	250	Kingdom of Belgium	03/28/15	8.000		412,054
	3,830	Kingdom of Belgium	03/28/28	5.500		5,844,632
						6,256,686
Brazil—0.47%
USD	2,150	Federal Republic of Brazil	01/15/18	8.000		2,376,825
Canada—1.83%
	9,050	Government of Canada	06/01/16	4.000		7,577,299
	1,640	Government of Canada	06/01/33	5.750		1,724,592
						9,301,891
Cayman Islands—1.11%
EUR	1,250	Hutchison Whampoa Finance	07/08/13	5.875		1,732,396
EUR	690	Mizuho Finance	04/15/14	4.750	[3]	905,446
GBP	1,400	Pacific Life Funding LLC	01/20/15	5.125		2,652,888
GBP	190	SMFG Preferred Capital[2]	01/25/17[4]	6.164	[5]	365,005
						5,655,735
Channel Islands—0.15%
EUR	550	Credit Suisse Group Finance	06/07/13	6.375		787,607
Denmark—4.31%
EUR	760	Danica Pension	10/06/11[4]	4.350	[5]	978,791
EUR	920	Danske Bank A/S	11/12/12	5.125	[3]	1,223,545
EUR	950	Dong Energy A/S	06/29/12	3.500		1,181,233
	21,830	Kingdom of Denmark	11/15/11	6.000		4,137,923
	53,542	Kingdom of Denmark	11/15/17	4.000		9,287,321
	15,374	Kingdom of Denmark	11/10/24	7.000		3,613,293
	8,613	Nykredit A/S	01/01/12	4.000		1,488,847
						21,910,953
Finland—1.23%
	4,500	Government of Finland	02/23/11	5.750		6,238,091
France—8.84%
	1,500	BNP Paribas	01/23/14	5.250	[3]	1,990,819
	750	BNP Paribas	12/06/15	3.125	[3]	934,426
GBP	650	Credit Agricole SA	02/24/16[4]	5.136	[5]	1,192,952
	1,950	ERAP	04/25/08	3.375		2,523,265
	905	France Telecom	10/14/15	3.625		1,090,240
	6,250	Republic of France	04/25/09	4.000		8,146,259
	9,460	Republic of France	04/25/10	5.500		12,875,273
	60	Republic of France	10/25/11	5.000		81,392

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)[1]			Maturity dates	Interest rates		Value
Long-term global debt securities—(continued)
France—(concluded)
	6,050	Republic of France	10/25/32	5.750%		$9,688,387
	1,650	Republic of France	04/25/55	4.000		2,059,344
	2,400	Societe Generale	01/26/15[4]	4.196	[5]	2,987,474
	1,015	Veolia Environnement	05/28/13	4.875		1,339,816
						44,909,647
Germany—12.05%
	5,000	Federal Republic of Germany	07/04/08	4.125		6,528,607
	6,940	Federal Republic of Germany	01/04/12	5.000		9,422,160
	4,940	Federal Republic of Germany	07/04/12	5.000		6,726,993
	190	Federal Republic of Germany	01/04/13	4.500		253,211
	5,365	Federal Republic of Germany	07/04/13	3.750		6,867,793
	3,080	Federal Republic of Germany	07/04/14	4.250		4,054,459
	4,534	Federal Republic of Germany	01/04/15	3.750		5,777,607
	10,890	Federal Republic of Germany	01/04/16	3.500		13,585,994
	2,310	Federal Republic of Germany	01/04/37	4.000		2,899,069
	2,300	Kreditanstalt Fuer Wiederaufbau	08/17/07	4.750		3,009,532
	1,610	Kreditanstalt Fuer Wiederaufbau	04/17/09	3.500		2,076,162
						61,201,587
Ireland—1.40%
	2,300	Bank of Ireland	02/27/19	4.625	[3]	3,011,993
	1,100	Bank of Ireland Mortgage Bank	09/22/09	3.500		1,412,355
	2,000	UT2 Funding PLC	06/30/16	5.321		2,676,298
						7,100,646
Italy—0.67%
	830	Sanpaolo IMI SpA	04/06/10	6.375		1,147,055
	1,100	Telecom Italia SpA	01/28/11	4.500		1,422,530
	700	UniCredito Italiano	02/01/16	3.950		856,142
						3,425,727
Japan—19.56%
EUR	2,300	Bank of Tokyo-Mitsubishi UFJ	12/16/15	3.500	[3]	2,885,712
	371,000	Government of Japan	07/20/07	0.100		3,067,298
	606,600	Government of Japan	08/20/07	0.100		5,013,729
	3,279,450	Government of Japan	12/20/11	1.200		27,200,983
	623,000	Government of Japan	12/20/13	1.400		5,158,903
	1,640,202	Government of Japan	09/10/15	0.800		13,189,298
	128,000	Government of Japan	09/20/15	1.400		1,043,150
	2,650,000	Government of Japan	03/20/16	2.000		22,632,730
	901,000	Government of Japan	09/20/26	2.200		7,527,426
	253,000	Government of Japan	03/20/36	2.500		2,145,229
	519,000	Government of Japan	12/20/36	2.300		4,218,488
	230,000	Japan Finance Corp. for Municipal Entities	05/09/16	2.000		1,961,974
EUR	1,400	Resona Bank	09/27/12[4]	4.125	[5]	1,754,344
EUR	1,250	Sumitomo Mitsui Banking	10/15/15[4]	4.375	[5]	1,554,875
						99,354,139

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)[1]			Maturity dates	Interest rates		Value
Long-term global debt securities—(continued)
Luxembourg—1.42%
GBP	275	European Investment Bank	01/14/13	4.500%		$513,225
	3,200	Gaz Capital (Gazprom)	12/09/12	4.560		4,072,789
	570	Gaz Capital (Gazprom)	02/25/14	5.030		735,175
	270	Glencore Finance Europe	09/30/11	5.375		355,388
	1,070	Telecom Italia Finance SA	04/20/11	7.000	[3]	1,529,934
						7,206,511
Malaysia—0.05%
EUR	200	Petronas Capital Ltd.	05/22/09	6.375		272,322
Mexico—1.08%
EUR	800	United Mexican States	03/08/10	7.500		1,128,701
	6,040	United Mexican States	12/18/14	9.500		599,515
EUR	300	United Mexican States	02/17/20	5.500		405,667
	31,000	United Mexican States	12/05/24	10.000		3,348,024
						5,481,907
Netherlands—4.82%
	1,800	BHP Billiton Finance BV	10/10/07	4.375		2,350,034
	1,200	BMW Finance NV	08/06/18	5.000		1,613,570
	955	Deutsche Telekom International Finance	05/29/12	8.125		1,446,693
	420	EADS Finance BV	03/03/10	4.625		550,307
GBP	950	Generali Finance BV	06/16/16[4]	6.214	[5]	1,832,987
	1	Government of the Netherlands	07/15/08	5.250		1,923
	7,040	Government of the Netherlands	01/15/10	3.000		8,926,279
	2,020	Government of the Netherlands	01/15/23	7.500		3,634,770
	1	Government of the Netherlands	01/15/28	5.500		764
	700	ING Bank NV	09/16/20	3.500	[3]	843,036
	1,500	RWE Finance BV	07/23/18	5.125		2,047,018
	940	Siemens Financieringsmat	09/14/66	5.250	[3]	1,225,528
						24,472,909
New Zealand—0.46%
	1,080	Government of New Zealand	04/15/15	6.000		741,186
	1,700	Government of New Zealand	02/15/16	4.500		1,600,511
						2,341,697
Peru—0.53%
USD	2,688	Republic of Peru	03/07/17	5.000	[3]	2,675,904
Poland—0.48%
	5,000	Government of Poland	11/24/10	6.000		1,737,391
	1,940	Government of Poland	10/24/15	6.250		696,943
						2,434,334
South Korea—0.57%
	700,000	Republic of South Korea	04/10/07	7.170		746,232
	2,000,000	Republic of South Korea	07/10/07	6.150		2,134,349
						2,880,581

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)			Maturity dates	Interest rates		Value
Long-term global debt securities—(continued)
Sweden—0.55%
EUR	2,180	Nordea Bank AB	09/30/16	4.000%[3]		$2,788,868
United Kingdom—7.56%
	1,400	Alliance & Leicester PLC	03/22/16[4]	5.827	[5]	2,707,944
EUR	360	Aviva PLC	09/29/15[4]	5.700	[5]	487,411
EUR	1,500	Aviva PLC	10/02/23	5.250	[3]	2,026,566
EUR	550	Barclays Bank PLC	03/08/11	5.750		756,252
EUR	2,200	Barclays Bank PLC	03/04/19	4.500	[3]	2,865,017
EUR	1,900	HBOS PLC	10/30/19	4.375	[3]	2,450,174
EUR	310	Imperial Tobacco Finance	06/06/07	6.250		406,758
	370	Mitchells & Butlers Finance	09/15/30	6.469		811,527
EUR	1,750	Nationwide Building Society	08/17/15	3.375	[3]	2,204,443
	1,380	Nationwide Building Society	02/06/26[4]	5.769	[5]	2,706,945
	1,305	Network Rail Infrastructure Finance	11/27/15	4.875		2,482,655
EUR	350	OTE PLC	05/20/16	4.625		446,176
EUR	180	RBS Capital Trust I	06/30/12[4]	6.467	[5]	254,567
EUR	1,800	Rio Tinto Finance PLC	05/10/07	5.125		2,352,483
EUR	1,100	Rolls-Royce Group PLC Euro MTN	03/16/11	4.500		1,438,768
EUR	1,400	Standard Chartered Bank	02/03/17	3.625	[3]	1,749,930
	1,500	United Kingdom Treasury Bonds	03/07/08	5.000		2,931,428
	1,825	United Kingdom Treasury Bonds	12/07/09	5.750		3,616,231
	2,850	United Kingdom Treasury Bonds	12/07/55	4.250		5,723,697
						38,418,972
United States—13.19%
	1,480	Banc of America Commercial Mortgage, Inc., Series 2006-2, Class A4	05/10/45	5.740	[3]	1,510,933
GBP	1,600	Bear Stearns Co., Inc.	01/20/10	5.125		3,077,176
	1,560	Bear Stearns Commercial Mortgage Securities, Inc., Series 2006-PW11, Class A4	03/11/39	5.627	[3]	1,563,535
	2,090	Bear Stearns Commercial Mortgage Securities, Inc., Series 2006-PW12, Class A4	09/11/38	5.711	[3]	2,130,706
	1,740	Bear Stearns Commercial Mortgage Securities, Inc., Series 2006-PW13, Class A4	09/11/41	5.540	[3]	1,742,062
	1,100	Bear Stearns Commercial Mortgage Securities, Inc., Series 2006-T22, Class A4	04/12/38	5.467	[3]	1,105,909
	690	Bear Stearns Commercial Mortgage Securities, Inc., Series 2006-T24, Class A4	10/12/41	5.537		690,139
EUR	1,150	BMW US Capital LLC	09/23/10	2.750		1,420,370
EUR	480	Bristol-Myers Squibb	11/15/16	4.375		611,493
GBP	550	Capital One Multi-Asset	06/17/14	6.625		1,100,430
EUR	1,150	Citigroup, Inc.	11/14/07	4.625		1,504,706
JPY	74,000	Citigroup, Inc.	10/31/25	2.400		596,669
GBP	700	Commerzbank Capital Funding Trust	04/12/18[4]	5.905	[5]	1,324,816
EUR	140	Credit Suisse Group Finance US	09/14/20	3.625	[3]	169,991
	4,180	Discover Card Master Trust I, Series 2003-2, Class A	08/15/10	5.450	[3]	4,186,404

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)[1]			Maturity dates	Interest rates		Value
Long-term global debt securities—(concluded)
United States—(concluded)
	4,876	First USA Credit Card Master Trust, Series 1997-4, Class A	02/17/10	5.530%[3]		$4,880,229
	4,000	GE Capital Credit Card Master Note Trust, Series 2004-1, Class A	06/15/10	5.400	[3]	4,001,027
EUR	970	General Electric Capital Corp	09/15/66	4.625	[3]	1,256,264
EUR	2,240	Goldman Sachs Group, Inc.	02/04/13	3.750		2,810,923
	1,670	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4	07/10/38	5.912	[3]	1,724,286
	1,200	GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4	04/10/38	5.553		1,203,467
	3,010	GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4	11/10/39	5.560	[3]	3,017,958
GBP	230	MBNA Credit Card, Series 03C4	05/17/13	6.100		448,679
	245	Option One Trust	02/25/32	5.900	[3]	244,665
EUR	590	RBS Capital Trust, Series C	01/12/16[4]	4.243	[5]	730,537
	62	Residential Asset Securities Corp., Series 2003-KS6, Class A2	08/25/33	5.620	[3]	62,118
	90	Residential Asset Securities Corp., Series 2003-KS7, Class AIIB	09/25/33	5.640	[3]	89,541
	486	Residential Asset Securities Corp., Series 2003-RS4, Class AIIB	05/25/33	5.650	[3]	492,579
EUR	1,005	Residential Capital Corp.	05/17/12	5.125		1,308,399
	1,995	SLM Student Loan Trust, Series 2005-A, Class A1	06/15/18	5.400	[3]	1,994,887
	5	US Treasury Bonds	05/15/30	6.250		5,867
	11,125	US Treasury Inflation Index Bonds[6]	07/15/13	1.875		10,778,841
	4,397	US Treasury Inflation Index Bonds[6]	01/15/25	2.375		4,369,481
	5,046	US Treasury Inflation Index Bonds[6]	01/15/26	2.000		4,731,948
	180	US Treasury Stripped Principal Payment Bonds[7]	02/15/19	8.875	[8]	99,327
						66,986,362
Total long-term global debt securities (cost—$471,769,608)						475,286,936
Commercial paper[9]—1.28%
Banking—non-US—1.28%
Sweden—1.28%
USD	6,500	Svenska Handelsbanken (cost—$6,487,689)	02/14/07	5.245		6,487,689
Short-term US government obligations[9,10]—0.49%
	2,500	US Treasury Bills (cost—$2,468,908)	05/03/07	4.920		2,468,908
Repurchase agreement—1.15%
	5,855	Repurchase agreement dated 01/31/07 with State Street Bank & Trust Co., collateralized by $5,950,496 US Treasury Notes, 3.000% to 4.875% due 10/31/07 to 04/30/08; (value—$5,972,190); proceeds: $5,855,789 (cost—$5,855,000)	02/01/07	4.850		5,855,000

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Number of shares (000)		Interest rates	Value
Money market funds[11]—0.00%
0 [12]	DWS Money Market Series	5.183%	$110
9	UBS Private Money Market Fund LLC[13]	5.209	8,661
Total money market funds (cost—$8,771)			8,771
Total investments (cost—$486,589,976)—96.48%			490,107,304
Other assets in excess of liabilities—3.52%			17,888,614
Net assets—100.00%			$507,995,918

Note:  The Portfolio of investments is listed by the issuer's country of origin.

1  In local currency unless otherwise indicated.

2  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.53% of net assets as of January 31, 2007, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Floating rate security. The interest rate shown is the current rate as of January 31, 2007.

4  Perpetual bond security. The maturity date reflects the next call date.

5  Variable rate security. The interest rate shown is the current rate as of January 31, 2007, and resets at the next call date.

6  Principal amount for accrual purposes is adjusted based on changes in the Consumer Price Index.

7  Principal Only Security. This security entitles the holder to receive principal payments from an underlying pool of assets. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.

8  Annualized yield at date of purchase.

9  Interest rate shown is the discount rate at date of purchase.

10  Entire amount delivered to broker as collateral for futures transactions.

11  Interest rates shown reflect yield at January 31, 2007.

12  Amount represents less than 500 shares.

13  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2007.

Security description	Value at 07/31/06	Purchases during the six months ended 01/31/07	Sales during the six months ended 01/31/07	Value at 01/31/07	Net income earned from affiliate for the six months ended 01/31/07
UBS Private Money Market Fund LLC	$—	$12,763,759	$12,755,098	$8,661	$163

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

MTN  Medium Term Note

USD  US Dollar

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Futures contracts

Number of contracts	Currency	Buy contracts	Expiration dates	Cost	Current value	Unrealized appreciation (depreciation)
462	AUD	Australia Bond 10 Year Futures	March 2007	$36,284,989	$35,993,094	$(291,895)
74	CAD	Canada Bond 10 Year Futures	March 2007	7,191,326	7,114,271	(77,055)
217	EUR	Euro Bond 2 Year Futures	March 2007	29,345,246	29,152,583	(192,663)
36	EUR	Euro Bond 10 Year Futures	March 2007	5,473,478	5,385,667	(87,811)
29	GBP	United Kingdom Long Gilt 10 Year Futures	March 2007	6,218,185	6,031,804	(186,381)
2	JPY	Japan Bond 10 Year Futures	March 2007	2,229,034	2,224,041	(4,993)
28	USD	US Treasury Note 2 Year Futures	March 2007	5,720,361	5,700,625	(19,736)
36	USD	US Treasury Note 10 Year Futures	March 2007	3,881,339	3,843,000	(38,339)
884				96,343,958	95,445,085	(898,873)
		Sale contracts		Proceeds
150	EUR	Euro Bond 5 Year Futures	March 2007	21,243,834	21,132,965	110,869
47	GBP	United Kingdom Long Gilt 10 Year Futures	March 2007	9,824,702	9,808,648	16,054
10	JPY	Japan Bond 10 Year Futures	March 2007	11,138,875	11,142,313	(3,438)
113	USD	US Treasury Bond 20 Year Futures	March 2007	12,816,826	12,444,125	372,701
114	USD	US Treasury Note 5 Year Futures	March 2007	12,027,261	11,916,563	110,698
63	USD	US Treasury Note 10 Year Futures	March 2007	6,847,630	6,725,250	122,380
497				73,899,128	73,169,864	729,264
						$(169,609)

Currency type abbreviations:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Great Britain Pound
JPY	Japanese Yen
USD	US Dollar

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Forward foreign currency contracts

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Australian Dollar	6,280,000	CAD	5,432,326	02/28/07	$(126,601)
Australian Dollar	1,260,000	CAD	1,089,610	02/28/07	(25,535)
Australian Dollar	1,660,000	CAD	1,435,684	02/28/07	(33,570)
Australian Dollar	2,099,009	EUR	1,260,000	02/28/07	7,793
Australian Dollar	48,025,135	EUR	28,400,485	03/14/07	(83,129)
Australian Dollar	6,360,000	NZD	7,377,282	02/28/07	69,725
Australian Dollar	200,000	NZD	231,900	02/28/07	2,162
Australian Dollar	2,160,000	NZD	2,504,542	02/28/07	23,353
Australian Dollar	2,670,000	USD	2,058,987	02/28/07	(12,880)
Australian Dollar	1,400,000	USD	1,091,283	02/28/07	4,911
Australian Dollar	1,250,000	USD	975,628	02/28/07	5,653
Australian Dollar	1,071,550	USD	829,149	03/14/07	(2,047)
Australian Dollar	3,853,221	USD	3,036,338	03/14/07	47,412
Australian Dollar	214,225	USD	165,416	03/14/07	(757)
Canadian Dollar	202,670	AUD	220,000	02/28/07	(823)
Canadian Dollar	1,953,634	AUD	2,240,000	02/28/07	38,358
Canadian Dollar	2,249,448	AUD	2,580,000	02/28/07	44,486
Canadian Dollar	10,731,976	AUD	12,040,000	02/28/07	107,864
Canadian Dollar	4,542,740	EUR	3,100,000	02/28/07	91,142
Canadian Dollar	2,139,776	EUR	1,460,000	02/28/07	42,801
Canadian Dollar	469,040	EUR	320,000	02/28/07	9,361
Canadian Dollar	8,050,811	GBP	3,597,565	03/14/07	108,935
Canadian Dollar	1,820,772	NZD	2,420,000	02/28/07	58,092
Canadian Dollar	1,478,343	USD	1,300,000	02/28/07	42,735
Canadian Dollar	920,427	USD	810,000	02/28/07	27,217
Canadian Dollar	2,812,167	USD	2,480,000	02/28/07	88,377
Canadian Dollar	12,395,694	USD	10,896,524	02/28/07	354,534
Canadian Dollar	8,227,774	USD	7,220,513	03/14/07	220,223
Danish Krone	80,563,826	GBP	7,271,103	03/14/07	88,661
Danish Krone	30,376,622	GBP	2,739,308	03/14/07	31,206
Danish Krone	13,044,461	USD	2,246,566	02/28/07	(36,329)
Danish Krone	93,008,418	USD	16,599,753	03/14/07	313,520
Euro Dollar	2,480,000	AUD	4,171,112	02/28/07	76
Euro Dollar	5,950,285	AUD	9,800,000	03/14/07	(84,166)

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Forward foreign currency contracts—(continued)

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Euro Dollar	5,928,230	AUD	9,760,000	03/14/07	$(85,279)
Euro Dollar	4,140,000	CAD	6,300,873	02/28/07	(22,166)
Euro Dollar	19,716,719	CAD	29,831,396	03/14/07	(183,030)
Euro Dollar	4,140,000	CHF	6,537,681	02/28/07	(66,480)
Euro Dollar	5,800,000	CHF	9,183,472	02/28/07	(83,301)
Euro Dollar	5,920,000	CHF	9,506,040	02/28/07	(31,594)
Euro Dollar	20,460,000	CHF	32,725,378	02/28/07	(160,890)
Euro Dollar	1,400,000	CHF	2,229,864	02/28/07	(14,801)
Euro Dollar	3,980,000	CHF	6,430,486	05/23/07	4,254
Euro Dollar	31,794,510	DKK	237,152,028	03/14/07	3,901
Euro Dollar	18,042,994	GBP	12,169,910	02/28/07	181,269
Euro Dollar	720,000	GBP	487,175	02/28/07	8,745
Euro Dollar	11,600,000	GBP	7,837,995	02/28/07	130,147
Euro Dollar	8,140,000	GBP	5,512,048	02/28/07	103,054
Euro Dollar	2,880,000	GBP	1,955,837	02/28/07	41,990
Euro Dollar	9,351,082	GBP	6,321,331	03/14/07	103,756
Euro Dollar	1,654,737	JPY	252,347,338	03/14/07	(28,937)
Euro Dollar	3,980,000	NOK	32,858,643	02/28/07	38,624
Euro Dollar	4,440,000	NOK	36,453,618	02/28/07	26,824
Euro Dollar	2,580,000	NOK	21,210,199	02/28/07	17,808
Euro Dollar	18,963,279	NOK	154,873,102	03/14/07	47,779
Euro Dollar	3,460,000	NZD	6,692,367	02/28/07	44,020
Euro Dollar	2,080,000	SEK	19,058,208	02/28/07	16,144
Euro Dollar	2,920,000	SEK	26,345,283	02/28/07	(6,846)
Euro Dollar	13,560,000	SEK	122,534,059	02/28/07	(18,037)
Euro Dollar	6,940,000	SEK	62,577,679	02/28/07	(18,973)
Euro Dollar	17,594,609	SEK	158,753,119	03/14/07	(38,660)
Euro Dollar	2,840,000	USD	3,790,335	02/28/07	83,967
Euro Dollar	4,463,494	USD	5,803,044	02/28/07	(22,081)
Euro Dollar	13,380,000	USD	17,556,688	02/28/07	94,994
Euro Dollar	1,570,000	USD	2,034,610	02/28/07	(14,333)
Euro Dollar	9,096,806	USD	11,964,750	02/28/07	92,878
Euro Dollar	1,330,000	USD	1,727,923	02/28/07	(7,806)
Euro Dollar	11,124,032	USD	14,357,379	02/28/07	(160,143)
Euro Dollar	3,011,486	USD	4,021,671	03/14/07	89,138

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Forward foreign currency contracts—(continued)

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Great Britain Pound	19,544,742	AUD	48,960,946	03/14/07	$(208,920)
Great Britain Pound	200,000	CAD	462,037	03/14/07	98
Great Britain Pound	3,380,000	CHF	7,903,961	02/28/07	(134,604)
Great Britain Pound	380,000	CHF	887,308	02/28/07	(15,658)
Great Britain Pound	3,302,767	EUR	4,860,000	02/28/07	(73,110)
Great Britain Pound	6,277,410	EUR	9,320,000	02/28/07	(84,907)
Great Britain Pound	10,142,126	EUR	15,000,000	02/28/07	(174,961)
Great Britain Pound	4,981,632	EUR	7,380,000	02/28/07	(77,933)
Great Britain Pound	6,074,285	EUR	8,960,000	02/28/07	(120,281)
Great Britain Pound	4,396,860	EUR	6,500,000	03/14/07	(74,931)
Great Britain Pound	8,733,711	JPY	1,970,892,926	03/14/07	(366,617)
Great Britain Pound	3,102,789	NZD	8,988,792	03/14/07	41,151
Great Britain Pound	2,043,244	USD	3,954,219	02/28/07	(60,057)
Great Britain Pound	180,000	USD	350,833	02/28/07	(2,806)
Great Britain Pound	41,000	USD	80,610	02/28/07	59
Great Britain Pound	1,246,155	USD	2,396,384	02/28/07	(51,884)
Great Britain Pound	234,809	USD	462,436	03/14/07	1,141
Japanese Yen	883,582,806	AUD	9,872,434	03/14/07	147,301
Japanese Yen	1,784,895,324	GBP	7,563,116	03/14/07	(8,217)
Japanese Yen	414,962,390	USD	3,540,000	02/28/07	88,351
Japanese Yen	966,483,730	USD	8,210,000	02/28/07	170,808
Japanese Yen	1,317,545,661	USD	11,103,291	02/28/07	143,973
Japanese Yen	2,206,309,041	USD	18,901,881	02/28/07	549,847
Japanese Yen	2,409,655,434	USD	20,636,177	02/28/07	592,712
Japanese Yen	744,896,286	USD	6,219,779	03/14/07	12,133
Japanese Yen	1,024,827,090	USD	8,561,630	03/14/07	21,160
Mexican Peso	36,725,949	USD	3,366,265	02/28/07	33,284
Mexican Peso	12,375,055	USD	1,133,776	02/28/07	10,706
New Zealand Dollar	4,723,499	AUD	4,180,000	02/28/07	(2,802)
New Zealand Dollar	4,625,913	AUD	4,080,000	02/28/07	(8,037)
New Zealand Dollar	100,000	CAD	77,691	02/28/07	(1,358)
New Zealand Dollar	460,000	CAD	357,455	02/28/07	(6,213)
New Zealand Dollar	3,960,000	CAD	3,077,356	02/28/07	(53,425)
New Zealand Dollar	680,000	USD	467,004	02/28/07	(755)
New Zealand Dollar	530,000	USD	365,191	02/28/07	615

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Forward foreign currency contracts—(continued)

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
New Zealand Dollar	1,070,000	USD	734,860	02/28/07	$(1,172)
New Zealand Dollar	9,942,449	USD	6,565,148	02/28/07	(274,063)
New Zealand Dollar	3,989,400	USD	2,655,749	03/14/07	(86,116)
Norwegian Krone	24,743,137	EUR	2,960,000	02/28/07	(53,235)
Norwegian Krone	60,626,005	EUR	7,280,000	02/28/07	(112,580)
Norwegian Krone	6,964,608	EUR	840,000	02/28/07	(10,527)
Norwegian Krone	36,600,020	EUR	4,460,000	02/28/07	(25,517)
Norwegian Krone	95,521,300	EUR	11,500,000	03/14/07	(157,447)
Norwegian Krone	12,933,917	GBP	1,071,949	03/14/07	14,938
Norwegian Krone	20,013,323	USD	3,275,717	03/14/07	63,383
Singapore Dollar	554,853	USD	357,859	02/28/07	(3,958)
Swedish Krona	49,454,749	EUR	5,460,000	02/28/07	(1,083)
Swedish Krona	41,072,696	EUR	4,540,000	02/28/07	2,632
Swedish Krona	17,401,392	NOK	15,660,000	02/28/07	2,127
Swedish Krona	8,215,920	USD	1,200,000	02/28/07	15,860
Swedish Krona	71,131,902	USD	10,192,065	02/28/07	(60,000)
Swedish Krona	62,668,453	USD	9,284,215	03/14/07	244,935
Swiss Franc	3,005,268	EUR	1,900,000	02/28/07	28,542
Swiss Franc	24,420,147	EUR	15,280,000	02/28/07	128,185
Swiss Franc	20,220,648	EUR	12,680,000	02/28/07	124,204
Swiss Franc	8,441,903	GBP	3,560,000	02/28/07	94,608
Swiss Franc	521,378	GBP	220,000	02/28/07	5,973
Swiss Franc	3,643,595	USD	3,040,000	02/28/07	102,919
Swiss Franc	2,920,495	USD	2,440,000	02/28/07	85,806
Swiss Franc	16,948,849	USD	13,790,764	02/28/07	128,397
Thai Baht	110,000,000	USD	3,001,056	06/14/07	(132,716)
Thai Baht	80,000,000	USD	2,169,786	06/14/07	(109,321)
United States Dollar	15,806	AUD	20,000	02/28/07	(286)
United States Dollar	110,960	AUD	140,000	02/28/07	(2,323)
United States Dollar	5,342,917	AUD	6,991,563	02/28/07	82,396
United States Dollar	1,080,000	CAD	1,213,726	02/28/07	(47,780)
United States Dollar	4,640,000	CAD	5,300,830	02/28/07	(131,878)
United States Dollar	6,344,378	CAD	7,289,524	02/28/07	(144,959)
United States Dollar	3,143,551	CAD	3,709,391	03/14/07	12,443
United States Dollar	8,577,704	CAD	10,051,353	03/14/07	(25,891)

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Forward foreign currency contracts—(continued)

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
United States Dollar	2,350,000	CHF	2,802,490	02/28/07	$(90,930)
United States Dollar	5,710,000	CHF	6,804,221	02/28/07	(225,158)
United States Dollar	226,609	DKK	1,309,800	02/28/07	2,617
United States Dollar	14,937,788	EUR	11,506,973	02/28/07	79,494
United States Dollar	3,223,795	EUR	2,475,557	02/28/07	6,953
United States Dollar	22,012,845	EUR	16,810,000	02/28/07	(74,798)
United States Dollar	29,214,791	EUR	22,325,649	02/28/07	(78,494)
United States Dollar	32,086,080	EUR	24,881,996	02/28/07	386,401
United States Dollar	7,821,211	EUR	6,006,135	03/14/07	21,868
United States Dollar	1,290,000	EUR	967,876	03/14/07	(26,104)
United States Dollar	14,582,405	EUR	10,932,977	03/14/07	(305,636)
United States Dollar	2,766,857	GBP	1,410,000	02/28/07	3,311
United States Dollar	17,186,873	GBP	9,009,689	02/28/07	514,087
United States Dollar	8,840,200	GBP	4,508,887	03/14/07	17,733
United States Dollar	292,848	GBP	150,000	05/23/07	1,694
United States Dollar	270,045	HUF	54,951,550	02/28/07	9,687
United States Dollar	400,601	INR	18,000,000	06/14/07	1,365
United States Dollar	2,157,473	INR	97,000,000	06/14/07	8,677
United States Dollar	5,790,000	JPY	666,660,816	02/28/07	(244,729)
United States Dollar	1,630,000	JPY	187,824,350	02/28/07	(67,681)
United States Dollar	11,050,000	JPY	1,273,442,660	02/28/07	(457,530)
United States Dollar	6,653,487	JPY	779,444,797	02/28/07	(170,081)
United States Dollar	5,330,000	JPY	613,365,650	02/28/07	(228,037)
United States Dollar	580,000	JPY	65,961,660	02/28/07	(31,332)
United States Dollar	35,830,267	JPY	4,183,846,553	02/28/07	(1,029,116)
United States Dollar	97,811	JPY	11,835,093	03/14/07	818
United States Dollar	18,228,182	JPY	2,079,835,569	03/14/07	(895,724)
United States Dollar	5,766,409	KRW	5,386,691,145	02/28/07	(42,129)
United States Dollar	4,867,496	KRW	4,500,000,000	06/14/07	(75,774)
United States Dollar	1,343,405	MXN	14,663,136	02/28/07	(12,686)
United States Dollar	4,993,838	MYR	18,000,000	06/14/07	182,090
United States Dollar	5,097,403	NOK	32,668,749	02/28/07	143,516
United States Dollar	34,481	NZD	50,000	02/28/07	(87)
United States Dollar	1,661,901	NZD	2,480,000	02/28/07	44,041
United States Dollar	247,889	NZD	370,000	02/28/07	6,626

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2007 (unaudited)

Forward foreign currency contracts—(concluded)

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
United States Dollar	2,481,467	NZD	3,650,000	02/28/07	$29,295
United States Dollar	499,584	PLN	1,481,417	02/28/07	(4,491)
United States Dollar	480,000	SEK	3,372,672	02/28/07	6,095
United States Dollar	6,116,483	SEK	42,996,598	02/28/07	80,510
United States Dollar	983,986	SGD	1,525,650	02/28/07	10,882
United States Dollar	1,560,000	SGD	2,387,541	02/28/07	(3,098)
United States Dollar	1,530,000	SGD	2,344,878	02/28/07	(918)
United States Dollar	2,952,228	THB	110,000,000	06/14/07	181,545
United States Dollar	2,141,328	THB	80,000,000	06/14/07	137,779
United States Dollar	1,122,856	ZAR	8,211,220	02/28/07	10,766
					$(545,629)

Currency type abbreviations:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	Great Britain Pound
HUF	Hungarian Forint
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
NOK	Norwegian Krone
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
USD	US Dollar
ZAR	South African Rand

Investments by type of issuer

	Percentage of total investments
	Long-term	Short-term
Government and other public issuers	67.80%	0.50%
Repurchase agreement	—	1.19
Banks and other financial institutions	24.08	1.32
Industrial	5.11	—
Money market funds	—	0.00 *
	96.99%	3.01%

*  Weighting represents less than 0.005% of total investments as of January 31, 2007.

See accompanying notes to financial statements

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Performance

For the six months ended January 31, 2007, the Portfolio's Class P shares returned 6.12% (before deduction of the maximum UBS PACE Select program fee; 5.33% after deduction of the maximum UBS PACE Select program fee). In comparison, the Merrill Lynch Global High Yield Index (hedged in USD) (the "Index") returned 8.29%, and the median return of the Lipper High Current Yield Funds category was 7.63%. (Returns for all share classes over various time periods are also shown in the "Performance at a glance" table on page 87. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

Market review

While other six-month periods in the high yield market have produced greater absolute returns, no other time frame in our memory has been so steadily strong. January 31, 2007 marked the seventh month in a row of high yield market returns between 1.0% and 1.6%. As one might expect in such a strong market, CCC-rated and other risky bonds significantly outperformed the rest of the high yield market. The most important gainers were in the large auto-related sectors, where a positive shift in market sentiment toward General Motors (GM) and Ford produced strong results. Another important contributor to market returns was cable company Charter Communications. Like GM and Ford, Charter was viewed as a bankruptcy candidate six months ago, and is now seen as a survivor. Despite a much smaller market capitalization than the big auto companies, the larger rally in Charter's bonds nevertheless had a significant market impact.

Beyond these names, market impact gets much more diffuse. However, gains in telecom, forest products and residential builders added to the high yield market's strong performance. Aside from a few small auto parts and health care issuers, there were no noteworthy losers in the market. Record low default rates dramatically lowered the benefits of being cautious during the period.

Advisor's comments

Due to the fact that the Portfolio increased substantially in size during the period, transaction costs, both actual and the opportunity cost of cash balances, were the most significant reason for trailing the Index during the period. (Opportunity cost is the difference in return between a chosen investment and one that, for some reason, is passed up.) Additionally, our strategic underweight in the riskiest sectors of the market detracted from results. Although these sectors add extra return during bull markets, it is our experience that the riskiest bonds bear an even greater percentage of market losses in a downturn. That said, however, we

UBS PACE Select Advisors Trust – UBS PACE High Yield Investments

Investment Advisor:

MacKay Shields LLC ("MacKay Shields")

Portfolio Managers:

Team

Objective:

Total return

Investment process:

MacKay Shields attempts to deliver attractive risk-adjusted returns by avoiding most of the unusually large losses in the high yield market, even if it means giving up much of the large gains. MacKay Shields believes that there is a very small subset of bonds that delivers outsized gains in the market. Due to the limited upside inherent in most bonds, over time, outsized gains are expected to be smaller than unusually large losses. By attempting to limit the Portfolio's participation in the extremes of the market, MacKay Shields strives to add value over a market cycle and with lower volatility. MacKay Shields does this through a rigorous process that attempts to screen out what it believes to be the riskiest issuers in the market.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Advisor's comments – concluded

do believe that opportunistic investments in select riskier positions occasionally offer attractive risk-adjusted returns, even at this point in the economic cycle. In this category, the Portfolio's investments in General Motors, Ford and Charter Communications were particularly helpful to Portfolio returns during the period. While there were no significant losses, the biggest drags on performance relative to the market were in our defensive sectors, where we were overweight such sectors as energy and gaming.

We believe that monetary policy is the single biggest driver of financial markets. We also believe that current monetary conditions are still accommodative, and that the high yield market should remain reasonably strong until central banks tighten monetary policy further, which does not, in our opinion, seem imminent. Nevertheless, despite our optimistic outlook, near record-low high yield debt spreads—particularly for the riskiest bonds—cause us to remain underweight in the riskiest sectors of the market versus the Index. It is important to remember that bond prices generally can't increase much beyond par (face value). Given the high yield market's continued rally and future upside potential, we believe our relatively conservative positioning is appropriate.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The fund seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds"). These securities are subject to higher risks than investment grade securities, including greater price volatility and a greater risk of loss of principal and non-payment of interest. Issuers of such securities are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Performance at a glance (unaudited)

Total returns for periods ended 01/31/07		6 months	Since inception°
Before deducting maximum sales charge or UBS PACE Select	Class A*	5.94%	6.10%
program fee	Class P**	6.12%	6.72%
After deducting maximum sales charge or UBS PACE Select	Class A*	1.19%	1.31%
program fee	Class P**	5.33%	5.43%
Merrill Lynch Global High Yield Index (hedged in USD)		8.29%	9.94%
Lipper High Current Yield Funds median		7.63%	8.35%

Total returns for periods ended December 31, 2006, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—since inception, 0.85%; Class P—since inception, 5.07%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2006 prospectuses were as follows: Class A—2.04% and 1.35%; Class B—2.79% and 2.10%; Class C—2.54% and 1.85%; Class Y—1.79% and 1.10%; and Class P—1.90% and 1.10%. The Portfolio commenced operations on April 3, 2006. These gross ratios are estimates for the Portfolio's first fiscal year and are based on assets as of October 2006. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") has entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through December 1, 2007 (excluding interest expense, if any) would not exceed the following: Class A—1.35%; Class B—2.10%; Class C—1.85%; Class Y—1.10%; and Class P—1.10%. The Portfolio has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

°  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P shares and May 1, 2006 for Class A shares. The Class Y shares commenced issuance on April 3, 2006 and had been totally redeemed by July 24, 2006. Since inception returns for the Index and Lipper median are shown as of March 31, 2006, which is the nearest month-end of the inception date of the oldest share class (Class P).

*  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

**  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Merrill Lynch Global High Yield Index (hedged in USD): U.S. dollar, Canadian dollar, sterling and euro-denominated fixed rate debt of corporate issuers domiciled in an investment grade rated country (i.e., BBB or higher foreign currency long-term debt rating). Individual bonds must be rated below investment grade (i.e., BB or lower based on a composite of Moody's and S&P) but not in default; must have at least one year remaining term to maturity; a minimum face value outstanding of $100 million, C$50 million, 50 million pounds sterling, or 50 million euros; and have available price quotations. New issues qualify for inclusion after they settle.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio statistics (unaudited)

Characteristics	01/31/07
Weighted average duration	3.9	yrs.
Weighted average maturity	7.2	yrs.
Average coupon	7.39%
Net assets (mm)	$44.6
Number of holdings	161
Portfolio composition*	01/31/07
Long-term debt securities	90.5%
Forward foreign currency contracts	0.0	**
Cash equivalents and other assets less liabilities	9.5
Total	100.0%
Quality diversification*	01/31/07
BB & higher	32.7%
B	51.2
CCC & lower	4.7
Not rated	1.9
Cash equivalents and other assets less liabilities	9.5
Total	100.0%
Asset allocation*	01/31/07
Corporate bonds	90.5%
Forward foreign currency contracts	0.0	**
Cash equivalents and other assets less liabilities	9.5
Total	100.0%

*  Weightings represent percentages of the Portfolio's net assets as of January 31, 2007. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

**  Weighting represents less than 0.05% of net assets as of January 31, 2007.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)1			Maturity dates	Interest rates		Value
Corporate bonds—90.54%
Aerospace & defense—3.74%
	$340	Alliant Techsystems, Inc.	04/01/16	6.750%		$339,150
	425	DRS Technologies, Inc.	11/01/13	6.875		420,750
	340	Hexcel Corp.	02/01/15	6.750		332,350
EUR	30	MTU Aero Engines Investment	04/01/14	8.250		43,499
	500	Sequa Corp.	08/01/09	9.000		530,000
						1,665,749
Airlines—1.61%
	501	American Airlines, Inc., Series 2001-1, Class B2	05/23/19	7.377		496,197
	222	Continental Airlines, Inc.	06/15/11	7.033		221,954
						718,151
Apparel/textiles—0.75%
	125	Phillips Van Heusen	02/15/11	7.250		127,500
	195	Phillips Van Heusen	05/01/13	8.125		204,750
						332,250
Auto & truck—4.38%
	1,245	Ford Motor Co.	07/16/31	7.450		1,010,006
	1,000	General Motors[2]	07/15/33	8.375		941,250
						1,951,256
Automotive—3.39%
	330	Ashtead Holdings PLC[3]	08/01/15	8.625		343,200
	230	Avis Budget Car Rental[3]	05/15/14	7.625		228,275
EUR	125	Europcar Groupe SA	05/15/13	7.087	[4]	167,399
	250	Hertz Corp.	01/01/14	8.875		265,625
	135	Hertz Corp.	01/01/16	10.500		151,875
	360	United Rentals North America, Inc.	02/15/12	6.500		354,600
						1,510,974
Automotive parts—0.18%
	90	J.B. Poindexter & Co.	03/15/14	8.750		78,750
Beverages—1.44%
	185	Constellation Brands, Inc.	09/01/16	7.250		189,162
	305	Constellation Brands, Inc., Series B	01/15/12	8.125		317,200
EUR	100	Remy Cointreau SA	07/01/10	6.500		134,408
						640,770
Building materials—0.40%
	160	Interface, Inc.	02/01/10	10.375		176,800
Building products—2.14%
	140	Ainsworth Lumber	03/15/14	6.750		106,400
	165	K. Hovnanian Enterprises	05/15/13	7.750		164,175
	100	K. Hovnanian Enterprises	01/15/14	6.500		96,000
	210	Nortek, Inc.	09/01/14	8.500		208,425
	200	Standard Pacific Corp.	04/15/12	9.250		205,500
	175	US Concrete, Inc.	04/01/14	8.375		174,562
						955,062

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)1			Maturity dates	Interest rates	Value
Corporate bonds—(continued)
Building products—cement—0.47%
	$207	Texas Industries, Inc.	07/15/13	7.250%	$211,658
Cable—3.12%
	455	CCH II LLC/CCH II Capital	10/01/13	10.250	486,850
EUR	100	Central Euro Media Enterprises	05/15/12	8.250	142,391
	100	Charter Communications Operating LLC[3]	04/30/12	8.000	103,875
	115	Charter Communications Operating LLC[3]	04/30/14	8.375	119,600
	225	DIRECTV Holdings Finance	03/15/13	8.375	235,406
	305	EchoStar DBS Corp.	10/01/11	6.375	302,331
					1,390,453
Chemicals—6.10%
	270	Chemtura Corp.	06/01/16	6.875	261,900
EUR	100	Degussa AG	12/10/13	5.125	128,875
	100	Huntsman LLC	10/15/10	11.625	109,000
	175	Huntsman LLC	07/15/12	11.500	198,625
	300	Innophos, Inc.	08/15/14	8.875	309,750
	215	Lyondell Chemical Co.	07/15/12	11.125	231,394
	115	Lyondell Chemical Co.	06/01/13	10.500	126,931
	230	Lyondell Chemical Co.	09/15/14	8.000	239,200
	265	Mosaic Co.[3]	12/01/14	7.375	268,313
	305	Nalco Co.	11/15/11	7.750	311,100
	125	Nova Chemicals Corp.	01/15/12	6.500	118,125
	200	OM Group, Inc.	12/15/11	9.250	207,750
EUR	50	Rockwood Specialties Group	11/15/14	7.625	69,811
EUR	100	SGL Carbon Luxembourg SA	02/01/12	8.500	139,784
					2,720,558
Commercial services—2.97%
	105	Aramark Corp.[3]	02/01/15	8.500	107,494
	440	Iron Mountain, Inc.	01/15/15	7.750	448,800
	360	Lamar Media Corp.	01/01/13	7.250	364,500
	155	Lamar Media Corp.	08/15/15	6.625	152,675
	230	RH Donnelley, Inc.	12/15/12	10.875	250,125
					1,323,594
Communications equipment—1.44%
	200	American Tower Corp.	05/01/12	7.500	206,750
	420	American Tower Corp.	10/15/12	7.125	434,175
					640,925
Computer software & services—1.16%
	385	Sungard Data Systems, Inc.	08/15/13	9.125	405,212
	105	Sungard Data Systems, Inc.	08/15/15	10.250	112,875
					518,087
Consumer products—0.52%
	220	Scotts Co.	11/15/13	6.625	230,586
Containers & packaging—2.34%
	305	Ball Corp.	12/15/12	6.875	310,337

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)1			Maturity dates	Interest rates	Value
Corporate bonds—(continued)
Containers & packaging—(concluded)
	$295	Crown Americas	11/15/13	7.625%	$302,375
EUR	50	Crown Euro Holdings SA	09/01/11	6.250	67,774
	280	Owens-Brockway Glass Container, Inc.	11/15/12	8.750	296,100
EUR	50	Owens-Brockway Glass Container, Inc.	12/01/14	6.750	66,797
					1,043,383
Electric utilities—2.68%
	355	Edison Mission Energy	06/15/13	7.500	368,312
	200	Midwest Generation LLC	05/01/34	8.750	216,000
	295	MSW Energy Holdings Finance	09/01/10	8.500	310,488
EUR	50	Ray Acquisition SCA	03/15/15	9.375	73,639
	226	Tenaska Alabama Partners[3]	06/30/21	7.000	226,252
					1,194,691
Electronics—0.87%
	400	L-3 Communications Corp., Series B	10/15/15	6.375	387,500
Energy—1.45%
	155	Alpha Natural Resources	06/01/12	10.000	167,787
	285	Foundation PA Coal Co.	08/01/14	7.250	289,275
	205	Massey Energy Co.	12/15/13	6.875	189,625
					646,687
Energy-independent—0.96%
	425	NRG Energy, Inc.	02/01/14	7.250	426,062
Finance-captive automotive—3.04%
	950	Ford Motor Credit Co.	10/01/13	7.000	906,256
	400	General Motors Acceptance Corp.	11/01/31	8.000	450,244
					1,356,500
Finance-diversified—0.71%
EUR	25	Ardagh Glass Finance BV	07/01/13	8.875	32,258
	270	UCAR Finance, Inc.	02/15/12	10.250	283,500
					315,758
Finance-other—1.37%
	255	American Real Estate Partners Finance	02/15/13	7.125	252,450
	365	Arch Western Finance	07/01/13	6.750	360,437
					612,887
Food—0.51%
	230	Smithfield Foods, Inc.	08/01/11	7.000	229,713
Gaming—5.53%
	145	American Casino & Entertainment Properties LLC	02/01/12	7.850	148,081
	230	Harrah's Operating Co., Inc.	06/01/16	6.500	209,426
	200	Isle of Capri Casinos	03/01/14	7.000	197,500
	305	Mandalay Resort Group	02/15/10	9.375	325,206
	265	Mandalay Resort Group	12/15/11	6.375	265,331
	195	MGM Mirage, Inc.	10/01/09	6.000	194,269
	320	Mohegan Tribal Gaming	02/15/13	6.125	316,400

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)1			Maturity dates	Interest rates		Value
Corporate bonds—(continued)
Gaming—(concluded)
	$165	River Rock Entertainment	11/01/11	9.750%		$176,138
	290	Station Casinos	04/01/12	6.000		274,412
	360	Wynn Las Vegas LLC Corp.	12/01/14	6.625		356,400
						2,463,163
Gas utilities—0.16%
EUR	50	Aker Kvaerner ASA	06/15/11	8.375		71,277
Health care providers & services—1.28%
	635	HCA, Inc.	02/15/16	6.500		534,987
	35	HCA, Inc.[3]	11/15/16	9.250		37,188
						572,175
Hotels, restaurants & leisure—0.42%
EUR	150	TUI AG	12/10/12	5.125		188,415
Industrial products & services—1.40%
	645	Allied Waste North America, Series B	02/15/11	5.750		625,650
Machinery—0.98%
	430	Terex Corp.	01/15/14	7.375		438,600
Machinery-agriculture & construction—1.29%
	115	Case Corp.	01/15/16	7.250		117,731
	245	Case New Holland, Inc.	06/01/09	6.000		245,000
	200	Case New Holland, Inc.	08/01/11	9.250		212,000
						574,731
Manufacturing-diversified—0.81%
	145	Koppers Holdings, Inc.	11/15/14	9.875	[5]	117,813
	225	Koppers, Inc.	10/15/13	9.875		244,125
						361,938
Media—0.29%
EUR	30	EMI Group PLC	10/15/13	8.625		42,936
EUR	60	Lighthouse International Co. SA	04/30/14	8.000		85,239
						128,175
Medical products—0.16%
EUR	50	Fresenius Medical Capital Trust IV	06/15/11	7.375		70,707
Metals—3.86%
	450	California Steel Industries	03/15/14	6.125		426,375
	375	Century Aluminum Co.	08/15/14	7.500		380,625
	217	Mueller Group, Inc.	05/01/12	10.000		234,360
	425	Novelis, Inc.	02/15/15	7.250		435,625
	185	RathGibson, Inc.	02/15/14	11.250		196,100
	50	Ryerson, Inc.	12/15/11	8.250		49,625
						1,722,710
Oil & gas—3.81%
	240	Compton Petroleum Finance Corp.	12/01/13	7.625		229,200
	205	Denbury Resources, Inc.	12/15/15	7.500		205,000

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—January 31, 2007 (unaudited)

	Principal amount (000)1		Maturity dates	Interest rates	Value
	Corporate bonds—(continued)
	Oil & gas—(concluded)
	$395	El Paso Production Holdings	06/01/13	7.750%	$408,825
	235	Forest Oil Corp.	12/15/11	8.000	243,812
	100	Pacific Energy Partners	09/15/15	6.250	100,058
	280	SemGroup LP3	11/15/15	8.750	280,700
	225	Swift Energy Co.	07/15/11	7.625	228,938
					1,696,533
	Oil equipment—5.25%
	325	Dynegy Holdings, Inc.	02/15/12	8.750	344,500
	170	Grant Prideco, Inc.	08/15/15	6.125	162,775
	275	Markwest Energy Partners[3]	07/15/16	8.500	283,937
	250	Range Resources Corp.	07/15/13	7.375	253,750
	265	Sonat, Inc.	07/15/11	7.625	276,925
	190	Targa Resources, Inc.[3]	11/01/13	8.500	190,475
	280	Universal Compression, Inc.	05/15/10	7.250	281,400
	280	Williams Cos., Inc.[3]	10/01/10	6.375	281,400
	255	Williams Cos., Inc.	09/01/11	7.125	264,563
					2,339,725
	Oil refining—1.69%
	365	Frontier Oil Corp.	10/01/11	6.625	360,438
	390	Tesoro Corp.	11/01/12	6.250	391,462
					751,900
	Oil services—5.56%
	300	Basic Energy Services	04/15/16	7.125	291,000
	200	Chesapeake Energy Corp.	09/15/13	7.500	205,000
	515	Chesapeake Energy Corp.	06/15/15	6.375	499,550
EUR	100	Chesapeake Energy Corp.	01/15/17	6.250	133,105
	250	Delta Petroleum Corp.	04/01/15	7.000	227,500
	180	Hilcorp Energy Co.[3]	06/01/16	9.000	190,800
	280	Hornbeck Offshore Services, Series B	12/01/14	6.125	265,104
	375	Houston Exploration Co.	06/15/13	7.000	377,813
	275	Williams Partners LP3	06/15/11	7.500	287,375
					2,477,247
	Paper & forest products—1.04%
	440	Georgia-Pacific Corp.	05/15/11	8.125	462,000
	Personal products—0.55%
	225	Nutro Products, Inc.[3]	04/15/14	10.750	246,375
	Real estate investment trust—0.17%
	75	Ventas Realty LP Capital Corp.	06/01/10	6.750	76,313
	Recycling—0.57%
	245	Aleris International, Inc.[3]	12/15/14	9.000	254,188
	Retail—1.56%
	355	Inergy LP	12/15/14	6.875	343,462

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)1			Maturity dates	Interest rates		Value
Corporate bonds—(concluded)
Retail—(concluded)
	$320	Neiman Marcus Group, Inc.	10/15/15	9.000%		$350,400
						693,862
Retail (food)—0.41%
	177	Domino's, Inc.	07/01/11	8.250		183,859
Special purpose entity—1.19%
	315	Idearc, Inc.[3]	11/15/16	8.000		320,119
	210	Regency Energy Partners[3]	12/15/13	8.375		210,525
						530,644
Steel—0.15%
	60	Ispat Inland ULC	04/01/14	9.750		66,928
Telecommunications—0.23%
GBP	50	NTL Cable PLC	04/15/14	9.750		103,638
Telecommunication services—2.49%
EUR	150	Nordic Telephone Co. Holdings	05/01/16	9.061	[4]	201,367
	150	Qwest Communications International	02/15/11	7.250		153,938
	225	Qwest Corp.	03/15/12	8.875		249,750
	290	Rogers Wireless, Inc.	12/15/12	8.000		305,225
	185	Ubiquitel Operating Co.	03/01/11	9.875		198,898
						1,109,178
Textile mill products—0.70%
	290	Invista[3]	05/01/12	9.250		310,300
Transportation services—1.01%
	232	Bristow Group, Inc.	06/15/13	6.125		218,660
	240	PHI, Inc.	04/15/13	7.125		229,500
						448,160
Water utilities—0.24%
EUR	75	Culligan Finance Corp. BV	10/01/14	8.000		105,327
Total corporate bonds (cost—$39,907,605)						40,352,522
Repurchase agreement—11.06%
	4,929	Repurchase agreement dated 01/31/07 with State Street Bank & Trust Co., collateralized by $5,009,393 US Treasury Notes, 3.000% to 4.875% due 10/31/07 to 04/30/08; (value—$5,027,656); proceeds: $4,929,664 (cost—$4,929,000)	02/01/07	4.850		4,929,000

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—January 31, 2007 (unaudited)

Number of shares (000)			Interest rates	Value
Investments of cash collateral from securities loaned—2.83%
Money market funds[6]—2.83%
0	[7]	AIM Prime Portfolio	5.194%	$42
$1,264		UBS Private Money Market Fund LLC[8]	5.209	1,263,519
Total money market funds and investments of cash collateral from securities loaned (cost—$1,263,561)				1,263,561
Total investments (cost—$46,100,166)—104.43%				46,545,083
Liabilities in excess of other assets—(4.43)%				(1,975,513)
Net assets—100.00%				$44,569,570

1  In US Dollars unless otherwise indicated.

2  Security, or portion thereof, was on loan at January 31, 2007.

3  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 9.63% of net assets as of January 31, 2007, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Floating rate security. The interest rate shown is the current rate as of January 31, 2007.

5  Denotes a step-up bond that converts to the noted fixed rate at a designated future date.

6  Interest rates shown reflect yield at January 31, 2007.

7  Amount represents less than 500 shares.

8  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2007.

Security description	Value at 07/31/06	Purchases during the six months ended 01/31/07	Sales during the six months ended 01/31/07	Value at 01/31/07	Net income earned from affiliate for the six months ended 01/31/07
UBS Private Money Market Fund LLC	$16,547	$7,970,306	$6,723,334	$1,263,519	$2,961

EUR  Euro

GBP  Great Britain Pound

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—January 31, 2007 (unaudited)

Forward foreign currency contracts

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Euro	1,400,000	USD	1,847,804	02/02/07	$22,944
Euro	3,000,000	USD	3,888,390	03/02/07	(27,124)
United States Dollar	1,812,160	EUR	1,400,000	02/02/07	12,700
					$8,520

Currency type abbreviations:

EUR	Eur	o
USD	US	Dollar

Issuer breakdown by country of origin

Percentage of total investments
United States	92.7%
Canada	2.7
United Kingdom	1.1
France	1.0
Germany	0.8
Luxembourg	0.5
Denmark	0.4
Bermuda	0.3
Netherlands	0.3
Norway	0.2
Total	100.0%

See accompanying notes to financial statements

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Performance

For the six months ended January 31, 2007, the Portfolio's Class P shares returned 11.51% (before the deduction of the maximum UBS PACE Select program fee; 10.68% after the deduction of the maximum UBS PACE Select program fee). In comparison, the Russell 1000 Value Index (the "Index") returned 13.43%, and the median return of the Lipper Large-Cap Value Funds category was 12.42%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 100. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

Market review

The majority of the gain in the Index during the reporting period appeared to stem from a rally that began in July, and which was concentrated in lower-quality securities. The rally occurred as investors priced in the potential for a near-term Federal Reserve Board (the "Fed") interest rate cut. In addition, liquidity flowed strongly into public markets over the last several months. This caused many companies' share prices to be boosted by strong fund flows and by accelerating mergers and acquisition activity among industry peers and from private equity funds. Investors' continued appetite for speculative securities and risky assets has not only contributed substantially to the US equity market's rise, but also to the gains in many markets around the world. After more than three years of relatively free-flowing liquidity, valuations for more speculative assets have reached lofty levels, while the demand for high-quality securities has decreased.

Advisors' comments

SSgA

Our portion of the Portfolio generated a solid gain during the reporting period, but it lagged the Index. Our investment process incorporates perspectives on valuation, quality and sentiment. These components offered mixed performance for this time period. Overall, price-to-earnings and our quality perspective were strong, while our estimate revision perspective, a proxy for earnings growth and cash flow factors, offered weak forecasting results.

UBS PACE Select Advisors Trust – UBS PACE Large Co Value Equity Investments

Investment Advisors:

SSgA Funds Management, Inc. ("SSgA"), Institutional Capital LLC ("ICAP") and Westwood Management Corporation ("Westwood")

Portfolio Managers:

SSgA: James M. Johnson and Team;

ICAP: Team;

Westwood: Susan M. Byrne

Objective:

Capital appreciation and dividend income

Investment process:

SSgA uses several independent valuation measures to identify investment opportunities within a large-cap value universe and combines factors to produce an overall rank. Comprehensive research determines the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA constructs the portion of the Portfolio it advises by selecting the highest-ranked stocks from the investable universe, and manages deviations from the benchmark to maximize the risk/reward trade-off. The resulting Portfolio has characteristics similar to the Russell 1000 Value Index. SSgA generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect performance relative to the Index.

ICAP uses its proprietary valuation model to identify large capitalization companies that it believes offer the best relative values because they sell below the price-to-earnings ratio warranted by their prospects. ICAP looks for companies where there is a catalyst for positive change with potential to produce stock appreciation of 15% or more relative to the market over the next 12 to 18 months.

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Advisors' comments – continued

Our shortfall relative to the Index was driven by stock selection decisions, and the biggest detractors were within the financials sector. In particular, overweights to W.R. Berkley, Washington Mutual and Capital One Financial hurt performance. In addition, underweights to Merrill Lynch and Morgan Stanley hurt relative performance as they realized strong double-digit returns on the back of solid earnings reports. The reports topped analyst expectations, as many had expected revenues to slow after the markets declined during the summer.

Stock selection in consumer discretionary and utilities helped relative performance and served to temper the losses experienced in the financials sector. Within consumer discretionary, Big Lots, Payless Shoesource, Inc. and Darden Restaurants helped performance. Strong earnings reports were the main driver of returns. Also during the period, Payless was raised to "positive" from "neutral" by a Wall Street analyst, and the company announced joint ventures with Walt Disney and Nike to develop licensed footwear collections. This could help to boost Payless's sales, which have stagnated in the last several years.

Within utilities, overweights to American Electric Power and Equitable Resources enhanced results. American Electric Power rose sharply during the period based on good earnings reports and a strong forecast by management for future profits.

ICAP

During the reporting period, our portion of the Portfolio generated strong absolute results, but slightly underperformed the Index. This was primarily due to stock selection in industrials and information technology, and an overweight position in health care. At the end of the reporting period, our largest sector weighting was in financials. Nevertheless, this exposure was still significantly less than that of the Index.

In the third quarter of 2006, we felt our previous focus on the energy sector had "played out," and we repositioned the portfolio with a market neutral weighting in energy versus the Index. Slowing growth in the US made it necessary to become more selective in the sector. We continue to believe that infrastructure growth in developing countries like China and India should provide long-term opportunities for a number of companies in this area. However, slowing growth makes the near-term environment somewhat more challenging for infrastructure-related stocks (that is, stocks tied to the basic facilities, services and installations needed for the functioning of these countries). We still have investments in energy companies in our portion of the Portfolio, but are no longer using low supply and high demand as a thematic catalyst for stock selection in this area.

Investment process (concluded)

ICAP also uses internally generated research to evaluate the financial condition and business prospects of every company it considers. ICAP monitors each stock purchased and sells the stock when its target price is achieved, the catalyst becomes inoperative, or ICAP identifies another stock with greater opportunity for appreciation.

Westwood maintains a list of securities that it believes have proven records and potential for above-average earnings growth. It considers purchasing a security on such list if Westwood's forecasted growth rates and earnings estimates exceed Wall Street expectations, or Westwood's forecasted price/earnings ratio is less than the forecasted growth rate. Westwood monitors the issuing companies and sells a stock if Westwood expects limited future price appreciation or if the projected price/earnings ratio exceeds the three-year growth rate.

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Advisors' comments – concluded

During the reporting period, our top-performing stocks were McDonald's, InterContinental Hotels, Hewlett Packard, Citigroup and Baxter. At the sector level, consumer discretionary was our best-performing sector, and significantly outperformed the Index.

Detractors from performance over the period included Marathon Oil, Halliburton, Motorola, Caterpillar and U.S. Steel. Of these names, only Motorola and Dominion Resources remained in our portion of the Portfolio at the end of the period.

We continue to apply our bottom-up approach to the equity selection process. Our focus is currently one of stock-specific catalysts. In particular, we are looking for catalysts such as management, new products, financial restructuring, problem fixing and pricing flexibility when selecting stocks for inclusion in our portion of the Portfolio.

Westwood

In our portion of the Portfolio, strong performance in the financial services and materials and processing sectors aided performance, but not enough to overcome the drag to performance created by our exposure to the industrial-related sectors.

Over the course of the reporting period, financial services companies climbed on optimism for a potential Fed rate cut, as well as from strong activity in the mergers and acquisitions arena. Top performers in this sector included Franklin Resources, BlackRock and Morgan Stanley, all of which benefited from strong fundamentals within the securities brokerage industries. Additionally, MasterCard, Inc. rose sharply on strong earnings and strength in transaction volumes. Within materials and processing, Phelps Dodge* jumped on news of an acquisition by Freeport-McMoRan Copper & Gold, Inc.

On the downside, our performance was hindered by exposure to the industrial-related sectors, such as energy, technology, producer durables, and autos and transportation, as investors priced in slower economic growth in 2007. Top detractors within these sectors included Caterpillar, Inc.,* which sold off on a disappointing earnings report, as well as energy firms Occidental Petroleum, Baker Hughes* and ConocoPhillips. These three companies were hurt by fears of falling refining margins and crude oil prices. Another detractor to performance was Motorola, which was negatively impacted by concerns that its fourth quarter 2006 sales would not be as robust as investors had hoped. Lastly, another top detractor to relative performance was our ownership of Bristol Myers in the health care sector. The company sold off after it was accused of impeding the sale of a generic substitute for its best-selling drug, and we subsequently sold it from our portion of the Portfolio. We continue to believe in the strength of the global industrial cycle, which is being fueled by emerging economies, and are finding values within those related industrial segments of the market.

*  Not held within this advisor's portion of the Portfolio as of January 31, 2007.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/07		6 months	1 year	5 years	10 years	Since inception°
Before deducting	Class A*	11.35%	15.00%	9.66%	N/A	7.76%
maximum sales charge	Class B**	10.88%	14.05%	8.75%	N/A	6.93%
or UBS PACE Select	Class C***	10.94%	14.11%	8.81%	N/A	6.96%
program fee	Class Y****	11.56%	15.42%	10.05%	N/A	7.90%
	Class P*****	11.51%	15.32%	9.94%	7.90%	10.39%
After deducting	Class A*	5.23%	8.68%	8.43%	N/A	6.78%
maximum sales charge	Class B**	5.95%	9.05%	8.46%	N/A	6.93%
or UBS PACE Select	Class C***	9.96%	13.11%	8.81%	N/A	6.96%
program fee	Class P*****	10.68%	13.60%	8.30%	6.30%	8.75%
Russell 1000 Value Index		13.43%	19.18%	11.32%	10.61%	12.70%
Lipper Large-Cap Value Funds median		12.42%	16.01%	8.42%	8.33%	10.39%

Average annual total returns for periods ended December 31, 2006, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 12.03%; 5-year period, 7.97%; since inception, 6.67%; Class B—1-year period, 12.56%; 5-year period, 8.00%; since inception, 6.83%; Class C—1-year period, 16.70%; 5-year period, 8.36%; since inception, 6.87%; Class Y—1-year period, 19.05%; 5-year period, 9.58%; since inception, 7.80%; Class P—1-year period, 17.19%; 5-year period, 7.85%; 10-year period, 6.55%; since inception, 8.72%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2006 prospectuses were as follows: Class A—1.27% and 1.14%; Class B—2.13% and 2.00%; Class C—2.06% and 1.93%; Class Y—0.90% and 0.77%; and Class P—0.99% and 0.86%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") has entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through December 1, 2007 (excluding interest expense, if any) would not exceed the following: Class A—1.27%; Class B—2.02%; Class C—2.02%; Class Y—1.02%; and Class P—1.02%. The Portfolio has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above. Additionally, UBS Global AM and the Portfolio have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees through December 1, 2007 to the extent necessary to reflect the lower overall fees paid to the Portfolio's investment advisors as a result of the lower sub-advisory fee paid by UBS Global AM to SSgA Funds Management, Inc. Finally, the Portfolio and UBS Global AM have also entered into an additional fee waiver agreement pursuant to which UBS Global AM has agreed to permanently reduce its management fee based on the Portfolio's average daily net assets to the following rate: $0 to $250 million, 0.60%; in excess of $250 million up to $500 million, 0.57%; in excess of $500 million up to $1 billion, 0.53%; and over $1 billion, 0.50%.

°  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and January 19, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 24, 1995, which is the inception date of the oldest share class (Class P).

*  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

**  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

***  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

****  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

*****  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The Russell 1000 Value Index measures the performance of a large universe of stocks with lower price-to-book ratios and lower forecasted growth rates.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/07
Net assets (bn)	$1.6
Number of holdings	165
Portfolio composition*	01/31/07
Common stocks	95.2%
ADRs	3.7
Cash equivalents and other assets less liabilities	1.1
Total	100.0%
Top five sectors*	01/31/07
Financials	29.8%
Energy	12.0
Industrials	10.9
Consumer discretionary	10.2
Healthcare	8.1
Total	71.0%
Top ten equity holdings*	01/31/07
Exxon Mobil	4.2%
Citigroup	4.1
Bank of America	3.9
J.P. Morgan Chase	3.9
Pfizer	2.8
General Electric	2.7
AT&T	2.7
McDonald's	2.2
Hewlett-Packard	1.8
Altria Group	1.7
Total	30.0%

*  Weightings represent percentages of the Portfolio's net assets as of January 31, 2007. The Portfolio is actively managed and its composition will vary over time.

ADR  American Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2007 (unaudited)

Common stocks—98.88% Security description	Number of shares	Value
Aerospace & defense—1.19%
Lockheed Martin Corp.	85,695	$8,328,697
United Technologies Corp.[1]	158,198	10,760,628
		19,089,325
Air freight & couriers—0.30%
FedEx Corp.	44,300	4,890,720
Auto components—0.03%
ArvinMeritor, Inc.	27,600	531,300
Banks—6.58%
Bank of America Corp.[1]	1,195,050	62,835,729
Comerica, Inc.	26,000	1,541,800
Compass Bancshares, Inc.	22,000	1,339,800
KeyCorp	207,200	7,908,824
Mellon Financial Corp.	116,000	4,957,840
PNC Financial Services Group, Inc. [1]	110,300	8,136,831
Regions Financial Corp.	81,100	2,940,686
Washington Mutual, Inc.[1]	360,000	16,052,400
		105,713,910
Chemicals—1.09%
Albemarle Corp.	53,500	4,171,930
E.I. du Pont de Nemours and Co.	12,850	634,620
Hercules, Inc.*	238,200	4,671,102
Imperial Chemical Industries PLC, ADR[1]	223,300	8,121,421
		17,599,073
Commercial services & supplies—1.49%
Apollo Group, Inc., Class A1, *	121,100	5,255,740
Career Education Corp.1, *	191,800	5,498,906
Convergys Corp.*	108,900	2,835,756
Corinthian Colleges, Inc.*	71,300	931,178
CSG Systems International, Inc.1, *	65,700	1,647,756
Deluxe Corp.[1]	11,300	338,096
ITT Educational Services, Inc.*	57,000	4,423,200
MasterCard, Inc., Class A1	27,400	3,056,470
		23,987,102
Communications equipment—1.53%
Corning, Inc.*	105,950	2,207,998
Harris Corp.	100,200	5,092,164
Motorola, Inc.	871,200	17,293,320
		24,593,482
Computers & peripherals—3.16%
Hewlett-Packard Co.[1]	655,150	28,354,892
International Business Machines Corp.	104,250	10,336,387
Lexmark International, Inc., Class A*	192,800	12,152,184
		50,843,463
Construction & engineering—0.42%
McDermott International, Inc.*	105,200	5,432,528
Quanta Services, Inc.*	65,200	1,341,164
		6,773,692

Security description	Number of shares	Value
Containers & packaging—1.05%
Pactiv Corp.*	311,300	$10,098,572
Temple-Inland, Inc.[1]	136,600	6,821,804
		16,920,376
Diversified financials—13.83%
A.G. Edwards, Inc.	25,000	1,655,250
Affiliated Managers Group, Inc.*	21,500	2,395,100
American Capital Strategies, Ltd.[1]	29,900	1,454,635
American Express Co.	331,181	19,281,358
AmeriCredit Corp.1, *	265,700	7,211,098
Ameriprise Financial, Inc.	255,000	15,034,800
Bear Stearns Cos., Inc.	30,000	4,945,500
BlackRock, Inc.[1]	33,800	5,670,288
Citigroup, Inc.[1]	1,195,249	65,894,077
Countrywide Financial Corp.	19,100	830,468
E*TRADE Financial Corp.*	46,900	1,143,422
First Marblehead Corp.[1]	74,300	4,041,920
Franklin Resources, Inc.	129,332	15,404,734
J.P. Morgan Chase & Co.	1,225,420	62,410,641
Lazard Ltd., Class A	56,100	2,847,636
Lehman Brothers Holdings, Inc.	63,400	5,214,016
Morgan Stanley & Co.	60,300	4,992,237
Principal Financial Group, Inc.	27,900	1,718,919
		222,146,099
Diversified telecommunication services—5.37%
ALLTEL Corp.	157,800	9,671,562
AT&T, Inc.	1,147,259	43,171,356
CenturyTel, Inc.	132,800	5,954,752
Qwest Communications International, Inc.1, *	671,800	5,475,170
Verizon Communications, Inc.[1]	570,101	21,960,291
		86,233,131
Electric utilities—4.71%
American Electric Power Co., Inc.	246,600	10,734,498
Dominion Resources, Inc.	284,000	23,560,640
DTE Energy Co.	89,000	4,126,930
Exelon Corp.[1]	165,600	9,934,344
FirstEnergy Corp.	116,600	6,917,878
FPL Group, Inc.[1]	46,800	2,651,220
Great Plains Energy, Inc.	62,400	1,954,992
OGE Energy Corp.	91,400	3,539,008
PG&E Corp.	208,000	9,709,440
PPL Corp.	45,100	1,605,560
Puget Energy, Inc.	37,100	911,176
		75,645,686

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2007 (unaudited)

Common stocks—(continued) Security description	Number of shares	Value
Electronic equipment & instruments—0.54%
Agilent Technologies, Inc.*	231,550	$7,409,600
Thermo Fisher Scientific, Inc.*	25,000	1,196,250
		8,605,850
Food & drug retailing—1.01%
CVS Corp.[1]	483,250	16,261,362
Food products—0.86%
ConAgra Foods, Inc.	345,600	8,885,376
General Mills, Inc.	85,300	4,882,572
		13,767,948
Gas utilities—0.04%
UGI Corp.	23,400	641,394
Health care equipment & supplies—0.44%
Baxter International, Inc.	142,400	7,071,584
Health care providers & services—2.51%
AmerisourceBergen Corp.[1]	279,600	14,645,448
CIGNA Corp.	77,100	10,208,040
Humana, Inc.*	210,800	11,699,400
WellCare Health Plans, Inc.*	48,700	3,773,276
		40,326,164
Hotels, restaurants & leisure—3.35%
InterContinental Hotels Group PLC, ADR	317,600	7,984,464
McDonald's Corp.	808,200	35,843,670
Starwood Hotels & Resorts Worldwide, Inc.	159,100	9,956,478
		53,784,612
Household durables—0.25%
Snap-on, Inc.	84,800	4,088,208
Household products—1.15%
Colgate-Palmolive Co.	148,200	10,122,060
Procter & Gamble Co.	128,100	8,309,847
		18,431,907
Industrial conglomerates—4.21%
General Electric Co.	1,222,000	44,053,100
Textron, Inc.[1]	253,150	23,585,985
		67,639,085
Insurance—8.07%
ACE Ltd.	93,300	5,390,874
Allstate Corp.	321,800	19,359,488
American Financial Group, Inc.	51,750	1,827,810
American International Group, Inc.	326,050	22,318,123
Assurant, Inc.[1]	73,600	4,090,688
Axis Capital Holdings Ltd.	83,400	2,748,030
Chubb Corp.	246,900	12,848,676
Hartford Financial Services Group, Inc.	111,000	10,535,010
MetLife, Inc.[1]	155,600	9,665,872
RenaissanceRe Holdings Ltd.	131,400	6,999,678

Security description	Number of shares	Value
Insurance (concluded)
St. Paul Cos., Inc.	358,372	$18,223,216
W.R. Berkley Corp.	224,925	7,442,768
XL Capital Ltd., Class A	118,700	8,190,300
		129,640,533
Internet software & services—0.61%
Automatic Data Processing, Inc.	205,000	9,782,600
IT consulting & services—0.63%
Accenture Ltd., Class A	132,900	5,016,975
First Data Corp.	206,300	5,128,618
		10,145,593
Leisure equipment & products—0.65%
Hasbro, Inc.[1]	39,400	1,118,960
Mattel, Inc.	380,500	9,268,980
		10,387,940
Machinery—1.59%
AGCO Corp.1, *	320,200	10,877,194
ITT Industries, Inc.	86,000	5,129,900
Terex Corp.*	168,546	9,588,582
		25,595,676
Marine—0.54%
Overseas Shipholding Group, Inc.	139,300	8,654,709
Media—1.49%
CBS Corp., Class B	450,450	14,040,527
McGraw-Hill Cos., Inc.	34,400	2,307,552
Omnicom Group, Inc.[1]	68,200	7,174,640
Scholastic Corp.*	10,000	353,500
		23,876,219
Metals & mining—1.71%
Freeport-McMoRan Copper & Gold, Inc., Class B1	123,600	7,108,236
IPSCO, Inc.	49,800	5,031,294
Nucor Corp.[1]	155,200	10,016,608
Rio Tinto PLC, ADR	24,550	5,307,956
		27,464,094
Multi-line retail—3.53%
Big Lots, Inc.1, *	551,100	14,290,023
Federated Department Stores, Inc.	259,000	10,745,910
Kohl's Corp.1, *	117,100	8,303,561
Sears Holdings Corp.1, *	40,413	7,138,956
Target Corp.[1]	129,000	7,915,440
Wal-Mart Stores, Inc.[1]	173,200	8,259,908
		56,653,798
Oil & gas—12.00%
Apache Corp.	148,502	10,836,191
ChevronTexaco Corp.	226,500	16,507,320

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2007 (unaudited)

Common stocks—(concluded) Security description	Number of shares	Value
Oil & gas—(concluded)
ConocoPhillips	245,900	$16,330,219
Exxon Mobil Corp.[1]	916,812	67,935,769
Frontier Oil Corp.	77,300	2,196,093
Hess Corp.[1]	325,650	17,581,844
Marathon Oil Corp.	195,700	17,679,538
Murphy Oil Corp.[1]	195,506	9,718,603
Occidental Petroleum Corp.	417,147	19,338,935
Total SA, ADR[1]	215,900	14,691,995
		192,816,507
Pharmaceuticals—5.17%
Eli Lilly & Co.	214,700	11,619,564
Endo Pharmaceuticals Holdings, Inc.*	38,200	1,173,504
Hospira, Inc.*	78,300	2,879,874
Novartis AG, ADR[1]	392,300	22,631,787
Pfizer, Inc.	1,709,300	44,852,032
		83,156,761
Real estate—0.73%
Annaly Mortgage Management, Inc.	108,000	1,488,240
AvalonBay Communities, Inc.	19,900	2,952,364
Colonial Properties Trust	14,000	688,100
Federal Realty Investment Trust	17,500	1,634,850
Hospitality Properties Trust	17,100	834,480
ProLogis	63,700	4,140,500
		11,738,534

Security description	Number of shares	Value
Road & rail—1.16%
Burlington Northern Santa Fe Corp.[1]	67,300	$5,408,228
CSX Corp.[1]	358,950	13,205,771
		18,613,999
Semiconductor equipment & products—0.28%
Advanced Micro Devices, Inc.1, *	252,000	3,918,600
Spansion, Inc., Class A*	47,200	605,576
		4,524,176
Software—1.33%
Microsoft Corp.	329,200	10,159,112
Oracle Corp.*	562,800	9,657,648
Sybase, Inc.*	57,300	1,483,497
		21,300,257
Specialty retail—2.07%
American Eagle Outfitters, Inc.	183,400	5,938,492
Home Depot, Inc.	126,300	5,145,462
OfficeMax, Inc.	104,000	5,022,160
Payless ShoeSource, Inc.*	374,800	12,724,460
Sherwin-Williams Co.	63,600	4,394,760
		33,225,334
Tobacco—2.21%
Altria Group, Inc.	307,500	26,872,425
Loews Corp - Carolina Group[1]	126,700	8,684,018
		35,556,443
Total common stocks (cost—$1,360,013,923)		1,588,718,646

Principal amount (000)		Maturity date	Interest rates
Repurchase agreement—1.19%
$19,157	Repurchase agreement dated 01/31/07 with State Street Bank & Trust Co., collateralized by $8,915,000 Federal Home Loan Bank obligations, 5.125% due 01/23/08 and $10,590,968 US Treasury Notes, 3.000% to 4.875% due 10/31/07 to 04/30/08; (value—$19,544,580); proceeds: $19,159,581 (cost—$19,157,000)	02/01/07	4.850%	19,157,000
Number of shares (000)
Investments of cash collateral from securities loaned—13.52%
Money market funds[2]—0.42%
1	AIM Liquid Assets Portfolio		5.189	871
43	AIM Prime Portfolio		5.194	42,801
6,731	UBS Private Money Market Fund LLC[3]		5.209	6,730,840
Total money market funds (cost—$6,774,512)				6,774,512

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)		Maturity dates	Interest rates	Value
Repurchase agreements—13.10%
$78,372	Repurchase agreement dated 01/31/07 with Barclays Bank PLC, collateralized by $658,000 Federal Farm Credit Bank obligations, 5.240% due 06/22/10 and $80,000,000 Federal Home Loan Bank obligations, 4.375% due 05/21/09; (value—$79,939,378); proceeds: $78,383,108	02/01/07	5.260%	$78,371,657
40,000	Repurchase agreement dated 01/31/07 with Deutsche Bank Securities, Inc., collateralized by $9,670,000 Federal Home Loan Bank obligations, 3.750% due 08/18/19 and $30,780,000 Federal National Mortgage Association obligations, 5.250% due 04/04/08; (value—$40,802,256); proceeds: $40,005,844	02/01/07	5.260	40,000,000
92,000	Repurchase agreement dated 01/31/07 with Merrill Lynch & Co., Inc., collateralized by $850,000 Financing Corp. bonds, 9.400% due 02/08/18, $162,240,000 Resolution Funding Co. Principal Strips, 8.875% due 04/15/30 and $42,995,000 US Treasury Notes, 4.625% due 11/15/09; (value—$93,844,434); proceeds: $92,013,442	02/01/07	5.260	92,000,000
Total repurchase agreements (cost—$210,371,657)				210,371,657
Total investments of cash collateral from securities loaned (cost—$217,146,169)				217,146,169
Total investments (cost—$1,596,317,092)—113.59%				1,825,021,815
Liabilities in excess of other assets—(13.59)%				(218,300,975)
Net assets—100.00%				$1,606,720,840

1  Security, or portion thereof, was on loan at January 31, 2007.

2  Interest rates shown reflect yield at January 31, 2007.

3  The table below details the Portfolio's transaction activity in an affiliated issuer for the six months ended January 31, 2007.

Security description	Value at 07/31/06	Purchases during the six months ended 01/31/07	Sales during the six months ended 01/31/07	Value at 01/31/07	Net income earned from affiliate for the six months ended 01/31/07
UBS Private Money Market Fund LLC	$29,788,941	$942,215,100	$965,273,201	$6,730,840	$28,315

*  Non-income producing security.

ADR  American Depositary Receipt

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	94.8%
Switzerland	1.2
United Kingdom	1.2
Bermuda	1.0
France	0.8
Cayman Islands	0.7
Canada	0.3
Total	100.0%

See accompanying notes to financial statements

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Performance

For the six months ended January 31, 2007, the Portfolio's Class P shares returned 15.64% (before the deduction of the maximum UBS PACE Select program fee; 14.77% after the deduction of the maximum UBS PACE Select program fee). In comparison, the Russell 1000 Growth Index (the "Index") returned 15.12%, and the median return for the Lipper Large-Cap Growth Funds category was 13.41%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 109. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

Market review

US large capitalization growth equities, as measured by the Index, posted a return of 15.12% for the review period, with nine of the 10 sectors in the Index posting positive returns. The consumer discretionary, information technology, materials, financials, telecommunication services and industrials sectors posted the strongest returns, while energy was the only sector to post a negative return. At an industry level, similar strength prevailed. The top-performing groups included real estate, consumer durables and apparel, automobiles and components, and consumer services.

Advisors' comments

GEAM

Our portion of the Portfolio generated results that were approximately in line with the Index during the reporting period. Positive stock selection among consumer discretionary and materials stocks enhanced relative results, as did our underweighting in lagging consumer staples stocks.

Within consumer discretionary, several media holdings rallied, contributing to our success against the Index. Increased uptake of Internet telephony (the routing of voice conversations over the Internet) and "triple-play" (bundled cable, phone and Internet access) offerings improved fundamentals for Liberty Global and Comcast. Strong consumer spending activity bolstered QVC parent Liberty Media-Interactive, as well as Bed Bath & Beyond. Also in the consumer space, moderating oil prices proved to be a boon for leading cruise company Carnival.

UBS PACE Select Advisors Trust – UBS PACE Large Co Growth Equity Investments

Advisors:

GE Asset Management Incorporated ("GEAM"), Marsico Capital Management, LLC ("Marsico") and SSgA Funds Management, Inc. ("SSgA")

Portfolio Managers:

GEAM: David B. Carlson;

Marsico: Thomas F. Marsico;

SSgA: Nick de Peyster and Team

Objective:

Capital appreciation

Investment process:

GEAM invests primarily in a limited number of equity securities believed to have above-average growth histories and/or growth potential. GEAM seeks to identify companies with characteristics such as: above-average annual growth rates, financial strength, leadership in their respective industries and high-quality management focused on generating shareholder value.

Marsico seeks to identify companies with earnings growth potential that may not be recognizable by the market at large. Marsico's stock selection process focuses on factors such as market expertise or dominance, franchise durability and pricing power, solid company fundamentals, as well as strong management and reasonable valuations. Marsico's disciplined investment approach combines top-down macro-economic analysis with bottom-up stock selection.

SSgA seeks to outperform the Russell 1000 Growth Index (before fees and expenses). SSgA uses several independent valuation measures to identify investment opportunities within a large-cap growth universe and combines factors to produce

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Advisors' comments – continued

Monsanto was the key driver of strength in materials as the company flourished amid rising demand for its genetically modified seeds. Some investors considered Monsanto, a leading supplier of products to raise corn crop yields, a way to participate in the "ethanol craze."

Offsetting these positives was underperformance in the information technology and financials areas. Within technology, an underweight in computers and peripherals companies, which rallied sharply, hurt relative returns. At the stock level, underperformance in Yahoo! detracted from results, as investors grappled with the company's growth rate and stiff competition in Internet advertising. We remained bullish about the company's future growth prospects during the period and continue to hold it. A pullback in Molex also dragged on returns, as the company issued cautious guidance that disappointed investors. We believed the fundamental trends for Molex's components—used in consumer electronics—remained strong, so we used the resulting short-term volatility as a buying opportunity. Intuit, Linear Tech and Analog Devices also underperformed.

Despite healthy contributions from CB Richard Ellis Group, Fannie Mae and State Street, financials also held performance back. Student loan giant SLM Corporation ("Sallie Mae") and insurer AFLAC were key detractors. Anxieties regarding Sallie Mae's future earnings power under a Democratic-controlled Congress hurt the stock. We believed these fears were overdone, and that this well-managed company has the financial flexibility to offset lower student loan rates. Likewise, AFLAC shares lagged its peers, as the company continued its turnaround efforts in Japan. Offsetting positive contributions of media stocks in consumer discretionary were underweights in several hotel and leisure stocks that took off amid leveraged buyout (LBO) speculation.

Marsico

Several contributing factors led our portion of the Portfolio to generate strong results and outperform the Index over the period. For example, our positions and investment posture in the consumer discretionary sector had a positive impact on results. Holdings in the consumer services industry (MGM Mirage, Wynn Resorts and Las Vegas Sands), the media industry (Comcast) and the automobiles and components industry (Toyota Motor) were among our largest contributors to positive performance on an individual stock basis for the period. Performance was also enhanced by our overweight position to consumer discretionary companies, as this sector generated an absolute return of 25%.

On an industry level, the largest positive contributor to performance was the diversified financials industry. Goldman Sachs Group and Lehman Brothers were examples of holdings in this area that benefited performance. Our underweight position in the consumer staples sector versus the Index generated positive results for our portion of the Portfolio. Additionally, at the stock level, a select holding in this sector, Procter & Gamble, emerged as one of the largest individual contributors to performance during the period.

Investment process (concluded)

an overall rank. Comprehensive research helps determine the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA ranks all companies within the investable universe from top to bottom based on their relative attractiveness. SSgA constructs its portion of the Portfolio by selecting the highest-ranked stocks from the universe, and manages deviations from the benchmark to maximize the risk/reward trade-off. The Portfolio has characteristics similar to the Index. SSgA generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect performance relative to the Index.

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Advisor's comments – concluded

In contrast, our stock selection and position in the information technology sector was a material detractor from performance. In particular, positions in Texas Instruments, Motorola and Intel had a negative impact on our portion of the Portfolio's performance for the period. At period end, we no longer held Texas Instruments and Motorola. Performance was also hurt by our underweighted position to the information technology sector, as the sector generated an absolute return of 21%. A specific holding in the capital goods industry, Caterpillar, had a negative impact on our performance results, and it was sold during the period. Other positions with negative returns that were sold included SLM Corporation and Halliburton.

As of January 31, 2007, our portion of the Portfolio's sector allocations emphasized consumer discretionary, financials, industrials and health care. We had little or no exposure to utilities and telecommunication services.

SSgA

During the reporting period, our portion of the Portfolio outpaced the Index. Our investment process incorporates perspectives on valuation, quality and sentiment, and these components offered mixed performance for this time period. Overall, price-to-earnings and our quality perspectives were strong, while our estimate revision perspective, a proxy for earnings growth and cash flow factors, offered weak forecasting results.

Stock selection drove our performance results. Solid stock picking in the energy, health care and materials sectors positively contributed to performance. Within the energy sector, underweights to Halliburton and Baker Hughes helped relative performance when they experienced double-digit losses during the period. WellCare Group, a managed care provider, was the biggest contributor within health care. The company has continued to post strong earnings, and was subsequently upgraded by several Wall Street analysts. Materials stocks Sherwin-Williams and Phelps Dodge Corp. also helped performance as they rose sharply. Sherwin-Williams reported an 18% increase in year-over-year earnings, and reached a nine-year high in earnings. Freeport-McMoRan Copper & Gold Inc. agreed to buy Phelps Dodge for $25.9 billion in cash and stock, a 33% premium to the previous day's market close, in the world's biggest mining takeover. Also, overweights to Cisco Systems and Coach enhanced results. Coach's stock was driven up on reports that its sales increased significantly based on new product lines, and the company raised its earnings forecast for the year.

Among the largest detractors from performance were overweight positions in Advanced Micro Devices, Apollo Group Inc. and Motorola Inc. Advanced Micro Devices, which had fallen sharply since November, warned of a revenue shortfall in the fourth quarter of 2006 due to increased competition with Intel. Also, in January 2007, Sun Microsystems announced it would use Intel's chips instead of Advanced Micro Devices', its current supplier. Shares of Apollo Group, the nation's largest operator of for-profit colleges and universities, plummeted after the company disclosed that it had found "deficiencies" in stock option grants that may require it to restate results. A previously successful overweight position in Motorola Inc. also hurt performance when shares of the world's second largest maker of mobile phones fell after missing its fiscal third quarter sales forecasts.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. Also, to the extent the Portfolio invests a large portion of its assets in technology companies, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in the technology sector. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/07		6 months	1 year	5 years	10 years	Since inception°
Before deducting	Class A*	15.49%	9.18%	3.51%	N/A	-2.75%
maximum sales charge	Class B**	14.95%	8.26%	2.62%	N/A	-3.52%
or UBS PACE Select	Class C***	14.99%	8.31%	2.67%	N/A	-3.50%
program fee	Class Y****	15.72%	9.57%	3.90%	N/A	-1.23%
	Class P*****	15.64%	9.47%	3.79%	4.25%	6.57%
After deducting	Class A*	9.12%	3.18%	2.34%	N/A	-3.64%
maximum sales charge	Class B**	9.95%	3.26%	2.26%	N/A	-3.52%
or UBS PACE Select	Class C***	13.99%	7.31%	2.67%	N/A	-3.50%
program fee	Class P*****	14.77%	7.84%	2.24%	2.70%	4.98%
Russell 1000 Growth Index		15.12%	9.95%	3.58%	5.00%	7.78%
Lipper Large-Cap Growth Funds median		13.41%	5.30%	2.91%	5.36%	6.85%

Average annual total returns for periods ended December 31, 2006, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 3.10%; 5-year period, 1.01%; since inception, -4.20%; Class B—1-year period, 3.20%; 5-year period, 0.89%; since inception, -4.08%; Class C—1-year period, 7.18%; 5-year period, 1.33%; since inception, -4.06%; Class Y—1-year period, 9.58%; 5-year period, 2.55%; since inception, -1.80%; Class P—1-year period, 7.84%; 5-year period, 0.92%; 10-year period, 2.92%; since inception, 4.73%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2006 prospectuses were as follows: Class A—1.28% and 1.23%; Class B—2.27% and 2.05%; Class C—2.12% and 2.05%; Class Y—0.89% and 0.84%; and Class P—1.00% and 0.95%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") has entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through December 1, 2007 (excluding interest expense, if any) would not exceed the following: Class A—1.30%; Class B—2.05%; Class C—2.05%; Class Y—1.05%; and Class P—1.05%. The Portfolio has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above. Additionally, UBS Global AM and the Portfolio have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees through December 1, 2007 to the extent necessary to reflect the lower overall fees paid to the Portfolio's investment advisors as a result of the lower sub-advisory fee paid by UBS Global AM to SSgA Funds Management, Inc.

°  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and February 15, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 24, 1995, which is the inception date of the oldest share class (Class P).

*  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

**  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

***  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

****  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

*****  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The Russell 1000 Growth Index measures the performance of a large universe of stocks with higher price-to-book ratios and higher forecasted growth rates.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/07
Net assets (bn)	$1.3
Number of holdings	150
Portfolio composition*	01/31/07
Common stocks	94.2%
ADRs	1.8
Investment companies	2.1
Cash equivalents and other assets less liabilities	1.9
Total	100.0%
Top five sectors*	01/31/07
Consumer discretionary	25.7%
Health care	17.6
Information technology	17.2
Financials	14.9
Industrials	10.4
Total	85.8%
Top ten equity holdings*	01/31/07
UnitedHealth Group	3.9%
Cisco Systems	3.7
Monsanto	2.6
Goldman Sachs Group	2.0
Schlumberger	1.8
Genentech	1.8
Toyota Motor	1.8
Lockheed Martin	1.7
Microsoft	1.7
Intuit	1.6
Total	22.6%

*  Weightings represent percentages of the Portfolio's net assets as of January 31, 2007. The Portfolio is actively managed and its composition will vary over time.

ADR  American Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2007 (unaudited)

Common stocks—95.99% Security description	Number of shares	Value
Aerospace & defense—3.64%
Boeing Co.	107,600	$9,636,656
General Dynamics Corp.	110,092	8,603,690
Lockheed Martin Corp.[1]	225,507	21,917,025
Raytheon Co.[1]	40,400	2,096,760
United Technologies Corp.	53,257	3,622,541
		45,876,672
Air freight & couriers—1.20%
FedEx Corp.	137,388	15,167,635
Automobiles—1.77%
Toyota Motor Corp., ADR	169,260	22,305,083
Banks—0.92%
Wells Fargo & Co.[1]	322,092	11,569,545
Beverages—1.63%
Coca-Cola Co.	178,400	3,660,768
Pepsi Bottling Group, Inc.	98,600	3,118,718
PepsiCo, Inc.	210,710	13,746,720
		20,526,206
Biotechnology—4.44%
Amgen, Inc.*	234,716	16,516,965
Biogen Idec, Inc.1, *	111,100	5,370,574
Genentech, Inc.1, *	259,493	22,671,903
Genzyme Corp.*	106,781	7,018,715
MedImmune, Inc.*	125,800	4,360,228
		55,938,385
Building products—0.61%
Lennar Corp., Class A	142,314	7,739,035
Chemicals—2.64%
Monsanto Co.[1]	604,139	33,282,017
Commercial services & supplies—1.69%
Career Education Corp.*	99,900	2,864,133
Hewitt Associates, Inc., Class A*	12,400	334,056
ITT Educational Services, Inc.*	47,500	3,686,000
Paychex, Inc.[1]	359,899	14,399,559
		21,283,748
Communications equipment—5.11%
Cisco Systems, Inc.*	1,749,996	46,532,394
Motorola, Inc.	310,400	6,161,440
QUALCOMM, Inc.	308,560	11,620,370
		64,314,204
Computers & peripherals—2.21%
EMC Corp.*	126,200	1,765,538
Hewlett-Packard Co.	168,200	7,279,696
International Business Machines Corp.	129,000	12,790,350
Lexmark International, Inc., Class A*	95,100	5,994,153
		27,829,737

Security description	Number of shares	Value
Diversified financials—10.48%
American Express Co.	128,100	$7,457,982
Ameriprise Financial, Inc.	93,100	5,489,176
Capital One Financial Corp.	58,400	4,695,360
Citigroup, Inc.[1]	246,221	13,574,164
Federal National Mortgage Association	125,182	7,076,538
Franklin Resources, Inc.	57,300	6,825,003
Goldman Sachs Group, Inc.[1]	120,391	25,542,155
J.P. Morgan Chase & Co.	7,900	402,347
Lehman Brothers Holdings, Inc.	175,464	14,430,159
SLM Corp.	333,819	15,342,321
State Street Corp.	272,271	19,344,855
Western Union Co.	526,808	11,768,891
		131,948,951
Diversified telecommunication services—0.73%
CenturyTel, Inc.	88,200	3,954,888
Embarq Corp.[1]	56,945	3,161,017
Sprint Nextel Corp.[1]	112,900	2,013,007
		9,128,912
Electrical equipment—1.14%
Molex, Inc., Class A	547,671	14,398,271
Energy equipment & services—2.65%
Schlumberger Ltd.[1]	364,319	23,130,613
Transocean, Inc.*	132,484	10,250,287
		33,380,900
Food products—0.60%
ConAgra Foods, Inc.	141,300	3,632,823
General Mills, Inc.	64,900	3,714,876
Sara Lee Corp.	10,400	178,360
		7,526,059
Health care equipment & supplies—3.12%
Baxter International, Inc.	42,300	2,100,618
Becton, Dickinson and Co.	62,500	4,808,750
Medtronic, Inc.	302,523	16,169,855
Zimmer Holdings, Inc.1, *	192,601	16,220,856
		39,300,079
Health care providers & services—7.90%
AmerisourceBergen Corp.	107,800	5,646,564
Cardinal Health, Inc.	65,600	4,685,152
Coventry Health Care, Inc.*	103,600	5,340,580
Humana, Inc.*	108,300	6,010,650
Laboratory Corp. of America Holdings1, *	69,900	5,133,456
Lincare Holdings, Inc.*	276,444	10,878,071
McKesson Corp.	104,200	5,809,150
UnitedHealth Group, Inc.	930,022	48,602,950
WellCare Health Plans, Inc.1, *	95,000	7,360,600
		99,467,173

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2007 (unaudited)

Common stocks—(continued) Security description	Number of shares	Value
Hotels, restaurants & leisure—6.44%
Carnival Corp.	292,091	$15,060,212
Darden Restaurants, Inc.	8,800	344,432
Four Seasons Hotels, Inc.[1]	39,273	3,269,870
Las Vegas Sands Corp.1, *	180,222	18,755,703
MGM Mirage1, *	253,446	17,733,617
Starbucks Corp.*	293,298	10,247,832
Wynn Resorts, Ltd.[1]	140,134	15,658,573
		81,070,239
Household durables—0.45%
Newell Rubbermaid, Inc.	107,500	3,175,550
Snap-on, Inc.[1]	50,400	2,429,784
		5,605,334
Household products—1.35%
Procter & Gamble Co.[1]	262,337	17,017,801
Insurance—1.66%
AFLAC, Inc.	292,091	13,906,452
American Financial Group, Inc.	28,950	1,022,514
American International Group, Inc.	15,500	1,060,975
CNA Financial Corp.*	20,000	813,000
St. Paul Travelers Cos., Inc.	68,500	3,483,225
W.R. Berkley Corp.	16,875	558,394
		20,844,560
Internet & catalog retail—1.14%
Amazon.com, Inc.1, *	80,200	3,021,134
eBay, Inc.*	303,566	9,832,503
Expedia, Inc.1, *	68,400	1,467,180
		14,320,817
Internet software & services—1.27%
Google, Inc., Class A*	2,400	1,203,120
Yahoo!, Inc.1, *	521,592	14,766,270
		15,969,390
Leisure equipment & products—0.30%
Harley-Davidson, Inc.	54,800	3,741,196
Machinery—1.73%
Cummins, Inc.[1]	32,200	4,332,832
Danaher Corp.	10,200	755,412
Dover Corp.	335,905	16,660,888
		21,749,132
Marine—0.30%
Overseas Shipholding Group, Inc.	60,200	3,740,226
Media—5.41%
CBS Corp., Class B	127,700	3,980,409
Comcast Corp., Class A1, *	420,068	18,617,414
Comcast Corp., Special Class A1, *	359,898	15,641,167
Liberty Global, Inc., Series C1, *	490,296	13,841,056

Security description	Number of shares	Value
Media—(concluded)
McGraw-Hill Cos., Inc.	77,800	$5,218,824
Omnicom Group, Inc.[1]	64,900	6,827,480
Walt Disney Co.	114,800	4,037,516
		68,163,866
Metals & mining—0.77%
Freeport-McMoRan Copper & Gold, Inc. Class B1	9,600	552,096
Nucor Corp.	69,400	4,479,076
Phelps Dodge Corp.	37,200	4,597,920
		9,629,092
Multi-line retail—2.21%
Big Lots, Inc.1, *	113,400	2,940,462
J.C. Penney Co., Inc. (Holding Co.)	58,700	4,768,788
Kohl's Corp.*	74,300	5,268,613
Nordstrom, Inc.	10,000	557,100
Sears Holdings Corp.1, *	22,100	3,903,965
Target Corp.[1]	130,046	7,979,623
Wal-Mart Stores, Inc.[1]	51,200	2,441,728
		27,860,279
Office electronics—0.11%
Xerox Corp.*	77,500	1,333,000
Oil & gas—0.80%
Exxon Mobil Corp.	52,700	3,905,070
Marathon Oil Corp.	44,700	4,038,198
Tesoro Corp.	26,400	2,175,096
		10,118,364
Pharmaceuticals—2.14%
Endo Pharmaceuticals Holdings, Inc.*	33,600	1,032,192
Forest Laboratories, Inc.*	32,500	1,823,575
Johnson & Johnson	167,350	11,178,980
Merck & Co., Inc.	173,400	7,759,650
Pfizer, Inc.	197,500	5,182,400
		26,976,797
Real estate—1.85%
CB Richard Ellis Group, Inc., Class A1, *	255,579	9,612,326
ProLogis REIT	210,509	13,683,085
		23,295,411
Road & rail—1.85%
Burlington Northern Santa Fe Corp.[1]	163,079	13,105,028
Union Pacific Corp.	100,795	10,180,295
		23,285,323
Semiconductor equipment & products—3.27%
Advanced Micro Devices, Inc.*	262,600	4,083,430
Analog Devices, Inc.	220,705	7,228,089

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2007 (unaudited)

Common stocks—(concluded) Security description	Number of shares	Value
Semiconductor equipment & products—(concluded)
Intel Corp.[1]	760,728	$15,944,859
Linear Technology Corp.	194,032	6,005,290
National Semiconductor Corp.[1]	105,100	2,430,963
Texas Instruments, Inc.	177,100	5,523,749
		41,216,380
Software—3.26%
Intuit, Inc.*	621,906	19,558,944
Microsoft Corp.[1]	697,989	21,539,940
		41,098,884
Specialty retail—6.02%
Aeropostale, Inc.*	123,300	4,431,402
American Eagle Outfitters, Inc.	119,700	3,875,886
AnnTaylor Stores Corp.1, *	80,000	2,760,000
AutoZone, Inc.*	34,700	4,359,361
Bed, Bath & Beyond, Inc.*	396,410	16,724,538
Home Depot, Inc.	266,012	10,837,329
Lowe's Cos., Inc.[1]	547,138	18,444,022
Office Depot, Inc.*	149,100	5,574,849
Sherwin-Williams Co.	73,600	5,085,760
Staples, Inc.[1]	142,650	3,668,958
		75,762,105

Security description	Number of shares	Value
Textiles & apparel—0.47%
Coach, Inc.*	130,100	$5,966,386
Tobacco—0.03%
Altria Group, Inc.	4,500	393,255
Wireless telecommunication services—0.68%
China Mobile Ltd.[1]	185,852	8,577,070
Total common stocks (cost—$989,686,243)		1,208,717,519
Investment companies—2.07%
Liberty Media Holding Corp. - Capital, Series A*	95,973	9,818,038
Liberty Media Holding Corp. - Interactive, Class A*	479,864	11,694,286
SPDR Trust, Series 1[1]	31,905	4,587,939
Total investment companies (cost—$18,955,129)		26,100,263

Principal amount (000)		Maturity date	Interest rates
Repurchase agreement—2.15%
$27,052	Repurchase agreement dated 01/31/07 with State Street Bank & Trust Co., collateralized by $5,440,000 Federal Home Loan Mortgage Corp. obligations, 5.125% due 10/24/07 and $22,007,181 US Treasury Notes, 3.000% to 4.875% due 10/31/07 to 04/30/08; (value—$27,595,412); proceeds: $27,055,645 (cost—$27,052,000)	02/01/07	4.850%	27,052,000
Number of shares (000)
Investments of cash collateral from securities loaned—13.68%
Money market funds[2]—0.73%
52	AIM Prime Portfolio		5.194	52,460
893	DWS Money Market Series		5.183	892,693
8,235	UBS Private Money Market Fund LLC[3]		5.209	8,235,088
Total money market funds (cost—$9,180,241)				9,180,241

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)		Maturity dates	Interest rates	Value
Repurchase agreements—12.95%
$50,000	Repurchase agreement dated 01/31/07 with Barclays Bank PLC,
	collateralized by $50,032,000 Federal Home Loan Mortgage
	Corp. obligations, 5.250% due 03/16/09; (value—$51,000,995);
	proceeds: $50,007,306	02/01/07	5.260%	$50,000,000
40,598	Repurchase agreement dated 01/31/07 with Deutsche Bank Securities, Inc., collateralized by $75,453,000 Federal Home Loan Mortgage Corp. obligations, zero coupon due 03/07/36 and $31,579,000 Federal National Mortgage Association obligations, zero coupon due 02/23/07; (value—$41,409,686) proceeds: $40,603,659	02/01/07	5.260	40,597,727
72,500	Repurchase agreement dated 01/31/07 with Merrill Lynch & Co., collateralized by $221,041,000 Resolution Funding Co. Principal Strips, zero coupon due 07/15/20 to 04/15/30; (value—$73,950,207); proceeds: $72,510,593	02/01/07	5.260	72,500,000
Total repurchase agreements (cost—$163,097,727)				163,097,727
Total investments of cash collateral from securities loaned (cost—$172,277,968)				172,277,968
Total investments (cost—$1,207,971,340)—113.89%				1,434,147,750
Liabilities in excess of other assets—(13.89)%				(174,949,931)
Net assets—100.00%				$1,259,197,819

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2007.

2  Interest rates shown reflect yield at January 31, 2007.

3  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2007.

Security description	Value at 07/31/06	Purchases during the six months ended 01/31/07	Sales during the six months ended 01/31/07	Value at 01/31/07	Net income earned from affiliate for the six months ended 01/31/07
UBS Private Money Market Fund LLC	$3,764,297	$679,217,721	$674,746,930	$8,235,088	$22,515

ADR  American Depositary Receipt

REIT  Real Estate Investment Trust

SPDR  Standard & Poor's Depositary Receipts

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	94.2%
Netherland Antilles	1.6
Japan	1.6
Panama	1.1
Cayman Islands	0.7
Hong Kong	0.6
Canada	0.2
Total	100.0%

See accompanying notes to financial statements

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Performance

For the six months ended January 31, 2007, the Portfolio's Class P shares returned 15.40% (before the deduction of the maximum UBS PACE Select program fee; 14.53% after the deduction of the maximum UBS PACE Select program fee). In comparison, the Russell 2500 Value Index (the "Index") returned 15.71%, and the median return for the Lipper Small-Cap Value Funds category was 13.83%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 118. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

Market review

Market returns during the six months ended January 31, 2007 were very strong. Both small- and large-cap stocks posted mid-double-digit returns, with small caps holding a slim lead over the time period; on a style basis, both value and growth stocks produced solid returns over the six-month reporting period, with growth edging out value. We believe the environment for US stocks could not have been much better in recent months. As energy prices fell from their mid-July peaks, inflationary pressures subsided, which enabled the Federal Reserve Board (the "Fed") to end its two-year campaign of raising interest rates. Additionally, the decline in energy prices put more cash in the pockets of consumers, and reduced expenses for a wide variety of corporations. These factors helped drive strong earnings during the third and fourth quarters of 2006, which resulted in solid returns for US equities over the reporting period.

Advisors' comments

Ariel

The market took the Fed's decision to pause as a signal that it believed its efforts to slow the economy was successful. Confronted by the headwinds of slower growth and higher rates, the market's cyclical stocks were dragged down. At the same time, the higher quality names we held came to life, and helped drive our portion of the Portfolio to outperform the Index. Although Federal Reserve Board policy served as a nice catalyst, as famed investor Warren Buffett has been known to say, "The fact is that markets behave in ways, sometimes for a very long stretch, that are not linked to value. Sooner or later, though, value counts." Such was the case for some of our most disparaged underperformers.

UBS PACE Select Advisors Trust – UBS PACE Small/Medium Co Value Equity Investments

Advisors:

Ariel Capital Management, LLC ("Ariel"),

Opus Capital Management ("Opus")

and Metropolitan West Capital Management, LLC ("MetWest Capital")

Portfolio Managers:

Ariel: John W. Rogers, Jr.;

Opus: Team;

MetWest Capital: Gary W. Lisenbee

Objective:

Capital appreciation

Investment process:

Ariel invests in stocks of companies that it believes are misunderstood or undervalued. It seeks to identify companies in consistent industries with distinct market niches and excellent management teams. It focuses on value stocks, which it defines as stocks with a low P/E ratio based on forward earnings and that trade at a significant discount to the private market value that Ariel calculates for each stock. Ariel generally sells stocks that cease to meet these criteria or that are at risk for fundamental deterioration.

Opus uses quantitative and qualitative analysis to construct a value-oriented portfolio of stocks that are believed to be fundamentally undervalued, financially strong, and exhibit strong earnings growth and positive earnings momentum.

MetWest Capital directly researches smaller capitalization businesses it views as "high-quality" from an objective perspective. MetWest Capital attempts to identify companies selling below intrinsic value with clear catalysts to realize full value within their investment time horizon (typically three years), and constructs a portfolio of highest conviction ideas.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Advisors' comments – continued

Once problems were addressed, strategic alternatives explored and exaggerated claims tempered by facts, the stocks rebounded accordingly. Notably, Interpublic Group of Companies, Inc. charged back significantly when the ad giant's new business development success far exceeded Wall Street's low expectations. We remained committed to Interpublic through its toughest periods, having gained a studied understanding of what we believe was its untapped value, and were rewarded for our patience.

Besides general market recognition, our portion of the Portfolio was also boosted by our constructive conversations with representatives of company boards and management teams, which helped us to better understand their long-term strategic options. Of course, it is a nice coincidence that these discussions occurred during a time when cash-rich private equity firms were on the hunt for our type of low debt, strong cash flow businesses. Accordingly, we benefited from some transactions, and we would not be surprised by more in the future. For example, Realogy Corp.* is being taken private at $30 per share, an 18% premium over recent market prices. Interestingly, our private market value estimate was very close.

In contrast, several holdings detracted from performance. Specifically, Valassis Communications Inc. fell significantly after it entered into an agreement to acquire ADVO, Inc., and then sued to rescind its merger agreement based on fraud and material adverse changes. We exited out of the position after the stock rose on the announcement that it had settled its dispute with ADVO, Inc., and would continue with its planned acquisition. Additionally, McClatchy Co. slid on negative investor sentiment after a Wall Street firm downgraded its stock. Nonetheless, we believe the company is attractively valued, and that its profits should be bolstered by cost savings from its Knight Ridder integration, growing ad revenue and the descent of newsprint costs from record highs.

Opus

Over the review period, our portion of the Portfolio posted excellent absolute returns. However, as with 71% of other active small-cap value managers,** we were unable to match the return of the Index (a general measure of small-cap value stock performance).

The relative performance of our portion of the Portfolio was hurt by poor stock selection in the technology and auto and transportation sectors, and poor stock selection and an overweighting in the energy sector. Energy was the only sector within the Index to deliver negative absolute returns, and our positions in natural gas drilling services companies, such as Pioneer Drilling, Bronco Drilling and Unit Corp., caused our sector return to lag the Index. We continue to believe that energy services companies will outperform in the long term, as drilling activity remains at historically high levels due to diminishing proven reserves and the need for continued exploration. ("Proven reserves" refers to oil and gas considered reasonably certain to be producible using current technology at current prices, with current commercial terms and government consent.) These companies should exhibit strong earnings over a range of energy prices, in contrast with exploration companies, whose earnings typically tend to move in step with the price of the commodity. Trucking and technology distributor stocks, which were poor performers for a good portion of the review period, began to rebound in January 2007; we expect to maintain our overweight in these areas due to what we believe are their low valuations and the continued strength in the US economy.

Investment process (concluded)

MetWest Capital utilizes a bottom-up, fundamental, research-driven style that it believes is ideally suited to the small cap market segment.

*  Not held within this adviser's portion of the Portfolio as of January 31, 2007.

**  Source: Lipper Analytical Services Inc.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Advisors' comments – concluded

Stock selection and an underweight in the financial services sector versus the Index, as well as stock selection and an overweight in the consumer discretionary sector, helped our performance. The consumer discretionary sector was led by Men's Wearhouse, a retailer of men's apparel. Its shares performed well due to the continued expansion of its national tuxedo rental business. Sonic Automotive, an automobile retailer, was another strong performer in the consumer discretionary sector. Sonic's strategy of moving its dealer base toward luxury, foreign and pre-owned automobiles has started to reap dividends.

MetWest Capital

Over the period, our portion of the Portfolio posted strong performance in both absolute and relative terms. As we would expect from our bottom-up, research-driven approach, favorable stock selection was the primary source of outperformance. Stock selection was strong in several sectors, most notably information technology, energy and utilities.

Within the energy sector, Veritas DGC was the top contributor to performance. In September 2006, this provider of high-tech geophysical land surveys to oil companies agreed to be acquired by a strategic buyer, at a price well above our investment cost. In utilities, both ITC Holdings and Dynegy made positive contributions to our relative return. Despite strong performance over the six-month period, these high-quality companies continue to trade at what we view as significant discounts to their intrinsic value, and, in our opinion, possess catalysts that have the potential to propel their stock prices over the coming years. Our portion of the Portfolio also benefited from an underweight in the lagging financials sector. This underweight resulted from individual security selection decisions, rather than a top-down view on the sector.

Stock selection was weakest in the consumer discretionary and health care sectors over the period. Within the consumer discretionary sector, our position in Aftermarket Technology hindered relative performance. We took advantage of recent weakness in the stock to add to our position in September. While many investors focused on transitional issues related to the company's logistics business, we have identified this part of their business as having considerable profit potential over the longer term. Similarly, in health care, we took advantage of what we saw as the market's overreaction to short-term news by adding to Advanced Medical Optics when it lowered its earnings outlook, as our long-term thesis for the company remains intact.

It is also important to note that over the review period, acquisitions were announced for seven of the holdings in our portion of the Portfolio. We believe the number of takeovers offers further validation of both our analysts' valuation work and our commitment to investing in high-quality businesses.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/07	6 months	1 year	5 years	10 years	Since inception°
Before deducting Class A*	15.38%	8.70%	9.77%	N/A	12.55%
maximum sales charge Class B**	14.89%	7.75%	8.87%	N/A	11.77%
or UBS PACE Select Class C***	14.92%	7.85%	8.92%	N/A	11.71%
program fee Class Y****	15.56%	9.04%	10.10%	N/A	13.31%
Class P*****	15.40%	8.80%	9.98%	9.87%	10.83%
After deducting Class A*	9.06%	2.74%	8.54%	N/A	11.52%
maximum sales charge Class B**	9.89%	2.75%	8.59%	N/A	11.77%
or UBS PACE Select Class C***	13.92%	6.85%	8.92%	N/A	11.71%
program fee Class P*****	14.53%	7.18%	8.34%	8.23%	9.18%
Russell 2500 Value Index	15.71%	15.27%	15.81%	13.66%	14.75%
Lipper Small-Cap Value Funds median	13.83%	10.17%	14.04%	12.19%	14.22%

Average annual total returns for periods ended December 31, 2006, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 4.67%; 5-year period, 8.06%; since inception, 11.17%; Class B—1-year period, 4.75%; 5-year period, 8.10%; since inception, 11.42%; Class C—1-year period, 8.85%; 5-year period, 8.44%; since inception, 11.37%; Class Y—1-year period, 11.12%; 5-year period, 9.61%; since inception, 12.97%; Class P—1-year period, 9.21%; 5-year period, 7.86%; 10-year period, 8.30%; since inception, 8.99%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2006 prospectuses were as follows: Class A—1.30% and 1.30%; Class B—2.14% and 2.14%; Class C—2.08% and 2.08%; Class Y—0.97% and 0.97%; and Class P—1.18% and 1.16%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") has entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through December 1, 2007 (excluding interest expense, if any) would not exceed the following: Class A—1.41%; Class B—2.16%; Class C—2.16%; Class Y—1.16%; and Class P—1.16%. The Portfolio has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

°  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A and C shares, November 28, 2000 for Class B shares, and December 20, 2000 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 24, 1995, which is the inception date of the oldest share class (Class P).

*  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

**  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

***  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

****  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

*****  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth rates.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/07
Net assets (mm)	$521.9
Number of holdings	172
Portfolio composition*	01/31/07
Common stocks and warrants	92.8%
Investment company	1.1
ADRs	0.6
Cash equivalents and other assets less liabilities	5.5
Total	100.0%
Top five sectors*	01/31/07
Industrials	27.4%
Financials	21.2
Consumer discretionary	18.3
Information technology	10.5
Health care	4.9
Total	82.3%
Top ten equity holdings*	01/31/07
Markel	2.2%
Energizer Holdings	2.1
Hewitt Associates	2.1
HCC Insurance Holdings	1.8
Mohawk Industries	1.7
Investors Financial Services	1.6
Pitney Bowes	1.6
Anixter International	1.5
IDEX	1.5
Tribune	1.5
Total	17.6%

*  Weightings represent percentages of the Portfolio's net assets as of January 31, 2007. The Portfolio is actively managed and its composition will vary over time.

ADR  American Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2007 (unaudited)

Common stocks—93.36% Security description	Number of shares	Value
Aerospace & defense—1.68%
Armor Holdings, Inc.*	49,500	$2,994,750
BE Aerospace, Inc.*	73,400	2,185,852
Hexcel Corp.1, *	133,000	2,558,920
Ladish Co, Inc.*	25,000	1,017,500
		8,757,022
Airlines—0.21%
SkyWest, Inc.	41,000	1,112,740
Auto components—0.75%
Aftermarket Technology Corp.*	98,000	2,112,880
BorgWarner, Inc.	26,000	1,782,040
		3,894,920
Automobiles—0.54%
Thor Industries, Inc.[1]	34,000	1,436,840
Winnebago Industries, Inc.[1]	41,000	1,375,140
		2,811,980
Banks—5.45%
Boston Private Financial Holdings, Inc.	93,000	2,689,560
Cathay General Bancorp	73,000	2,530,180
City National Corp.	61,800	4,445,274
CVB Financial Corp.	186,800	2,335,000
Investors Financial Services Corp.[1]	175,600	8,212,812
Prosperity Bancshares, Inc.[1]	63,000	2,205,000
Superior Bancorp*	137,000	1,535,770
TD Banknorth, Inc.	69,642	2,245,954
W Holding Co., Inc.[1]	429,000	2,256,540
		28,456,090
Chemicals—0.76%
Landec Corp.*	128,000	1,568,000
RPM International, Inc.[1]	103,000	2,392,690
		3,960,690
Commercial services & supplies—14.59%
Adesa, Inc.	94,000	2,727,880
Dun & Bradstreet Corp.	26,500	2,252,500
Equifax, Inc.	122,600	5,091,578
FTI Consulting, Inc.*	28,500	781,185
G & K Services, Inc., Class A	21,900	816,651
H&R Block, Inc.[1]	310,800	7,645,680
Herman Miller, Inc.[1]	173,500	6,523,600
Hewitt Associates, Inc., Class A1, *	401,500	10,816,410
Kforce, Inc.*	117,700	1,678,402
LECG Corp.*	132,300	1,903,797
Navigant Consulting, Inc.*	229,700	4,773,166
Pitney Bowes, Inc.[1]	170,700	8,171,409
Schawk, Inc.[1]	78,000	1,386,060
School Specialty, Inc.1, *	65,000	2,531,750

Security description	Number of shares	Value
Commercial services & supplies—(concluded)
ServiceMaster Co.	419,900	$5,479,695
Steelcase, Inc., Class A	343,500	6,729,165
United Stationers, Inc.1, *	89,700	4,571,112
Watts Water Technologies, Inc., Class A	51,500	2,264,455
		76,144,495
Communications equipment—0.86%
Avocent Corp.*	67,900	2,345,266
CommScope, Inc.*	66,000	2,132,460
		4,477,726
Computers & peripherals—0.47%
Avid Technology, Inc.1, *	66,000	2,442,000
Containers & packaging—0.44%
AptarGroup, Inc.[1]	37,800	2,306,178
Diversified consumer services—2.13%
Career Education Corp.*	214,775	6,157,599
Corinthian Colleges, Inc.*	175,000	2,285,500
DeVry, Inc.[1]	95,800	2,697,728
		11,140,827
Diversified financials—5.71%
Affiliated Managers Group, Inc.1, *	24,000	2,673,600
A.G. Edwards, Inc.	91,600	6,064,836
Apollo Investment Corp.	124,000	2,752,800
Ares Capital Corp.[1]	76,100	1,509,824
Asset Acceptance Capital Corp.*	77,700	1,198,911
ASTA Funding, Inc.[1]	75,600	2,435,832
CompuCredit Corp.1, *	71,800	2,541,002
Janus Capital Group, Inc.[1]	361,300	7,399,424
MCG Capital Corp.	162,300	3,208,671
		29,784,900
Diversified telecommunication services—0.54%
General Communication, Inc., Class A*	184,000	2,844,640
Electric utilities—0.89%
ITC Holdings Corp.	62,000	2,697,000
Pike Electric Corp.1, *	121,000	1,968,670
		4,665,670
Electrical equipment—3.78%
AMETEK, Inc.	50,250	1,741,665
Brady Corp., Class A1	188,050	7,042,473
Energizer Holdings, Inc.1, *	128,400	10,943,532
		19,727,670
Electronic equipment & instruments—5.76%
Anixter International, Inc.1, *	143,900	7,953,353
Arrow Electronics, Inc.*	69,500	2,449,875
Avnet, Inc.1, *	82,300	2,555,415
Benchmark Electronics, Inc.1, *	195,400	4,425,810

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2007 (unaudited)

Common stocks—(continued) Security description	Number of shares	Value
Electronic equipment & instruments—(concluded)
Coherent, Inc.*	58,000	$1,783,500
Ingram Micro, Inc., Class A*	125,100	2,440,701
Insight Enterprises, Inc.1, *	144,800	2,943,784
LoJack Corp.*	91,000	1,631,630
Roper Industries, Inc.	41,000	2,128,720
TTM Technologies, Inc.1, *	164,500	1,761,795
		30,074,583
Energy equipment & services—1.76%
Helmerich & Payne, Inc.	86,200	2,312,746
Oceaneering International, Inc.*	61,500	2,427,405
Oil States International, Inc.1, *	72,900	2,100,978
Tidewater, Inc.	45,800	2,361,906
		9,203,035
Food & drug retailing—0.32%
Performance Food Group Co.1, *	56,000	1,660,960
Food products—1.83%
Brooklyn Cheesecake & Desserts Co., Inc.2, *	34,680	8,670
Fresh Del Monte Produce, Inc.[1]	62,000	954,800
J&J Snack Foods Corp.	58,370	2,409,514
J.M. Smucker Co.	129,800	6,164,202
		9,537,186
Gas utilities—0.70%
Atmos Energy Corp.	39,900	1,246,476
New Jersey Resources Corp.	52,000	2,423,200
		3,669,676
Healthcare equipment & supplies—1.31%
Advanced Medical Optics, Inc.1, *	73,000	2,682,750
Cooper Cos., Inc.	57,000	2,718,900
Invacare Corp.	66,000	1,424,940
		6,826,590
Healthcare providers & services—2.48%
IMS Health, Inc.[1]	201,700	5,821,062
LifePoint Hospitals, Inc.*	55,500	1,885,890
Option Care, Inc.[1]	52,500	692,475
Triad Hospitals, Inc.*	47,700	2,027,250
United Surgical Partners International, Inc.1, *	82,000	2,498,540
		12,925,217
Hotels, restaurants & leisure—0.35%
Landry's Restaurants, Inc.	61,200	1,832,940
Household durables—3.78%
ACCO Brands Corp.1, *	143,900	3,472,307
Black & Decker Corp.[1]	84,400	7,366,432

Security description	Number of shares	Value
Household durables—(concluded)
Mohawk Industries, Inc.1, *	108,000	$8,901,360
		19,740,099
Industrial conglomerates—0.54%
Chemed Corp.	54,850	2,002,025
Tredegar Corp.	34,660	796,140
		2,798,165
Insurance—8.00%
American Financial Group, Inc.	85,400	3,016,328
Arch Capital Group Ltd.*	35,900	2,318,781
Delphi Financial Group, Inc., Class A	58,300	2,299,352
HCC Insurance Holdings, Inc.	308,201	9,625,117
Infinity Property & Casualty Corp.	56,000	2,679,040
Markel Corp.*	23,300	11,302,830
Navigators Group, Inc.*	50,000	2,389,500
Selective Insurance Group, Inc.[1]	43,500	2,238,075
StanCorp Financial Group, Inc.	85,500	4,091,175
Stewart Information Services Corp.	43,000	1,807,720
		41,767,918
IT consulting & services—1.81%
BearingPoint, Inc.1, *	471,400	3,775,914
CACI International, Inc., Class A*	21,600	1,015,848
Gartner, Inc.*	92,000	2,011,120
Unisys Corp.*	307,000	2,646,340
		9,449,222
Leisure equipment & products—2.29%
K2, Inc.*	143,000	1,727,440
MarineMax, Inc.1, *	89,900	2,171,984
Mattel, Inc.	255,750	6,230,070
RC2 Corp.1, *	45,500	1,797,705
		11,927,199
Machinery—3.12%
Barnes Group, Inc.[1]	130,400	2,793,168
Harsco Corp.	30,500	2,619,340
IDEX Corp.	149,100	7,738,290
Kaydon Corp.	16,900	728,390
Kennametal, Inc.	17,500	1,081,500
Timken Co.	46,800	1,338,948
		16,299,636
Media—6.54%
Carmike Cinemas, Inc.[1]	45,000	1,005,300
Central European Media Enterprises Ltd., Class A*	37,000	3,211,230
Harte-Hanks, Inc.	121,900	3,304,709
Interpublic Group of Cos., Inc.1, *	573,000	7,540,680
Lee Enterprises, Inc.	135,250	4,494,357

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2007 (unaudited)

Common stocks—(concluded) Security description	Number of shares	Value
Media—(concluded)
McClatchy Co., Class A1	164,300	$6,355,124
Saga Communications, Inc., Class A*	63,400	586,450
Tribune Co.[1]	250,500	7,650,270
		34,148,120
Metals & mining—0.59%
Gibraltar Industries, Inc.	87,800	2,153,734
Quanex Corp.[1]	23,200	909,208
		3,062,942
Multi-line retail—0.65%
Fred's, Inc.	251,200	3,378,640
Multi-utilities—0.50%
Dynegy, Inc., Class A*	372,000	2,622,600
Oil & gas—2.27%
Berry Petroleum Co.[1]	70,900	2,200,736
Bronco Drilling Co., Inc.1, *	96,100	1,525,107
Pioneer Drilling Co.1, *	126,700	1,605,289
Quicksilver Resources, Inc.1, *	69,000	2,736,540
Tsakos Energy Navigation Ltd.[1]	83,300	3,778,488
		11,846,160
Paper & forest products—0.44%
Neenah Paper, Inc.	67,500	2,303,775
Pharmaceuticals—1.07%
Aspreva Pharmaceuticals Corp.1, *	96,300	1,920,222
Par Pharmaceutical Cos, Inc.*	42,000	1,107,960
Sciele Pharma, Inc.*	107,000	2,541,250
		5,569,432
Real estate—2.05%
Bluegreen Corp.1, *	99,000	1,294,920
DiamondRock Hospitality Co.	119,200	2,246,920
Equity Inns, Inc.[1]	135,700	2,239,050
Highland Hospitality Corp.[1]	141,300	2,243,844
LaSalle Hotel Properties	56,400	2,685,204
		10,709,938
Road & rail—1.93%
Arkansas Best Corp.[1]	42,600	1,628,172
Con-way, Inc.	39,100	1,944,834
Greenbrier Cos, Inc.[1]	37,800	1,091,286
Landstar System, Inc.	59,500	2,516,255
USA Truck, Inc.1, *	68,000	1,088,680
YRC Worldwide, Inc.1, *	41,000	1,818,350
		10,087,577

Security description	Number of shares	Value
Semiconductor equipment & products—0.41%
MKS Instruments, Inc.1, *	97,700	$2,136,699
Software—1.54%
Business Objects S.A., ADR*	77,000	2,898,280
Hyperion Solutions Corp.*	55,000	2,322,100
Manhattan Associates, Inc.*	7,240	203,227
MSC. Software Corp.*	165,000	2,590,500
		8,014,107
Specialty retail—1.85%
Claire's Stores, Inc.	75,600	2,600,640
Men's Wearhouse, Inc.[1]	88,600	3,804,484
Sonic Automotive, Inc.[1]	104,300	3,269,805
		9,674,929
Textiles & apparel—0.51%
UniFirst Corp.	64,000	2,657,920
Trading companies & distributors—0.16%
Huttig Building Products, Inc.*	149,000	815,030
Total common stocks (cost—$406,891,041)		487,267,843
Investment company[1]—1.14%
iShares Russell 2000 Value Index Fund (cost—$5,849,234)	73,000	5,927,600
	Number of warrants
Warrants2, 3, *—0.00%
Consumer products—0.00%
American Banknote Corp. strike price $10.00, expires 10/01/07	122	0
American Banknote Corp. strike price $12.50, expires 10/01/07	122	0
		0
Diversified financials—0.00%
Imperial Credit Industries, Inc. strike price $2.15, expires 01/31/08	4,914	0
Total warrants (cost—$0)		0

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)		Maturity dates	Interest rates	Value
Repurchase agreement—4.30%
$22,472	Repurchase agreement dated 01/31/07 with State Street Bank & Trust Co., collateralized by $22,838,522 US Treasury Notes, 3.000% to 4.875% due 10/31/07 to 04/30/08; (value—$22,921,785); proceeds: $22,475,027 (cost—$22,472,000)	02/01/07	4.850%	$22,472,000
Number of shares (000)
Investments of cash collateral from securities loaned—24.99%
Money market funds[4]—16.46%
1	AIM Liquid Assets Portfolio		5.189	675
79	AIM Prime Portfolio		5.194	78,592
288	DWS Money Market Series		5.183	287,824
85,550	UBS Private Money Market Fund LLC[5]		5.209	85,550,234
Total money market funds (cost—$85,917,325)				85,917,325
Principal amount (000)
Repurchase agreements—8.53%
$30,000	Repurchase agreement dated 01/31/07 with Barclays Bank PLC, collateralized by $30,675,000 Federal National Mortgage Association obligations, 5.250% due 01/22/10; (value—$30,600,230); proceeds: $30,004,383	02/01/07	5.260	30,000,000
14,500	Repurchase agreement dated 01/31/07 with Merrill Lynch & Co., collateralized by $14,755,000 US Treasury Notes, 4.625% due 11/15/09; (value—$14,790,675); proceeds: $14,502,119	02/01/07	5.260	14,500,000
Total repurchase agreements (cost—$44,500,000)				44,500,000
Total investments of cash collateral from securities loaned (cost—$130,417,325)				130,417,325
Total investments (cost—$565,629,600) — 123.79%				646,084,768
Liabilities in excess of other assets—(23.79)%				(124,160,748)
Net assets—100.00%				$521,924,020

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2007.

2  Illiquid securities representing 0.00% of net assets as of January 31, 2007.

3  Security is being fair valued by a valuation committee under the direction of the board of trustees.

4  Interest rates shown reflect yield at January 31, 2007.

5  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2007.

Security description	Value at 07/31/06	Purchases during the six months ended 01/31/07	Sales during the six months ended 01/31/07	Value at 01/31/07	Net income earned from affiliate for the six months ended 01/31/07
UBS Private Money Market Fund LLC	$26,143,715	$443,469,106	$384,062,587	$85,550,234	$30,019

ADR  American Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2007 (unaudited)

Issuer breakdown by country, commonwealth or territory of origin

Percentage of total investments
United States	97.2%
Bermuda	1.4
France	0.5
Puerto Rico	0.4
Canada	0.3
Cayman Islands	0.2
Total	100.0%

See accompanying notes to financial statements

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Performance

For the six months ended January 31, 2007, the Portfolio's Class P shares returned 13.13% (before deduction of the maximum UBS PACE Select program fee; 12.28% after deduction of the maximum UBS PACE Select program fee). In comparison, the Russell 2500 Growth Index (the "Index") returned 15.99%, and the median return of the Lipper Mid-Cap Growth Funds category was 13.67%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 129. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

Market review

The investor pessimism that pervaded markets from April through July 2006 finally gave way in August, as commodity prices experienced a significant drop and the Federal Reserve Board (the "Fed") finally paused in its two-plus-year regimen of successive short-term interest rate hikes. The rally continued unabated through January 31, 2007, as evidence mounted that the threat of inflation had diminished, and that interest rates and commodity prices would remain stable. Encouraged by the prospect of continued economic growth, investors drove stocks to double-digit returns across the entire capitalization and style spectrum. Large-cap stocks, which were the early beneficiaries as investors shed their risk aversion in August, handed the baton to small caps in October, so that by the end of the six-month period, returns across capitalizations were fairly even. Gains were also widespread and, among small/mid-cap growth stocks, nearly every sector of the Index posted double-digit returns. The exception was the energy sector, which actually fell.

Advisors' comments

Delaware

Our portion of the Portfolio rose strongly during the reporting period, and fell just short of matching the return of the Index. Overall stock selection was positive, with strong contributions coming from the consumer nondurables, financials, energy and basic industry/capital goods sectors. Offsetting this strength, however, was relative weakness among our technology and health care stocks. In addition, our overall sector positioning detracted from results, where an underweight in the

UBS PACE Select Advisors Trust – UBS PACE Small/Medium Co Growth
Equity Investments

Advisors:

Delaware Management Company, ForstmannLeff, LLC ("ForstmannLeff") and Riverbridge Partners, LLC ("Riverbridge")

Portfolio Managers:

Delaware Management Company: Team, led by Marshall T. Bassett (until February 28, 2007);

ForstmannLeff: Team, led by Beth Dater and Sammy Oh

Riverbridge: Team, led by Mark Thompson

Objective:

Capital appreciation

Investment process:

Delaware Management Company invests primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market, with market capitalizations of less than $6 billion at the time of purchase. Up to 5% of the total assets may be invested in US dollar-denominated foreign securities. The advisor employs bottom-up, fundamental analysis to identify companies that have substantially above-average earnings growth potential because of management changes, new products, growth of established products or structural changes in the economy. Management generally sells stocks that no longer meet its selection criteria or are at risk for fundamental deterioration, or when it identifies more attractive investment opportunities.

ForstmannLeff seeks fundamentally strong and dynamic small- and mid-cap companies that are trading at a discount to their growth rates. ForstmannLeff's goal is to ascertain a

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Advisors' comments – continued

consumer durables sector—the best-performing sector in the Index—was the principal offender.

Among individual stocks, positive contributors were well-diversified. Leading the way was medical device manufacturer Micrus Endovascular, which rose significantly on stronger-than-expected sales as utilization of its devices to treat aneurysms increased significantly. The top absolute performer was Wynn Resorts, also up significantly, on investor reaction to the strength of its newly opened casino in Macau and its announcement of a special dividend. Specialty metals manufacturer Allegheny Technologies rose on strong revenue and earnings growth. Hibbett Sporting Goods was up nearly as much in response to continued strong sales and earnings growth, driven by resurgent consumer spending.

Contributing significantly to the disappointing results from the health care sector was biotech firm Telik. Its shares fell precipitously in the last week of 2006, after disclosing inconclusive results in one of its developmental drug trials due to poor trial management. Given our conviction about the efficacy of the drug in question, we believe the market severely overreacted, and we continue to hold the stock. This conviction was confirmed, in part, by the stock's significant rise in January 2007. Elsewhere, Microsemi Corp. fell after lowering its fourth quarter earnings outlook due to what it saw as general weakness in the semiconductor market. We continue to hold the stock for its long-term outlook. Additionally, NutriSystem took a breather from its incredible run, as its shares declined. During the period, investors responded negatively to the company's increased marketing and customer acquisition costs. Despite this, we continue to hold the stock for its long-term prospects.

(Note: After the close of the fiscal reporting period, Delaware Management Company was replaced by Copper Rock Capital Partners, LLC, and this portion of the Portfolio was repositioned to reflect the investment strategies of another firm; hence, many stocks named above may no longer be in this segment of the Portfolio.)

ForstmannLeff

While our portion of the Portfolio generated a strong absolute return during the period, it slightly lagged the Index. We benefited from strong advances in the majority of our holdings, but a few holdings in the technology and energy sectors created a drag on performance.

For example, Equinix, a provider of Internet networking services, was the largest contributor to returns. Redback Networks, another Internet infrastructure technology company, posted one of our largest gains as a result of its announcement that it would be acquired by Ericsson. RTI International Metals, which had experienced a sharp reversal in share price during the second quarter of 2006, recovered and advanced significantly during this reporting period.

Investment process (concluded)

dynamic of growth before it manifests in consensus estimates. ForstmannLeff believes that it can be successful because it believes that the small- and mid-cap market is inherently less efficient than the large-cap market.

Riverbridge believes that earnings power determines the value of a franchise. Riverbridge focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over long periods of time. Riverbridge looks to invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Advisors' comments – continued

Despite the strong performance of Equinix and Redback Networks, the technology sector was the primary detractor from relative performance during this time period. Microsemi Corporation experienced the most significant decline when the company reduced its financial outlook for the fourth quarter of fiscal 2006. We re-examined our investment thesis and affirmed that we should maintain the position in the Portfolio. As opposed to anything product-specific, the company's shortfall was due to the cyclically weak conditions across the markets it serves, and the company incurred increased expenses due to acquisitions. We believe these acquisitions are strategic and that by 2008, the company's financials should reflect their benefit.

Denbury Resources was the other primary detractor from performance. Denbury is a specialized energy producer using carbon dioxide injection to extract incremental oil and gas from known fields. The stock came under pressure when crude oil retreated back below $70 per barrel, though the company's production is expected to remain profitable, even if oil were to trade at $40 per barrel.

Riverbridge

Our portion of the Portfolio experienced strong absolute performance during the six-month reporting period, but lagged the Index on a relative basis.

During the period, lower-quality companies outperformed their higher-quality counterparts. Companies possessing the greatest amount of economic sensitivity benefited the most from the robust domestic economy, coupled with the Federal Reserve Board's suspension of its tightening policy. We, however, aim to invest in high-quality growth companies that we believe have the ability to grow their earnings regardless of the overall economic environment. While this discipline is expected to lower our overall exposure to economic risk; it also means that our holdings do not receive the same incremental demand from a strong economic backdrop.

Our consumer discretionary holdings outperformed those contained in the Index. The segment that detracted the most from performance was our information technology stocks. Collectively, they underperformed their counterparts contained in the Index.

At the security level, F5 Networks was the top-performing holding during this period. Strong demand and compelling new product launches propelled the stock higher. Other holdings that performed well included First Consulting Group, Synovis Life Technologies and Medicis Pharmaceutical.

Microsemi was the weakest-performing stock during the period. The company faced a headwind with slowing demand for analog chips, and experienced increased operating expenses associated with a recent acquisition. Symyx Technologies, W-H Energy Services and ArthroCare also struggled during the period.

We do not expect our positioning to meaningfully change in the near future. Our portion of the Portfolio remains positioned with companies that have very little debt on their balance sheets and appear capable of internally financing their future growth. Consequently, we do not believe our holdings will be as vulnerable as many other firms to increased costs for borrowing or raising capital to grow their businesses.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Advisors' comments – concluded

On a sector basis, our portion of the Portfolio's holdings in the consumer discretionary, producer durables, health care and materials and processing sectors all outperformed. In contrast, our holdings in technology, energy and transportation lagged. We continue to believe investment success will be derived more from the early identification of small and dynamic companies that are growing, as opposed to positioning for macroeconomic themes that can be very difficult to predict. As always, we are devoting our efforts to identifying those companies that appear poised to achieve growth in excess of the consensus. Our portion of the Portfolio remains broadly diversified at the sector level, as well as among its individual holdings.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk. Also, to the extent the Portfolio invests a large portion of its assets in technology companies, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in the technology sector.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/07	6 months	1 year	5 years	10 years	Since inception°
Before deducting Class A*	12.98%	2.87%	7.71%	N/A	1.66%
maximum sales charge Class B**	12.54%	1.96%	6.76%	N/A	0.83%
or UBS PACE Select Class C***	12.56%	2.01%	6.85%	N/A	0.88%
program fee Class Y****	13.29%	3.26%	8.07%	N/A	4.48%
Class P*****	13.13%	3.02%	7.97%	10.25%	9.81%
After deducting Class A*	6.77%	-2.77%	6.50%	N/A	0.73%
maximum sales charge Class B**	7.54%	-3.00%	6.45%	N/A	0.83%
or UBS PACE Select Class C***	11.56%	1.02%	6.85%	N/A	0.88%
program fee Class P*****	12.28%	1.48%	6.36%	8.61%	8.17%
Russell 2500 Growth Index	15.99%	7.68%	9.25%	7.13%	8.14%
Lipper Mid-Cap Growth Funds median	13.67%	4.66%	7.10%	7.97%	9.73%

Average annual total returns for periods ended December 31, 2006, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 2.41%; 5-year period, 5.10%; since inception, 0.42%; Class B—1-year period, 2.38%; 5-year period, 5.02%; since inception, 0.52%; Class C—1-year period, 6.56%; 5-year period, 5.45%; since inception, 0.58%; Class Y—1-year period, 8.77%; 5-year period, 6.64%; since inception, 4.18%; Class P—1-year period, 6.97%; 5-year period, 4.96%; 10-year period, 8.80%; since inception, 8.06%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2006 prospectuses were as follows: Class A—1.32% and 1.32%; Class B—2.27% and 2.13%; Class C—2.11% and 2.11%; Class Y—0.95% and 0.95%; and Class P—1.18% and 1.13%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") has entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through December 1, 2007 (excluding interest expense, if any) would not exceed the following: Class A—1.38%; Class B—2.13%; Class C—2.13%; Class Y—1.13%; and Class P—1.13%. The Portfolio has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

°  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and February 12, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 24, 1995, which is the inception date of the oldest share class (Class P).

*  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

**  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

***  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

****  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

*****  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth rates.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/07
Net assets (mm)	$501.2
Number of holdings	204
Portfolio composition*	01/31/07
Common stocks	95.6%
ADRs	1.5
Cash equivalents and other assets less liabilities	2.9
Total	100.0%
Top five sectors*	01/31/07
Information technology	26.3%
Industrials	19.6
Health care	18.9
Consumer discretionary	12.5
Financials	9.7
Total	87.0%
Top ten equity holdings*	01/31/07
Microsemi	1.8%
Stericycle	1.4
WebEx Communications	1.3
W-H Energy Services	1.1
Akamai Technologies	1.1
Resources Connection	1.1
Monster Worldwide	1.0
Activision	1.0
Gentex	1.0
Techne	0.9
Total	11.7%

*  Weightings represent percentages of the Portfolio's net assets as of January 31, 2007. The Portfolio is actively managed and its composition will vary over time.

ADR  American Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2007 (unaudited)

Common stocks—97.06% Security description	Number of shares	Value
Aerospace & defense—1.37%
BE Aerospace, Inc.1, *	106,200	$3,162,636
World Fuel Services Corp.[1]	81,200	3,723,020
		6,885,656
Air freight & couriers—0.44%
UTI Worldwide, Inc.	72,200	2,194,880
Auto components—1.42%
Gentex Corp.	282,000	4,932,180
Wabtec Corp.	68,300	2,186,966
		7,119,146
Banks—0.98%
Compass Bancshares, Inc.	33,900	2,064,510
East West Bancorp, Inc.	52,943	2,033,011
KBW, Inc.1, *	27,600	804,540
		4,902,061
Biotechnology—4.88%
Cepheid, Inc.1, *	395,384	3,269,826
CV Therapeutics, Inc.1, *	27,400	369,626
Invitrogen Corp.1, *	32,300	1,977,729
Lifecell Corp.1, *	48,300	1,154,853
Neogen Corp.*	95,882	2,185,151
PDL BioPharma, Inc.*	223,794	4,590,015
Progenics Pharmaceuticals, Inc.*	48,151	1,443,085
Rigel Pharmaceuticals, Inc.1, *	64,400	730,940
Techne Corp.*	82,000	4,759,280
Telik, Inc.1, *	172,500	1,157,475
United Therapeutics Corp.1, *	52,900	2,835,440
		24,473,420
Building products—0.56%
Watsco, Inc.	54,800	2,795,896
Chemicals—2.00%
Balchem Corp.	97,350	1,494,323
Landec Corp.*	208,250	2,551,062
Spartech Corp.	128,000	3,586,560
Symyx Technologies, Inc.*	122,000	2,369,240
		10,001,185
Commercial services & supplies—10.00%
BISYS Group, Inc.*	220,780	2,819,361
Cenveo, Inc.*	50,700	1,185,366
Corporate Executive Board Co.	21,100	1,914,403
First Consulting Group, Inc.*	261,341	3,353,005
G & K Services, Inc., Class A	78,000	2,908,620
Global Cash Access Holdings, Inc.1, *	156,900	2,513,538
Iconix Brand Group, Inc.*	122,300	2,434,993
Mobile Mini, Inc.1, *	95,000	2,526,050
MoneyGram International, Inc.	66,200	1,985,338

Security description	Number of shares	Value
Commercial services & supplies—(concluded)
Monster Worldwide, Inc.*	106,484	$5,261,375
Resources Connection, Inc.*	168,120	5,278,968
Rollins, Inc.	96,000	2,094,720
Sotheby's	60,800	2,254,464
Stericycle, Inc.1, *	94,000	7,238,000
TeleTech Holdings, Inc.*	97,100	2,616,845
Universal Technical Institute, Inc.1, *	66,000	1,560,900
Waste Connections, Inc.*	50,013	2,179,066
		50,125,012
Communications equipment—2.89%
Digi International, Inc.*	205,000	2,546,100
Echelon Corp.1, *	160,000	1,195,200
Emulex Corp.*	43,700	775,675
F5 Networks, Inc.1, *	50,795	3,628,795
Foundry Networks, Inc.*	116,600	1,687,202
Polycom, Inc.*	73,300	2,464,346
Tellabs, Inc.*	219,100	2,206,337
		14,503,655
Computers & peripherals—2.04%
Electronics For Imaging*	116,600	2,687,630
Focus Media Holding Ltd., ADR*	28,100	2,322,746
Isilon Systems, Inc.*	66,500	1,535,485
Rackable Systems, Inc.1, *	70,400	1,344,640
Stratasys, Inc.1, *	72,000	2,321,280
		10,211,781
Containers & packaging—0.60%
Jarden Corp.1, *	81,400	2,984,938
Distributors—0.77%
WESCO International, Inc.*	63,665	3,865,739
Diversified financials—5.18%
Affiliated Managers Group, Inc.1, *	23,300	2,595,620
Bankrate, Inc.1, *	59,500	2,350,845
Euronet Worldwide, Inc.1, *	56,701	1,636,391
First Cash Financial Services, Inc.*	137,800	3,235,544
Home Bancshares, Inc.[1]	44,400	1,109,556
International Securities Exchange Holdings, Inc.	42,700	1,769,061
Investment Technology Group, Inc.*	58,100	2,533,160
Jefferies Group, Inc.	71,400	2,103,444
Nasdaq Stock Market, Inc.1, *	75,300	2,566,224
Nuveen Investments, Class A	39,900	1,975,050
Portfolio Recovery Associates, Inc.1, *	94,600	4,112,262
		25,987,157
Diversified telecommunication services—0.30%
SAVVIS, Inc.*	33,700	1,510,434

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2007 (unaudited)

Common stocks—(continued) Security description	Number of shares	Value
Electrical equipment—1.67%
General Cable Corp.*	87,500	$3,773,875
IPG Photonics Corp.*	27,900	736,839
Regal-Beloit Corp.	32,000	1,610,240
Woodward Governor Co.[1]	54,100	2,263,544
		8,384,498
Electronic equipment & instruments—2.07%
Greatbatch, Inc.1, *	140,000	4,114,600
Itron, Inc.*	49,100	2,830,124
Suntech Power Holdings Co., Ltd., ADR*	40,300	1,483,040
Tech Data Corp.*	51,900	1,927,566
		10,355,330
Energy equipment & services—1.95%
Cooper Cameron Corp.*	44,100	2,315,250
Grant Prideco, Inc.1, *	51,500	2,017,770
W-H Energy Services, Inc.*	120,000	5,445,600
		9,778,620
Food & drug retailing—1.44%
Performance Food Group Co.1, *	102,000	3,025,320
United Natural Foods, Inc.*	127,348	4,207,578
		7,232,898
Food products—0.64%
USANA Health Sciences, Inc.1, *	60,000	3,184,800
Health care equipment & supplies—7.34%
American Medical Systems Holdings, Inc.1, *	93,300	1,856,670
AngioDynamics, Inc.1, *	87,000	2,296,800
ArthroCare Corp.1, *	60,000	2,214,000
Aspect Medical Systems, Inc.1, *	41,760	695,304
Dade Behring Holdings, Inc.	49,200	2,070,336
Endologix, Inc.*	199,300	896,850
Hologic, Inc.*	84,120	4,664,454
I-Flow Corp.1, *	146,941	2,301,096
Immucor, Inc.*	47,625	1,502,093
Integra LifeSciences Holdings*	80,390	3,460,789
Kyphon, Inc.*	70,000	3,275,300
Micrus Endovascular Corp.*	150,000	3,562,500
Millipore Corp.*	36,500	2,499,520
SurModics, Inc.1, *	41,075	1,477,057
Synovis Life Technologies, Inc.*	158,744	1,960,488
West Pharmaceutical Services, Inc.[1]	42,800	2,077,084
		36,810,341
Health care providers & services—4.99%
Express Scripts, Inc.*	38,200	2,655,664
Henry Schein, Inc.*	54,400	2,761,888

Security description	Number of shares	Value
Health care providers & services—(concluded)
Manor Care, Inc.	40,500	$2,156,220
MAXIMUS, Inc.	114,310	3,446,446
Omnicare, Inc.[1]	13,600	546,584
Pediatrix Medical Group, Inc.*	82,694	4,344,743
Pharmaceutical Product Development, Inc.	71,400	2,463,300
Sierra Health Services, Inc.*	80,236	3,225,487
Symbion, Inc.*	104,200	1,948,540
Universal Health Services, Inc., Class B	25,300	1,465,629
		25,014,501
Hotels, restaurants & leisure—4.47%
Boyd Gaming Corp.	46,769	2,224,801
Cheesecake Factory, Inc.*	65,000	1,795,950
Chipotle Mexican Grill, Inc., Class A1, *	43,000	2,555,060
LIFE TIME FITNESS, Inc.*	30,800	1,669,360
Penn National Gaming, Inc.*	48,679	2,133,114
Scientific Games Corp., Class A*	139,986	4,345,165
Sonic Corp.1, *	68,989	1,532,246
Vail Resorts, Inc.1, *	92,100	4,259,625
Wynn Resorts Ltd.[1]	17,000	1,899,580
		22,414,901
Industrial conglomerates—0.52%
Chemed Corp.	72,000	2,628,000
Insurance—1.42%
AmCOMP, Inc.*	175,700	1,890,532
Employers Holdings, Inc.*	32,500	552,500
First Mercury Financial Corp.*	51,200	1,121,280
HCC Insurance Holdings, Inc.[1]	63,893	1,995,378
Tower Group, Inc.*	46,900	1,575,840
		7,135,530
Internet & catalog retail—0.31%
Nutri/System, Inc.*	34,700	1,528,535
Internet software & services—4.09%
Akamai Technologies, Inc.*	94,669	5,318,504
CNET Networks, Inc.*	231,300	2,116,395
Digital River, Inc.*	37,800	1,934,604
Equinix, Inc.1, *	55,868	4,696,823
WebEx Communications, Inc.*	173,000	6,414,840
		20,481,166
IT consulting & services—1.25%
Keane, Inc.1, *	210,970	2,567,505
Perot Systems Corp., Class A*	116,600	1,905,244
Satyam Computer Services Ltd., ADR[1]	77,100	1,794,888
		6,267,637

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2007 (unaudited)

Common stocks—(concluded) Security description	Number of shares	Value
Machinery—3.42%
Bucyrus International, Inc., Class A	47,400	$2,199,834
Dynamic Materials Corp.[1]	109,200	3,225,768
ESCO Technologies, Inc.*	56,910	2,718,591
Joy Global, Inc.	60,700	2,820,729
Kaydon Corp.	61,170	2,636,427
Middleby Corp.1, *	31,700	3,543,426
		17,144,775
Metals & mining—1.79%
Allegheny Technologies, Inc.	29,100	3,011,559
Foundation Coal Holdings, Inc.[1]	73,200	2,436,096
RTI International Metals, Inc.*	42,800	3,498,900
		8,946,555
Multi-line retail—0.30%
Fred's, Inc [1]	111,000	1,492,950
Oil & gas—1.37%
Carrizo Oil & Gas, Inc.*	56,500	1,621,550
Denbury Resources, Inc.*	116,864	3,237,133
Helix Energy Solutions Group, Inc.*	63,100	2,029,927
		6,888,610
Pharmaceuticals—1.67%
Medicis Pharmaceutical Corp., Class A1	65,000	2,465,450
MGI Pharma, Inc.1, *	92,100	1,770,162
Nastech Pharmaceutical Co., Inc.1, *	127,600	1,675,388
Sciele Pharma, Inc.1, *	103,617	2,460,904
		8,371,904
Real estate—2.06%
Ashford Hospitality Trust	158,000	1,944,980
Brookdale Senior Living, Inc.[1]	56,370	2,705,760
Host Hotels & Resorts, Inc.	72,300	1,913,781
Jones Lang LaSalle, Inc.	20,000	2,090,000
Williams Scotsman International, Inc.*	83,100	1,680,282
		10,334,803
Road & rail—1.28%
Florida East Coast Industries, Inc.[1]	46,400	2,811,840
J.B. Hunt Transport Services, Inc.[1]	63,600	1,598,268
Landstar System, Inc.	47,700	2,017,233
		6,427,341
Semiconductor equipment & products—5.51%
Cymer, Inc.*	30,500	1,288,015
Entegris, Inc.*	348,002	3,734,061
Integrated Device Technology, Inc.*	179,200	2,711,296
LSI Logic Corp.*	149,800	1,408,120
Microsemi Corp.1, *	484,228	8,812,950
Power Integrations, Inc.1, *	110,000	2,494,800

Security description	Number of shares	Value
Semiconductor equipment & products—(concluded)
RF Micro Devices, Inc.*	76,700	$592,124
Rudolph Technologies, Inc.*	88,623	1,385,177
Semtech Corp.1, *	127,300	1,744,010
Trident Microsystems, Inc.*	62,700	1,308,549
Varian Semiconductor Equipment Associates, Inc.1, *	51,639	2,124,945
		27,604,047
Software—8.44%
Activision, Inc.*	300,832	5,123,169
Amdocs Ltd.*	49,400	1,713,192
Business Objects S.A., ADR*	47,400	1,784,136
Citrix Systems, Inc.*	98,780	3,128,363
DivX, Inc.1, *	69,200	1,465,656
Emageon, Inc.1, *	128,700	1,544,400
Gartner, Inc.*	53,500	1,169,510
Informatica Corp.1, *	283,549	3,561,375
National Instruments Corp.	114,000	3,284,340
Nuance Communications, Inc.1, *	318,100	3,664,512
Quest Software, Inc.*	204,600	3,054,678
Salesforce.com, Inc.1, *	35,400	1,551,582
TIBCO Software, Inc.1, *	167,500	1,554,400
Transaction Systems Architects, Inc.1, *	90,108	3,257,404
Ultimate Software Group, Inc.1, *	105,500	2,572,090
Verint Systems, Inc.*	117,000	3,866,850
		42,295,657
Specialty retail—2.75%
Bebe Stores, Inc.	23,100	427,812
GameStop Corp., Class A1, *	34,000	1,816,620
Gymboree Corp.1, *	50,000	2,164,500
Hanesbrands, Inc.*	118,700	3,036,346
Hibbett Sporting Goods, Inc.1, *	78,000	2,504,580
Pacific Sunwear of California, Inc.*	93,615	1,834,854
Urban Outfitters, Inc.*	81,400	1,986,160
		13,770,872
Textiles & apparel—2.52%
Carter's, Inc.*	27,100	688,340
Coach, Inc.*	61,700	2,829,562
Guess?, Inc.*	19,900	1,434,989
Polo Ralph Lauren Corp.	23,792	1,952,134
Under Armour, Inc., Class A1, *	78,400	3,982,720
Volcom, Inc.1, *	55,200	1,765,848
		12,653,593
Trading companies & distributors—0.36%
MSC Industrial Direct Co., Inc., Class A	41,400	1,788,066
Total common stocks (cost—$419,899,213)		486,496,890

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2007 (unaudited)

Principal amount (000)		Maturity dates	Interest rates	Value
Repurchase agreement—3.34%
$16,760	Repurchase agreement dated 01/31/07 with State Street
	Bank & Trust Co., collateralized by $17,033,359 US Treasury
	Notes, 3.000% to 4.875% due 10/31/07 to 04/30/08;
	(value—$17,095,457) proceeds: $16,762,258 (cost—$16,760,000)	02/01/07	4.850%	$16,760,000
Number of shares (000)
Investments of cash collateral from securities loaned—18.50%
Money market funds[2]—14.11%
4	AIM Liquid Assets Portfolio		5.189	4,297
15	AIM Prime Portfolio		5.194	14,995
490	DWS Money Market Series		5.183	489,695
70,195	UBS Private Money Market Fund LLC[3]		5.209	70,194,920
Total money market funds (cost—$70,703,907)				70,703,907
Principal amount (000)
Repurchase agreements—4.39%
$12,000	Repurchase agreement dated 01/31/07 with Barclays Bank PLC,
	collateralized by $12,399,000 Federal National Mortgage Association
	obligations, zero coupon due 05/01/07;
	(value—$12,240,293); proceeds: $12,001,753	02/01/07	5.260	12,000,000
10,000	Repurchase agreement dated 01/31/07 with Merrill Lynch & Co., collateralized by $10,475,000 US Treasury Notes, 4.250% due 11/15/13; (value—$10,200,975); proceeds: $10,001,461	02/01/07	5.260	10,000,000
Total repurchase agreements (cost—$22,000,000)				22,000,000
Total investments of cash collateral from securities loaned (cost—$92,703,907)				92,703,907
Total investments (cost—$529,363,120)—118.90%				595,960,797
Liabilities in excess of other assets—(18.90)%				(94,745,079)
Net assets—100.00%				$501,215,718

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2007.

2  Interest rate shown reflects yield at January 31, 2007.

3  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2007.

Security description	Value at 07/31/06	Purchases during the six months ended 01/31/07	Sales during the six months ended 01/31/07	Value at 01/31/07	Net income earned from affiliate for the six months ended 01/31/07
UBS Private Money Market Fund LLC	$48,337,832	$169,331,000	$147,473,912	$70,194,920	$101,401

ADR  American Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2007 (unaudited)

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	98.1%
Cayman Islands	0.6
Virgin Islands	0.4
India	0.3
France	0.3
Guernsey	0.3
Total	100.0%

See accompanying notes to financial statements

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Performance

For the six months ended January 31, 2007, the Portfolio's Class P shares returned 15.06% (before the deduction of the maximum UBS PACE Select program fee; 14.20% after the deduction of the maximum UBS PACE Select program fee). In comparison, the MSCI Europe, Australasia and Far East Free Index (net LU) (in US dollars) (the "Index") returned 14.31%, and the median return for the Lipper International Large-Cap Growth Funds category was 14.77%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 139. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

Market review

The international equity markets continued to generate strong results over the reporting period. In addition, currency exchange rate movements were slightly beneficial, mainly due to the appreciation in the euro (+1.8%) and sterling (+4.8%) against the US dollar. The Japanese yen continued to depreciate, falling 5.4% against the US dollar. Continued evidence of a better economic outlook for the larger Eurozone economies was accompanied by reasonably strong equity returns across the continent. Among Europe's larger economies, the German market rose 22.0%, Switzerland by 14.5%, and France by 14.8%. In the Pacific region, Japan gained 5.7%. The remaining markets in the region did well, especially Singapore, which rose by 36.6%, reflecting strong economic growth in the country.

Advisors' comments

Martin Currie

Our portion of the Portfolio outperformed its Index over the reporting period. Stock selection in every region except Japan contributed to this outperformance. Our focused portfolio currently emphasizes stocks in the materials, telecoms and industrials sectors, which were prominent among the period's strongest performers. Our limited exposure to the health care sector was also beneficial. On a regional basis, emerging markets remained our most favored area. They continued to outperform—another helpful factor for performance relative to the Index.

UBS PACE Select Advisors Trust – UBS PACE International Equity Investments

Advisors:

Martin Currie, Inc. ("Martin Currie"),

Mondrian Investment Partners Limited ("Mondrian") and JP Morgan Investment Management Inc. ("JP Morgan")

Portfolio Managers:

Martin Currie: Team, led by James Fairweather; Mondrian: Team; JP Morgan: Beltran Lastra and Jaco Venter

Objective:

Capital appreciation

Investment process:

Martin Currie is an experienced international equity manager. The firm has a highly active "conviction" approach, seeking the best opportunities for growth across global stock markets. Martin Currie identifies "change" as the central dynamic behind stock price movement. This means recognizing change at the company level (management changes, product strategies, acquisitions, etc.) and at the macro level (legislative changes, economic prospects, sector dynamics, etc.). Determining the impact of these changes may lead to outperformance. Its investment process allows Martin Currie to identify, evaluate and exploit change at an early stage in clients' portfolios. In managing its segment of the Portfolio's assets, Martin Currie uses a fully integrated international investment process. So rather than running distinct regional portfolios, it compares and ranks stock opportunities across the whole investment universe. To help identify and evaluate the best stock ideas, Martin Currie employs fundamental company and sector research, together with its own proprietary quantitative screening tool, the Dynamic Stock MatrixTM. The result is a committed

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Advisors' comments – continued

First and foremost, however, we are stock pickers, assembling a focused portfolio of high conviction stocks. Stock selection made its most significant contribution in the energy sector, resulting in a positive return, despite the negative return from the sector as a whole. Stock selection was also good in the financials, information technology, materials and telecoms sectors. Among the individual stocks contributing most strongly during the reporting period were Fiat, Vodafone, Siemens and ABB. But the star performer was Zinifex, an Australian zinc and copper producer, which continued to produce strong results and benefited from the rising price of zinc. The company's shares rose very sharply over the period, yet are still trading at only five times this year's earnings; Zinifex continues to see upgrades from analysts, and we maintain a positive outlook on the company.

Stock selection detracted from returns in the utilities sector and in industrials. On the whole, the underperformers tended to be our Japanese positions. Volatile Japanese markets proved to be a challenging environment, with negative returns from holdings such as Nippon Mining, Sumitomo Mitsui Financial and East Japan Railway. Elsewhere, BP was weak, in part due to falling energy prices, as was British retailer DSG.

Mondrian

Our portion of the Portfolio achieved strong absolute returns during the six-month period, and slightly outperformed the Index. Over the period, currency and market selection were positive contributors to performance, while stock selection was negative. In terms of currency contribution, our underweight position in the yen and Swiss franc (down by 5.4% and 1.3%, respectively) was beneficial to results. Market selection was also positive, helped by an underweight in the underperforming Japanese market, and overweight positions in the outperforming Singaporean and Spanish markets.

In contrast, stock selection was slightly negative. Our holdings in Australia, Japan and Italy enhanced results, but relative stock selection in Singapore, Hong Kong and the UK was weak. Stocks that did especially well included POSCO, a steel company in South Korea; Telecom Corporation of New Zealand; and Saint Gobain in France, a maker of building materials and glass products. Stocks that held back returns included BP, a UK oil firm; Millea Holdings, a Japanese insurance company; and Carrefour, a French supermarket.

Investment process (continued)

and distinctive EAFE (that is, Europe, Australasia, Far East) portfolio that reflects what Martin Currie believes are the best investment opportunities internationally.

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

JP Morgan manages its segment of the Portfolio's assets using a bottom-up, research-driven strategy that seeks to generate risk characteristics that closely match those of the benchmark, yet at the same time capitalize on the information advantage created by the firm's proprietary research capabilities to generate outperformance. The strategy is driven by valuation-based fundamental analysis, focused on normalized earnings and earnings growth. The team seeks to maintain regional weights and sector/industry weights close to those of the benchmark. Stock selection is the focus, being the expected primary source of added value.

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Advisors' comments – concluded

JP Morgan

During the reporting period, our portion of the Portfolio generated strong results and outperformed the Index. At the sector level, our holdings in finance and basic industries contributed positively to returns, while hardware and industrial cyclicals held back performance. At a regional level, our positions in Continental Europe and the UK added value, while Japan and other Pacific region countries detracted from returns."

From a stock-specific standpoint, Air France-KLM, Europe's largest airline, added value when the company reported and forecasted strong profitability due to heavy traffic and advance bookings. On the downside, Obayashi Corporation, one of Japan's largest construction companies, detracted from performance due to fierce price competition in the construction sector. However, we feel that the company has solid positioning in the industry.

Earnings upgrades seem to support our belief that valuations will likely remain reasonable, despite the market's strong gain over the reporting period. As we move further into 2007, we believe that global gross domestic product (GDP) should remain relatively robust, and earnings are likely to continue to grow, albeit at a marginally slower rate. In this environment, we expect companies that consistently post top- and bottom-line growth to be rewarded with an expansion of their valuation multiple.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/07	6 months	1 year	5 years	10 years	Since inception°
Before deducting Class A*	14.92%	21.43%	15.46%	N/A	6.56%
maximum sales charge Class B**	14.33%	20.21%	14.29%	N/A	5.59%
or UBS PACE Select Class C***	14.44%	20.38%	14.51%	N/A	5.71%
program fee Class Y****	15.08%	21.86%	15.91%	N/A	7.44%
Class P*****	15.06%	21.71%	15.77%	7.82%	7.90%
After deducting Class A*	8.58%	14.74%	14.17%	N/A	5.59%
maximum sales charge Class B**	9.33%	15.21%	14.06%	N/A	5.59%
or UBS PACE Select Class C***	13.44%	19.38%	14.51%	N/A	5.71%
program fee Class P*****	14.20%	19.90%	14.05%	6.22%	6.29%
MSCI Europe, Australasia and Far East Free Index (net LU) (in USD)	14.31%	19.78%	16.35%	8.14%	7.87%
Lipper International Large-Cap Growth Funds median	14.77%	15.84%	12.04%	6.03%	6.91%

Average annual total returns for periods ended December 31, 2006, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 21.02%; 5-year period, 12.85%; since inception, 5.57%; Class B—1-year period, 21.82%; 5-year period, 12.74%; since inception, 5.57%; Class C—1-year period, 25.98%; 5-year period, 13.18%; since inception, 5.71%; Class Y—1-year period, 28.60%; 5-year period, 14.58%; since inception, 7.46%; Class P—1-year period, 26.54%; 5-year period, 12.74%; 10-year period, 5.98%; since inception, 6.30%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2006 prospectuses were as follows: Class A—1.47% and 1.47%; Class B—2.45% and 2.40%; Class C—2.32% and 2.32%; Class Y—1.06% and 1.06%; and Class P—1.17% and 1.17%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") has entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through December 1, 2007 (excluding interest expense, if any) would not exceed the following: Class A—1.65%; Class B—2.40%; Class C—2.40%; Class Y—1.40%; and Class P—1.40%. The Portfolio has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

°  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and January 17, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the nearest month-end of the inception date of the oldest share class (Class P).

*  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

**  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

***  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

****  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

*****  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The MSCI Europe, Australasia and Far East Free Index (net LU) (in USD) is an index of stocks from 21 countries designed to measure the investment returns of developed economies outside of North America.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/07
Net assets (bn)	$1.2
Number of holdings	280
Portfolio composition*	01/31/07
Common and preferred stocks	96.3%
ADRs and GDRs	2.2
Futures and forward foreign currency contracts	0.0 **
Cash equivalents and other assets less liabilities	1.5
Total	100.0%
Regional allocation*	01/31/07
Europe	67.1%
Asia	18.5
Emerging markets	7.2
Australia/New Zealand	5.7
Futures and forward foreign currency contracts	0.0 **
Cash equivalents and other assets less liabilities	1.5
Total	100.0%
Top five countries (equity investments)*	01/31/07
United Kingdom	20.7%
Japan	18.5
France	11.5
Germany	8.3
Switzerland	5.5
Total	64.5%
Top five sectors*	01/31/07
Financials	29.8%
Industrials	10.5
Consumer discretionary	9.7
Telecommunication services	9.6
Materials	9.5
Total	69.1%
Top ten equity holdings*	01/31/07
BP	2.3%
UniCredito Italiano	1.8
Telefonica SA	1.7
RWE AG	1.7
HSBC Holdings	1.6
GlaxoSmithKline	1.6
Total SA	1.6
Takeda Pharmaceutical	1.5
Credit Suisse Group	1.4
Toyota Motor	1.4
Total	16.6%

*  Weightings represent percentages of the Portfolio's net assets as of January 31, 2007. The Portfolio is actively managed and its composition will vary over time.

**  Weighting represents less than 0.05% of net assets as of January 31, 2007.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—January 31, 2007 (unaudited)

Common stocks—98.34% Security description	Number of shares	Value
Australia—5.34%
Banks—1.38%
Macquarie Bank Ltd.	52,269	$3,294,996
National Australia Bank Ltd.	381,994	12,011,560
Westpac Banking Corp.	90,613	1,771,655
		17,078,211
Beverages—0.81%
Foster's Group Ltd.	1,920,019	10,103,457
Containers & packaging—0.36%
Amcor Ltd.	775,494	4,402,243
Diversified telecommunication services—0.79%
Telstra Corp. Ltd.[1]	2,051,941	6,763,981
Telstra Corp. Ltd., Installment Receipts1, *	1,400,877	3,055,158
		9,819,139
Food & drug retailing—0.54%
Coles Myer Ltd.	439,845	4,869,472
Woolworths Ltd.	99,612	1,845,414
		6,714,886
Industrial conglomerates—0.39%
Brambles Ltd.*	74,576	807,137
Wesfarmers Ltd.[1]	137,116	4,073,671
		4,880,808
Metals & mining—0.75%
BHP Billiton Ltd.	143,790	2,942,934
Zinifex Ltd.	497,419	6,397,036
		9,339,970
Oil & gas—0.12%
Santos Ltd.	199,949	1,450,522
Real estate—0.04%
Westfield Group	30,686	532,770
Transportation infrastructure—0.16%
Macquarie Infrastructure Group	680,474	1,940,951
Total Australia common stocks		66,262,957
Austria—0.31%
Building products—0.04%
Wienerberger AG	7,747	478,950
Diversified telecommunication services—0.12%
Telekom Austria AG	54,120	1,479,056
Machinery—0.15%
Andritz AG	5,137	1,111,044
Palfinger AG	5,188	760,656
		1,871,700
Total Austria common stocks		3,829,706

Security description	Number of shares	Value
Belgium—1.33%
Banks—0.05%
KBC Bancassurance Holding	5,123	$646,094
Chemicals—0.21%
Solvay SA	16,787	2,560,527
Diversified financials—1.07%
Fortis	313,405	13,234,165
Total Belgium common stocks		16,440,786
Bermuda—0.03%
Hotels, restaurants & leisure—0.03%
Li & Fung Ltd.	110,000	346,780
Brazil—0.45%
Banks—0.45%
Unibanco-Uniao de Bancos Brasileiros SA, GDR1, *	59,400	5,632,902
Denmark—1.05%
Banks—0.52%
Danske Bank A/S	138,700	6,404,665
Chemicals—0.53%
Novozymes A/S	76,149	6,602,262
Total Denmark common stocks		13,006,927
Finland—1.66%
Communications equipment—0.31%
Nokia Oyj	172,634	3,799,467
Diversified telecommunication services—0.10%
Elisa Oyj	41,439	1,220,476
Machinery—0.16%
Metso Oyj	36,708	1,955,271
Oil & gas—0.56%
Fortum Oyj	251,990	6,951,314
Paper & forest products—0.53%
UPM-Kymmene Oyj	257,700	6,641,071
Total Finland common stocks		20,567,599
France—11.47%
Airlines—0.16%
Air France-KLM	44,059	1,982,415
Automobiles—1.25%
Renault SA1	124,835	15,515,030
Banks—1.61%
BNP Paribas SA	47,402	5,325,517
Societe Generale[1]	82,966	14,653,960
		19,979,477
Building products—0.73%
Cie de Saint-Gobain[1]	94,912	9,000,887

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—January 31, 2007 (unaudited)

Common stocks—(continued) Security description	Number of shares	Value
France—(concluded)
Chemicals—0.92%
Arkema*	39,503	$1,986,934
Rhodia SA*	2,630,222	9,462,981
		11,449,915
Construction materials—0.24%
Lafarge SA	19,511	2,988,324
Diversified telecommunication services—0.64%
France Telecom	285,115	7,921,926
Electric utilities—0.61%
Electricite de France (EDF)	108,351	7,587,802
Electrical equipment—0.19%
Schneider Electric SA	19,750	2,395,146
Food & drug retailing—0.98%
Carrefour SA1	111,701	6,454,193
Casino Guichard-Perrachon SA1	65,735	5,726,359
		12,180,552
Hotels, restaurants & leisure—0.55%
Accor SA	81,536	6,759,806
Insurance—0.31%
Axa	92,010	3,905,360
IT consulting & services—0.06%
Cap Gemini SA	10,878	692,541
Media—0.22%
Vivendi Universal SA	66,385	2,742,572
Metals & mining—0.58%
Vallourec SA1	27,516	7,177,792
Multi-line retail—0.62%
PPR	52,156	7,695,783
Multi-utilities—0.24%
Suez SA1	61,319	3,014,604
Suez SA STRIP VVPR*	24,336	317
		3,014,921
Oil & gas—1.56%
Total SA	285,592	19,285,402
Total France common stocks		142,275,651
Germany—8.06%
Auto components—0.15%
Continental AG1	15,356	1,858,804
Automobiles—0.22%
Bayerische Motoren Werke (BMW) AG	13,729	841,514
DaimlerChrysler AG	2,894	179,806
Volkswagen AG1	15,090	1,682,130
		2,703,450

Security description	Number of shares	Value
Germany—(concluded)
Banks—0.31%
Deutsche Bank AG	27,223	$3,848,530
Chemicals—1.38%
Bayer AG	251,280	14,848,078
Lanxess*	42,734	2,215,411
		17,063,489
Diversified telecommunication services—0.16%
Deutsche Telekom AG	74,085	1,305,606
QSC AG*	109,236	720,316
		2,025,922
Electrical equipment—1.15%
Siemens AG1	129,158	14,228,307
Healthcare providers & services—0.53%
Fresenius Medical Care AG	49,262	6,607,451
Insurance—1.34%
Allianz SE1	71,714	14,353,434
Muenchener Rueckversicherungs- Gesellschaft AG (MunichRe)	14,484	2,290,009
		16,643,443
Internet software & services—0.50%
United Internet AG	332,427	6,249,772
Machinery—0.50%
MAN AG1	58,882	6,194,984
Metals & mining—0.07%
ThyssenKrupp AG1, *	17,723	839,881
Multi-utilities—1.67%
RWE AG1	197,838	20,703,187
Pharmaceuticals—0.08%
Merck KGaA	7,921	923,624
Total Germany common stocks		99,890,844
Greece—1.19%
Banks—0.99%
National Bank of Greece SA	202,640	10,553,967
Piraeus Bank SA	46,930	1,683,674
		12,237,641
Building products-cement—0.04%
Titan Cement Co.	9,940	560,642
Gaming—0.08%
OPAP SA	25,853	971,064
Metals & mining—0.08%
Sidenor SA	84,702	1,037,944
Total Greece common stocks		14,807,291
Hong Kong—2.31%
Diversified financials—0.05%
Swire Pacific Ltd.	56,500	651,320

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—January 31, 2007 (unaudited)

Common stocks—(continued) Security description	Number of shares	Value
Hong Kong—(concluded)
Electric utilities—0.47%
Hong Kong Electric Holdings	1,177,000	$5,817,868
Industrial conglomerates—0.00%
Hutchison Whampoa Ltd.	836	8,350
Real estate—1.32%
Cheung Kong Holdings Ltd.	211,500	2,809,707
Henderson Land Development	387,000	2,259,889
Sun Hung Kai Properties Ltd.	556,000	6,781,249
Wharf Holdings Ltd.	1,223,000	4,538,033
		16,388,878
Specialty retail—0.13%
Esprit Holdings Ltd.	161,000	1,646,257
Wireless telecommunication services—0.34%
China Mobile Ltd.	455,500	4,192,834
Total Hong Kong common stocks		28,705,507
Indonesia—0.48%
Diversified telecommunication services—0.48%
PT Telekomunikasi Indonesia, ADR	141,199	5,924,710
Ireland—0.78%
Banks—0.62%
Bank of Ireland	339,361	7,627,072
Construction materials—0.13%
CRH PLC	41,880	1,658,967
Media—0.03%
Independent News & Media PLC	107,049	423,613
Total Ireland common stocks		9,709,652
Italy—4.81%
Automobiles—0.74%
Fiat SpA1, *	419,790	9,150,012
Banks—3.36%
Banca Intesa SpA	2,242,372	16,975,663
Banco Popolare di Verona e Novara[1]	57,134	1,799,231
UniCredito Italiano SpA	2,466,892	22,922,016
		41,696,910
Chemicals—0.10%
Polynt SpA*	375,803	1,213,019
Construction materials—0.12%
Buzzi Unicem SpA[1]	50,577	1,436,778
Diversified telecommunication services—0.09%
Telecom Italia SpA[2]	464,997	1,167,772
Oil & gas—0.40%
ENI SpA	154,629	4,989,015
Total Italy common stocks		59,653,506

Security description	Number of shares	Value
Japan—18.47%
Auto components—0.57%
Denso Corp.	177,000	$7,112,361
Automobiles—1.42%
Toyota Motor Corp.	267,100	17,601,279
Banks—1.16%
Chugoku Bank Ltd.	24,000	313,243
Mitsubishi Tokyo Financial Group, Inc.	320	3,885,813
Nishi-Nippon City Bank Ltd.	82,000	348,222
Sumitomo Mitsui Financial Group, Inc.	963	9,878,439
		14,425,717
Beverages—0.09%
Coca-Cola West Holdings Co. Ltd.	37,900	847,801
Kirin Brewery Co. Ltd.	21,000	323,177
		1,170,978
Chemicals—1.23%
LINTEC Corp.	282,900	5,296,188
Mitsui Chemicals, Inc.	151,000	1,227,135
Shin-Etsu Chemical Co. Ltd.	109,400	7,152,231
Ube Industries Ltd.	482,000	1,540,947
Zeon Corp.	900	10,240
		15,226,741
Commercial services & supplies—0.65%
Benesse Corp.	46,400	1,816,297
Hakuhodo DY Holdings, Inc.	11,510	767,440
Secom Co. Ltd.	110,100	5,445,464
		8,029,201
Computers & peripherals—0.22%
Elpida Memory, Inc.*	30,500	1,325,214
Fujitsu Ltd.	6,000	45,083
Toshiba Corp.	211,000	1,347,494
		2,717,791
Construction & engineering—0.21%
Kajima Corp.	93,000	430,890
Obayashi Corp.	365,000	2,223,003
		2,653,893
Diversified financials—1.44%
Nomura Holdings Co. Ltd.	363,500	7,405,933
Orix Corp.	36,180	10,407,776
		17,813,709
Diversified telecommunication services—0.14%
Nippon Telegraph & Telephone Corp. (NTT)	342	1,710,424
Electric utilities—0.39%
Tokyo Electric Power Co., Inc.	140,200	4,782,289

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—January 31, 2007 (unaudited)

Common stocks—(continued) Security description	Number of shares	Value
Japan—(continued)
Electrical equipment—0.64%
Fujikura Ltd.	59,200	$518,318
Hitachi Cable, Ltd.	70,000	388,433
Mitsubishi Electric Corp.	161,000	1,460,290
Sumitomo Electric Industries Ltd.	363,400	5,573,296
		7,940,337
Electronic equipment & instruments—0.54%
Hitachi Ltd.	250,000	1,681,515
Hoya Corp.	26,300	955,840
Kyocera Corp.	26,500	2,441,131
Taiyo Yuden Co. Ltd.[1]	22,000	420,862
TDK Corp.	7,300	614,478
Yokogawa Electric Corp.	33,800	551,712
		6,665,538
Food products—0.32%
Ajinomoto Co., Inc.	149,000	1,879,937
Maruha Group, Inc.[1]	256,000	510,077
Yakult Honsha Co. Ltd.[1]	56,500	1,623,394
		4,013,408
Gas utilities—0.21%
Tokyo Gas Co. Ltd.	507,000	2,633,592
Healthcare providers & services—0.14%
Suzuken Co. Ltd.	48,600	1,690,783
Household durables—0.83%
Matsushita Electric Industrial Co. Ltd.	108,900	2,171,354
Sekisui House Ltd.[1]	522,600	7,388,548
Sharp Corp.	44,000	752,484
		10,312,386
Household products—0.62%
Kao Corp.	246,000	7,058,360
Uni-Charm Corp.	11,600	629,853
		7,688,213
Insurance—0.33%
Millea Holdings, Inc.	114,500	4,098,119
Internet software & services—0.11%
Softbank Corp.[1]	55,500	1,303,190
IT consulting & services—0.15%
CSK Corp.	26,300	1,182,696
Hitachi Information Systems Ltd.	30,200	665,731
		1,848,427
Machinery—0.73%
Amada Co. Ltd.	86,000	925,279
Hitachi Construction Machinery Co. Ltd.	224,100	6,310,274

Security description	Number of shares	Value
Japan—(concluded)
Machinery—(concluded)
Kubota Corp.	124,000	$1,314,814
Minebea Co. Ltd.	81,000	539,703
		9,090,070
Metals & mining—0.15%
Mitsubishi Materials Corp.	487,000	1,912,801
Office electronics—1.05%
Canon, Inc.	228,600	12,057,324
Ricoh Co. Ltd.	46,000	1,004,728
		13,062,052
Oil & gas—0.16%
Nippon Mining Holdings, Inc.	268,500	1,937,625
Personal products—0.06%
Shiseido Co. Ltd.	34,000	721,789
Pharmaceuticals—2.08%
Astellas Pharma, Inc.	42,400	1,806,372
Chugai Pharmaceutical Co. Ltd.	123,300	2,782,622
Daiichi Sankyo Co. Ltd.	56,100	1,566,647
Mitsubishi Chemical Holdings Corp.	156,500	1,056,928
Takeda Pharmaceutical Co.	284,700	18,586,714
		25,799,283
Road & rail—0.77%
East Japan Railway Co.	856	5,952,737
West Japan Railway Co.	819	3,655,454
		9,608,191
Semiconductor equipment & products—0.11%
Murata Manufacturing Co. Ltd.	6,900	489,298
Tokyo Electron Ltd.	11,500	822,300
		1,311,598
Tobacco—0.20%
Japan Tobacco, Inc.	505	2,439,909
Trading companies & distributors—1.02%
Itochu Corp.	925,000	8,098,274
Marubeni Corp.	354,000	1,920,483
Mitsui & Co. Ltd.	90,700	1,452,626
Sumitomo Corp.	72,000	1,125,493
		12,596,876
Wireless telecommunication services—0.73%
KDDI Corp.	1,287	9,113,870
Total Japan common stocks		229,032,440
Kazakhstan—0.60%
Banks—0.60%
Kazkommertsbank3, *	332,472	7,414,126

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—January 31, 2007 (unaudited)

Common stocks—(continued) Security description	Number of shares	Value
Netherlands—3.27%
Air freight & couriers—0.09%
TNT NV	25,490	$1,159,229
Commercial services & supplies—0.12%
USG People NV	34,900	1,484,884
Construction & engineering—0.13%
Heijmans N.V.	21,553	1,180,164
Koninklijke BAM Groep N.V.	21,055	436,593
		1,616,757
Diversified financials—1.03%
ING Groep N.V.	290,256	12,697,957
Diversified telecommunication services—0.25%
Koninklijke (Royal) KPN N.V.	210,497	3,038,920
Household durables—0.67%
Koninklijke (Royal) Philips Electronics N.V.[1]	213,431	8,337,494
Insurance—0.14%
Aegon N.V.	88,606	1,749,712
Media—0.70%
Reed Elsevier N.V.*	494,894	8,691,189
Metals & mining—0.14%
Mittal Steel Co. NV	36,657	1,721,494
Total Netherlands common stocks		40,497,636
New Zealand—0.39%
Diversified telecommunication services—0.39%
Telecom Corp. of New Zealand Ltd.[1]	1,409,594	4,830,737
Norway—1.46%
Beverages—0.16%
Orkla ASA	33,597	2,021,279
Diversified telecommunication services—0.66%
Telenor ASA	402,144	8,226,435
Energy equipment & services—0.55%
SeaDrill Ltd.*	408,900	6,756,222
Transportation services—0.09%
Bergesen Worldwide Gas ASA	92,480	1,119,254
Total Norway common stocks		18,123,190
Singapore—0.98%
Airlines—0.03%
Singapore Airlines Ltd.	34,000	389,544
Banks—0.57%
Oversea-Chinese Banking Corp.	1,005,400	5,197,454
United Overseas Bank Ltd.	150,000	1,859,182
		7,056,636
Diversified financials—0.20%
Jardine Matheson Holdings Ltd.	106,400	2,516,380

Security description	Number of shares	Value
Singapore—(concluded)
Diversified telecommunication services—0.07%
Singapore Telecommunications Ltd.	394,120	$904,443
Electronic equipment & instruments—0.11%
Venture Corp. Ltd.	139,000	1,281,235
Total Singapore common stocks		12,148,238
South Africa—0.35%
Oil & gas—0.35%
Sasol Ltd.	128,086	4,362,676
South Korea—1.02%
Metals & mining—0.60%
POSCO	18,391	6,468,968
POSCO, ADR	11,000	969,980
		7,438,948
Semiconductor equipment & products—0.42%
Samsung Electronics Co. Ltd.3, *	6,080	1,840,720
Samsung Electronics Co. Ltd., GDR[3]	10,906	3,328,219
		5,168,939
Total South Korea common stocks		12,607,887
Spain—4.25%
Banks—1.07%
Banco Bilbao Vizcaya Argentaria SA1	134,810	3,362,869
Banco Santander Central Hispano SA1	520,806	9,918,166
		13,281,035
Construction & engineering—0.54%
ACS Actividades de Contruccion y Servicios SA	23,140	1,261,359
Tecnicas Reunidas SA1	124,807	5,451,686
		6,713,045
Diversified telecommunication services—1.68%
Telefonica SA1	951,258	20,860,400
Electric utilities—0.71%
Iberdrola SA1	204,332	8,735,845
Oil & gas—0.07%
Repsol YPF SA1	27,527	905,890
Specialty retail—0.18%
Inditex SA	39,167	2,230,271
Total Spain common stocks		52,726,486
Sweden—1.11%
Banks—0.18%
Svenska Handelsbanken, Series A	46,098	1,417,833
Swedbank AB	23,034	873,913
		2,291,746

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—January 31, 2007 (unaudited)

Common stocks—(continued) Security description	Number of shares	Value
Sweden—(concluded)
Communications equipment—0.91%
Telefonaktiebolaget LM Ericsson	2,832,926	$11,254,607
Media—0.02%
Eniro AB	17,079	226,912
Total Sweden common stocks		13,773,265
Switzerland—5.49%
Banks—2.01%
Credit Suisse Group	251,238	17,823,706
Julius Baer Holding Ltd.	58,646	7,072,031
		24,895,737
Chemicals—0.08%
Clariant AG*	55,665	961,471
Commercial services & supplies—0.52%
Adecco SA	99,535	6,410,014
Electrical equipment—0.72%
ABB Ltd.	505,143	8,969,331
Food products—0.40%
Nestle SA	13,354	4,899,509
Healthcare equipment & supplies—0.43%
Phonak Holding AG	69,594	5,386,089
Insurance—0.57%
Swiss Re	85,070	7,102,648
Machinery—0.07%
Georg Fischer AG*	1,340	900,811
Pharmaceuticals—0.46%
Roche Holding Genussehein AG	30,088	5,672,373
Specialty retail—0.23%
Compagnie Financiere Richemont AG	50,772	2,833,671
Total Switzerland common stocks		68,031,654
Taiwan—0.96%
Diversified telecommunication services—0.43%
Chunghwa Telecom Co. Ltd., ADR	259,590	5,376,109
Semiconductor equipment & products—0.53%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR[1]	598,766	6,532,537
Total Taiwan common stocks		11,908,646
United Kingdom—20.72%
Airlines—0.22%
Air Berlin PLC*	33,246	699,472
British Airways PLC*	194,958	2,066,509
		2,765,981
Auto components—0.34%
GKN PLC	670,708	4,245,565

Security description		Number of shares	Value
United Kingdom—(continued)
Banks—5.55%
Barclays PLC		483,157	$7,064,673
HBOS PLC		673,888	14,776,449
HSBC Holdings PLC		1,099,170	19,977,578
Lloyds TSB Group PLC		843,905	9,680,195
Royal Bank of Scotland Group PLC		428,732	17,320,749
			68,819,644
Commercial services & supplies—0.66%
Capita Group PLC		512,140	6,379,312
Michael Page International PLC		187,955	1,770,577
			8,149,889
Construction materials—0.07%
Biffa PLC		137,854	887,567
Diversified financials—0.38%
3	i Group PLC	12,510	260,215
Kensington Group PLC		122,198	1,867,905
Man Group PLC		242,092	2,558,182
			4,686,302
Diversified telecommunication services—0.09%
BT Group PLC		190,026	1,146,593
Electric utilities—0.38%
International Power PLC		440,069	3,114,937
Scottish & Southern Energy PLC		52,250	1,536,832
			4,651,769
Food & drug retailing—0.45%
Premier Foods PLC		169,252	1,057,781
Tesco PLC		544,365	4,481,361
			5,539,142
Hotels, restaurants & leisure—0.13%
Compass Group PLC		278,339	1,668,535
Household durables—0.15%
Taylor Woodrow PLC		226,045	1,807,742
Household products—0.22%
Reckitt Benckiser PLC		57,400	2,769,481
Insurance—1.26%
Aviva PLC		399,760	6,473,971
Catlin Group Ltd.		183,478	1,786,500
Chaucer Holdings PLC		101,403	189,243
Old Mutual PLC		562,591	1,911,625
Prudential PLC		387,927	5,246,928
			15,608,267
IT consulting & services—0.07%
LogicaCMG PLC		257,025	866,696

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—January 31, 2007 (unaudited)

Common stocks—(concluded) Security description	Number of shares	Value
United Kingdom—(continued)
Media—0.10%
Aegis Group PLC	422,922	$1,182,678
Metals & mining—1.20%
Anglo American PLC	62,093	2,894,978
BHP Billiton PLC	637,738	11,996,144
		14,891,122
Multi-line retail—1.56%
Alliance Boots PLC	361,806	5,736,860
Debenhams PLC	315,188	1,030,054
Next PLC	29,075	1,115,749
Unilever PLC	422,424	11,498,141
		19,380,804
Multi-utilities—0.37%
National Grid PLC	227,130	3,433,132
United Utilities PLC	73,222	1,099,470
		4,532,602
Oil & gas—3.98%
BG Group PLC	690,630	9,089,616
BP PLC[1]	2,658,426	28,084,380
Royal Dutch Shell PLC, A Shares[4]	87,617	2,966,467
Royal Dutch Shell PLC, A Shares[1,5]	273,632	9,252,055
		49,392,518

Security description	Number of shares	Value
United Kingdom—(concluded)
Pharmaceuticals—1.94%
Astra Zeneca PLC	75,977	$4,239,321
GlaxoSmithKline PLC	734,136	19,799,493
		24,038,814
Software—0.03%
Sage Group PLC	65,336	346,821
Tobacco—0.14%
British America Tobacco PLC	58,463	1,773,646
Trading companies & distributors—0.18%
Wolseley PLC	84,941	2,199,873
Wireless telecommunication services—1.25%
Vodafone Group PLC	5,310,449	15,505,809
Total United Kingdom common stocks		256,857,860
Total common stocks (cost—$952,293,565)		1,219,369,659
Preferred stocks—0.19%
Germany—0.19%
Automobiles—0.19%
Porsche AG	1,098	1,387,631
Volkswagen AG	13,606	1,011,535
Total preferred stocks (cost—$2,048,269)		2,399,166

Principal amount (000)		Maturity dates	Interest rates
Short-term US government and agency obligations[6], [7]—0.04%
$560	US Treasury Bills (cost—$557,354)	03/08/07	4.860%	557,354
Repurchase agreement—1.37%
16,989	Repurchase agreement dated 01/31/07 with State Street Bank & Trust Co., collateralized by $17,266,094 US Treasury Notes, 3.000% to 4.875% due 10/31/07 to 04/30/08; (value—$17,329,040); proceeds: $16,991,289 (cost—$16,989,000)	02/01/07	4.850	16,989,000

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—January 31, 2007 (unaudited)

Number of shares (000)			Interest rates	Value
Investments of cash collateral from securities loaned—13.04%
Money market funds[8]—5.49%
0 [9]	AIM Liquid Assets Portfolio		5.189%	$182
63	AIM Prime Portfolio		5.194	63,098
10,167	DWS Money Market Series		5.183	10,167,077
57,856	UBS Private Money Market Fund LLC[10]		5.209	57,855,741
Total money market funds (cost—$68,086,098)				68,086,098
Principal amount (000)		Maturity dates
Repurchase agreements — 7.55%
$55,000	Repurchase agreement dated 01/31/07 with Barclays Bank PLC,
	collateralized by $56,256,000 Federal Home Loan Mortgage
	Corp. obligations, 3.800% due 06/28/07;
	(value—$56,100,358); proceeds: $55,008,036	02/01/07	5.260	55,000,000
38,545	Repurchase agreement dated 01/31/07 with Merrill Lynch & Co., collateralized by $40,302,000 US Treasury Notes, 4.250% to 4.625% due 11/15/09 to 11/15/13; (value—$39,317,634); proceeds: $38,550,489	02/01/07	5.260	38,544,857
Total repurchase agreements (cost—$93,544,857)				93,544,857
Total investments of cash collateral from securities loaned (cost—$161,630,955)				161,630,955
Total investments (cost—$1,133,519,143)—112.98%				1,400,946,134
Liabilities in excess of other assets—(12.98)%				(160,993,443)
Net assets—100.00%				$1,239,952,691

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2007.

2  Non-convertible savings shares.

3  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.02% of net assets as of January 31, 2007, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Security is traded on the London Exchange.

5  Security is traded on the Netherlands Exchange.

6  Interest rate shown is the discount rate at date of purchase.

7  Entire amount delivered to broker as collateral for futures transactions.

8  Interest rates shown reflect yield at January 31, 2007.

9  Amount represents less than 500 shares.

10  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2007.

Security description	Value at 07/31/06	Purchases during the six months ended 01/31/07	Sales during the six months ended 01/31/07	Value at 01/31/07	Net income earned from affiliate for the six months ended 01/31/07
UBS Private Money Market Fund LLC	$46,602,044	$737,941,434	$726,687,737	$57,855,741	$112,804

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

STRIP  Separate Trading of Registered Interest and Principal of Securities

VVPR  Verminderde Voorheffing Precompte Reduit (Belgium dividend coupon)

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—January 31, 2007 (unaudited)

Futures contracts

Number of contracts		Buy contracts	Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
9	AUD	Share Price Index 200 Futures	March 2007	$973,755	$1,000,744	$26,989
29	EUR	Dow Jones Euro STOXX 50 Futures	March 2007	1,558,707	1,580,093	21,386
5	GBP	FTSE 100 Index Futures	March 2007	613,476	605,522	(7,954)
43				$3,145,938	$3,186,359	$40,421

Forward foreign currency contracts

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Australian Dollar	3,700,000	USD	2,854,587	04/13/07	$(13,214)
Euro	8,446,600	USD	11,070,545	04/13/07	26,792
Great Britain Pound	1,311,958	USD	2,539,905	04/13/07	(37,119)
Great Britain Pound	5,356,486	USD	10,546,439	04/13/07	24,919
Great Britain Pound	14,332,000	USD	28,033,965	04/26/07	(115,482)
Japanese Yen	695,000,000	USD	5,917,764	04/13/07	102,712
United States Dollar	8,489,984	AUD	10,868,876	04/13/07	(65,722)
United States Dollar	3,821,116	CHF	4,670,000	04/13/07	(42,447)
United States Dollar	9,539,412	EUR	7,327,695	04/13/07	41,396
United States Dollar	2,548,467	GBP	1,311,958	04/13/07	28,557
United States Dollar	5,811,644	JPY	695,000,000	04/13/07	3,408
					$(46,200)

Currency type abbreviations:

AUD  Australian Dollar

CHF  Swiss Franc

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

USD  US Dollar

See accompanying notes to financial statements

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Performance

For the six months ended January 31, 2007, the Portfolio's Class P shares returned 21.75% (before the deduction of the maximum UBS PACE Select program fee; 20.84% after the deduction of the maximum UBS PACE Select program fee). In comparison, the MSCI Emerging Markets Free (EMF) Index (the "Index") returned 20.45%, and the median return of the Lipper Emerging Markets Funds category was 21.26%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 153. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

Market review

The closing months of 2006 witnessed a strong recovery in the emerging equity markets. The asset class soundly outpaced the developed equity markets as concerns over global inflationary pressures and a US economic slowdown abated. Global investors rediscovered their appetite for risk, fueled by a growing conviction that the US would experience a "soft landing." In addition, corporate earnings growth was strong and mergers and acquisition (M&A) activity robust. Rising prices of metals, such as zinc and nickel, proved beneficial for the markets across the resource-rich Latin America region, although weaker oil and copper prices held mixed fortunes for emerging markets. Russia's oil-dependent market, for example, underperformed as oil prices declined. In contrast, Asia—which depends heavily on imported oil—benefited from lower fuel costs. Emerging equity markets had a relatively muted start in 2007, however, as profit-taking emerged in January to somewhat temper the strong gains made over the previous five months.

Advisors' comments

GGP

Our portion of the Portfolio generated very strong results during the reporting period and handily outpaced the Index. Stock selection was the primary reason for outperformance, although country positioning also made a generous contribution to returns.

Stock selection was particularly strong in Russia, despite the relatively poor returns generated by that market over the period. Among our most rewarding positions were

UBS PACE Select Advisors Trust – UBS PACE International Emerging Markets Equity Investments

Advisors:

Gartmore Global Partners ("GGP") and Mondrian Investment Partners Limited ("Mondrian")

Portfolio Managers:

GGP: Christopher Palmer

Mondrian: Team

Objective:

Capital appreciation.

Investment process:

GGP seeks to identify and quantify unexpected earnings. This process is driven by a disciplined and consistent investment philosophy that allows GGP to identify those companies that GGP believes will deliver positive earnings growth that will likely exceed or be sustained beyond consensus expectations. To find these opportunities, GGP uses top-down and bottom-up fundamental analysis. GGP also uses portfolio monitoring to manage the risk spectrum at the stock, sector, country and portfolio level. GGP generally sells a security that it believes no longer has the potential for above-consensus earnings.

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that identifies value across country boundaries. This approach focuses on future anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio,

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Advisors' comments – continued

underweights (versus the Index) in energy firms Lukoil and Gazprom, which were negatively affected by the falling price of oil. Furthermore, an overweight in the country's largest lender, Sberbank, enhanced results. The bank's share price rose after President Putin lifted ownership limits on Russian banking stocks. In addition, a number of analysts upgraded the stock based on a strong outlook for growth in the banking sector. The penetration of banking in Russia is currently very low, and we expect that Sberbank's extensive domestic branch network should allow it to benefit from any increase in that level of penetration.

At the market level, overweighting China proved to be a highly successful strategy. The market surged during the final quarter of 2006, with a very active initial public offering (IPO) calendar attracting significant fund inflows. However, an underweight allocation to Chile offset some of this positive impact. We view the latter market as expensively valued, but a surprise cut in interest rates in January 2007, following signs of strengthening economic activity and robust corporate earnings, helped the market to generate solid results.

At the sector level, performance benefited most from our positioning in the telecom sector, where our out-of-Index position in India's largest mobile phone company, Bharti Airtel, added considerable value. The company is experiencing robust earnings growth as it benefits from sustained growth in subscribers. The company has announced plans to invest over £100 million (pound sterling) to provide customized services to mobile users, and should continue to benefit from its position as a market leader.

Our sector strategies were largely positive for performance, although the industrials sector was an exception. For example, an overweight position in South Korean shipbuilder Hanjin Heavy Industries detracted from results. Its share price was hurt by the appreciation of the domestic currency (the won), which eroded overseas earnings when converted back into the won.

Mondrian

Despite achieving a strong absolute return during the period, our portion of the Portfolio slightly underperformed the benchmark, as unfavorable positioning in Asia outweighed the positive results achieved in Europe and the Middle East.

In Europe, Africa and the Middle East, stock selection was the major contributor to performance, particularly in Russia, where our holdings in telecom operator Mobile TeleSystems and energy company NovaTek performed significantly better than the market.

Our exposure to Russia also enhanced relative results, as our cautious long-term view of energy prices caused us to adopt an underweight stance. This positioning was beneficial as oil prices fell during the reporting period.

Elsewhere, our portfolio benefited from good stock selection in Hungary, where OTP Bank rose significantly, and in Turkey, where holdings in Akbank and vehicle manufacturer Tofas also had sizable gains. However,

Investment process (concluded)

currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Advisors' comments – concluded

performance in South Africa was less impressive, with a position in energy company Sasol being hurt by falling oil prices. Several other holdings in Africa also underperformed the Index.

In Latin America, the main contribution came from Brazil, where holdings in iron ore producer CVRD, bank holding company Itausa, and toll road operator CCR, each experienced robust gains during the period. Offsetting this was the weaker performance of Chilean water utility IAM, and Brazilian steel producer CSN.

In Asia, underweight positions versus the Index in the very strong markets of India and China proved costly. Additionally, stock selection in these markets was unhelpful, despite very strong returns from holdings such as China Shipping and China Telecom. In particular, the Chinese electronics producer TPV Technology fell in value as a new competitor began its operations, while Indian steel manufacturer Tata Steel's shares were down after entering a bidding war for Corus. On the positive side, correctly underweighting the weak Korean market and maintaining an overweight position in Malaysia enhanced results, although this was insufficient to offset the negative associated with our overall exposure in Asia. Additionally, an overweight exposure to the poorly performing market of Thailand was unhelpful, although our portion of the portfolio benefited from its holding in Siam Cement, which generated a solid gain during the period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/07	6 months	1 year	5 years	10 years	Since inception°
Before deducting Class A*	21.68%	16.64%	21.05%	N/A	14.42%
maximum sales charge Class B**	21.19%	15.73%	19.98%	N/A	14.88%
or UBS PACE Select Class C***	21.19%	15.67%	20.04%	N/A	14.80%
program fee Class Y****	21.92%	17.05%	21.47%	N/A	14.89%
Class P*****	21.75%	16.63%	21.20%	5.62%	5.94%
After deducting Class A*	14.95%	10.23%	19.70%	N/A	13.37%
maximum sales charge Class B**	16.19%	10.73%	19.78%	N/A	14.88%
or UBS PACE Select Class C***	20.19%	14.67%	20.04%	N/A	14.80%
program fee Class P*****	20.84%	14.89%	19.39%	4.04%	4.36%
MSCI Emerging Markets Free (EMF) Index	20.45%	17.97%	25.87%	8.57%	8.47%
Lipper Emerging Markets Funds median	21.26%	17.70%	25.18%	9.18%	9.25%

Average annual total returns for periods ended December 31, 2006, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 23.44%; 5-year period, 20.41%; since inception, 13.70%; Class B—1-year period, 24.62%; 5-year period, 20.49%; since inception, 15.24%; Class C—1-year period, 28.61%; 5-year period, 20.77%; since inception, 15.17%; Class Y—1-year period, 31.16%; 5-year period, 22.19%; since inception, 15.25%; Class P—1-year period, 28.77%; 5-year period, 20.11%; 10-year period, 4.64%; since inception, 4.47%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2006 prospectuses were as follows: Class A—1.97% and 1.97%; Class B—2.86% and 2.86%; Class C—2.78% and 2.78%; Class Y—1.56% and 1.56%; and Class P—1.98% and 1.98%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") has entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through December 1, 2007 (excluding interest expense, if any) would not exceed the following: Class A—2.25%; Class B—3.00%; Class C—3.00%; Class Y—2.00%; and Class P—2.00%. The Portfolio has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

°  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, December 22, 2000 for Class B shares, December 1, 2000 for Class C shares and February 9, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the nearest month-end of the inception date of the oldest share class (Class P).

*  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

**  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

***  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

****  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

*****  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The MSCI Emerging Markets Free (EMF) Index is a market capitalization-weighted index composed of companies representative of the market structure of 25 emerging market countries in Europe, Latin America, and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/07
Net assets (mm)	$363.7
Number of holdings	174
Portfolio composition*	01/31/07
Common stocks, preferred stocks and rights	75.1%
ADRs, GDRs and NVDRs	23.0
Corporate bond	0.0 **
Cash equivalents and other assets less liabilities	1.9
Total	100.0%
Regional allocation*	01/31/07
Asia	58.4%
Latin America	21.4
Europe/Middle East/Africa	17.6
Bermuda	0.7
Cash equivalents and other assets less liabilities	1.9
Total	100.0%
Top five countries (equity investments)*	01/31/07
South Korea	13.4%
Taiwan	12.8
Brazil	12.7
South Africa	9.2
Russia	7.2
Total	55.3%
Top ten equity holdings*	01/31/07
Taiwan Semiconductor Manufacturing	2.4%
Companhia Vale do Rio Doce, Class A	2.1
Samsung Electronics	2.1
Bharti Tele-Ventures	1.5
Hana Financial Group	1.5
Gazprom, ADR	1.4
Mobile TeleSystems, ADR	1.4
Maxis Communications	1.3
Mega Financial	1.2
Companhia de Concessoes Rodoviarias	1.2
Total	16.1%

*  Weightings represent percentages of the Portfolio's net assets as of January 31, 2007. The Portfolio is actively managed and its composition will vary over time.

**  Weighting represents less than 0.05% of the Portfolio's net assets as of January 31, 2007.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

NVDR  Non Voting Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2007 (unaudited)

Common stocks—91.41% Security description	Number of shares	Value
Argentina—0.58%
Energy equipment & services—0.58%
Tenaris SA, ADR[1]	44,500	$2,112,415
Bermuda—0.69%
Marine—0.48%
Pacific Basin Shipping Ltd.[1]	2,486,000	1,732,076
Oil & gas—0.21%
CNPC Hong Kong Ltd.[1]	1,510,000	759,027
Total Bermuda common stocks		2,491,103
Brazil—7.86%
Banks—0.44%
Unibanco - Uniao de Bancos Brasileiros SA, GDR	16,700	1,583,661
Electric utilities—0.65%
AES Tiete SA	26,200,000	822,740
CPFL Energia SA	58,500	771,168
CPFL Energia SA, ADR[1]	19,500	766,350
		2,360,258
Insurance—0.56%
Porto Seguro SA	62,000	2,031,591
Metals & mining—1.03%
Companhia Siderurgica Nacional SA (CSN),	45,200	1,465,986
Companhia Siderurgica Nacional SA (CSN), ADR	26,400	854,040
Companhia Vale do Rio Doce (CVRD), ADR	50,000	1,436,500
		3,756,526
Oil & gas—1.03%
Petroleo Brasileiro SA- Petrobras	38,222	3,756,458
Paper & forest products—1.23%
Aracruz Celulose SA, ADR[1]	27,188	1,505,943
Votorantim Celulose e Papel SA, ADR1, *	165,350	2,984,568
		4,490,511
Retail—1.04%
Lojas Renner SA	269,800	3,778,889
Transportation infrastructure—1.15%
Companhia de Concessoes Rodoviarias (CCR)	318,989	4,190,011
Warehousing & harbor transportation services—0.26%
Santos-Brasil SA*	73,500	951,256
Wireless telecommunication services—0.47%
Tim Participacoes SA, ADR[1]	50,900	1,701,587
Total Brazil common stocks		28,600,748

Security description	Number of shares	Value
Chile—0.68%
Banks—0.46%
Banco Santander Chile SA, ADR	33,600	$1,661,856
Water utilities—0.22%
Inversiones Aguas Metropolitanas SA (IAM), ADR[1,2]	36,000	819,911
Total Chile common stocks		2,481,767
China—5.22%
Banks—0.47%
Industrial & Commercial Bank of China*	2,917,000	1,710,068
Construction materials—0.67%
Anhui Conch Cement Co. Ltd., Class H1	714,800	2,428,332
Diversified telecommunication services—0.37%
China Telecom Corp. Ltd.	2,752,000	1,336,373
Insurance—0.42%
China Life Insurance Co. Ltd., Class H	512,800	1,514,785
Marine—0.47%
China Shipping Development Co. Ltd., Class H	1,202,000	1,693,413
Oil & gas—0.51%
PetroChina Co. Ltd., Class H	1,520,000	1,875,181
Real estate—0.48%
Shimao Property Holdings Ltd.1, *	1,142,800	1,756,294
Technology, hardware & equipment—0.32%
TPV Technology Ltd.[1]	1,862,000	1,149,464
Textiles & apparel—0.53%
Fountain Set (Holdings) Ltd.	1,404,000	481,557
Texwinca Holdings Ltd.[1]	1,890,000	1,460,806
		1,942,363
Transportation infrastructure—0.98%
China Merchants Holdings International Co. Ltd.	386,000	1,428,764
Zhejiang Expressway Co. Ltd.[1]	2,794,000	2,147,062
		3,575,826
Total China common stocks		18,982,099
Czech Republic—1.33%
Banks—0.67%
Komercni Banka A.S.	16,266	2,435,037
Electric utilities—0.66%
CEZ	56,100	2,393,126
Total Czech Republic common stocks		4,828,163

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2007 (unaudited)

Common stocks—(continued) Security description	Number of shares	Value
Egypt—1.00%
Industrial conglomerates—0.65%
Orascom Telecom Holding SAE, GDR	34,600	$2,387,400
Wireless telecommunication services—0.35%
Egyptian Co. for Mobile Services (MobiNil)	41,245	1,265,570
Total Egypt common stocks		3,652,970
Hong Kong—3.23%
Electric utilities—0.55%
China Resources Power Holdings Co. Ltd.	1,256,000	1,989,473
Hotels, restaurants & leisure—0.05%
Melco PBL Entertainment (Macau) Ltd., ADR*	9,500	183,730
Oil & gas—0.88%
China Petroleum & Chemical Corp. (Sinopec)	3,814,300	3,192,676
Personal products—0.31%
Hengan International Group Co. Ltd.[1]	418,000	1,142,998
Textiles & apparel—0.44%
Ports Design Ltd.[1]	586,000	1,612,861
Wireless telecommunication services—1.00%
China Mobile (Hong Kong) Ltd.	393,100	3,618,448
Total Hong Kong common stocks		11,740,186
Hungary—0.92%
Banks—0.50%
OTP Bank Rt.	40,492	1,813,349
Diversified telecommunication services—0.16%
Magyar Tavkozlesi Rt. (Matav)	116,940	596,413
Oil & gas—0.26%
MOL Hungarian Oil and Gas Nyrt.	9,100	940,015
Total Hungary common stocks		3,349,777
India—4.78%
Automobiles—0.94%
Hero Honda Motors Ltd.	98,184	1,590,036
Tata Motors Ltd., ADR[1]	90,000	1,827,000
		3,417,036
Chemicals—0.58%
Reliance Industries Ltd.	68,159	2,102,048
Construction materials—0.71%
India Cements Ltd.*	523,491	2,609,256
Diversified telecommunication services—1.49%
Bharti Tele-Ventures Ltd.*	338,750	5,414,652

Security description	Number of shares	Value
India—(concluded)
IT consulting & services—0.64%
Satyam Computer Services Ltd., ADR[1]	99,900	$2,325,672
Metals & mining—0.42%
Tata Steel Ltd.	145,760	1,524,719
Total India common stocks		17,393,383
Indonesia—1.56%
Automobiles—0.58%
PT Astra International Tbk	1,285,500	2,113,953
Banks—0.49%
PT Bank Internasional Indonesia Tbk	72,283,300	1,786,870
Diversified telecommunication services—0.49%
PT Telekomunikasi Indonesia, Series B	1,694,673	1,769,189
Total Indonesia common stocks		5,670,012
Israel—2.70%
Banks—1.04%
Bank Hapoalim Ltd.	811,071	3,791,891
Chemicals—0.37%
Israel Chemicals Ltd.	217,326	1,341,039
Diversified telecommunication services—0.51%
Bezeq Israeli Telecommunication Corp. Ltd.	1,167,094	1,868,922
Pharmaceuticals—0.78%
Teva Pharmaceutical Industries Ltd., ADR	80,500	2,825,550
Total Israel common stocks		9,827,402
Kazakhstan—0.56%
Banks—0.25%
Kazkommertsbank*	41,400	923,220
Metals & mining—0.31%
KazakhGold Group Ltd., GDR*	46,966	1,118,189
Total Kazakhstan common stocks		2,041,409
Malaysia—5.58%
Banks—1.95%
Commerce Asset-Holding Berhad	888,400	2,343,003
Hong Leong Bank Berhad	1,466,200	2,575,790
Public Bank Berhad	836,500	2,166,684
		7,085,477
Consumer products—0.65%
Tanjong PLC	555,400	2,352,785
Hotels, restaurants & leisure—0.42%
Genting Berhad	140,700	1,535,727

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2007 (unaudited)

Common stocks—(continued) Security description	Number of shares	Value
Malaysia—(concluded)
Marine—0.72%
Malaysia International Shipping Co. Berhad	1,030,000	$2,625,483
Plantations—0.48%
IOI Corp. Berhad	329,900	1,733,858
Transportation infrastructure—0.03%
PLUS (Projek Lebuhraya Utara Selatan) Expressways Berhad	121,600	99,690
Wireless telecommunication services—1.33%
Maxis Communications Berhad	1,474,400	4,854,979
Total Malaysia common stocks		20,287,999
Mexico—6.55%
Banks—0.80%
Grupo Financiero Banorte SA de C.V., Series O	733,729	2,919,525
Beverages—1.03%
Fomento Economico Mexicano SA de C.V., ADR	13,800	1,656,966
Grupo Modelo, SA de C.V., Series C	381,500	2,076,584
		3,733,550
Construction materials—0.66%
Cemex SA de C.V., ADR1, *	67,762	2,397,419
Household products—0.58%
Kimberly-Clark de Mexico SA de C.V., Series A	492,200	2,120,414
Media—0.45%
Grupo Televisa SA, ADR	55,500	1,635,030
Metals & mining—0.54%
Industrias CH, SA, Series B*	448,400	1,960,250
Multi-line retail—0.76%
Wal-Mart de Mexico SA de C.V., Series V1	625,800	2,770,476
Transportation infrastructure—0.72%
Grupo Aeroportuario del Pacifico SA de C.V., ADR	38,900	1,573,894
Grupo Aeroportuario del Sureste SA de C.V., ADR[1]	23,500	1,021,780
		2,595,674
Wireless telecommunication services—1.01%
America Movil SA de C.V., ADR, Series L	82,988	3,681,348
Total Mexico common stocks		23,813,686
Pakistan—0.44%
Banks—0.44%
MCB Bank Ltd., GDR	83,600	1,605,120

Security description	Number of shares	Value
Panama—0.33%
Banks—0.33%
Banco Latinoamericano de Exportaciones SA, Class E	71,800	$1,201,932
Philippines—0.39%
Diversified telecommunication services—0.39%
Philippine Long Distance Telephone Co., ADR[1]	26,800	1,410,216
Poland—0.79%
Banks—0.54%
Bank Pekao SA	23,306	1,964,361
Diversified telecommunication services—0.25%
Telekomunikacja Polska SA	104,539	899,890
Total Poland common stocks		2,864,251
Russia—7.15%
Auto manufacturing/suppliers—0.36%
JSC Severstal-Auto[3]	45,600	1,299,600
Banks—0.92%
Sberbank	1,015	3,352,076
Electric utilities—1.04%
RAO Unified Energy System (UES), GDR	32,100	3,771,654
Metals & mining—0.96%
Chelyabinsk Zinc Factory, GDR*	19,000	314,070
Evraz Group SA, GDR	52,050	1,447,510
Mining & Metallurgical Co., Norilsk Nickel, ADR	10,250	1,732,250
		3,493,830
Oil & gas—2.50%
Gazprom, ADR	122,150	5,247,738
LUKOIL, ADR[1]	16,112	1,274,459
Surgutneftegaz OJSC, ADR[1]	42,600	2,556,000
		9,078,197
Wireless telecommunication services—1.37%
Mobile TeleSystems, ADR	92,400	5,004,384
Total Russia common stocks		25,999,741
South Africa—9.17%
Banks—1.50%
ABSA Group Ltd.	109,592	2,024,822
African Bank Investments Ltd.	845,090	3,412,273
		5,437,095
Diversified financials—1.19%
Alexander Forbes Ltd.*	614,584	1,378,822
Standard Bank Group Ltd.	215,552	2,955,633
		4,334,455

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2007 (unaudited)

Common stocks—(continued) Security description	Number of shares	Value
South Africa—(concluded)
Diversified telecommunication services—0.56%
Telkom South Africa Ltd.	91,402	$2,038,381
Food products—0.37%
Tiger Brands Ltd.	56,984	1,362,916
Health care providers & services—0.52%
Network Healthcare Holdings Ltd.*	932,000	1,901,492
Healthcare equipment & supplies—0.37%
Aspen Pharmacare Holdings Ltd.*	283,768	1,357,844
Household durables—0.23%
Steinhoff International Holdings Ltd.	240,260	832,542
Industrial conglomerates—1.14%
Barloworld Ltd.	85,969	2,227,006
Remgro Ltd.	78,096	1,934,357
		4,161,363
Metals & mining—1.08%
Anglo Platinum Ltd.	13,000	1,634,182
Mittal Steel South Africa Ltd.	152,127	2,276,033
		3,910,215
Oil & gas—1.15%
Sasol Ltd.	122,730	4,180,248
Specialty retail—0.46%
Truworths International Ltd.	350,300	1,675,647
Wireless telecommunication services—0.60%
MTN Group Ltd.	180,645	2,168,606
Total South Africa common stocks		33,360,804
South Korea—11.53%
Banks—2.06%
Industrial Bank of Korea (IBK)	148,800	2,747,645
Kookmin Bank	43,370	3,454,252
Kookmin Bank, ADR[1]	16,100	1,280,433
		7,482,330
Construction & engineering—1.42%
Daelim Industrial Co., Ltd.[1]	31,390	2,567,128
GS Engineering & Construction Corp.	9,560	795,480
Hyundai Development Co.	34,160	1,806,152
		5,168,760
Diversified financials—1.46%
Hana Financial Group, Inc.	107,433	5,321,399
Diversified telecommunication services—0.91%
KT Corp.	47,850	2,182,321
KT Corp., ADR[1]	48,400	1,118,040
		3,300,361
Electric utilities—1.00%
Korea Electric Power Corp. (KEPCO)	80,230	3,616,942

Security description	Number of shares	Value
South Korea—(concluded)
Gas utilities—0.40%
Korea Gas Corp.	36,970	$1,468,278
Machinery—0.60%
Hanjin Heavy Industries & Construction Co., Ltd.[1]	70,900	2,191,014
Metals & mining—1.08%
Korea Zinc Co., Ltd.	16,900	1,506,707
POSCO	6,872	2,417,201
		3,923,908
Retail—0.54%
Lotte Shopping Co., Ltd., GDR1, 2, *	100,930	1,952,995
Semiconductor equipment & products—2.06%
Samsung Electronics Co. Ltd.	12,095	7,488,909
Total South Korea common stocks		41,914,896
Taiwan—12.80%
Banks—1.24%
Mega Financial Holding Co. Ltd.	6,755,000	4,531,052
Chemicals—0.38%
Taiwan Fertilizer Co. Ltd.	765,000	1,370,328
Computers & peripherals—1.71%
Asustek Computer, Inc.	859,250	2,291,829
Lite-On Technology Corp.	2,726,102	3,943,513
		6,235,342
Construction materials—0.64%
Taiwan Cement Corp.	2,701,154	2,315,498
Diversified telecommunication services—1.58%
Chunghwa Telecom Co. Ltd.	1,911,880	3,672,212
Chunghwa Telecom Co. Ltd., ADR	99,514	2,060,935
		5,733,147
Electronic equipment & instruments—1.57%
Delta Electronics, Inc.	542,500	1,774,093
HON HAI Precision Industry Co. Ltd. (Foxconn)	390,200	2,670,715
Synnex Technology International Corp.	1,029,820	1,257,523
		5,702,331
Food & drug retailing—0.74%
President Chain Store Corp.	1,159,000	2,685,732
Insurance—0.53%
Shin Kong Financial Holding Co., Ltd.	1,932,165	1,939,301
Semiconductor equipment & products—4.41%
MediaTek, Inc.	366,600	4,007,318
Siliconware Precision Industries Co.	1,125,000	1,871,064

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2007 (unaudited)

Common stocks—(concluded) Security description	Number of shares	Value
Taiwan—(concluded)
Semiconductor equipment & products—(concluded)
Taiwan Semiconductor Manufacturing Co. Ltd.	4,158,397	$8,595,101
Unimicron Technology Corp.	1,212,170	1,559,685
		16,033,168
Total Taiwan common stocks		46,545,899
Thailand—3.25%
Banks—0.55%
Kasikornbank Public Co. Ltd., NVDR[1]	646,400	1,123,892
Siam City Bank Public Co. Ltd.	1,765,300	873,760
		1,997,652
Construction materials—1.11%
Siam Cement Public Co. Ltd., NVDR[1]	597,600	4,023,613
Food products—0.14%
Thai Union Frozen Products Public Co. Ltd, NVDR[3]	745,600	496,672
Home builders—0.26%
Land & Houses Public Co. Ltd, NVDR	5,328,800	956,832
Industrial conglomerates—0.55%
Banpu Public Co. Ltd., NVDR	379,900	2,007,741
Wireless telecommunication services—0.64%
Advanced Information Services Public Co. Ltd.	1,090,200	2,336,532
Total Thailand common stocks		11,819,042
Turkey—1.76%
Automobiles—0.33%
Tofas Turk Otomobil Fabrikasi A.S.	313,074	1,191,284
Banks—0.51%
Akbank T.A.S.	286,084	1,844,576
Diversified financials—0.55%
Turkiye Vakiflar Bankasi T.A.O.*	386,699	956,781
Turkiye Vakiflar Bankasi T.A.O., Class D	405,069	1,059,077
		2,015,858
Household durables—0.09%
Vestel Elektronik Sanayi ve Ticaret A.S.*	128,389	321,173
Wireless telecommunication services—0.28%
Turkcell Iletisim Hizmetleri A.S. (Turkcell)	180,554	1,008,087
Total Turkey common stocks		6,380,978
Venezuela—0.56%
Metals & mining—0.56%
Ternium SA, ADR1, *	79,200	2,034,648
Total common stocks (cost—$258,139,126)		332,410,646

Preferred stocks—6.73% Security description	Number of shares	Value
Brazil—4.83%
Banks—1.09%
Banco Bradesco SA	49,502	$2,011,030
Itausa - Investimentos Itau SA	352,139	1,947,992
		3,959,022
Chemicals—0.29%
Ultrapar Participacoes SA	43,040	1,039,298
Electric utilities—0.14%
AES Tiete SA	17,300,000	522,490
Metals & mining—2.08%
Companhia Vale do Rio Doce (CVRD), Class A	268,286	7,578,522
Oil & gas—1.23%
Petroleo Brasileiro SA - Petrobras	19,540	431,176
Petroleo Brasileiro SA - Petrobras, ADR	45,328	4,020,594
		4,451,770
Total Brazil preferred stocks		17,551,102
South Korea—1.90%
Automobiles—1.04%
Hyundai Motor Co.	91,580	3,778,421
Semiconductor equipment & products—0.86%
Samsung Electronics Co. Ltd.	6,689	3,146,407
Total South Korea preferred stocks		6,924,828
Total preferred stocks (cost—$14,679,720)		24,475,930
	Number of rights
Rights*,[3], [4]—0.00%
Thailand—0.00%
Diversified telecommunication services—0.00%
True Corporation Public Company Ltd. exercise price $0.351, expires 03/31/08 (cost—$0)	218,684	0

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2007 (unaudited)

	Principal amount (000)[5]		Maturity dates	Interest rates	Value
	Corporate bond[3,4,6,7]—0.00%
	Brazil—0.00%
	Metals & mining—0.00%
BRL	10	Companhia Vale do Rio Doce (cost—$0)	09/29/49	1.000%	$0
	Repurchase agreement—1.22%
	4,436	Repurchase agreement dated 01/31/07 with State Street Bank & Trust Co., collateralized by $4,508,352 US Treasury Notes, 3.000% to 4.875% due 10/31/07 to 04/30/08; (value—$4,524,788); proceeds: $4,436,598 (cost—$4,436,000)	02/01/07	4.850	4,436,000
	Number of shares (000)
	Investments of cash collateral from securities loaned—9.11%
	Money market funds[8]—3.06%
	12	AIM Prime Portfolio		5.194	$12,480
	11,127	UBS Private Money Market Fund LLC[9]		5.209	11,127,007
Total money market funds (cost—$11,139,487)					11,139,487
	Principal amount (000)[5]
	Repurchase agreements—6.05%
	$12,000	Repurchase agreement dated 01/31/07 with Barclays Bank PLC,
		collateralized by $12,399,000 Federal National Mortgage
		Association obligations, zero coupon due 05/01/07; (value—$12,240,292);
		proceeds: $12,001,753	02/01/07	5.260	12,000,000
	10,000	Repurchase agreement dated 01/31/07 with Merrill Lynch & Co., Inc., collateralized by $10,475,000 US Treasury Notes, 4.250% due 11/15/13; (value—$10,200,975); proceeds: $10,001,461	02/01/07	5.260	10,000,000
Total repurchase agreements (cost—$22,000,000)					22,000,000
Total investments of cash collateral from securities loaned (cost—$33,139,487)					33,139,487
Total investments (cost—$310,394,333)—108.47%					394,462,063
	Liabilities in excess of other assets—(8.47)%				(30,790,908)
Net assets—100.00%					$363,671,155

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2007 (unaudited)

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2007.

2  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.76% of net assets as of January 31, 2007, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Illiquid securities representing 0.49% of net assets.

4  Security is being fair valued by a valuation committee under the direction of the board of trustees.

5  In US Dollars unless otherwise indicated.

6  Perpetual bond security. The maturity date represents the final maturity.

7  Variable rate security. The interest rate shown is the current rate as of January 31, 2007, and resets periodically.

8  Interest rates shown reflect yields at January 31, 2007.

9  The table below details the Portfolio's transaction activity in an affiliated issuer for the six months ended January 31, 2007.

Security description	Value at 07/31/06	Purchases during the six months ended 01/31/07	Sales during the six months ended 01/31/07	Value at 01/31/07	Net income earned from affiliate for the six months ended 01/31/07
UBS Private Money Market Fund LLC	$7,875,884	$110,170,577	$106,919,454	$11,127,007	$47,117

ADR  American Depositary Receipt

BRL  Brazilian Real

GDR  Global Depositary Receipt

NVDR  Non Voting Depositary Receipt

See accompanying notes to financial statements

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Performance

For the period since inception on November 30, 2006 through January 31, 2007, the Portfolio's Class Y shares returned 6.67%. (Class Y shares are not subject to sales loads or the UBS PACE Select Program fee; investors in other share classes would have lower returns.) In comparison, the FTSE NAREIT Equity REIT Index (the "Index") returned 6.73%, the FTSE EPRA/NAREIT Global Real Estate Index returned 7.68%, and the median return of the Lipper Real Estate Funds category was 6.71%. (Returns for all share classes since inception are also shown in the "Performance at a glance" table on page 165. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

Market review

During the reporting period, the global real estate securities market handily outperformed the broader equity and fixed income markets. Most major real estate markets around the world are experiencing strong fundamentals, with rents and occupancies increasing, and supply still constrained. The evidence of this is clear in many of the largest office markets across the world, with New York, London, Paris, Japan, Singapore and Hong Kong showing vacancy rates declining and rents increasing with notable velocity. Additionally, a strong influx of capital continues to propel the market, with public real estate market valuations rising closer to those in the private market. The premium the Blackstone Group ultimately paid for Equity Office Properties was a key driver that fueled the US REIT market in January 2007 alone.

While most corporate mergers and acquisition activity has been concentrated in the US, corporate activity has increased in Spain, the UK, Canada and Australia. Based on the size and pricing of recent transactions in both the public and private markets, investor interest in the real estate asset class globally remains significant.

During the reporting period, North America slightly underperformed. Asia led the real estate securities group, with Japan, Singapore and Hong Kong returning over 11%; Europe was mixed, with Germany leading the group, up 9.2%, while the UK lagged, returning 2.2% (as measured by the Japan, Singapore, Hong Kong, Germany and UK sub-indices of the FTSE EPRA/NAREIT Index). From a global perspective, the health care, office and retail property sectors outperformed the market, while the industrial, hotel and residential sectors underperformed.

UBS PACE Select Advisors Trust – UBS PACE Global Real Estate Securities Investments

Advisor:

Goldman Sachs Asset Management, L.P. ("GSAM")

Portfolio Managers:

Team, led by Mark Howard-Johnson and David Kruth, co-managers

Objective:

Total return

Investment process:

The Portfolio invests primarily in real estate investment trusts (REITs) and other real estate related securities. The Portfolio can take advantage of what it believes to be attractive opportunities in both developed and emerging markets around the world.

GSAM conducts fundamental, bottom-up research seeking to identify undervalued, well-managed businesses with strong growth potential that offer an attractive level of income and capital appreciation. The GSAM team combines bottom-up research with proprietary valuation models that analyze the local property and equity markets, and it then compares valuations across regions and property types. Both the bottom-up research and the proprietary valuation models are used to formulate forward-looking, risk-adjusted return expectations for markets across the globe.

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Advisor's comments

Since its inception, the Portfolio generated solid results, but slightly lagged the Index. During this period, the Portfolio benefited from its exposure to the non-US real estate securities markets (the Index does not have a non-US component, while the FTSE EPRA/NAREIT Global Real Estate Index does), in addition to positive stock selection in the hotels, health care and office sectors.

The most meaningful detractor from performance was the Portfolio's high cash position on the day of funding, when the US market appreciated 1.0%. Additionally, an underweight position in the self-storage sector—the best performing sector over the period—and an overweight position in the hotel sector detracted from performance. We expect to maintain our underweight position in the self-storage sector due to valuation concerns, as compressed risk premiums and aggressive earnings expectations have now made it one of the most richly valued sectors.

The regional mall sector outperformed during the reporting period, as fears over the consumer have lessened, driven by falling oil prices and lower mortgage rates. New concepts continue to drive demand in the regional mall space. We maintain our position in the higher-quality companies, all of which have what we believe are top-tier management teams, robust pre-leased development pipelines and quality portfolios, such as Simon Property Group.

The office sector outperformed during the reporting period, which was almost solely attributable to the bidding war between the Blackstone Group and Vornado for Equity Office Properties (EOP). Blackstone's ultimate $55.50 per share all-cash purchase of EOP sent a strong signal regarding REIT pricing versus the private market, particularly in the office sector. Those REITs that own assets in high-barrier markets especially benefited, including SL Green, Boston Properties, Brookfield Properties and Douglas Emmett, which are held in the Portfolio. Dedicated REIT investors' need to recycle the capital out of EOP into other names within the industry further propelled the market. Additionally, moderate levels of new construction, ongoing job growth and rising replacement costs continued to fuel the fundamentals in the sector.

The apartment sector modestly underperformed for the reporting period. In this area, stock selection generated positive results, while our underweight sector position versus the Index was neutral. Weakness in the for-sale housing market continues to accrue to the benefit of apartment owners. The gap between the cost-to-buy and the cost-to-rent has fueled significant occupancy and rent hikes in the apartment sector. Job growth and a favorable demographic backdrop have also helped the sector with echo boomers, baby boomers and immigrants showing a greater propensity to rent. We remain focused on those companies that have substantial exposure to the high-barrier markets of New York, Washington DC and the West Coast.

The hotel sector underperformed the broader REIT market during the reporting period, as concerns over leisure travel weighed on the market. Our stock selection was positive in this area, while our overweight position to the sector detracted from performance. We maintain our position in the higher-quality, luxury-oriented companies, such as Starwood Hotels and Host Hotels & Resorts, which both source over 80% of revenues from corporate travel—not leisure travel, which is showing some signs of weakness.

Although the industrial sector lagged during the reporting period, fundamentals continue to improve. Strong economic growth and healthy manufacturing numbers have coincided with increased demand for distribution warehouse space. Improvement in demand, coupled with continued restraint on new developments, have driven vacancies lower and rents higher. We continue to focus on those companies

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Advisors' comments – concluded

that should not only benefit from fundamental improvements, but also from structural changes in the sector. We believe a globally-oriented, high-quality portfolio that includes modern distribution warehouse space is essential to capitalize on the trend of globalization. Hence, we maintain our overweight positions in Prologis Trust and AMB Property, which we believe possess these attributes and view as being led by solid management teams that have employed innovative, industry-leading business models to generate high returns on invested capital.

Please refer to special notice regarding the Portfolio's name change, to UBS PACE Global Real Estate Securities Investments, located on page 2 of this report.

Special considerations

The Portfolio may be appropriate for long-term investors seeking to diversify a portion of their assets into real-estate related investments. Investors should be willing to withstand short-term fluctuations in the equity and real estate markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies or issuers in whose securities the funds invest. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries. There are certain risks associated with investing in real estate-related investments, including sensitivity to economic downturns, interest rates, declines in property values and variation in property management.

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Performance at a glance (unaudited)

Total returns for periods ended 01/31/07		Since inception°
Before deducting	Class A*	8.40%
maximum sales charge	Class C**	8.26%
or UBS PACE Select	Class Y***	6.67%
program fee	Class P****	3.61%
After deducting	Class A*	2.46%
maximum sales charge	Class C**	7.26%
or UBS PACE Select	Class P****	3.56%
program fee
FTSE NAREIT Equity REIT Index		6.73%
FTSE EPRA/NAREIT Global Real Estate Index		7.68%
Lipper Real Estate Funds Median		6.71%

Total returns for periods ended December 31, 2006, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—since inception, -4.58%; Class C—since inception, -0.08%; Class Y—since inception, -0.66%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2006 prospectuses were as follows: Class A—2.04% and 1.45%; Class C—2.79% and 2.20%; Class Y—1.79% and 1.20%; and Class P—1.79% and 1.20%. The Portfolio commenced operations on November 30, 2006 and these gross ratios are based on an estimated $25 million in assets under management for the Portfolio's first fiscal year. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") has entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through December 1, 2007 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed the following: Class A—1.45%; Class C—2.20%; Class Y—1.20%; and Class P—1.20%. The Portfolio has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

°  Since inception returns are calculated as of commencement of issuance on December 18, 2006 for Class A and C shares, November 30, 2006 for Class Y shares, and January 22, 2007 for Class P shares. Since inception returns for the Indices and Lipper median are shown as of November 30, 2006, which is the inception date of the oldest share class (Class Y).

*  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

**  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

***  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

****  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

FTSE NAREIT Equity REIT Index—NAREIT (National Association of Real Estate Investment Trusts) is a voice for U.S. REITs and publicly traded real estate companies worldwide. Members are real estate investment trusts (REITs) and other businesses that own, operate and finance income-producing real estate, as well as those firms and individuals who advise, study and service these businesses. Equity Real Estate Investment Trusts include those firms that own, manage and lease investment-grade commercial real estate. Specifically, a company is classified as an Equity REIT if 75% or more of its gross invested book assets is invested in real property.

The FTSE EPRA/NAREIT Global Real Estate Index Series is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Portfolio statistics (unaudited)

Characteristics	01/31/07
Net assets (mm)	$11.1
Number of holdings	80
Portfolio composition*	01/31/07
Common stocks	90.6%
Cash equivalents and other assets less liabilities	9.4
Total	100.0%
Top five countries (equity investments)*	01/31/07
United States	74.6%
Japan	3.6
Canada	3.0
Untied Kingdom	2.7
Australia	2.3
Total	86.2%
Top ten equity holdings*	01/31/07
Simon Property Group	7.3%
ProLogis	6.8
Vornado Realty Trust	5.7
Kimco Realty	4.2
SL Green Realty	3.9
Host Hotels & Resorts	3.8
Archstone-Smith Trust	3.7
AvalonBay Communities	3.5
Boston Properties	3.3
AMB Property	3.0
Total	45.2%

*  Weightings represent percentages of the Portfolio's net assets as of January 31, 2007. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Portfolio of investments—January 31, 2007 (unaudited)

Common stocks—90.64% Security description	Number of shares	Value
Australia—2.27%
Abacus Property Group	8,728	$12,945
Australian Education Trust	10,280	15,463
Commonwealth Property Office Fund	14,209	16,021
DB RREEF Trust	19,263	26,444
ING Real Estate Community Living Fund Group	19,920	20,602
Investa Property Group	12,361	23,729
Macquarie DDR Trust	19,805	20,972
Mirvac Group	4,388	19,246
Thakral Holdings Group	17,300	12,276
Tishman Speyer Office Fund	21,891	49,818
Valad Property Group	24,249	33,955
Total Australia common stocks		251,471
Bermuda—0.68%
Hongkong Land Holdings Ltd.	10,000	44,519
Kerry Properties Ltd.	6,500	30,260
Total Bermuda common stocks		74,779
Canada—3.02%
Allied Properties Real Estate Investment Trust	1,700	33,009
Boardwalk Real Estate Investment Trust	900	32,045
Brookfield Properties Corp.	4,547	211,617
Crombie Real Estate Investment Trust	1,700	20,152
Dundee Real Estate Investment Trust	500	16,974
Primaris Retail Real Estate Investment Trust	1,200	20,007
Total Canada common stocks		333,804
Cayman Islands—0.14%
Shui On Land Ltd.*	18,000	15,248
France—1.16%
Fonciere des Regions	78	15,553
Klepierre	124	21,981
Societe Immobiliere de Location pour l'Industrie et le Commerce (Silic)	125	20,422
Unibail	278	70,418
Total France common stocks		128,374

Security description	Number of shares	Value
Germany—0.33%
Patrizia Immobilien AG*	1,307	$36,533
Guernsey—0.51%
Mapeley Ltd.	486	35,887
Eurocastle Investment Ltd.	384	20,517
Total Guernsey common stocks		56,404
Hong Kong—0.45%
China Overseas Land & Investment Ltd.	22,000	24,496
Sino Land Co. Ltd.	6,000	13,552
Sun Hung Kai Properties Ltd.	1,000	12,197
Total Hong Kong common stocks		50,245
Japan—3.61%
Japan Excellent, Inc.*	6	42,800
Japan Prime Realty Investment Corp.	6	22,421
Kenedix Realty Investment Corp.	5	33,180
Mitsubishi Estate Co. Ltd.	5,000	143,278
Mitsui Fudosan Co. Ltd.	4,000	103,990
New City Residence Investment Corp.	4	19,615
Nippon Commercial Investment Corp.*	7	33,693
Total Japan common stocks		398,977
Mexico—0.19%
Urbi, Desarrollos Urbanos, SA de C.V.*	5,835	20,895
Netherlands—0.42%
Rodamco Europe NV	341	46,258
Singapore—0.57%
Ascendas Real Estate Investment Trust (A-REIT)	6,000	9,686
Capitacommercial Trust	9,000	15,759
Capitaland Ltd.	3,000	13,248
CapitaMall Trust	7,000	14,765
Suntec Real Estate Investment Trust	8,000	9,626
Total Singapore common stocks		63,084

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Portfolio of investments—January 31, 2007 (unaudited)

Common stocks—(concluded) Security description	Number of shares	Value
United Kingdom—2.71%
British Land Co. PLC	1,641	$50,844
Capital & Regional PLC	487	15,023
Derwent London PLC	803	30,702
Great Portland Estates PLC	2,206	30,551
Hammerson PLC	1,420	41,151
Land Securities Group PLC	2,288	96,626
Unite Group PLC	3,562	35,131
Total United Kingdom common stocks		300,028
United States—74.58%
Alexandria Real Estate Equities, Inc.	1,941	210,327
AMB Property Corp.	5,540	337,109
Archstone-Smith Trust	6,505	411,181
AvalonBay Communities, Inc.	2,619	388,555
BioMed Realty Trust, Inc.	3,474	103,629
Boston Properties, Inc.	2,933	369,822
Brandywine Realty Trust	6,013	209,613
Camden Property Trust[1]	3,277	256,917
Corporate Office Properties Trust	3,872	206,300
Developers Diversified Realty Corp.	4,608	309,289

Security description	Number of shares	Value
United States—(concluded)
Douglas Emmett, Inc.	5,650	$154,584
Equity Residential	3,710	208,799
Essex Property Trust, Inc.	1,810	261,255
General Growth Properties, Inc.[1]	2,529	155,584
Gramercy Capital Corp.	4,320	156,082
Host Hotels & Resorts, Inc.	15,936	421,826
Kimco Realty Corp.	9,397	466,091
LaSalle Hotel Properties	2,181	103,837
ProLogis	11,562	751,530
Public Storage, Inc.	960	104,410
Regency Centers Corp.	3,567	310,686
Simon Property Group, Inc.	7,055	807,021
SL Green Realty Corp.	2,976	436,222
Starwood Hotels & Resorts Worldwide, Inc.	2,567	160,643
Ventas, Inc.	2,276	105,265
Vornado Realty Trust	5,193	635,364
Weingarten Realty Investors	4,147	205,318
Total United States common stocks		8,247,259
Total common stocks (cost—$9,463,191)		10,023,359

Number of shares (000)		Interest rates
Investments of cash collateral from securities loaned—2.63%
Money market funds[2] — 2.63%
2	AIM Prime Portfolio	5.194%	1,800
289	UBS Private Money Market Fund LLC[3]	5.209	289,200
Total investments of cash collateral from securities loaned (cost—$291,000)			291,000
Total investments (cost — $9,754,191) — 93.27%			10,314,359
Other assets in excess of liabilities — 6.73%			744,351
Net assets — 100.00%			$11,058,710

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2007.

2  Interest rates shown reflect yield at January 31, 2007.

3  The table below details the Portfolio's transaction activity in an affiliated issuer during the period ended January 31, 2007.

Security description	Value at 11/30/06[4]	Purchases during the period ended 01/31/07	Sales during the period ended 01/31/07	Value at 01/31/07	Net income earned from affiliate for the period ended 01/31/07
UBS Private Money Market Fund LLC	$—	$296,100	$6,900	$289,200	$2

4  The Portfolio commenced operations on November 30, 2006.

REIT  Real Estate Investment Trust

See accompanying notes to financial statements

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Performance

For the six months ended January 31, 2007, the Portfolio's Class P shares returned 8.40% (before deduction of the maximum UBS PACE Select program fee; the shares returned 7.59% after deduction of the maximum UBS PACE Select program fee). In comparison, the Merrill Lynch US Treasury 1-5 Year Index returned 2.45%; the MSCI World Free Index (net US) returned 13.99%; the Consumer Price Index (a measure of the average change in consumer prices over time in a fixed market basket of goods and services) declined 0.53%; and the Lipper Global Flexible Portfolio Funds median returned 9.28%. (Returns for all share classes are also shown in the "Performance at a glance" table on page 171. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

Market review

The global markets accelerated during the six-month reporting period. Subdued inflation figures in the US and Japan helped calm fears of interest rate hikes. Oil prices fell during the period—from a high of over $70 per barrel in August to just over $57 at the end of the period—due, in part, to relatively warm weather in most parts of the world. Lower oil prices, tame inflation and steady interest rates all helped boost consumer confidence. Fears of slowing economic growth subsided as most major economies showed growth in excess of expectations. During the period, the euro gained ground relative to the US dollar, while the Japanese yen moved substantially lower, aiding Japanese exporters.

Advisors' comments

Analytic Investors

Our portion of the Portfolio generated strong results during the reporting period. This performance was generated while targeting a 0.5 beta (half the market risk). We used a multi-strategy approach comprised of long-short equities, long-short currencies and call options; each component positively contributed to performance.

Long-short equities contributed strongly to our portion of the Portfolio. Equity positions based on certain value characteristics, such as in companies with above-average earnings-to-price and book-to-price ratios, helped as investors continued to favor these types of characteristics. (The earnings-to-price ratio is a valuation ratio of a company's current share price compared to its per-share earnings; the book-to-price ratio is used to compare a stock's market value to its book value.) In addition, an emphasis on companies with certain efficiency characteristics, such as companies with above-average asset turnover and inventory turnover, also helped performance.

UBS PACE Select Advisors Trust – UBS PACE Alternative Strategies Investments

Advisors:

Analytic Investors, Inc. ("Analytic Investors") and Wellington Management Company, LLP ("Wellington Management")

Portfolio Managers:

Analytic Investors: Team, led by Gregory McMurran and Dennis Bein; Wellington Management: Team, led by Scott M. Elliott, Evan S. Grace, CFA, John R. Roberts and Trond Skramstad

Objective:

Long-term capital appreciation

Investment process:

Analytic Investors primarily employs a long/short global equity strategy. Analytic Investors also employs an index option strategy, pursuant to which the Portfolio may write index call options. In addition, Analytic Investors may employ a global tactical asset allocation strategy, comprised of investments in the currency markets and a market allocation component that uses derivatives, such as swaps, futures, and forward contracts to express its market views.

Wellington Management pursues a diversified total return strategy. Wellington Management pursues this strategy by combining diverse sources of return from across the global capital markets, including, but not limited to, equity, fixed income, currency, cash and asset allocation strategies.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Advisors' comments – concluded

Our top equity performers were long positions in Goldman Sachs, Fletcher Building and Fiat SPA. A short position in Unisys Corporation, and long positions in Santos Limited and Sportingbet* detracted from relative performance. (Short positions represent borrowed securities, which are sold and must be repurchased and returned to the lender at a later date. A short position in a rising security generally results in a loss.) Our stock selection process generally added value over the period, with industrials, health care and financials among the best-performing sectors. Our positions in the information technology, materials and telecommunications sectors, in contrast, had a slightly negative impact on returns.

Our option positions modestly enhanced results, despite the market rally. By comparing our forecasted volatilities and market implied volatilities, we were able to opportunistically identify and sell overvalued call options. In particular, calls written on the CAC-40 French Index and the gold index added value. Not everything was positive, however, as calls written on the US and Italy indices subtracted value as they rallied substantially during the six-month period.

Currencies added modestly to our portion of the Portfolio during the period, with long positions in the Australian dollar, Norwegian krone and Swedish krona contributing positively to performance. In addition, short positions in the Swiss franc and Japanese yen were beneficial, while short positions in the euro and British pound detracted from results.

Wellington Management

Our portion of the Portfolio, which we manage using a muti-strategy approach, generated a positive return during the reporting period On an absolute basis, our segment's average net equity exposure of just over 40% during the period hurt performance, as it didn't allow us to fully benefit from the global equity market rally of the last six months. The hedge overlay-sub portfolio, which consisted primarily of short positions in the Russell 2000 Index and the S&P 500 Index, significantly detracted from performance.

Conversely, the biggest contributor to overall performance was the global opportunities strategy, which is the largest single sub-portfolio. With the broad-based strength in global equity markets, the sub-portfolio, which represented an average of just under 25% of our portion of the Portfolio, posted a solid return over the period. With the strength in emerging equity markets, the emerging markets sub-portfolio was the second-largest contributor to overall performance. This sub-portfolio represented an average of 6% of our portion of the Portfolio. The China opportunities sub-portfolio also benefited from the strength in the emerging markets. This sub-portfolio, which was initiated at the beginning of December, represented 9% of our portion of the Portfolio at the end of January, and posted a solid gain during those two months. Although health care was one of the weaker sectors in the equity market over the last six months, the health care sub-portfolio was a significant contributor to performance. It represented an average of just over 10% of our portion of the Portfolio during the period, and posted a solid return.

*  Not held within this advisor's portion of the Portfolio as of January 31, 2007.

Special considerations

The Portfolio may be appropriate for investors seeking long term capital appreciation who are able to withstand short-term fluctuations in the equity markets and fixed income markets in return for potentially higher returns over the long-term. The fund may employ investment strategies that involve greater risks than the strategies used by many other mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers of securities in which the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Performance at a glance (unaudited)

Total returns for periods ended 01/31/07	6 months	Since inception°
Before deducting Class A*	8.21%	7.35%
maximum sales charge Class B**	7.80%	8.57%
or UBS PACE Select Class C***	7.77%	7.12%
program fee Class P****	8.40%	7.65%
After deducting Class A*	2.24%	1.47%
maximum sales charge Class B**	2.80%	3.57%
or UBS PACE Select Class C***	6.77%	6.12%
program fee Class P****	7.59%	6.34%
Merrill Lynch US Treasury 1-5 year Index+	2.45%	3.86%
MSCI World Free Index (net US)++	13.99%	14.25%
Consumer Price Index+++	-0.53%	1.31%
Lipper Global Flexible Portfolio Funds median	9.28%	8.79%

Total returns for periods ended December 31, 2006 after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—since inception, -0.52%; Class B—since inception, 1.53%; Class C—since inception, 4.11%; Class P—since inception, 4.39%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2006 prospectuses were as follows: Class A—2.58% and 2.48%; Class B—3.73% and 3.23%; Class C—3.34% and 3.23%; Class Y—2.33% and 2.23%; and Class P—2.33% and 2.23%. The Portfolio commenced operations on April 3, 2006. These gross ratios are estimates for the Portfolio's first fiscal year and are based on assets as of October 2006. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") has entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through December 1, 2007 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed the following: Class A—1.95%; Class B—2.70%; Class C—2.70%; Class Y—1.70%; and Class P—1.70%. The Portfolio has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

°  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P and A shares, May 19, 2006 for Class B shares, April 11, 2006 for Class C shares. Class Y shares commenced issuance on April 3, 2006 and had been totally redeemed by July 26, 2006. Since inception returns for the Indices and Lipper median are shown as of March 31, 2006, which is the nearest month-end of the oldest share class (Class P).

*  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

**  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

***  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

****  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

+  The Merrill Lynch US Treasury 1-5 Year Index: An unmanaged index tracking US Treasury securities with maturities between 1 and 5 years.

++  The MSCI World Free Index (net US) is a broad-based securities index that represents the US and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. This benchmark has been calculated net of withholding tax from a US perspective.

+++  Consumer Price Index (CPI) produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services. The index is calculated by the Bureau of Labor Statistics.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio statistics (unaudited)

Characteristics	01/31/07
Net assets (mm)	$217.1
Number of holdings	407
Portfolio composition*	01/31/07
Common stocks, preferred stocks and rights	76.9%
ADRs and GDRs	2.4
Investments sold short	(15.6)
Options, futures and forward foreign currency contracts	(0.1)
Cash equivalents and other assets less liabilities	36.4
Total	100.0%

Top five countries (long holdings)*	01/31/07
United States	57.4%
Japan	6.2
United Kingdom	5.4
Canada	4.0
Australia	3.8
Total	76.8%
Top five sectors (long holdings)*	01/31/07
Financials	18.4%
Consumer discretionary	9.4
Health care	9.3
Materials	9.2
Industrials	7.5
Total	53.8%
Top ten equity holdings (long holdings)*	01/31/07
Comcast	1.7%
AT&T	1.7
Merrill Lynch & Co.	1.7
Morgan Stanley	1.6
Thermo Fisher Scientific	1.5
Swire Pacific	1.4
Swatch Group	1.4
Carlsberg A/S, Class B	1.3
Immofinanz Immobilien Anlagen	1.3
BHP Billliton	1.1
Total	14.7%

Top five countries (short holdings)*	01/31/07
United States	(4.4)%
United Kingdom	(2.4)
Australia	(2.3)
Canada	(1.0)
Netherlands	(0.9)
Total	(11.0)%
Top five sectors (short holdings)*	01/31/07
Financials	(5.3)%
Materials	(3.0)
Consumer discretionary	(2.7)
Information technology	(1.2)
Telecommunication services	(0.6)
Total	(12.8)%
Top ten equity holdings (short holdings)*	01/31/07
CBS	(1.1)%
Alumina	(1.0)
Unisys	(1.0)
James Hardie Industries	(0.9)
Realogy	(0.8)
Ciba Specialty Chemicals	(0.7)
Provident Financial	(0.6)
Australian Stock Exchange	(0.6)
Vodafone Group	(0.6)
Everest Re Group	(0.5)
(7.8)%

*  Weightings represent percentages of the Portfolio's net assets as of January 31, 2007. The Portfolio is actively managed and its composition will vary over time.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2007 (unaudited)

Common stocks—79.24% Security description	Number of shares	Value
Australia—3.76%
Banks—0.12%
Westpac Banking Corp.	13,167	$257,440
Commercial services & supplies—0.17%
Downer EDI Ltd.	72,608	372,506
Metals & mining—2.69%
Alumina Ltd.	115,268	580,545
BHP Billiton Ltd.	121,943	2,495,794
Energy Resources of Australia Ltd.	62,997	1,020,136
Rio Tinto Ltd.	29,239	1,752,260
		5,848,735
Oil & gas—0.78%
Paladin Resources Ltd.*	155,758	1,068,778
Santos Ltd.	85,436	619,792
		1,688,570
Total Australia common stocks		8,167,251
Austria—1.25%
Real estate—1.25%
Immofinanz Immobilien Anlagen AG*	178,976	2,717,640
Belgium—1.23%
Banks—0.13%
KBC GROEP NV	2,149	271,024
Food & drug retailing—0.84%
Colruyt SA	7,662	1,631,123
Delhaize Group	2,336	194,321
		1,825,444
Pharmaceuticals—0.26%
UCB SA	8,502	563,520
Total Belgium common stocks		2,659,988
Bermuda—0.89%
Biotechnology—0.16%
Mingyuan Medicare Development Co. Ltd.	3,590,000	354,045
Food products—0.14%
China Yurun Food Group Ltd.	198,000	179,720
COFCO International Ltd.	110,000	115,525
		295,245
Hotels, restaurants & leisure—0.20%
Shangri-La Asia Ltd.	160,000	432,499
Real estate—0.05%
Kerry Properties Ltd.	25,500	118,712
Retail—0.04%
Huabao International Holdings Ltd.	160,000	89,844

Security description	Number of shares	Value
Bermuda—(concluded)
Textiles & apparel—0.30%
Ports Design Ltd.	145,000	$399,086
Texwinca Holdings Ltd.	314,000	242,695
		641,781
Total Bermuda common stocks		1,932,126
Brazil—1.02%
Banks—0.05%
Banco Itau Holding Financiera SA, ADR	2,900	107,213
Commercial services & supplies—0.02%
Localiza Rent A Car SA	1,600	48,398
Internet & catalog retail—0.03%
Submarino SA	2,100	63,770
Metals & mining—0.69%
Companhia Vale do Rio Doce (CVRD), ADR	44,300	1,503,099
Oil & gas—0.15%
Petroleo Brasileiro SA, ADR	3,200	314,496
Real estate—0.02%
Cyrela Brazil Realty SA	5,100	47,181
Specialty retail—0.03%
Lojas Renner SA	4,800	67,230
Wireless telecommunication services—0.03%
Tim Participacoes SA, ADR	1,800	60,174
Total Brazil common stocks		2,211,561
Canada—4.03%
Banks—0.50%
Bank of Montreal1, *	4,200	249,866
Bank of Nova Scotia*	10,200	439,966
Canadian Imperial Bank of Commerce*	4,600	394,330
		1,084,162
Diversified telecommunication services—0.57%
BCE, Inc.1, *	2,700	70,987
Telus Corp.	24,800	1,176,989
		1,247,976
Electronic equipment & instruments—0.71%
Onex Corp.*	65,100	1,537,329
Gas utilities—0.16%
TransCanada Corp.	10,700	354,879
Metals & mining—1.47%
Cameco Corp.	5,200	198,276
Energy Metals Corp.*	119,200	1,062,549
IPSCO, Inc.*	8,000	808,838
Teck Cominco Ltd., Class B1, *	7,000	516,077
UrAsia Energy Ltd.1, *	128,700	601,504
		3,187,244

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2007 (unaudited)

Common stocks—(continued) Security description	Number of shares	Value
Canada—(concluded)
Oil & gas—0.62%
Canadian Natural Resources Ltd.	3,700	$185,000
Canadian Oil Sands Trust	5,700	145,648
Encana Corp.	8,500	407,737
Shell Canada Ltd.*	4,200	161,533
Suncor Energy, Inc.	2,400	177,838
Talisman Energy, Inc.	14,800	260,711
		1,338,467
Total Canada common stocks		8,750,057
Cayman Islands—0.84%
Electronic equipment & instruments—0.13%
Kingboard Chemical Holdings Ltd.	67,000	278,906
Hotels, restaurants & leisure—0.05%
Ctrip.com International Ltd., ADR	1,600	113,776
Industrial conglomerates—0.16%
Golden Meditech Co. Ltd.*	868,000	344,644
Machinery—0.22%
Prime Success International Group Ltd.	430,000	481,619
Personal products—0.09%
Hengan International Group Co. Ltd.	72,000	196,880
Pharmaceuticals—0.19%
China Shineway Pharmaceutical Group Ltd.	569,000	397,896
Total Cayman Islands common stocks		1,813,721
Channel Islands—0.38%
Real estate—0.38%
Meinl European Land Ltd.*	31,891	823,030
China—1.85%
Banks—0.16%
China Merchants Bank Co., Ltd., Class H*	101,500	219,167
Industrial & Commercial Bank of China, Class H*	203,000	119,007
		338,174
Chemicals—0.04%
Sinopec Shanghai Petrochemical Co. Ltd., Class H	184,000	91,060
Commercial services & supplies—0.11%
Travelsky Technology Ltd., Class H	142,000	239,045
Construction materials—0.01%
China National Building Material Co. Ltd., Class H	14,000	11,038
Electric utilities—0.12%
Datang International Power Generation Co. Ltd., Class H	264,000	268,462

Security description	Number of shares	Value
China—(concluded)
Energy equipment & services—0.19%
China Oilfield Services Ltd., Class H	586,000	$402,519
Healthcare equipment & supplies—0.20%
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	334,000	435,425
Industrial conglomerates—0.08%
Tong Ren Tang Technologies Co. Ltd., Class H	95,000	177,757
Machinery—0.14%
Shanghai Prime Machinery Co. Ltd., Class H*	736,000	295,472
Metals & mining—0.29%
China Shenhua Energy Co. Ltd., Class H	63,500	155,164
Jiangxi Copper Co. Ltd.	262,000	269,305
Yanzhou Coal Mining Co., Ltd. Class H	214,000	200,026
		624,495
Multi-line retail—0.01%
Wumart Stores, Inc., Class H [2]	32,000	22,559
Oil & gas—0.04%
China Petroleum and Chemical Corp. (Sinopec), ADR	1,100	92,015
Pharmaceuticals—0.23%
Guangzhou Pharmaceutical Co. Ltd., Class H	612,000	501,669
Real estate—0.08%
Shanghai Forte Land Co. Ltd., Class H	470,000	174,566
Road & rail—0.07%
Guangshen Railway Co. Ltd., Class H	260,000	155,820
Transportation infrastructure—0.04%
Jiangsu Expressway Co. Ltd., Class H	112,000	80,981
Wireless telecommunication services—0.04%
China Mobile (Hong Kong) Ltd.	10,500	96,651
Total China common stocks		4,007,708
Denmark—1.33%
Beverages—1.33%
Carlsberg A/S, Class B	28,500	2,895,660
Egypt—0.08%
Telecommunications—0.08%
Orascom Telecom Holdings SAE	2,535	174,162
France—1.98%
Airlines—0.51%
Air France-KLM	24,561	1,105,111
Automobiles—0.14%
PSA Peugeot Citroen	4,613	303,675

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2007 (unaudited)

Common stocks—(continued) Security description	Number of shares	Value
France—(concluded)
Banks—0.15%
Societe Generale	1,839	$324,816
Construction materials—0.16%
Lafarge SA	2,236	342,468
Food products—0.06%
Groupe Danone	865	133,616
Healthcare equipment & supplies—0.11%
Essilor International SA	2,185	245,960
Insurance—0.12%
Axa	5,913	250,977
Multi-line retail—0.15%
PPR	2,200	324,617
Oil & gas—0.13%
Total SA	4,173	281,794
Pharmaceuticals—0.38%
Sanofi-Aventis	9,326	823,734
Semiconductor equipment & products—0.07%
Silicon-on-Insulator Technologies*	5,120	152,167
Total France common stocks		4,288,935
Germany—0.73%
Airlines—0.11%
Deutsche Lufthansa AG1	8,425	236,273
Automobiles—0.06%
Volkswagen AG1	1,089	121,394
Diversified telecommunication services—0.11%
Deutsche Telekom AG	13,507	238,035
Household products—0.08%
Henkel KGaA	1,057	165,415
Insurance—0.19%
Muenchener Rueckver AG	2,649	418,823
Metals & mining—0.10%
Salzgitter AG	1,690	216,092
Multi-line retail—0.07%
KarstadtQuelle AG*	5,073	163,891
Pharmaceuticals—0.01%
Merck KGaA	127	14,809
Total Germany common stocks		1,574,732
Hong Kong—2.32%
Airlines—0.09%
Cathay Pacific Airways Ltd.	75,000	194,684
Automobiles—0.12%
Denway Motors Ltd.	604,000	254,501
Banks—0.09%
Wing Hang Bank Ltd.	15,000	189,925

Security description	Number of shares	Value
Hong Kong—(concluded)
Distributors—0.16%
China Resources Enterprise Ltd.	112,000	$351,746
Diversified financials—1.67%
Hong Kong Exchanges & Clearing Ltd.	43,000	471,753
Swire Pacific Ltd.	273,000	3,147,088
		3,618,841
Industrial conglomerates—0.07%
Melco International Development Ltd.	70,000	148,779
Machinery—0.07%
Techtronic Industries Co. Ltd.	96,000	147,296
Multi-utilities—0.05%
China Power International Development Ltd.	225,000	122,587
Total Hong Kong common stocks		5,028,359
India—0.13%
IT consulting & services—0.08%
Infosys Technologies Ltd., ADR	1,200	69,600
Satyam Computer Services Ltd., ADR	5,000	116,400
		186,000
Pharmaceuticals—0.05%
Ranbaxy Laboratories Ltd., GDR[3]	11,000	105,600
Total India common stocks		291,600
Indonesia—0.03%
Diversified telecommunication services—0.03%
PT Telekomunikasi Indonesia, ADR	1,800	75,528
Israel—0.13%
Banks—0.02%
Bank Hapoalim B.M.	11,825	55,284
Pharmaceuticals—0.11%
Teva Pharmaceutical Industries Ltd., ADR[4]	6,600	231,660
Total Israel common stocks		286,944
Italy—2.92%
Automobiles—0.86%
Fiat SpA1, *	85,674	1,867,405
Banks—0.54%
Banca Intesa SpA	55,257	418,318
Banco Popolare di Verona e Novara Scrl[1]	8,397	264,433
UniCredito Italiano SpA	53,332	495,554
		1,178,305
Construction materials—0.38%
Italcementi SpA[1]	27,644	815,291
Gas utilities—0.16%
Snam Rete Gas SpA	57,885	341,247

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2007 (unaudited)

Common stocks—(continued) Security description	Number of shares	Value
Italy—(concluded)
Insurance—0.86%
Compagnia Assicuratrice Unipol SpA[1]	537,230	$1,877,558
Oil & gas—0.12%
ENI SpA	8,288	267,408
Total Italy common stocks		6,347,214
Japan—6.21%
Auto components—0.48%
Aisin Seiki Co. Ltd.	5,100	166,499
Bridgestone Corp.	40,100	872,927
		1,039,426
Automobiles—0.09%
Daihatsu Motor Co. Ltd.	20,000	204,544
Banks—0.38%
Joyo Bank Ltd.	12,000	71,583
Mitsubishi UFJ Financial Group, Inc. (MUFG)	18	218,577
Mizuho Financial Group, Inc.	38	274,486
Sumitomo Mitsui Financial Group, Inc.	25	256,450
		821,096
Chemicals—0.60%
Mitsui Chemicals, Inc.	136,000	1,105,235
Sumitomo Chemical Co. Ltd.	25,000	193,304
		1,298,539
Commercial services & supplies—0.12%
Kokuyo Co. Ltd.	19,000	261,771
Communications equipment—0.02%
Uniden Corp.	5,000	37,360
Computers & peripherals—0.23%
Mitsumi Electric Co. Ltd.	21,400	509,302
Diversified telecommunication services—0.14%
Nippon Telephone & Telegraph Corp.	61	305,076
Electric utilities—0.10%
Tokyo Electric Power Co., Inc.	6,400	218,307
Electrical equipment—0.40%
Hitachi Cable Ltd.	1,000	5,549
Mitsubishi Electric Corp.	95,000	861,662
		867,211
Electronic equipment & instruments—0.11%
TDK Corp.	2,900	244,108
Food products—0.27%
Meiji Dairies Corp.	76,000	582,069
Household durables—0.32%
Casio Computer Co. Ltd.	23,900	494,686
Sony Corp.	4,500	208,150
		702,836

Security description	Number of shares	Value
Japan—(concluded)
Insurance—0.06%
Sompo Japan Insurance, Inc.	10,000	$127,865
Internet & catalog retail—0.10%
Rakuten, Inc.	389	207,081
Leisure equipment & products—0.07%
Fuji Photo Film Co. Ltd.	3,500	144,710
Metals & mining—0.08%
Nippon Steel Corp.	31,000	183,903
Office electronics—0.20%
Canon, Inc.	3,400	179,330
Ricoh Co. Ltd.	12,000	262,103
		441,433
Oil & gas—0.49%
Japan Petroleum Exploration Co. Ltd.	2,400	139,343
Nippon Oil Corp.	137,000	921,383
		1,060,726
Pharmaceuticals—1.22%
Astellas Pharma, Inc.	16,600	707,211
Daiichi Sankyo Co. Ltd.	37,800	1,055,602
Eisai Co. Ltd.	17,000	875,404
		2,638,217
Software—0.15%
Nintendo Co. Ltd.	1,100	326,692
Tobacco—0.08%
Japan Tobacco, Inc.	38	183,597
Trading companies & distributors—0.50%
Marubeni Corp.	16,000	86,801
Sojitz Corp.*	282,200	1,000,353
		1,087,154
Total Japan common stocks		13,493,023
Luxembourg—0.02%
Metals & mining—0.02%
Ternium SA, ADR*	2,100	53,949
Malaysia—0.02%
Electric utilities—0.02%
Tenaga Nasional Berhad	13,400	47,122
Mexico—0.35%
Beverages—0.07%
Fomento Economico Mexicano SA de C.V., ADR	1,300	156,091
Multi-line retail—0.13%
Wal-Mart de Mexico SA de C.V., Series V	62,900	278,464
Transportation infrastructure—0.06%
Grupo Aeroportuario del Pacifico SA de C.V., ADR	3,400	137,564

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2007 (unaudited)

Common stocks—(continued) Security description	Number of shares	Value
Mexico—(concluded)
Wireless telecommunication services—0.09%
America Movil SA de C.V., ADR, Series L	4,400	$195,184
Total Mexico common stock		767,303
Netherlands—1.02%
Air freight & couriers—0.35%
TNT N.V.	16,696	759,297
Chemicals—0.32%
Akzo Nobel N.V.	11,036	693,972
Energy equipment & services—0.10%
Schlumberger Ltd.	3,400	215,866
Food & drug retailing—0.02%
X 5 Retail Group NV, GDR*	1,727	47,072
Household durables—0.16%
Koninklijke (Royal) Philips Electronics N.V.	8,960	350,015
Pharmaceuticals—0.07%
Zentiva N.V.	2,306	139,931
Total Netherlands common stocks		2,206,153
New Zealand—0.82%
Construction materials—0.82%
Fletcher Building Ltd.	221,915	1,769,480
Norway—1.18%
Beverages—0.08%
Orkla ASA	3,020	181,691
Diversified telecommunication services—0.07%
Telenor ASA	7,400	151,378
Oil & gas—1.03%
Norsk Hydro ASA	5,650	182,502
Prosafe ASA	108,300	1,698,596
Statoil ASA	12,800	343,584
		2,224,682
Total Norway common stocks		2,557,751
Panama—0.04%
Airlines—0.04%
Copa Holdings SA, Class A	1,500	84,075
Portugal—0.09%
Industrial conglomerates—0.09%
Sonae S.G.P.S. SA	92,462	204,873
Russia—0.56%
Commercial services & supplies—0.09%
OAO TMK, GDR3, *	5,700	196,080

Security description	Number of shares	Value
Russia—(concluded)
Oil & gas—0.47%
Gazprom, ADR[4]	866	$37,195
Gazprom, ADR[5]	11,570	497,063
LUKOIL, ADR	6,000	474,600
		1,008,858
Total Russia common stocks		1,204,938
Singapore—0.66%
Airlines—0.09%
Singapore Airlines Ltd.	17,000	194,772
Electronic equipment & instruments—0.10%
Flextronics International Ltd.1, *	18,300	212,829
Hotels, restaurants & leisure—0.18%
UOL Group Ltd.	117,000	390,934
Real estate—0.24%
Suntec Real Estate Investment Trust	436,000	524,629
Schools—0.05%
Raffles Education Corp. Ltd.	92,000	111,697
Total Singapore common stocks		1,434,861
South Africa—0.46%
Metals & mining—0.33%
Anglo Platinum Ltd.	5,725	719,669
Oil & gas—0.06%
Sasol Ltd.	4,018	136,855
Specialty retail—0.04%
Truworths International Ltd.	16,828	80,496
Wireless telecommunication services—0.03%
MTN Group Ltd.	5,735	68,847
Total South Africa common stocks		1,005,867
South Korea—0.28%
Diversified financials—0.05%
Shinhan Financial Group Co. Ltd., ADR	1,100	114,411
Electric utilities—0.11%
Korea Electric Power Corp.	5,230	235,780
Multi-line retail—0.06%
Shinsegae Co. Ltd.	215	124,744
Semiconductor equipment & products—0.06%
Samsung Electronics Co. Ltd., GDR	443	134,118
Total South Korea common stocks		609,053
Spain—1.46%
Banks—0.46%
Banco Bilbao Vizcaya Argentaria SA	10,907	272,078
Banco Popular Espanol SA	19,020	365,399
Banco Santander Central Hispano SA	18,576	353,759
		991,236

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2007 (unaudited)

Common stocks—(continued) Security description	Number of shares	Value
Spain—(concluded)
Electric utilities—0.45%
Union Fenosa SA	19,489	$970,919
Gas utilities—0.34%
Gas Natural SDG SA	18,767	750,477
Metals & mining—0.21%
Acerinox SA	16,522	454,403
Total Spain common stocks		3,167,035
Sweden—0.84%
Banks—0.24%
Nordea Bank AB	25,861	405,538
Skandinaviska Enskilda Banken AB	3,107	103,735
		509,273
Machinery—0.05%
Volvo AB, Class B	1,353	99,748
Metals & mining—0.52%
SSAB Svenskt Staal AB, Series A	48,200	1,134,476
Paper & forest products—0.03%
Holmen AB, Class B	1,700	74,414
Total Sweden common stocks		1,817,911
Switzerland—2.16%
Banks—0.11%
Credit Suisse Group	3,495	247,948
Electrical equipment—0.16%
ABB Ltd.	19,774	351,108
Food products—0.33%
Nestle SA	1,943	712,876
Insurance—0.14%
Zurich Financial Services AG	1,096	295,884
Machinery—0.06%
Schindler Holding AG	1,922	124,092
Textiles & apparel—1.36%
Swatch Group AG	12,473	2,961,396
Total Switzerland common stocks		4,693,304
Taiwan—0.61%
Airlines—0.09%
Eva Airways Corp.	433,000	188,899
Computers & peripherals—0.02%
Asustek Computer, Inc.	20,424	53,715
Diversified financials—0.04%
Yuanta Core Pacific Securities Co.	114,000	86,285
Diversified telecommunication services—0.17%
Chunghwa Telecom Co. Ltd., ADR	17,620	364,910
Electronic equipment & instruments—0.05%
HON HAI Precision Industry Co. Ltd (Foxconn)	16,000	109,512

Security description	Number of shares	Value
Taiwan—(concluded)
Industrial conglomerates—0.06%
Far EasTone Telecommunications Co. Ltd.	36,000	$40,714
Fu Sheng Industrial Co. Ltd.	86,000	79,308
		120,022
Insurance—0.03%
Cathay Financial Holding Co. Ltd.	31,000	68,989
Leisure equipment & products—0.06%
Giant Manufacturing Co. Ltd.	85,000	129,692
Machinery—0.02%
Yungtay Engineering Co. Ltd.	89,000	51,548
Semiconductor equipment & products—0.03%
Powertech Technology, Inc.	18,000	75,495
Textiles & apparel—0.04%
POU Chen Corp.	71,000	76,005
Total Taiwan common stocks		1,325,072
Thailand—0.04%
Diversified telecommunication services—0.02%
True Corporation Public Company Ltd.*	283,900	41,257
Oil & gas—0.02%
Thai Oil Public Co. Ltd.	29,300	48,061
Total Thailand common stocks		89,318
Turkey—0.03%
Industrial conglomerates—0.03%
Koc Holding AS	17,438	75,268
United Kingdom—5.36%
Airlines—0.09%
British Airways PLC1, *	19,325	204,840
Banks—0.73%
HSBC Holdings PLC[1]	37,815	687,293
Lloyds TSB Group PLC	19,777	226,856
Royal Bank of Scotland Group PLC	16,467	665,266
		1,579,415
Beverages—0.07%
Scottish & Newcastle PLC[1]	13,514	144,503
Commercial services & supplies—0.46%
Aggreko PLC[1]	33,589	296,405
De La Rue PLC	14,679	189,488
WPP Group PLC	35,606	523,827
		1,009,720
Electronic equipment & instruments—0.51%
Cookson Group PLC	95,113	1,114,410

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2007 (unaudited)

Common stocks—(continued) Security description	Number of shares	Value
United Kingdom—(concluded)
Food & drug retailing—1.11%
Alliance Boots PLC[1]	123,046	$1,951,039
J Sainsbury PLC	8,423	71,783
Tesco PLC	47,814	393,618
		2,416,440
Food products—0.05%
Tate & Lyle PLC[1]	8,713	100,476
Gas utilities—0.01%
Centrica PLC	2,004	14,632
Healthcare equipment & supplies—0.06%
Smith & Nephew PLC	11,071	124,594
Hotels, restaurants & leisure—0.10%
Punch Taverns PLC[1]	9,404	212,660
Household products—0.09%
Reckitt Benckiser PLC	3,878	187,109
Insurance—1.01%
Aviva PLC[1]	82,446	1,335,184
Legal & General Group PLC	70,862	216,428
Old Mutual PLC	126,399	429,490
Resolution PLC	17,349	222,555
		2,203,657
IT consulting & services—0.03%
LogicaCMG PLC[1]	19,032	64,176
Metals & mining—0.05%
Corus Group PLC[1]	9,600	113,289
Xstrata PLC	0	16
		113,305
Multi-line retail—0.10%
Debenhams PLC	63,676	208,097
Oil & gas—0.33%
BG Group PLC	19,053	250,763
BP PLC	19,811	209,289
Royal Dutch Shell PLC	7,489	252,042
		712,094
Pharmaceuticals—0.40%
AstraZeneca PLC	15,635	872,393
Tobacco—0.16%
British America Tobacco PLC[1]	11,772	357,138
Total United Kingdom common stocks		11,639,659
United States—32.13%
Aerospace & defense—0.61%
Boeing Co.	3,900	349,284
Lockheed Martin Corp.	3,600	349,884
Northrop Grumman Corp.	5,866	416,134
Raytheon Co.[1]	4,200	217,980
		1,333,282

Security description	Number of shares	Value
United States—(continued)
Air freight & couriers—0.19%
United Parcel Service, Inc., Class B	5,800	$419,224
Airlines—0.09%
Southwest Airlines Co.	13,100	197,810
Automobiles—0.62%
Ford Motor Co.[1]	164,600	1,338,198
Banks—0.47%
Bank of America Corp.	9,900	520,542
US Bancorp[1]	14,000	498,400
Wells Fargo & Co.[1]	200	7,184
		1,026,126
Beverages—0.11%
Molson Coors Brewing Co., Class B	2,800	226,240
Biotechnology—0.55%
Amgen, Inc.*	9,600	675,552
Gilead Sciences, Inc.*	8,100	520,992
		1,196,544
Commercial services & supplies—1.16%
Convergys Corp.1, *	60,053	1,563,780
Manpower, Inc.[1]	13,100	955,383
		2,519,163
Communications equipment—0.35%
Cisco Systems, Inc.*	16,700	444,053
Qualcomm, Inc.	8,100	305,046
		749,099
Computers & peripherals—0.84%
Apple, Inc.*	1,700	145,741
EMC Corp.*	21,700	303,583
Hewlett-Packard Co.[1]	31,568	1,366,263
		1,815,587
Diversified financials—5.36%
Ameriprise Financial, Inc.[1]	6,400	377,344
E*TRADE Financial Corp.1, *	29,700	724,086
Goldman Sachs Group, Inc.[1]	7,515	1,594,382
Lehman Brothers Holdings, Inc.[1]	20,010	1,645,623
Merrill Lynch & Co., Inc.[1]	39,158	3,663,623
Morgan Stanley[1]	41,727	3,454,578
Nasdaq Stock Market, Inc.*	5,400	184,032
		11,643,668
Diversified telecommunication services—1.69%
AT&T, Inc.[1]	97,504	3,669,075
Electric utilities—0.57%
Pepco Holdings, Inc.[1]	28,800	736,704
PG&E Corp.[1]	6,200	289,416

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2007 (unaudited)

Common stocks—(continued) Security description	Number of shares	Value
United States—(continued)
Electric utilities—(concluded)
Reliant Energy, Inc.1, *	11,200	$166,656
Xcel Energy, Inc.[1]	2,300	53,659
		1,246,435
Electronic equipment & instruments—1.53%
Solectron Corp.1, *	17,700	57,525
Thermo Fisher Scientific, Inc.1, *	68,200	3,263,370
		3,320,895
Energy equipment & services—0.50%
Baker Hughes, Inc.	2,400	165,672
GlobalSantaFe Corp.	2,700	156,627
Halliburton Co.	8,800	259,952
Nabors Industries, Ltd.*	1,600	48,448
Transocean, Inc.1, *	2,400	185,688
Weatherford International Ltd.*	6,700	270,546
		1,086,933
Food & drug retailing—0.19%
Safeway, Inc.	11,300	407,139
Food products—0.25%
Kraft Foods, Inc., Class A1	15,590	544,403
Gas utilities—0.12%
Spectra Energy Corp.1, *	9,950	259,894
Healthcare equipment & supplies—1.12%
Baxter International, Inc.	12,100	600,886
Medtronic, Inc.	25,900	1,384,355
St. Jude Medical, Inc.*	10,600	453,256
		2,438,497
Healthcare providers & services—1.42%
AmerisourceBergen Corp.[1]	7,200	377,136
Cardinal Health, Inc.	6,700	478,514
McKesson Corp.	18,500	1,031,375
UnitedHealth Group, Inc.	17,900	935,454
WellPoint, Inc.*	3,300	258,654
		3,081,133
Insurance—1.25%
Hartford Financial Services Group, Inc.	5,000	474,550
Lincoln National Corp.[1]	30,177	2,026,084
Metlife, Inc.[1]	2,100	130,452
PMI Group, Inc.[1]	1,500	71,730
		2,702,816
Internet software & services—0.19%
Google, Inc., Class A*	800	401,040
IT consulting & services—0.38%
Electronic Data Systems Corp.[1]	31,578	830,817

Security description	Number of shares	Value
United States—(continued)
Machinery—0.83%
Cummins, Inc.[1]	7,300	$982,288
Harsco Corp.[1]	6,800	583,984
SPX Corp.[1]	3,400	238,646
		1,804,918
Media—2.22%
Comcast Corp., Class A1, *	84,130	3,728,642
Walt Disney Co.[1]	30,700	1,079,719
		4,808,361
Metals & mining—0.91%
Alcoa, Inc.	28,800	930,240
CONSOL Energy, Inc.	1,900	65,417
Freeport-McMoRan Copper & Gold, Inc., Class B1	15,471	889,737
Peabody Energy Corp.	2,200	89,826
		1,975,220
Multi-line retail—0.97%
Federated Department Stores, Inc.[1]	50,800	2,107,692
Multi-utilities—0.41%
Duke Energy Corp.[1]	45,500	895,895
Office electronics—0.07%
Xerox Corp.[1] *	8,800	151,360
Oil & gas—1.50%
Chesapeake Energy Corp.[1]	26,000	769,860
Chevron Corp.	5,900	429,992
ConocoPhillips	9,500	630,895
EOG Resources, Inc.	800	55,304
Equitable Resources, Inc.	2,500	108,125
Exxon Mobil Corp.	5,300	392,730
Hess Corp.	1,200	64,788
Marathon Oil Corp.	1,600	144,544
Occidental Petroleum Corp.	2,600	120,536
Sunoco, Inc.	800	50,504
Valero Energy Corp.	4,900	265,972
Williams Cos., Inc.[1]	8,400	226,716
		3,259,966
Paper & forest products—0.27%
International Paper Co.[1]	17,400	586,380
Personal products—0.09%
Nu Skin Enterprises, Inc., Class A	10,700	197,415
Pharmaceuticals—2.97%
Abbott Laboratories	22,200	1,176,600
Bristol-Myers Squibb Co.	21,500	618,985
Eli Lilly & Co.	14,800	800,976
Forest Laboratories, Inc.*	8,800	493,768

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2007 (unaudited)

Common stocks—(concluded) Security description	Number of shares	Value
United States—(continued)
Pharmaceuticals—(concluded)
Medco Health Solutions, Inc.*	4,100	$242,761
Merck & Co., Inc.[1]	39,400	1,763,150
Schering-Plough Corp.	54,200	1,355,000
		6,451,240
Real estate—1.48%
Archstone-Smith Trust[1]	30,400	1,921,584
AvalonBay Communities, Inc.[1]	600	89,016
Vornado Realty Trust[1]	9,900	1,211,265
		3,221,865
Semiconductor equipment & products—0.12%
Lam Research Corp.*	5,400	247,374
LSI Logic Corp.*	1,100	10,340
		257,714
Software—0.37%
Adobe Systems, Inc.*	5,200	202,124
Electronic Arts, Inc.*	5,300	265,000
Microsoft Corp.	10,600	327,116
		794,240
Specialty retail—0.17%
Circuit City Stores, Inc.[1]	9,900	202,059
Foot Locker, Inc.[1]	7,400	166,056
		368,115

Security description	Number of shares	Value
United States—(concluded)
Tobacco—0.19%
Altria Group, Inc.	4,800	$419,472
Total United States common stocks		69,753,871
Total common stocks (cost—$159,001,462)		172,046,102
Preferred stocks—0.05%
Brazil—0.05%
Media—0.02%
NET Servicos de Comunicacao SA*	4,400	53,176
Transportation services—0.03%
All America Latina Logistica (ALL)	5,400	58,473
Total preferred stocks (cost—$95,233)		111,649
	Number of rights
Rights*—0.00%
Channel Islands—0.00%
Real estate—0.00%
Meinl European Land Ltd., exercise price EUR 19.70, expires 02/07/09	31,891	6,235
Germany—0.00%
Pharmaceuticals—0.00%
Merck KGaA, exercise price EUR 78.00, expires 02/06/07	114	235
Total rights (cost—$202)		6,470

Principal amount (000)		Maturity date	Interest rate
Repurchase agreement—25.23%
$54,780	Repurchase agreement dated 01/31/07 with State
	Street Bank & Trust Co., collateralized by $55,673,472
	US Treasury Notes, 3.000% to 4.875% due 10/31/07
	to 04/30/08 (value—$55,876,440); proceeds:
	$54,787,380 (cost—$54,780,000)	02/01/07	4.850%	54,780,000
Total investments before investments sold short (cost—$213,876,897)—104.52%				226,944,221

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2007 (unaudited)

Investments sold short—(15.62)% Common stocks—(14.70)% Security description	Number of shares	Value
Australia—(2.31)%
Construction materials—(0.03)%
CSR Ltd.	(21,159)	$(58,960)
Diversified financials—(0.69)%
Australian Stock Exchange Ltd.	(46,359)	(1,369,940)
Perpetual Ltd.	(2,161)	(132,115)
		(1,502,055)
Metals & mining—(1.02)%
Alumina Ltd.	(439,975)	(2,215,925)
Real estate—(0.44)%
Westfield Group	(54,917)	(953,469)
Westfield Group New	(101)	(1,743)
		(955,212)
Specialty retail—(0.13)%
Billabong International Ltd.	(22,727)	(289,812)
Total Australia common stocks		(5,021,964)
Austria—0.00%
Electric utilities—0.00%
Oesterreichische Elektrizitaetswirtschafts-AG (Verbund), Class A	(173)	(8,385)
Bermuda—(0.54)%
Insurance—(0.54)%
Everest Re Group Ltd.	(12,400)	(1,160,640)
Canada—(1.04)%
Food & drug retailing—(0.17)%
Loblaw Cos. Ltd.	(8,500)	(371,622)
Metals & mining—(0.37)%
Eldorado Gold Corp.	(37,000)	(211,285)
Meridian Gold, Inc.	(20,400)	(594,595)
		(805,880)
Oil & gas—(0.50)%
Imperial Oil Ltd.	(30,600)	(1,079,373)
Total Canada common stocks		(2,256,875)
Cayman Islands—(0.46)%
Insurance—(0.46)%
XL Capital Ltd., Class A	(14,300)	(986,700)
Denmark—(0.07)%
Insurance—(0.07)%
Topdanmark A/S	(785)	(141,473)
France—(0.51)%
Real estate—(0.51)%
Klepierre	(6,266)	(1,110,732)

Security description	Number of shares	Value
Germany—(0.83)%
Industrial conglomerates—(0.53)%
IVG Immobilien AG	(25,291)	$(1,155,865)
Insurance—(0.14)%
MLP AG	(13,348)	(299,158)
Textiles & apparel—(0.16)%
Adidas AG	(7,426)	(357,371)
Total Germany common stocks		(1,812,394)
Japan—(0.69)%
Internet software & services—(0.16)%
Yahoo! Japan Corp.	(886)	(332,662)
Leisure equipment & products—(0.04)%
Shimano, Inc.	(2,700)	(78,543)
Media—(0.04)%
Toho Co., Ltd.	(4,800)	(88,381)
Real estate—(0.41)%
Leopalace21 Corp.	(26,900)	(860,912)
Tokyu Land Corp.	(3,000)	(30,840)
		(891,752)
Road & rail—(0.03)%
Kintetsu Corp.	(24,000)	(70,651)
Software—(0.01)%
Trend Micro, Inc.	(1,000)	(27,535)
Total Japan common stocks		(1,489,524)
Netherlands—(0.91)%
Construction materials—(0.91)%
James Hardie Industries NV	(266,560)	(1,967,071)
New Zealand—(0.02)%
Electric utilities—(0.01)%
Vector Ltd.	(14,058)	(26,084)
Media—(0.01)%
Sky Network Television Ltd.	(6,523)	(27,640)
Total New Zealand common stocks		(53,724)
Singapore—(0.52)%
Diversified financials—(0.29)%
Singapore Exchange Ltd.	(142,000)	(632,260)
Hotels, restaurants & leisure—(0.23)%
City Developments Ltd.	(55,000)	(507,089)
Total Singapore common stocks		(1,139,349)
Sweden—(0.22)%
Real estate—(0.22)%
Kungsleden AB	(29,743)	(485,487)

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2007 (unaudited)

Common stocks—(concluded) Security description	Number of shares	Value
Switzerland—(0.74)%
Chemicals—(0.74)%
Ciba Specialty Chemicals AG	(23,977)	$(1,598,399)
United Kingdom—(2.36)%
Diversified financials—(0.64)%
Provident Financial PLC	(95,790)	(1,385,341)
Electronic equipment & instruments—(0.06)%
Premier Farnell PLC	(37,543)	(141,450)
Media—(0.63)%
Emap PLC	(73,410)	(1,156,874)
Reed Elsevier PLC	(19,067)	(218,123)
		(1,374,997)
Specialty retail—(0.44)%
HMV Group PLC	(361,405)	(955,125)
Wireless telecommunication services—(0.59)%
Vodafone Group PLC	(435,492)	(1,271,579)
Total United Kingdom common stocks		(5,128,492)
United States—(3.48)%
Biotechnology—(0.09)%
PDL BioPharma, Inc. [4]	(9,100)	(186,641)
Hotels, restaurants & leisure—(0.10)%
Station Casinos, Inc.	(2,700)	(224,640)
Internet software & services—(0.02)%
Google, Inc., Class A	(69)	(34,590)
IT consulting & services—(0.96)%
Unisys Corp.	(242,771)	(2,092,686)
Media—(1.16)%
CBS Corp., Class B	(74,900)	(2,334,633)
XM Satellite Radio Holdings, Inc.	(12,958)	(184,133)
		(2,518,766)

Security description	Number of shares	Value
United States—(concluded)
Real estate—(0.87)%
Plum Creek Timber Co., Inc.	(2,100)	$(84,525)
Realogy Corp.	(60,500)	(1,808,950)
		(1,893,475)
Specialty retail—(0.28)%
Chico's FAS, Inc.	(29,200)	(609,696)
Total United States common stocks		(7,560,494)
Total common stocks sold short (proceeds—$29,499,108)		(31,921,703)
Investment company—(0.92)%
United States—(0.92)%
iShares MSCI South Korea Index Fund (proceeds—$2,048,544)	(42,350)	(2,003,578)
Total investments sold short (proceeds—$31,547,652)—(15.62)%		(33,925,281)
Other assets in excess of liabilities—11.10%		24,104,384
Net assets—100.00%		$217,123,324

*  Non-income producing security.

1  Security, or portion thereof, pledged as collateral for investments sold short and written options.

2  Security is being fair valued by a valuation committee under the direction of the board of trustees .

3  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.14% of net assets as of January 31, 2007, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Security is traded on the NASDAQ Exchange.

5  Security is traded on the London Exchange.

ADR  American Depositary Receipt

EUR  Euro

GDR  Global Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2007 (unaudited)

Written Options

Number of contracts (000)	Currency	Call options written	Expiration dates	Premiums received	Current value	Unrealized appreciation (depreciation)
137	EUR	CAC 40 Index, strike @ $5,650	02/16/07	$90,394	$85,101	$5,293
97	EUR	S&P 500 MIB Index, strike @ $43,000	02/16/07	44,867	35,715	9,152
107	GBP	FTSE 100 Index, strike @ $6,375	02/16/07	47,280	17,869	29,411
42	USD	AMEX Biotechnology Index, strike @ $790	02/17/07	54,474	12,180	42,294
29	USD	AMEX Oil & Gas, strike @ $1,190	02/17/07	19,433	26,100	(6,667)
53	USD	CBOE Oil Index, strike @ $650	02/17/07	23,691	30,740	(7,049)
50	USD	CBOE Technology Index, strike @ $660	02/17/07	49,350	87,000	(37,650)
73	USD	PHLX Semiconductor Index, strike @ $475	02/17/07	19,651	14,965	4,686
93	USD	S&P 500 Index, strike @ $1,435	02/17/07	87,141	132,990	(45,849)
681				$436,281	$442,660	$(6,379)

Futures contracts

Number of contracts	Currency	Buy contracts	Expiration dates	Cost	Current value	Unrealized appreciation (depreciation)
34	EUR	CAC 40 10 Euro Futures	March 2007	$2,444,426	$2,487,187	$42,761
8	EUR	DAX Index Futures	March 2007	1,711,448	1,771,021	59,573
25	EUR	IBEX 35 Index Futures	February 2007	4,668,335	4,727,564	59,229
10	EUR	S&P MIB Index Futures	March 2007	2,693,811	2,754,510	60,699
54	GBP	FTSE 100 Index Futures	March 2007	6,561,335	6,539,631	(21,704)
26	USD	Australian Dollar Futures	March 2007	2,015,868	2,013,960	(1,908)
9	USD	Great Britain Pound Futures	March 2007	1,096,436	1,104,638	8,202
66	USD	MSCI Taiwan Futures	February 2007	2,083,703	2,070,420	(13,283)
232				23,275,362	23,468,931	193,569
		Sale contracts		Proceeds
32	CAD	S&P Canada 60 Index Futures	March 2007	$4,019,342	$4,065,334	$(45,992)
22	HKD	Hang Seng Stock Index Futures	February 2007	2,858,624	2,839,078	19,546
7	JPY	TOPIX Index Futures	March 2007	979,552	998,264	(18,712)
121	SEK	OMX 30 Stock Index Futures	February 2007	2,048,415	2,060,936	(12,521)
7	USD	Euro Currency Futures	March 2007	1,133,976	1,142,488	(8,512)
30	USD	New Zealand Dollar Futures	March 2007	2,052,198	2,060,400	(8,202)
52	USD	Russell 2000 E-Mini Index Futures	March 2007	4,148,190	4,182,880	(34,690)
288	USD	S&P 500 Mini Index Futures	March 2007	20,524,966	20,779,200	(254,234)
559				37,765,263	38,128,580	(363,317)
						$(169,748)

Currency type abbreviations:

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

JPY  Japanese Yen

SEK  Swedish Krona

USD  US Dollar

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2007 (unaudited)

Forward foreign currency contracts

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Euro	2,000,000	USD	2,662,334	03/21/07	$49,859
Great Britain Pound	8,000,000	USD	15,679,190	03/21/07	(36,776)
Japanese Yen	1,840,000,000	USD	15,988,956	03/22/07	638,743
New Zealand Dollar	12,000,000	USD	8,222,940	03/21/07	(20,963)
Swiss Franc	17,000,000	USD	14,275,985	03/21/07	547,647
United States Dollar	15,687,002	AUD	20,000,000	03/21/07	(175,939)
United States Dollar	15,738,671	CAD	18,000,000	03/21/07	(420,846)
United States Dollar	2,089,568	KRW	1,945,897,000	02/08/07	(22,465)
United States Dollar	16,041,874	NOK	98,000,000	03/21/07	(307,805)
United States Dollar	14,238,467	SEK	97,000,000	03/21/07	(241,767)
					$9,688

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

KRW  South Korean Won

NOK  Norwegian Krone

SEK  Swedish Krona

USD  US Dollar

See accompanying notes to financial statements

UBS PACE Select Advisors Trust

Understanding your Portfolio's expenses (unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transactional costs (as applicable), Including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2006 to January 31, 2007.

Actual expenses

The first line for each class of shares in the table below for each Portfolio provides information about its actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares for each respective Portfolio under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during the period.

Please note that the UBS PACE Global Real Estate Securities Investments Portfolio commenced operations on December 18, 2006 for Class A and Class C, November 30, 2006 for Class Y and January 22, 2007 for Class P, therefore, "Actual expenses paid during the period" reflects activity from commencement date to January 31, 2007 for each class of shares.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on that Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares for each Portfolio is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

Please note that while the UBS PACE Global Real Estate Securities Investments commenced operations on December 18, 2006 for Class A and Class C, November 30, 2006 for Class Y and January 22, 2007 for Class P, the "Hypothetical" expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios for all share classes were in effect during the period from August 1, 2006 to January 31, 2007.

UBS PACE Select Advisors Trust

		Beginning account value August 1, 2006	Ending account value January 31, 2007	Expenses paid during period* 08/01/06 to 01/31/07	Expense ratio during period
UBS PACE Money Market Investments
Class P	Actual	$1,000.00	$1,024.20	$3.06	0.60%
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.18	3.06	0.60
UBS PACE Government Securities Fixed Income Investments
Class A	Actual	1,000.00	1,034.90	5.74	1.12
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.56	5.70	1.12
Class B	Actual	1,000.00	1,030.10	9.57	1.87
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.78	9.50	1.87
Class C	Actual	1,000.00	1,031.50	8.30	1.62
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.04	8.24	1.62
Class Y	Actual	1,000.00	1,035.80	4.05	0.79
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.22	4.02	0.79
Class P	Actual	1,000.00	1,035.40	4.46	0.87
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.82	4.43	0.87
UBS PACE Intermediate Fixed Income Investments
Class A	Actual	1,000.00	1,025.10	5.36	1.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.91	5.35	1.05
Class B	Actual	1,000.00	1,021.10	9.17	1.80
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.13	9.15	1.80
Class C	Actual	1,000.00	1,022.50	7.90	1.55
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.39	7.88	1.55
Class Y	Actual	1,000.00	1,026.60	4.04	0.79
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.22	4.02	0.79
Class P	Actual	1,000.00	1,025.70	4.03	0.79
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.22	4.02	0.79

UBS PACE Select Advisors Trust

		Beginning account value August 1, 2006	Ending account value January 31, 2007	Expenses paid during period* 08/01/06 to 01/31/07	Expense ratio during period
UBS PACE Strategic Fixed Income Investments
Class A	Actual	$1,000.00	$1,030.30	$5.99	1.17%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.31	5.96	1.17
Class B	Actual	1,000.00	1,026.10	9.86	1.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.48	9.80	1.93
Class C	Actual	1,000.00	1,027.70	8.33	1.63
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.99	8.29	1.63
Class Y	Actual	1,000.00	1,032.10	4.05	0.79
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.22	4.02	0.79
Class P	Actual	1,000.00	1,031.50	4.76	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.52	4.74	0.93
UBS PACE Municipal Fixed Income Investments
Class A	Actual	1,000.00	1,018.50	5.14	1.01
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.11	5.14	1.01
Class B	Actual	1,000.00	1,014.50	8.94	1.76
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.33	8.94	1.76
Class C	Actual	1,000.00	1,015.90	7.67	1.51
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.59	7.68	1.51
Class Y	Actual	1,000.00	1,019.00	3.87	0.76
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.37	3.87	0.76
Class P	Actual	1,000.00	1,019.80	3.87	0.76
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.37	3.87	0.76

UBS PACE Select Advisors Trust

		Beginning account value August 1, 2006	Ending account value January 31, 2007	Expenses paid during period* 08/01/06 to 01/31/07	Expense ratio during period
UBS PACE Global Fixed Income Investments
Class A	Actual	$1,000.00	$1,004.00	$6.92	1.37%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.30	6.97	1.37
Class B	Actual	1,000.00	1,000.10	10.74	2.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.47	10.82	2.13
Class C	Actual	1,000.00	1,001.60	9.33	1.85
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.88	9.40	1.85
Class Y	Actual	1,000.00	1,005.10	5.26	1.04
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.96	5.30	1.04
Class P	Actual	1,000.00	1,004.40	5.71	1.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.51	5.75	1.13
UBS PACE High Yield Investments
Class A	Actual	1,000.00	1,059.40	7.01	1.35
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.40	6.87	1.35
Class P	Actual	1,000.00	1,061.20	5.71	1.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.66	5.60	1.10
UBS PACE Large Co Value Equity Investments
Class A	Actual	1,000.00	1,113.50	5.81	1.09
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.71	5.55	1.09
Class B	Actual	1,000.00	1,108.80	10.63	2.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	10.16	2.00
Class C	Actual	1,000.00	1,109.40	10.00	1.88
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.73	9.55	1.88
Class Y	Actual	1,000.00	1,115.60	4.00	0.75
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.42	3.82	0.75
Class P	Actual	1,000.00	1,115.10	4.42	0.83
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.02	4.23	0.83

UBS PACE Select Advisors Trust

		Beginning account value August 1, 2006	Ending account value January 31, 2007	Expenses paid during period* 08/01/06 to 01/31/07	Expense ratio during period
UBS PACE Large Co Growth Equity Investments
Class A	Actual	$1,000.00	$1,154.90	$6.57	1.21%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.11	6.16	1.21
Class B	Actual	1,000.00	1,149.50	11.11	2.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.87	10.41	2.05
Class C	Actual	1,000.00	1,149.90	11.11	2.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.87	10.41	2.05
Class Y	Actual	1,000.00	1,157.20	4.46	0.82
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.07	4.18	0.82
Class P	Actual	1,000.00	1,156.40	5.00	0.92
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.57	4.69	0.92
UBS PACE Small/Medium Co Value Equity Investments
Class A	Actual	1,000.00	1,153.80	6.95	1.28
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.75	6.51	1.28
Class B	Actual	1,000.00	1,148.90	11.70	2.16
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.32	10.97	2.16
Class C	Actual	1,000.00	1,149.20	11.11	2.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.87	10.41	2.05
Class Y	Actual	1,000.00	1,155.60	5.16	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.42	4.84	0.95
Class P	Actual	1,000.00	1,154.00	6.24	1.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.41	5.85	1.15

UBS PACE Select Advisors Trust

		Beginning account value August 1, 2006	Ending account value January 31, 2007	Expenses paid during period* 08/01/06 to 01/31/07	Expense ratio during period
UBS PACE Small/Medium Co Growth Equity Investments
Class A	Actual	$1,000.00	$1,129.80	$7.03	1.31%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.60	6.67	1.31
Class B	Actual	1,000.00	1,125.40	11.41	2.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.47	10.82	2.13
Class C	Actual	1,000.00	1,125.60	11.25	2.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.62	10.66	2.10
Class Y	Actual	1,000.00	1,132.90	4.95	0.92
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.57	4.69	0.92
Class P	Actual	1,000.00	1,131.30	6.07	1.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.51	5.75	1.13
UBS PACE International Equity Investments
Class A	Actual	1,000.00	1,149.20	7.53	1.39
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.20	7.07	1.39
Class B	Actual	1,000.00	1,143.30	12.48	2.31
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.56	11.72	2.31
Class C	Actual	1,000.00	1,144.40	11.95	2.21
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.06	11.22	2.21
Class Y	Actual	1,000.00	1,150.80	5.58	1.03
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.01	5.24	1.03
Class P	Actual	1,000.00	1,150.60	6.07	1.12
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.56	5.70	1.12

UBS PACE Select Advisors Trust

		Beginning account value August 1, 2006	Ending account value January 31, 2007	Expenses paid during period* 08/01/06 to 01/31/07	Expense ratio during period
UBS PACE International Emerging Markets Equity Investments
Class A	Actual	$1,000.00	$1,216.80	$10.56	1.89%
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.68	9.60	1.89
Class B	Actual	1,000.00	1,211.90	15.22	2.73
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.44	13.84	2.73
Class C	Actual	1,000.00	1,211.90	14.77	2.65
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.85	13.44	2.65
Class Y	Actual	1,000.00	1,219.20	8.45	1.51
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.59	7.68	1.51
Class P	Actual	1,000.00	1,217.50	10.17	1.82
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.03	9.25	1.82
UBS PACE Global Real Estate Securities Investments**
Class A	Actual	1,000.00	1,084.00	1.86	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.90	7.37	1.45
Class C	Actual	1,000.00	1,082.60	2.82	2.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.12	11.17	2.20
Class Y	Actual	1,000.00	1,066.70	2.14	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20
Class P	Actual	1,000.00	1,036.10	0.33	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20

UBS PACE Select Advisors Trust

		Beginning account value August 1, 2006	Ending account value January 31, 2007	Expenses paid during period* 08/01/06 to 01/31/07	Expense ratio during period
UBS PACE Alternative Strategies Investments
Class A	Actual	$1,000.00	$1,082.10	$11.65	2.22%
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.01	11.27	2.22
Class B	Actual	1,000.00	1,078.00	15.56	2.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,010.23	15.05	2.97
Class C	Actual	1,000.00	1,077.70	15.55	2.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,010.23	15.05	2.97
Class P	Actual	1,000.00	1,084.00	10.35	1.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.27	10.01	1.97

*   Expenses are equal to the Portfolios' annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

**  This Portfolio commenced operations on November 30, 2006. Actual expenses are equal to the Portfolio's annualized net expense ratios from inception date for each class of shares, multiplied by the average account value over the period, multiplied by the number of days since inception for each class of shares divided by 365 (to reflect the one-half year period). See table below for more details. For comparability purposes, hypothetical expenses assume that all share classes were in effect for the entire six-month period ended January 31, 2007. Thus, the hypothetical expenses are equal to the Portfolio's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one half year period).

	Inception Date	Number of Days Since Inception
Class A	12/18/06	45
Class C	12/18/06	45
Class Y	11/30/06	63
Class P	01/22/07	10

UBS PACE Select Advisors Trust

Statement of assets and liabilities

January 31, 2007 (unaudited)

	UBS PACE Money Market Investments	UBS PACE Government Securities Fixed Income Investments	UBS PACE Intermediate Fixed Income Investments	UBS PACE Strategic Fixed Income Investments
Assets:
Investments in unaffiliated securities, at value (cost – $354,673,934, $829,886,790; $473,128,575; $666,065,109; $268,058,045; $480,726,315; $39,907,647, respectively)[1]	$354,673,934	$823,596,360	$470,044,708	$662,325,448
Investments in an affiliated security, at value (cost – $0; $0; $928,769; $273,567; $0; $8,661; $1,263,519, respectively)	—	—	928,769	273,567
Repurchase agreements, at value (cost – $1,681,000; $34,569,000; $10,749,000; $31,337,000; $0, $5,855,000; $4,929,000, respectively)	1,681,000	34,569,000	10,749,000	31,337,000
Total investments in securities, at value (cost – $356,354,934; $864,455,790; $484,806,344; $697,675,676; $268,058,045; $486,589,976; $46,100,166, respectively)	$356,354,934	$858,165,360	$481,722,477	$693,936,015
Cash	390	—	—	—
Foreign currency, at value (cost – $0; $0; $8,262,524; $4,501,902; $0; $3,597,866; $28,630, respectively)	—	—	8,034,449	4,492,449
Receivable for investments sold	—	262,452,978	2,037,602	428,755,409
Receivable for shares of beneficial interest sold	1,208,061	696,355	236,900	1,346,977
Receivable for dividends and interest	1,318,213	2,844,025	3,428,569	3,912,549
Swap contracts, at value	—	730,394	—	4,430,325
Unrealized appreciation of forward foreign currency contracts	—	—	—	233,153
Receivable for variation margin	—	44,863	68,918	531,129
Receivable for foreign tax reclaims	—	—	1,524	11,017
Prepaid offering expense	—	—	—	—
Other assets	31,476	53,110	48,289	55,713
Total assets	358,913,074	1,124,987,085	495,578,728	1,137,704,736
Liabilities:
Payable for shares of beneficial interest repurchased	2,487,228	597,194	464,751	449,377
Dividends payable to shareholders	732,911	—	—	—
Payable to affiliates	17,411	356,052	231,283	371,732
Payable to custodian	8,842	104,532	170,725	205,524
Payable for investments purchased	—	381,100,608	63,248,548	356,876,553
Investments sold short, at value (proceeds – $0; $170,138,184; $0; $145,923,594; $0; $0; $0, respectively)	—	169,891,558	—	145,335,040
Swap contracts, at value	—	227,357	—	3,787,079
Payable for options written, at value (premiums received – $0; $146,780; $0; $1,137,694; $0; $0; $0, respectively)	—	0	—	1,041,568
Payable for cash collateral from securities loaned	—	—	11,564,348	6,273,569
Payable for foreign withholding taxes	—	—	2,449	—
Unrealized depreciation of forward foreign currency contracts	—	—	—	36,577
Accrued expenses and other liabilities	387,420	233,650	161,932	268,721
Total liabilities	3,633,812	552,510,951	75,844,036	514,645,740

1 Includes $0; $0; $11,080,086; $6,091,836; $0; $0; $1,236,960, respectively, of investments in securities on loan, at value.

2 Includes restricted cash of $4,701,750 delivered to broker as initial margin for futures contracts for UBS PACE Global Fixed Income Investments.

See accompanying notes to financial statements

	UBS PACE Municipal Fixed Income Investments	UBS PACE Global Fixed Income Investments		UBS PACE High Yield Investments
Assets:
Investments in unaffiliated securities, at value (cost – $354,673,934, $829,886,790; $473,128,575; $666,065,109; $268,058,045; $480,726,315; $39,907,647, respectively)[1]	$268,209,487	$484,243,643		$40,352,564
Investments in an affiliated security, at value (cost – $0; $0; $928,769; $273,567; $0; $8,661; $1,263,519, respectively)	—	8,661		1,263,519
Repurchase agreements, at value (cost – $1,681,000; $34,569,000; $10,749,000; $31,337,000; $0, $5,855,000; $4,929,000, respectively)	—	5,855,000		4,929,000
Total investments in securities, at value (cost – $356,354,934; $864,455,790; $484,806,344; $697,675,676; $268,058,045; $486,589,976; $46,100,166, respectively)	$268,209,487	$490,107,304		$46,545,083
Cash	—	4,703,270	[2]	103
Foreign currency, at value (cost – $0; $0; $8,262,524; $4,501,902; $0; $3,597,866; $28,630, respectively)	—	3,613,388		28,305
Receivable for investments sold	4,788,599	3,643,990		49,352
Receivable for shares of beneficial interest sold	344,833	750,477		350,706
Receivable for dividends and interest	3,322,577	6,880,362		790,425
Swap contracts, at value	—	—		—
Unrealized appreciation of forward foreign currency contracts	—	7,796,426		35,644
Receivable for variation margin	—	—		—
Receivable for foreign tax reclaims	—	9,032		—
Prepaid offering expense	—	—		94,201
Other assets	36,606	47,585		37,941
Total assets	276,702,102	517,551,834		47,931,760
Liabilities:
Payable for shares of beneficial interest repurchased	428,820	435,855		5,566
Dividends payable to shareholders	—	—		—
Payable to affiliates	161,487	350,731		2,491
Payable to custodian	18,145	86,560		3,882
Payable for investments purchased	5,850,109	20,654		1,974,625
Investments sold short, at value (proceeds – $0; $170,138,184; $0; $145,923,594; $0; $0; $0, respectively)	—	—		—
Swap contracts, at value	—	—		—
Payable for options written, at value (premiums received – $0; $146,780; $0; $1,137,694; $0; $0; $0, respectively)	—	—		—
Payable for cash collateral from securities loaned	—	—		1,263,561
Payable for foreign withholding taxes	—	2,837		195
Unrealized depreciation of forward foreign currency contracts	—	8,342,055		27,124
Accrued expenses and other liabilities	94,086	317,224		84,746
Total liabilities	6,552,647	9,555,916		3,362,190

UBS PACE Select Advisors Trust

Statement of assets and liabilities (continued)

January 31, 2007 (unaudited)

	UBS PACE Money Market Investments	UBS PACE Government Securities Fixed Income Investments	UBS PACE Intermediate Fixed Income Investments	UBS PACE Strategic Fixed Income Investments
Net Assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$355,279,893	$582,400,922	$469,046,896	$641,218,945
Accumulated undistributed (distributions in excess of) net investment income	—	149,350	176,575	(862,338)
Accumulated net realized gains (losses) from investments, futures, options written, short sales, swaps, forward foreign currency contracts and foreign currency transactions	(631)	(4,579,843)	(45,883,277)	(11,722,444)
Net unrealized appreciation (depreciation) of investments, other assets and liabilities denominated in foreign currency, futures, options written, short sales, swaps and forward foreign currency contracts	—	(5,494,295)	(3,605,502)	(5,575,167)
Net assets	$355,279,262	$572,476,134	$419,734,692	$623,058,996
Class A:
Net assets	$—	$111,321,311	$56,139,072	$21,802,132
Shares outstanding	—	8,652,756	4,950,733	1,631,240
Net asset value per share	$—	$12.87	$11.34	$13.37
Maximum offering price per share	$—	$13.48	$11.87	$14.00
Class B:
Net assets	$—	$2,162,485	$444,894	$769,729
Shares outstanding	—	168,020	39,155	57,602
Net asset value and offering price per share	$—	$12.87	$11.36	$13.36
Class C:
Net assets	$—	$28,964,336	$4,641,435	$5,884,564
Shares outstanding	—	2,250,009	408,926	440,181
Net asset value and offering price per share	$—	$12.87	$11.35	$13.37
Class Y:
Net assets	$—	$10,073,337	$1,107,587	$825,492
Shares outstanding	—	782,562	97,625	61,794
Net asset value, offering price and redemption value per share*	$—	$12.87	$11.35	$13.36
Class P:
Net assets	$355,279,262	$419,954,665	$357,401,704	$593,777,079
Shares outstanding	355,279,893	32,630,030	31,504,056	44,442,441
Net asset value, offering price and redemption value per share*	$1.00	$12.87	$11.34	$13.36

* Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

See accompanying notes to financial statements

	UBS PACE Municipal Fixed Income Investments	UBS PACE Global Fixed Income Investments	UBS PACE High Yield Investments
Net Assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$272,527,283	$515,410,380	$44,053,205
Accumulated undistributed (distributions in excess of) net investment income	(3,055)	(2,228,804)	807
Accumulated net realized gains (losses) from investments, futures, options written, short sales, swaps, forward foreign currency contracts and foreign currency transactions	(2,526,215)	(8,031,083)	51,323
Net unrealized appreciation (depreciation) of investments, other assets and liabilities denominated in foreign currency, futures, options written, short sales, swaps and forward foreign currency contracts	151,442	2,845,425	464,235
Net assets	$270,149,455	$507,995,918	$44,569,570
Class A:
Net assets	$94,644,437	$116,782,293	$707,447
Shares outstanding	7,696,161	10,524,063	70,037
Net asset value per share	$12.30	$11.10	$10.10
Maximum offering price per share	$12.88	$11.62	$10.58
Class B:
Net assets	$636,713	$740,964	$—
Shares outstanding	51,749	66,627	—
Net asset value and offering price per share	$12.30	$11.12	$—
Class C:
Net assets	$16,409,572	$7,060,610	$—
Shares outstanding	1,334,337	636,244	—
Net asset value and offering price per share	$12.30	$11.10	$—
Class Y:
Net assets	$139,052	$6,672,489	$—
Shares outstanding	11,301	602,092	—
Net asset value, offering price and redemption value per share*	$12.30	$11.08	$—
Class P:
Net assets	$158,319,681	$376,739,562	$43,862,123
Shares outstanding	12,872,755	33,955,006	4,339,999
Net asset value, offering price and redemption value per share*	$12.30	$11.10	$10.11

UBS PACE Select Advisors Trust

Statement of assets and liabilities (continued)

January 31, 2007 (unaudited)

	UBS PACE Large Co Value Equity Investments	UBS PACE Large Co Growth Equity Investments	UBS PACE Small/Medium Co Value Equity Investments	UBS PACE Small/Medium Co Growth Equity Investments
Assets:
Investments in unaffiliated securities, at value (cost – $1,360,057,595; $1,009,586,525; $413,107,366; $420,408,200; $965,129,545; $272,831,326; $9,464,991; $159,096,897, respectively)[1]	$1,588,762,318	$1,235,762,935	$493,562,534	$487,005,877
Investments in an affiliated security, at value (cost – $6,730,840; $8,235,088; $85,550,234; $70,194,920; $57,855,741; $11,127,007; $289,200; $0, respectively)	6,730,840	8,235,088	85,550,234	70,194,920
Repurchase agreements, at value (cost – $229,528,657; $190,149,727; $66,972,000; $38,760,000; $110,533,857; $26,436,000; $0; $54,780,000, respectively)	229,528,657	190,149,727	66,972,000	38,760,000
Total investments in securities, at value (cost – $1,596,317,092; $1,207,971,340; $565,629,600; $529,363,120; $1,133,519,143; $310,394,333; $9,754,191; $213,876,897, respectively)	$1,825,021,815	$1,434,147,750	$646,084,768	$595,960,797
Cash	20,330	36,393	1,602	1,342
Foreign currency, at value (cost – $0; $0; $0; $0; $1,591,194; $2,532,478; $49,669; $1,317,085, respectively)	—	—	—	—
Receivable for investments sold	22,287,451	1,270,982	8,663,623	1,725,739
Receivable for shares of beneficial interest sold	1,207,657	1,219,453	463,556	477,834
Receivable for dividends and interest	1,234,154	577,510	84,405	59,751
Unrealized appreciation of forward foreign currency contracts	—	—	—	—
Receivable for variation margin	—	—	—	—
Receivable for foreign tax reclaims	—	—	—	—
Prepaid offering expense	—	—	—	—
Other assets	95,536	77,237	48,404	57,480
Total assets	1,849,866,943	1,437,329,325	655,346,358	598,282,943
Liabilities:
Payable for cash collateral from securities loaned	217,146,169	172,277,968	130,417,325	92,703,907
Payable for investments purchased	22,951,372	3,585,142	1,833,686	3,181,197
Payable for shares of beneficial interest repurchased	1,552,394	1,015,067	449,363	526,698
Payable to affiliates	999,473	801,102	382,263	360,074
Payable to custodian	107,277	83,015	34,415	32,881
Payable for foreign withholding taxes	—	—	679	—
Unrealized depreciation of forward foreign currency contracts	—	—	—	—
Investments sold short, at value (proceeds – $0; $0; $0; $0; $0; $0; $0; $31,547,652, respectively)	—	—	—	—
Payable for options written, at value (premiums received – $0; $0; $0; $0; $0; $0; $0; $436,281, respectively)	—	—	—	—
Payable for variation margin	—	—	—	—
Payable for dividends on securities sold short	—	—	—	—
Accrued expenses and other liabilities	389,418	369,212	304,607	262,468
Total liabilities	243,146,103	178,131,506	133,422,338	97,067,225

1 Includes $237,268,029; $206,265,189; $125,790,874; $89,846,562; $151,952,379; $31,488,904; $287,080; $0, respectively, of investments in securities on loan, at value.

2 Includes restricted cash of $29,600,814 delivered to broker as initial margin for investments sold short and futures contracts for UBS PACE Alternative Strategies Investments.

See accompanying notes to financial statements

	UBS PACE International Equity Investments	UBS PACE International Emerging Markets Equity Investments	UBS PACE Global Real Estate Securities Investments	UBS PACE Alternative Strategies Investments
Assets:
Investments in unaffiliated securities, at value (cost – $1,360,057,595; $1,009,586,525; $413,107,366; $420,408,200; $965,129,545; $272,831,326; $9,464,991; $159,096,897, respectively)[1]	$1,232,556,536	$356,899,056	$10,025,159	$172,164,221
Investments in an affiliated security, at value (cost – $6,730,840; $8,235,088; $85,550,234; $70,194,920; $57,855,741; $11,127,007; $289,200; $0, respectively)	57,855,741	11,127,007	289,200	—
Repurchase agreements, at value (cost – $229,528,657; $190,149,727; $66,972,000; $38,760,000; $110,533,857; $26,436,000; $0; $54,780,000, respectively)	110,533,857	26,436,000	—	54,780,000
Total investments in securities, at value (cost – $1,596,317,092; $1,207,971,340; $565,629,600; $529,363,120; $1,133,519,143; $310,394,333; $9,754,191; $213,876,897, respectively)	$1,400,946,134	$394,462,063	$10,314,359	$226,944,221
Cash	995	1,242	—	29,610,884	[2]
Foreign currency, at value (cost – $0; $0; $0; $0; $1,591,194; $2,532,478; $49,669; $1,317,085, respectively)	1,595,227	2,526,512	49,898	1,313,251
Receivable for investments sold	332,074	1,160,540	700,371	4,477,655
Receivable for shares of beneficial interest sold	1,080,920	364,519	432,520	1,425,551
Receivable for dividends and interest	795,517	779,060	12,384	88,891
Unrealized appreciation of forward foreign currency contracts	227,784	—	—	1,236,249
Receivable for variation margin	2,457	—	—	—
Receivable for foreign tax reclaims	63,661	5,058	—	12,192
Prepaid offering expense	—	—	179,115	141,053
Other assets	77,313	40,815	851	50,605
Total assets	1,405,122,082	399,339,809	11,689,498	265,300,552
Liabilities:
Payable for cash collateral from securities loaned	161,630,955	33,139,487	291,000	—
Payable for investments purchased	625,491	943,912	115,057	11,987,907
Payable for shares of beneficial interest repurchased	1,103,450	475,041	—	110,832
Payable to affiliates	962,235	351,388	976	239,674
Payable to custodian	206,422	182,319	200,254	30,173
Payable for foreign withholding taxes	46,524	305,547	2,004	5,893
Unrealized depreciation of forward foreign currency contracts	273,984	—	—	1,226,561
Investments sold short, at value (proceeds – $0; $0; $0; $0; $0; $0; $0; $31,547,652, respectively)	—	—	—	33,925,281
Payable for options written, at value (premiums received – $0; $0; $0; $0; $0; $0; $0; $436,281, respectively)	—	—	—	442,660
Payable for variation margin	—	—	—	141,152
Payable for dividends on securities sold short	—	—	—	49,694
Accrued expenses and other liabilities	320,330	270,960	21,497	17,401
Total liabilities	165,169,391	35,668,654	630,788	48,177,228

UBS PACE Select Advisors Trust

Statement of assets and liabilities (concluded)

January 31, 2007 (unaudited)

	UBS PACE Large Co Value Equity Investments	UBS PACE Large Co Growth Equity Investments	UBS PACE Small/Medium Co Value Equity Investments	UBS PACE Small/Medium Co Growth Equity Investments
Net Assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,328,150,308	$1,137,196,980	$435,590,003	$425,713,643
Accumulated undistributed (distributions in excess of) net investment income (loss)	676,184	129,119	458,154	(1,336,565)
Accumulated net realized gains (losses) from investments, futures, options written, short sales, forward foreign currency contracts and foreign currency transactions	49,189,625	(104,304,690)	5,420,695	10,240,963
Net unrealized appreciation of investments, other assets and liabilities denominated in foreign currency, futures, options written, short sales and forward foreign currency contracts	228,704,723	226,176,410	80,455,168	66,597,677
Net assets	$1,606,720,840	$1,259,197,819	$521,924,020	$501,215,718
Class A:
Net assets	$303,142,822	$86,520,094	$49,035,566	$49,690,407
Shares outstanding	13,846,834	4,756,134	2,593,648	3,126,569
Net asset value per share	$21.89	$18.19	$18.91	$15.89
Maximum offering price per share	$23.16	$19.25	$20.01	$16.81
Class B:
Net assets	$4,040,805	$959,905	$1,462,464	$524,779
Shares outstanding	183,610	55,494	82,300	35,079
Net asset value and offering price per share	$22.01	$17.30	$17.77	$14.96
Class C:
Net assets	$36,514,196	$7,790,320	$12,496,951	$6,733,932
Shares outstanding	1,665,031	449,355	701,358	447,891
Net asset value and offering price per share	$21.93	$17.34	$17.82	$15.03
Class Y:
Net assets	$45,271,225	$25,320,921	$4,611,312	$5,047,999
Shares outstanding	2,061,846	1,367,461	238,853	310,896
Net asset value, offering price and redemption value per share*	$21.96	$18.52	$19.31	$16.24
Class P:
Net assets	$1,217,751,792	$1,138,606,579	$454,317,727	$439,218,601
Shares outstanding	55,620,077	61,769,929	23,668,957	27,173,848
Net asset value, offering price and redemption value per share*	$21.89	$18.43	$19.19	$16.16

* Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

See accompanying notes to financial statements

	UBS PACE International Equity Investments	UBS PACE International Emerging Markets Equity Investments	UBS PACE Global Real Estate Securities Investments	UBS PACE Alternative Strategies Investments
Net Assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$951,790,177	$260,658,999	$10,412,051	$206,564,665
Accumulated undistributed (distributions in excess of) net investment income (loss)	(5,484,381)	(15,594)	14,146	(102,549)
Accumulated net realized gains (losses) from investments, futures, options written, short sales, forward foreign currency contracts and foreign currency transactions	26,226,220	19,197,713	72,243	165,552
Net unrealized appreciation of investments, other assets and liabilities denominated in foreign currency, futures, options written, short sales and forward foreign currency contracts	267,420,675	83,830,037	560,270	10,495,656
Net assets	$1,239,952,691	$363,671,155	$11,058,710	$217,123,324
Class A:
Net assets	$125,138,958	$25,698,551	$509,518	$25,793,158
Shares outstanding	6,356,644	1,334,084	47,975	2,412,566
Net asset value per share	$19.69	$19.26	$10.62	$10.69
Maximum offering price per share	$20.84	$20.38	$11.24	$11.31
Class B:
Net assets	$602,147	$543,923	$—	$15,172
Shares outstanding	31,156	29,375	—	1,425
Net asset value and offering price per share	$19.33	$18.52	$—	$10.65
Class C:
Net assets	$8,863,345	$6,312,675	$107,172	$777,445
Shares outstanding	458,364	340,950	10,100	72,901
Net asset value and offering price per share	$19.34	$18.51	$10.61	$10.66
Class Y:
Net assets	$61,101,104	$23,130,840	$7,187,758	$—
Shares outstanding	3,104,130	1,186,013	676,877	—
Net asset value, offering price and redemption value per share*	$19.68	$19.50	$10.62	$—
Class P:
Net assets	$1,044,247,137	$307,985,166	$3,254,262	$190,537,549
Shares outstanding	53,123,331	15,842,317	306,261	17,796,618
Net asset value, offering price and redemption value per share*	$19.66	$19.44	$10.63	$10.71

UBS PACE Select Advisors Trust

Statement of operations

For the six months ended January 31, 2007 (unaudited)

	UBS PACE Money Market Investments	UBS PACE Government Securities Fixed Income Investments	UBS PACE Intermediate Fixed Income Investments	UBS PACE Strategic Fixed Income Investments
Investment income:
Interest (net of foreign witholding taxes of $0; $0; $2,449; $713; $0; $0; $520, respectively)	$9,800,694	$15,397,092	$9,997,472	$15,889,880
Dividends	—	—	—	—
Securities lending income (includes $0; $0; $2,365; $1,735; $0; $163; $2,961, respectively, earned from an affiliated entity)	—	—	8,543	3,416
	9,800,694	15,397,092	10,006,015	15,893,296
Expenses:
Investment management and administration fees	640,676	1,884,252	1,262,711	2,058,811
Service fees–Class A	—	143,390	73,900	27,365
Service and distribution fees–Class B	—	12,958	2,486	4,461
Service and distribution fees–Class C	—	113,083	18,785	23,371
Transfer agency and related services fees	736,952	364,153	200,102	446,735
Reports and notices to shareholders	168,537	40,710	23,484	36,565
Professional fees	34,380	59,324	47,336	58,631
Custody and accounting fees	25,627	112,526	83,947	120,736
Federal and state registration fees	22,870	31,234	29,646	34,510
Trustees' fees	9,746	12,265	10,067	12,380
Offering expenses	—	—	—	—
Other expenses	10,594	23,294	20,016	24,192
	1,649,382	2,797,189	1,772,480	2,847,757
Less: Fee waivers and/or expense reimbursements by investment manager and administrator	(551,080)	(83,836)	(9,041)	(81)
Net expenses	1,098,302	2,713,353	1,763,439	2,847,676
Net investment income	8,702,392	12,683,739	8,242,576	13,045,620
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from: Investments	(21)	4,725,404	230,194	1,303,887
Futures	—	(419,351)	1,359,130	2,320,734
Options written	—	428,925	—	128,997
Short sales	—	415,488	—	186,719
Swaps	—	(880,850)	—	(1,524,039)
Forward foreign currency contracts and foreign currency transactions	—	—	(67,858)	21,078
Net change in unrealized appreciation/depreciation of: Investments	—	1,334,589	1,848,206	3,503,400
Futures	—	202,344	(661,175)	(1,472,423)
Options written	—	(407,838)	—	37,285
Short sales	—	246,626	—	588,554
Swaps	—	621,931	—	(604,625)
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	—	—	(331,499)	4,630
Net realized and unrealized gains (losses) from investment activities	(21)	6,267,268	2,376,998	4,494,197
Net increase in net assets resulting from operations	$8,702,371	$18,951,007	$10,619,574	$17,539,817

See accompanying notes to financial statements

	UBS PACE Municipal Fixed Income Investments	UBS PACE Global Fixed Income Investments	UBS PACE High Yield Investments
Investment income:
Interest (net of foreign witholding taxes of $0; $0; $2,449; $713; $0; $0; $520, respectively)	$5,543,708	$8,647,164	$1,022,863
Dividends	268	—	—
Securities lending income (includes $0; $0; $2,365; $1,735; $0; $163; $2,961, respectively, earned from an affiliated entity)	—	832	2,969
	5,543,976	8,647,996	1,025,832
Expenses:
Investment management and administration fees	794,807	2,014,124	112,110
Service fees–Class A	123,243	152,689	701
Service and distribution fees–Class B	3,923	4,242	—
Service and distribution fees–Class C	63,606	27,650	—
Transfer agency and related services fees	92,142	534,579	36,752
Reports and notices to shareholders	14,691	60,227	4,353
Professional fees	43,958	55,029	42,555
Custody and accounting fees	53,221	251,606	8,408
Federal and state registration fees	27,105	32,546	8,453
Trustees' fees	9,038	10,512	8,447
Offering expenses	—	—	36,936
Other expenses	15,559	21,188	6,876
	1,241,293	3,164,392	265,591
Less: Fee waivers and/or expense reimbursements by investment manager and administrator	(39,287)	(149,678)	(110,735)
Net expenses	1,202,006	3,014,714	154,856
Net investment income	4,341,970	5,633,282	870,976
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from: Investments	207,190	(817,124)	87,938
Futures	—	(1,203,716)	—
Options written	—	—	—
Short sales	—	—	—
Swaps	—	—	—
Forward foreign currency contracts and foreign currency transactions	—	(1,017,147)	10,825
Net change in unrealized appreciation/depreciation of: Investments	311,313	(1,952,181)	603,533
Futures	—	100,415	—
Options written	—	—	—
Short sales	—	—	—
Swaps	—	—	—
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	—	1,495,090	16,992
Net realized and unrealized gains (losses) from investment activities	518,503	(3,394,663)	719,288
Net increase in net assets resulting from operations	$4,860,473	$2,238,619	$1,590,264

UBS PACE Select Advisors Trust

Statement of operations (concluded)

For the six months ended January 31, 2007 (unaudited)

	UBS PACE Large Co Value Equity Investments	UBS PACE Large Co Growth Equity Investments	UBS PACE Small/Medium Co Value Equity Investments	UBS PACE Small/Medium Co Growth Equity Investments
Investment income:
Interest (net of foreign witholding taxes of $0; $0; $0; $0; $2; $12; $0; $0, respectively)	$507,023	$1,112,985	$544,500	$453,976
Dividends (net of foreign witholding taxes of $28,773; $7,797; $6,610; $0; $551,309; $403,658; $2,226; $30,364, respectively)	15,842,274	5,949,382	2,772,685	794,779
Securities lending income (includes $28,315; $22,515; $30,019; $101,401; $112,804; $47,117; $2; $0, respectively, earned from an affiliated entity)	91,607	73,037	50,924	170,922
	16,440,904	7,135,404	3,368,109	1,419,677
Expenses:
Investment management and administration fees	6,149,697	4,568,371	1,973,513	1,897,766
Service fees–Class A	375,296	107,766	59,738	62,602
Service and distribution fees–Class B	24,395	6,234	8,073	3,134
Service and distribution fees–Class C	183,335	39,160	60,740	33,757
Transfer agency and related services fees	691,038	609,104	534,516	521,693
Custody and accounting fees	307,485	233,564	97,773	94,888
Reports and notices to shareholders	90,583	68,765	62,089	62,586
Professional fees	49,608	53,350	45,185	47,831
Federal and state registration fees	41,064	47,197	33,915	33,029
Trustees' fees	16,475	24,637	10,422	10,383
Interest expense	—	—	—	910
Offering expenses	—	—	—	—
Dividend and interest expense for securities sold short	—	—	—	—
Other expenses	44,711	38,802	24,013	23,878
	7,973,687	5,796,950	2,909,977	2,792,457
Less: Fee waivers and/or expense reimbursements by investment manager and administrator	(1,017,055)	(263,291)	(22)	(36,215)
Net expenses	6,956,632	5,533,659	2,909,955	2,756,242
Net investment income (loss)	9,484,272	1,601,745	458,154	(1,336,565)
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from: Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $17,226; $0; $0)	80,521,403	10,727,448	15,921,521	12,536,481
Commissions recaptured	245,942	65,909	21,125	77,475
Futures	—	—	—	—
Options written	—	—	—	—
Short sales	—	—	—	—
Forward foreign currency contracts and foreign currency transactions	(36)	(21)	—	—
Net change in unrealized appreciation/depreciation of: Investments	75,748,761	155,391,811	53,125,938	46,551,355
Futures	—	—	—	—
Options written	—	—	—	—
Short sales	—	—	—	—
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	—	—	—	—
Net realized and unrealized gains from investment activities	156,516,070	166,185,147	69,068,584	59,165,311
Net increase in net assets resulting from operations	$166,000,342	$167,786,892	$69,526,738	$57,828,746

1 For the period November 30, 2006 (commencement of operations) through January 31, 2007.

See accompanying notes to financial statements

	UBS PACE International Equity Investments	UBS PACE International Emerging Markets Equity Investments	UBS PACE Global Real Estate Securities Investments[1]	UBS PACE Alternative Strategies Investments
Investment income:
Interest (net of foreign witholding taxes of $0; $0; $0; $0; $2; $12; $0; $0, respectively)	$414,200	$62,826	$7,272	$1,274,802
Dividends (net of foreign witholding taxes of $28,773; $7,797; $6,610; $0; $551,309; $403,658; $2,226; $30,364, respectively)	9,525,744	4,151,328	71,203	608,471
Securities lending income (includes $28,315; $22,515; $30,019; $101,401; $112,804; $47,117; $2; $0, respectively, earned from an affiliated entity)	186,988	80,003	12	—
	10,126,932	4,294,157	78,487	1,883,273
Expenses:
Investment management and administration fees	5,123,177	1,840,121	13,999	907,015
Service fees–Class A	148,159	29,751	59	21,996
Service and distribution fees–Class B	3,455	2,728	—	52
Service and distribution fees–Class C	42,683	29,141	80	2,684
Transfer agency and related services fees	562,019	477,712	1,023	55,727
Custody and accounting fees	580,487	501,851	1,050	64,670
Reports and notices to shareholders	60,521	39,099	927	8,535
Professional fees	54,309	52,338	12,081	20,442
Federal and state registration fees	38,932	28,030	—	12,090
Trustees' fees	14,131	10,675	248	7,864
Interest expense	5,058	5,761	—	—
Offering expenses	—	—	984	36,934
Dividend and interest expense for securities sold short	—	—	—	326,273
Other expenses	49,357	30,792	2,012	5,038
	6,682,288	3,047,999	32,463	1,469,320
Less: Fee waivers and/or expense reimbursements by investment manager and administrator	—	—	(11,324)	(172,797)
Net expenses	6,682,288	3,047,999	21,139	1,296,523
Net investment income (loss)	3,444,644	1,246,158	57,348	586,750
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from: Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $17,226; $0; $0)	62,023,383	19,849,198	67,651	2,537,969
Commissions recaptured	10,051	1,598	—	133
Futures	412,682	—	—	(1,273,860)
Options written	—	—	—	(2,565)
Short sales	—	—	—	(1,091,007)
Forward foreign currency contracts and foreign currency transactions	(853,117)	(175,715)	4,592	278,095
Net change in unrealized appreciation/depreciation of: Investments	96,548,515	44,766,630	560,168	13,724,076
Futures	(138,340)	—	—	(405,563)
Options written	—	—	—	150,783
Short sales	—	—	—	(2,763,926)
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	(96,641)	(164,539)	102	(13,602)
Net realized and unrealized gains from investment activities	157,906,533	64,277,172	632,513	11,140,533
Net increase in net assets resulting from operations	$161,351,177	$65,523,330	$689,861	$11,727,283

UBS PACE Select Advisors Trust

Statement of changes in net assets

	UBS PACE Money Market Investments		UBS PACE Government Securities Fixed Income Investments		UBS PACE Intermediate Fixed Income Investments
	For the six months ended January 31, 2007 (unaudited)	For the year ended July 31, 2006	For the six months ended January 31, 2007 (unaudited)	For the year ended July 31, 2006	For the six months ended January 31, 2007 (unaudited)	For the year ended July 31, 2006
From operations:
Net investment income	$8,702,392	$11,179,756	$12,683,739	$21,462,379	$8,242,576	$14,589,370
Net realized gains (losses) from: Investments, futures, options written, short sales and swaps	(21)	(323)	4,269,616	(7,203,574)	1,589,324	(5,975,410)
Forward foreign currency contracts and foreign currency transactions	—	—	—	—	(67,858)	(468,066)
Net change in unrealized appreciation/depreciation of: Investments, futures, options written, short sales and swaps	—	—	1,997,652	(4,884,782)	1,187,031	236,333
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	—	—	—	—	(331,499)	74,643
Net increase in net assets resulting from operations	8,702,371	11,179,433	18,951,007	9,374,023	10,619,574	8,456,870
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(2,474,376)	(5,200,522)	(1,089,277)	(2,250,715)
Net investment income–Class B	—	—	(45,752)	(112,615)	(7,123)	(23,500)
Net investment income–Class C	—	—	(573,827)	(1,180,698)	(79,197)	(182,084)
Net investment income–Class Y	—	—	(211,531)	(406,081)	(26,307)	(38,941)
Net investment income–Class P	(8,702,392)	(11,179,756)	(9,320,345)	(15,351,768)	(7,048,015)	(12,137,687)
Net realized gains from investment activities–Class A	—	—	—	(1,629,364)	—	—
Net realized gains from investment activities–Class B	—	—	—	(42,754)	—	—
Net realized gains from investment activities–Class C	—	—	—	(423,048)	—	—
Net realized gains from investment activities–Class Y	—	—	—	(118,841)	—	—
Net realized gains from investment activities–Class P	—	—	—	(4,301,214)	—	—
Return of capital–Class A	—	—	—	—	—	—
Return of capital–Class B	—	—	—	—	—	—
Return of capital–Class C	—	—	—	—	—	—
Return of capital–Class Y	—	—	—	—	—	—
Return of capital–Class P	—	—	—	—	—	—
	(8,702,392)	(11,179,756)	(12,625,831)	(28,766,905)	(8,249,919)	(14,632,927)
From beneficial interest transactions:
Net proceeds from the sale of shares	188,813,509	348,451,721	71,345,536	137,685,258	55,421,270	123,568,034
Cost of shares repurchased	(184,569,572)	(244,003,932)	(57,518,812)	(113,305,282)	(58,976,794)	(116,411,193)
Proceeds from dividends reinvested	8,462,455	10,597,316	11,616,189	25,934,155	7,726,303	13,601,315
Net increase in net assets from beneficial interest transactions	12,706,392	115,045,105	25,442,913	50,314,131	4,170,779	20,758,156
Net increase in net assets	12,706,371	115,044,782	31,768,089	30,921,249	6,540,434	14,582,099
Net assets:
Beginning of period	342,572,891	227,528,109	540,708,045	509,786,796	413,194,258	398,612,159
End of period	$355,279,262	$342,572,891	$572,476,134	$540,708,045	$419,734,692	$413,194,258
Accumulated undistributed (distributions in excess of) net investment income (loss)	$—	$—	$149,350	$91,442	$176,575	$183,918

See accompanying notes to financial statements

	UBS PACE Strategic Fixed Income Investments		UBS PACE Municipal Fixed Income Investments
	For the six months ended January 31, 2007 (unaudited)	For the year ended July 31, 2006	For the six months ended January 31, 2007 (unaudited)	For the year ended July 31, 2006
From operations:
Net investment income	$13,045,620	$24,274,223	$4,341,970	$8,187,553
Net realized gains (losses) from: Investments, futures, options written, short sales and swaps	2,416,298	(12,631,514)	207,190	(1,028,724)
Forward foreign currency contracts and foreign currency transactions	21,078	(1,237,245)	—	—
Net change in unrealized appreciation/depreciation of: Investments, futures, options written, short sales and swaps	2,052,191	(8,116,216)	311,313	(3,344,981)
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	4,630	215,454	—	—
Net increase in net assets resulting from operations	17,539,817	2,504,702	4,860,473	3,813,848
Dividends and distributions to shareholders from:
Net investment income–Class A	(468,889)	(1,003,597)	(1,550,568)	(3,376,147)
Net investment income–Class B	(15,259)	(52,194)	(9,155)	(37,964)
Net investment income–Class C	(116,788)	(291,408)	(224,111)	(517,502)
Net investment income–Class Y	(16,891)	(41,788)	(2,684)	(6,218)
Net investment income–Class P	(12,979,229)	(23,095,693)	(2,559,691)	(4,248,538)
Net realized gains from investment activities–Class A	—	—	—	—
Net realized gains from investment activities–Class B	—	—	—	—
Net realized gains from investment activities–Class C	—	—	—	—
Net realized gains from investment activities–Class Y	—	—	—	—
Net realized gains from investment activities–Class P	—	—	—	—
Return of capital–Class A	—	(36,696)	—	—
Return of capital–Class B	—	(1,909)	—	—
Return of capital–Class C	—	(10,655)	—	—
Return of capital–Class Y	—	(1,528)	—	—
Return of capital–Class P	—	(844,488)	—	—
	(13,597,056)	(25,379,956)	(4,346,209)	(8,186,369)
From beneficial interest transactions:
Net proceeds from the sale of shares	99,762,801	206,862,456	32,930,157	55,762,391
Cost of shares repurchased	(62,069,852)	(104,406,874)	(24,949,018)	(51,579,006)
Proceeds from dividends reinvested	13,307,635	24,799,319	3,688,908	6,818,706
Net increase in net assets from beneficial interest transactions	51,000,584	127,254,901	11,670,047	11,002,091
Net increase in net assets	54,943,345	104,379,647	12,184,311	6,629,570
Net assets:
Beginning of period	568,115,651	463,736,004	257,965,144	251,335,574
End of period	$623,058,996	$568,115,651	$270,149,455	$257,965,144
Accumulated undistributed (distributions in excess of) net investment income (loss)	$(862,338)	$(310,902)	$(3,055)	$1,184

UBS PACE Select Advisors Trust

Statement of changes in net assets (continued)

	UBS PACE Global Fixed Income Investments		UBS PACE High Yield Investments		UBS PACE Large Co Value Equity Investments
	For the six months ended January 31, 2007 (unaudited)	For the year ended July 31, 2006	For the six months ended January 31, 2007 (unaudited)	For the period April 3, 2006* through July 31, 2006	For the six months ended January 31, 2007 (unaudited)	For the year ended July 31, 2006
From operations:
Net investment income (loss)	$5,633,282	$10,998,729	$870,976	$213,453	$9,484,272	$16,184,292
Net realized gains (losses) from: Investments and futures	(2,020,840)	(2,750,804)	87,938	(47,440)	80,767,345	192,912,867
Forward foreign currency contracts and foreign currency transactions	(1,017,147)	(2,491,172)	10,825	981	(36)	166
Net change in unrealized appreciation/depreciation of: Investments and futures	(1,851,766)	3,781,471	603,533	(158,616)	75,748,761	(57,561,205)
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	1,495,090	58,111	16,992	2,326	—	—
Net increase (decrease) in net assets resulting from operations	2,238,619	9,596,335	1,590,264	10,704	166,000,342	151,536,120
Dividends and distributions to shareholders from:
Net investment income–Class A	(1,568,221)	(6,619,593)	(16,338)	(3,482)	(2,887,155)	(2,811,131)
Net investment income–Class B	(7,544)	(51,482)	—	—	—	—
Net investment income–Class C	(76,859)	(371,525)	—	—	(56,819)	(40,382)
Net investment income–Class Y	(104,081)	(430,898)	—	(122,377)	(585,242)	(494,689)
Net investment income–Class P	(5,169,513)	(16,051,437)	(855,811)	(86,595)	(14,521,659)	(10,815,370)
Net realized gains from investment activities–Class A	—	(2,103,145)	—	—	(34,160,087)	(6,563,489)
Net realized gains from investment activities–Class B	—	(20,197)	—	—	(491,696)	(139,073)
Net realized gains from investment activities–Class C	—	(131,657)	—	—	(4,144,721)	(826,430)
Net realized gains from investment activities–Class Y	—	(130,019)	—	—	(5,024,893)	(925,110)
Net realized gains from investment activities–Class P	—	(4,705,956)	—	—	(132,723,012)	(20,225,631)
	(6,926,218)	(30,615,909)	(872,149)	(212,454)	(194,595,284)	(42,841,305)
From beneficial interest transactions:
Net proceeds from the sale of shares	62,176,634	132,320,827	33,744,226	21,517,226	141,906,782	316,889,241
Cost of shares repurchased	(45,115,366)	(88,454,425)	(2,201,157)	(10,078,087)	(151,144,874)	(246,832,494)
Proceeds from dividends reinvested	6,446,927	27,961,635	860,265	210,732	188,804,159	41,467,832
Net increase in net assets from beneficial interest transactions	23,508,195	71,828,037	32,403,334	11,649,871	179,566,067	111,524,579
Net increase in net assets	18,820,596	50,808,463	33,121,449	11,448,121	150,971,125	220,219,394
Net assets:
Beginning of period	489,175,322	438,366,859	11,448,121	—	1,455,749,715	1,235,530,321
End of period	$507,995,918	$489,175,322	$44,569,570	$11,448,121	$1,606,720,840	$1,455,749,715
Accumulated undistributed (distributions in excess of) net investment income (loss)	$(2,228,804)	$(935,868)	$807	$1,980	$676,184	$9,242,787

* Commencement of operations

See accompanying notes to financial statements

	UBS PACE Large Co Growth Equity Investments		UBS PACE Small/Medium Co Value Equity Investments
	For the six months ended January 31, 2007 (unaudited)	For the year ended July 31, 2006	For the six months ended January 31, 2007 (unaudited)	For the year ended July 31, 2006
From operations:
Net investment income (loss)	$1,601,745	$830,980	$458,154	$(320,403)
Net realized gains (losses) from: Investments and futures	10,793,357	65,357,616	15,942,646	42,411,166
Forward foreign currency contracts and foreign currency transactions	(21)	238	—	—
Net change in unrealized appreciation/depreciation of: Investments and futures	155,391,811	(72,027,369)	53,125,938	(61,059,149)
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	—	—	—	—
Net increase (decrease) in net assets resulting from operations	167,786,892	(5,838,535)	69,526,738	(18,968,386)
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	—	—
Net investment income–Class B	—	—	—	—
Net investment income–Class C	—	—	—	—
Net investment income–Class Y	(69,862)	(38,639)	—	—
Net investment income–Class P	(2,231,348)	(976,879)	—	—
Net realized gains from investment activities–Class A	—	—	(1,909,067)	(9,372,561)
Net realized gains from investment activities–Class B	—	—	(64,279)	(526,355)
Net realized gains from investment activities–Class C	—	—	(519,896)	(2,507,674)
Net realized gains from investment activities–Class Y	—	—	(171,355)	(817,914)
Net realized gains from investment activities–Class P	—	—	(17,081,765)	(66,750,635)
	(2,301,210)	(1,015,518)	(19,746,362)	(79,975,139)
From beneficial interest transactions:
Net proceeds from the sale of shares	145,401,407	325,300,486	51,219,918	118,318,169
Cost of shares repurchased	(113,215,736)	(174,278,739)	(49,330,529)	(92,470,385)
Proceeds from dividends reinvested	2,264,287	1,000,787	19,435,972	78,650,332
Net increase in net assets from beneficial interest transactions	34,449,958	152,022,534	21,325,361	104,498,116
Net increase in net assets	199,935,640	145,168,481	71,105,737	5,554,591
Net assets:
Beginning of period	1,059,262,179	914,093,698	450,818,283	445,263,692
End of period	$1,259,197,819	$1,059,262,179	$521,924,020	$450,818,283
Accumulated undistributed (distributions in excess of) net investment income (loss)	$129,119	$828,584	$458,154	$—

UBS PACE Select Advisors Trust

Statement of changes in net assets (concluded)

	UBS PACE Small/Medium Co Growth Equity Investments		UBS PACE International Equity Investments
	For the six months ended January 31, 2007 (unaudited)	For the year ended July 31, 2006	For the six months ended January 31, 2007 (unaudited)	For the year ended July 31, 2006
From operations:
Net investment income (loss)	$(1,336,565)	$(2,809,694)	$3,444,644	$19,298,568
Net realized gains (losses) from: Investments, futures, options written and short sales	12,613,956	59,143,616	62,446,116	112,851,531
Forward foreign currency contracts and foreign currency transactions	—	—	(853,117)	(887,095)
Net change in unrealized appreciation/depreciation of: Investments, futures, options written and short sales	46,551,355	(75,433,598)	96,410,175	73,625,180
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	—	—	(96,641)	211,075
Net increase (decrease) in net assets resulting from operations	57,828,746	(19,099,676)	161,351,177	205,099,259
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(2,034,810)	(1,382,690)
Net investment income–Class B	—	—	(3,730)	(1,002)
Net investment income–Class C	—	—	(76,628)	(42,341)
Net investment income–Class Y	—	—	(1,204,817)	(868,192)
Net investment income–Class P	—	—	(19,420,316)	(12,323,927)
Net realized gains from investment activities–Class A	(1,343,996)	(7,647,042)	(10,261,337)	—
Net realized gains from investment activities–Class B	(16,697)	(183,663)	(56,608)	—
Net realized gains from investment activities–Class C	(189,623)	(1,102,955)	(745,315)	—
Net realized gains from investment activities–Class Y	(132,391)	(543,931)	(5,026,490)	—
Net realized gains from investment activities–Class P	(11,193,851)	(49,707,564)	(84,780,704)	—
	(12,876,558)	(59,185,155)	(123,610,755)	(14,618,152)
From beneficial interest transactions:
Net proceeds from the sale of shares	51,846,581	118,906,392	126,778,544	272,356,127
Cost of shares repurchased	(48,950,506)	(89,503,586)	(119,524,716)	(179,259,703)
Proceeds from dividends reinvested	12,662,240	58,111,178	120,906,709	14,298,782
Net increase in net assets from beneficial interest transactions	15,558,315	87,513,984	128,160,537	107,395,206
Redemption fees	—	—	1	1,045
Net increase in net assets	60,510,503	9,229,153	165,900,960	297,877,358
Net assets:
Beginning of period	440,705,215	431,476,062	1,074,051,731	776,174,373
End of period	$501,215,718	$440,705,215	$1,239,952,691	$1,074,051,731
Accumulated undistributed (distributions in excess of) net investment income (loss)	$(1,336,565)	$—	$(5,484,381)	$13,811,276

* Commencement of operations

See accompanying notes to financial statements

	UBS PACE International Emerging Markets Equity Investments		UBS PACE Global Real Estate Securities Investments	UBS PACE Alternative Strategies Investments
	For the six months ended January 31, 2007 (unaudited)	For the year ended July 31, 2006	For the period November 30, 2006* through January 31, 2007 (unaudited)	For the six months ended January 31, 2007 (unaudited)	For the period April 3, 2006* through July 31, 2006
From operations:
Net investment income (loss)	$1,246,158	$3,514,803	$57,348	$586,750	$293,061
Net realized gains (losses) from: Investments, futures, options written and short sales	19,850,796	49,046,607	67,651	170,670	(283,213)
Forward foreign currency contracts and foreign currency transactions	(175,715)	(360,380)	4,592	278,095	(41,093)
Net change in unrealized appreciation/depreciation of: Investments, futures, options written and short sales	44,766,630	1,136,749	560,168	10,705,370	(191,802)
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	(164,539)	(19,913)	102	(13,602)	(4,310)
Net increase (decrease) in net assets resulting from operations	65,523,330	53,317,866	689,861	11,727,283	(227,357)
Dividends and distributions to shareholders from:
Net investment income–Class A	(249,613)	(165,084)	(122)	(113,151)	—
Net investment income–Class B	(620)	—	—	(46)	—
Net investment income–Class C	(17,791)	(8,961)	(80)	(1,207)	—
Net investment income–Class Y	(302,392)	(195,302)	(43,000)	—	—
Net investment income–Class P	(3,016,785)	(2,035,705)	—	(826,863)	—
Net realized gains from investment activities–Class A	(3,130,829)	—	—	—	—
Net realized gains from investment activities–Class B	(67,462)	—	—	—	—
Net realized gains from investment activities–Class C	(809,794)	—	—	—	—
Net realized gains from investment activities–Class Y	(2,766,836)	—	—	—	—
Net realized gains from investment activities–Class P	(37,148,298)	—	—	—	—
	(47,510,420)	(2,405,052)	(43,202)	(941,267)	—
From beneficial interest transactions:
Net proceeds from the sale of shares	34,301,826	97,379,050	13,793,690	156,219,891	107,953,964
Cost of shares repurchased	(42,703,252)	(79,425,875)	(3,424,841)	(8,434,678)	(50,108,493)
Proceeds from dividends reinvested	46,879,964	2,371,526	43,202	933,888	—
Net increase in net assets from beneficial interest transactions	38,478,538	20,324,701	10,412,051	148,719,101	57,845,471
Redemption fees	375	13,890	—	93	—
Net increase in net assets	56,491,823	71,251,405	11,058,710	159,505,210	57,618,114
Net assets:
Beginning of period	307,179,332	235,927,927	—	57,618,114	—
End of period	$363,671,155	$307,179,332	$11,058,710	$217,123,324	$57,618,114
Accumulated undistributed (distributions in excess of) net investment income (loss)	$(15,594)	$2,325,449	$14,146	$(102,549)	$251,968

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Money Market Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005	2004	2003	2002
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.024	0.038	0.018	0.005	0.009	0.021
Dividends from net investment income	(0.024)	(0.038)	(0.018)	(0.005)	(0.009)	(0.021)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[1]	2.42%	3.89%	1.80%	0.51%	0.96%	2.10%
Ratios/supplemental data:
Net assets, end of period (000's)	$355,279	$342,573	$227,528	$166,067	$123,915	$112,001
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.60%[2]	0.60%	0.60%	0.60%	0.57%	0.50%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.90%[2]	0.99%	0.97%	0.96%	1.13%	1.43%
Net investment income to average net assets	4.75%[2]	3.89%	1.85%	0.51%	0.94%	2.03%

1  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include program fees; results would be lower if these fees were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

2  Annualized.

See accompanying notes to financial statements

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Government Securities Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005	2004[1]	2003	2002
Net asset value, beginning of period	$12.71	$13.20	$13.05	$12.81	$13.08	$12.84
Net investment income	0.28 [2]	0.51	0.34	0.26	0.33	0.64
Net realized and unrealized gains (losses) from investment activities	0.16	(0.31)	0.17	0.34	(0.18)	0.29
Net increase from operations	0.44	0.20	0.51	0.60	0.15	0.93
Dividends from net investment income	(0.28)	(0.53)	(0.36)	(0.36)	(0.42)	(0.64)
Distributions from net realized gains from investment activities	—	(0.16)	—	—	—	(0.05)
Total dividends and distributions	(0.28)	(0.69)	(0.36)	(0.36)	(0.42)	(0.69)
Net asset value, end of period	$12.87	$12.71	$13.20	$13.05	$12.81	$13.08
Total investment return[3]	3.49%	1.61%	3.97%	4.75%	1.13%	7.47%
Ratios/supplemental data:
Net assets, end of period (000's)	$111,321	$114,663	$140,734	$159,227	$190,933	$213,835
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.12%[4]	1.11%	1.08%	1.08%	1.04%	0.96%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.13%[4]	1.17%	1.17%	1.20%	1.20%	1.15%
Net investment income to average net assets	4.35%[4]	3.97%	2.54%	2.08%	2.57%	4.92%
Portfolio turnover	310%	575%	665%	805%	741%	369%

1  As of August 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of operations. The effect of this change for the year ended July 31, 2004 was to decrease net investment income per share by $0.01 on all share classes and increase net realized and unrealized gain (loss) from investment activities per share by $0.01 on all share classes, and decrease the ratio of net investment income by 0.05% and 0.04% on Class A and Class B, respectively.

2  Calculated using the average month-end shares outstanding for the period.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

See accompanying notes to financial statements

	Class B
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005	2004[1]	2003	2002
Net asset value, beginning of period	$12.72	$13.20	$13.05	$12.81	$13.08	$12.83
Net investment income	0.23 [2]	0.40	0.22	0.14	0.23	0.53
Net realized and unrealized gains (losses) from investment activities	0.15	(0.29)	0.19	0.36	(0.18)	0.31
Net increase from operations	0.38	0.11	0.41	0.50	0.05	0.84
Dividends from net investment income	(0.23)	(0.43)	(0.26)	(0.26)	(0.32)	(0.54)
Distributions from net realized gains from investment activities	—	(0.16)	—	—	—	(0.05)
Total dividends and distributions	(0.23)	(0.59)	(0.26)	(0.26)	(0.32)	(0.59)
Net asset value, end of period	$12.87	$12.72	$13.20	$13.05	$12.81	$13.08
Total investment return[3]	3.01%	0.92%	3.17%	3.94%	0.34%	6.63%
Ratios/supplemental data:
Net assets, end of period (000's)	$2,162	$2,776	$4,273	$8,373	$15,056	$16,966
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.87%[4]	1.86%	1.84%	1.84%	1.82%	1.76%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.88%[4]	1.93%	1.93%	1.95%	1.94%	1.90%
Net investment income to average net assets	3.60%[4]	3.20%	1.69%	1.33%	1.79%	4.12%
Portfolio turnover	310%	575%	665%	805%	741%	369%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Government Securities Fixed Income Investments (continued)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class C
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005	2004[1]	2003	2002
Net asset value, beginning of period	$12.72	$13.21	$13.06	$12.82	$13.09	$12.84
Net investment income	0.25 [2]	0.45	0.27	0.19	0.26	0.57
Net realized and unrealized gains (losses) from investment activities	0.15	(0.32)	0.17	0.34	(0.18)	0.30
Net increase from operations	0.40	0.13	0.44	0.53	0.08	0.87
Dividends from net investment income	(0.25)	(0.46)	(0.29)	(0.29)	(0.35)	(0.57)
Distributions from net realized gains from investment activities	—	(0.16)	—	—	—	(0.05)
Total dividends and distributions	(0.25)	(0.62)	(0.29)	(0.29)	(0.35)	(0.62)
Net asset value, end of period	$12.87	$12.72	$13.21	$13.06	$12.82	$13.09
Total investment return[3]	3.15%	1.09%	3.40%	4.18%	0.59%	6.99%
Ratios/supplemental data:
Net assets, end of period (000's)	$28,964	$30,338	$36,372	$41,707	$50,245	$56,849
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.62%[4]	1.62%	1.62%	1.62%	1.57%	1.48%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.70%[4]	1.75%	1.74%	1.78%	1.77%	1.73%
Net investment income to average net assets	3.85%[4]	3.45%	2.00%	1.54%	2.04%	4.40%
Portfolio turnover	310%	575%	665%	805%	741%	369%

1  As of August 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of operations. The effect of this change for the year ended July 31, 2004 was to decrease net investment income per share by $0.01 on all share classes and increase net realized and unrealized gain (loss) from investment activities per share by $0.01 on all share classes, and decrease the ratio of net investment income by 0.05% and 0.04% on Class C and Class Y, respectively.

2  Calculated using the average month-end shares outstanding for the period.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

See accompanying notes to financial statements

	Class Y
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005	2004[1]	2003	2002
Net asset value, beginning of period	$12.72	$13.20	$13.05	$12.80	$13.07	$12.84
Net investment income	0.31 [2]	0.55	0.38	0.29	0.37	0.68
Net realized and unrealized gains (losses) from investment activities	0.14	(0.30)	0.17	0.36	(0.18)	0.29
Net increase from operations	0.45	0.25	0.55	0.65	0.19	0.97
Dividends from net investment income	(0.30)	(0.57)	(0.40)	(0.40)	(0.46)	(0.69)
Distributions from net realized gains from investment activities	—	(0.16)	—	—	—	(0.05)
Total dividends and distributions	(0.30)	(0.73)	(0.40)	(0.40)	(0.46)	(0.74)
Net asset value, end of period	$12.87	$12.72	$13.20	$13.05	$12.80	$13.07
Total investment return[3]	3.58%	1.97%	4.24%	5.12%	1.46%	7.77%
Ratios/supplemental data:
Net assets, end of period (000's)	$10,073	$8,460	$10,069	$10,441	$16,466	$19,250
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.79%[4]	0.81%	0.76%	0.76%	0.72%	0.64%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.79%[4]	0.84%	0.85%	0.88%	0.88%	0.80%
Net investment income to average net assets	4.68%[4]	4.27%	2.88%	2.41%	2.89%	5.32%
Portfolio turnover	310%	575%	665%	805%	741%	369%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Government Securities Fixed Income Investments (concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005	2004[1]	2003	2002
Net asset value, beginning of period	$12.72	$13.20	$13.06	$12.82	$13.09	$12.84
Net investment income	0.30 [2]	0.54	0.37	0.30	0.36	0.67
Net realized and unrealized gains (losses) from investment activities	0.15	(0.30)	0.16	0.33	(0.18)	0.31
Net increase from operations	0.45	0.24	0.53	0.63	0.18	0.98
Dividends from net investment income	(0.30)	(0.56)	(0.39)	(0.39)	(0.45)	(0.68)
Distributions from net realized gains from investment activities	—	(0.16)	—	—	—	(0.05)
Total dividends and distributions	(0.30)	(0.72)	(0.39)	(0.39)	(0.45)	(0.73)
Net asset value, end of period	$12.87	$12.72	$13.20	$13.06	$12.82	$13.09
Total investment return[3]	3.54%	1.94%	4.11%	4.97%	1.35%	7.84%
Ratios/supplemental data:
Net assets, end of period (000's)	$419,955	$384,472	$318,339	$252,716	$207,466	$201,378
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.87%[4]	0.87%	0.87%	0.87%	0.83%	0.70%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.90%[4]	0.96%	0.96%	1.00%	0.98%	0.93%
Net investment income to average net assets	4.60%[4]	4.22%	2.82%	2.27%	2.76%	5.18%
Portfolio turnover	310%	575%	665%	805%	741%	369%

1  As of August 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of operations. The effect of this change for the year ended July 31, 2004 was to decrease net investment income per share by $0.01 on all share classes and increase net realized and unrealized gain (loss) from investment activities per share by $0.01 on all share classes, and decrease the ratio of net investment income by 0.05% on Class P.

2  Calculated using the average month-end shares outstanding for the period.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Intermediate Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005	2004	2003	2002[1]
Net asset value, beginning of period	$11.27	$11.44	$11.51	$11.46	$11.13	$12.32
Net investment income	0.21 [2]	0.38 [2]	0.34 [2]	0.29	0.33	0.75
Net realized and unrealized gains (losses) from investment activities	0.07	(0.17)	(0.07)	0.06	0.34	(1.19)
Net increase (decrease) from operations	0.28	0.21	0.27	0.35	0.67	(0.44)
Dividends from net investment income	(0.21)	(0.38)	(0.34)	(0.30)	(0.34)	(0.75)
Net asset value, end of period	$11.34	$11.27	$11.44	$11.51	$11.46	$11.13
Total investment return[3]	2.51%	1.90%	2.38%	3.08%	6.05%	(3.90)%
Ratios/supplemental data:
Net assets, end of period (000's)	$56,139	$59,884	$75,331	$90,732	$113,500	$129,520
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.05%[4]	1.06%	1.07%	1.07%	1.03%	0.96%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.08%[4]	1.10%	1.09%	1.13%	1.14%	1.10%
Net investment income to average net assets	3.72%[4]	3.36%	2.93%	2.52%	2.86%	6.14%
Portfolio turnover	160%	349%	221%	299%	294%	121%

1  Investment advisory functions for this Portfolio were transferred from Metropolitan West Asset Management, LLC to BlackRock Financial Management, Inc. on July 29, 2002.

2  Calculated using the average month-end shares outstanding for the period.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

See accompanying notes to financial statements

	Class B
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005	2004	2003	2002[1]
Net asset value, beginning of period	$11.29	$11.46	$11.53	$11.47	$11.15	$12.33
Net investment income	0.17 [2]	0.28 [2]	0.24 [2]	0.21	0.24	0.65
Net realized and unrealized gains (losses) from investment activities	0.07	(0.15)	(0.06)	0.06	0.33	(1.18)
Net increase (decrease) from operations	0.24	0.13	0.18	0.27	0.57	(0.53)
Dividends from net investment income	(0.17)	(0.30)	(0.25)	(0.21)	(0.25)	(0.65)
Net asset value, end of period	$11.36	$11.29	$11.46	$11.53	$11.47	$11.15
Total investment return[3]	2.11%	1.13%	1.60%	2.37%	5.13%	(4.57)%
Ratios/supplemental data:
Net assets, end of period (000's)	$445	$637	$1,458	$4,712	$9,871	$11,626
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.80%[4]	1.80%	1.81%	1.81%	1.79%	1.74%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.92%[4]	1.89%	1.87%	1.85%	1.87%	1.82%
Net investment income to average net assets	2.96%[4]	2.56%	2.15%	1.75%	2.10%	5.35%
Portfolio turnover	160%	349%	221%	299%	294%	121%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Intermediate Fixed Income Investments (continued)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class C
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005	2004	2003	2002[1]
Net asset value, beginning of period	$11.28	$11.46	$11.53	$11.48	$11.15	$12.33
Net investment income	0.18 [2]	0.32 [2]	0.28 [2]	0.24	0.27	0.69
Net realized and unrealized gains (losses) from investment activities	0.07	(0.17)	(0.06)	0.05	0.34	(1.19)
Net increase (decrease) from operations	0.25	0.15	0.22	0.29	0.61	(0.50)
Dividends from net investment income	(0.18)	(0.33)	(0.29)	(0.24)	(0.28)	(0.68)
Net asset value, end of period	$11.35	$11.28	$11.46	$11.53	$11.48	$11.15
Total investment return[3]	2.25%	1.30%	1.87%	2.56%	5.49%	(4.31)%
Ratios/supplemental data:
Net assets, end of period (000's)	$4,641	$5,301	$7,684	$9,583	$12,281	$15,508
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.55%[4]	1.55%	1.56%	1.56%	1.53%	1.47%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.57%[4]	1.59%	1.59%	1.61%	1.63%	1.58%
Net investment income to average net assets	3.22%[4]	2.86%	2.44%	2.03%	2.37%	5.63%
Portfolio turnover	160%	349%	221%	299%	294%	121%

1  Investment advisory functions for this Portfolio were transferred from Metropolitan West Asset Management, LLC to BlackRock Financial Management, Inc. on July 29, 2002.

2  Calculated using the average month-end shares outstanding for the period.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class Y
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005	2004	2003	2002[1]
Net asset value, beginning of period	$11.28	$11.45	$11.52	$11.47	$11.14	$12.33
Net investment income	0.24 [2]	0.41 [2]	0.37 [2]	0.34	0.36	0.78
Net realized and unrealized gains (losses) from investment activities	0.06	(0.17)	(0.07)	0.04	0.34	(1.19)
Net increase (decrease) from operations	0.30	0.24	0.30	0.38	0.70	(0.41)
Dividends from net investment income	(0.23)	(0.41)	(0.37)	(0.33)	(0.37)	(0.78)
Net asset value, end of period	$11.35	$11.28	$11.45	$11.52	$11.47	$11.14
Total investment return[3]	2.66%	2.17%	2.66%	3.34%	6.32%	(3.64)%
Ratios/supplemental data:
Net assets, end of period (000's)	$1,108	$1,074	$1,108	$1,246	$1,730	$2,589
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.79%[4,5]	0.80%	0.81%	0.81%	0.77%	0.71%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.79%[4]	0.83%	0.86%	0.87%	0.89%	0.84%
Net investment income to average net assets	3.98%[4,5]	3.63%	3.20%	2.79%	3.15%	6.39%
Portfolio turnover	160%	349%	221%	299%	294%	121%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Intermediate Fixed Income Investments (concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005	2004	2003	2002[1]
Net asset value, beginning of period	$11.28	$11.45	$11.52	$11.47	$11.14	$12.33
Net investment income	0.23 [2]	0.41 [2]	0.37 [2]	0.33	0.36	0.77
Net realized and unrealized gains (losses) from investment activities	0.06	(0.17)	(0.07)	0.05	0.34	(1.18)
Net increase (decrease) from operations	0.29	0.24	0.30	0.38	0.70	(0.41)
Dividends from net investment income	(0.23)	(0.41)	(0.37)	(0.33)	(0.37)	(0.78)
Net asset value, end of period	$11.34	$11.28	$11.45	$11.52	$11.47	$11.14
Total investment return[3]	2.57%	2.17%	2.66%	3.36%	6.34%	(3.64)%
Ratios/supplemental data:
Net assets, end of period (000's)	$357,402	$346,298	$313,031	$261,390	$210,860	$161,702
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.79%[4,5]	0.80%	0.80%	0.80%	0.77%	0.70%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.79%[4]	0.81%	0.82%	0.84%	0.87%	0.82%
Net investment income to average net assets	3.97%[4,5]	3.64%	3.22%	2.81%	3.10%	6.45%
Portfolio turnover	160%	349%	221%	299%	294%	121%

1  Investment advisory functions for this Portfolio were transferred from Metropolitan West Asset Management, LLC to BlackRock Financial Management, Inc. on July 29, 2002.

2  Calculated using the average month-end shares outstanding for the period.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Strategic Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005	2004[1]	2003	2002
Net asset value, beginning of period	$13.26	$13.89	$13.88	$13.44	$13.16	$12.91
Net investment income	0.28 [2]	0.60 [2]	0.45 [2]	0.36 [2]	0.57 [2]	0.58 [2]
Net realized and unrealized gains (losses) from investment activities	0.12	(0.59)	0.35	0.44	0.25	0.25
Net increase (decrease) from operations	0.40	0.01	0.80	0.80	0.82	0.83
Dividends from net investment income	(0.29)	(0.62)	(0.46)	(0.36)	(0.54)	(0.58)
Distributions from net realized gains from investment activities	—	—	(0.33)	—	—	—
Return of capital	—	(0.02)	—	—	—	—
Total dividends, distributions and return of capital	(0.29)	(0.64)	(0.79)	(0.36)	(0.54)	(0.58)
Net asset value, end of period	$13.37	$13.26	$13.89	$13.88	$13.44	$13.16
Total investment return[3]	3.03%	0.06%	5.88%	6.00%	6.22%	6.55%
Ratios/supplemental data:
Net assets, end of period (000's)	$21,802	$20,735	$23,269	$24,587	$26,814	$26,242
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.17%[4,5]	1.20%[5]	1.23%[5]	1.21%	1.21%	1.14%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.17%[4]	1.20%	1.23%	1.25%	1.25%	1.27%
Net investment income to average net assets	4.10%[4,5]	4.46%[5]	3.20%[5]	2.56%	4.13%	4.41%
Portfolio turnover	141%	196%	147%	185%	357%	375%

1  As of August 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of operations. The effect of this change for the year ended July 31, 2004 was to increase net investment income per share by $0.02 on all share classes and decrease net realized and unrealized gain (loss) from investment activities per share by $0.02 on all share classes, and increase the ratio of net investment income by 0.16% and 0.15% on Class A and Class B, respectively.

2  Calculated using the average month-end shares outstanding for the period.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class B
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005	2004[1]	2003	2002
Net asset value, beginning of period	$13.26	$13.88	$13.88	$13.44	$13.15	$12.91
Net investment income	0.22 [2]	0.48 [2]	0.33 [2]	0.25 [2]	0.48 [2]	0.48 [2]
Net realized and unrealized gains (losses) from investment activities	0.12	(0.56)	0.36	0.45	0.25	0.24
Net increase (decrease) from operations	0.34	(0.08)	0.69	0.70	0.73	0.72
Dividends from net investment income	(0.24)	(0.52)	(0.36)	(0.26)	(0.44)	(0.48)
Distributions from net realized gains from investment activities	—	—	(0.33)	—	—	—
Return of capital	—	(0.02)	—	—	—	—
Total dividends, distributions and return of capital	(0.24)	(0.54)	(0.69)	(0.26)	(0.44)	(0.48)
Net asset value, end of period	$13.36	$13.26	$13.88	$13.88	$13.44	$13.15
Total investment return[3]	2.61%	(0.68)%	5.06%	5.22%	5.52%	5.66%
Ratios/supplemental data:
Net assets, end of period (000's)	$770	$1,098	$2,175	$5,190	$11,227	$16,337
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.93%[4]	1.93%	1.94%	1.94%	1.93%	1.90%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.95%[4]	1.98%	1.96%	1.95%	1.95%	1.93%
Net investment income to average net assets	3.32%[4]	3.64%	2.45%	1.83%	3.49%	3.64%
Portfolio turnover	141%	196%	147%	185%	357%	375%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Strategic Fixed Income Investments (continued)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class C
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005	2004[1]	2003	2002
Net asset value, beginning of period	$13.26	$13.89	$13.88	$13.44	$13.16	$12.91
Net investment income	0.25 [2]	0.54 [2]	0.38 [2]	0.29 [2]	0.50 [2]	0.51 [2]
Net realized and unrealized gains (losses) from investment activities	0.12	(0.60)	0.35	0.44	0.25	0.25
Net increase (decrease) from operations	0.37	(0.06)	0.73	0.73	0.75	0.76
Dividends from net investment income	(0.26)	(0.55)	(0.39)	(0.29)	(0.47)	(0.51)
Distributions from net realized gains from investment activities	—	—	(0.33)	—	—	—
Return of capital	—	(0.02)	—	—	—	—
Total dividends, distributions and return of capital	(0.26)	(0.57)	(0.72)	(0.29)	(0.47)	(0.51)
Net asset value, end of period	$13.37	$13.26	$13.89	$13.88	$13.44	$13.16
Total investment return[3]	2.77%	(0.43)%	5.38%	5.49%	5.69%	6.01%
Ratios/supplemental data:
Net assets, end of period (000's)	$5,885	$6,280	$8,082	$8,960	$10,827	$13,325
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.63%[4]	1.68%[5]	1.70%[5]	1.70%	1.70%	1.65%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.63%[4]	1.68%	1.70%	1.71%	1.72%	1.70%
Net investment income to average net assets	3.63%[4]	3.97%[5]	2.73%[5]	2.08%	3.67%	3.90%
Portfolio turnover	141%	196%	147%	185%	357%	375%

1  As of August 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of operations. The effect of this change for the year ended July 31, 2004 was to increase net investment income per share by $0.02 on all share classes and decrease net realized and unrealized gain (loss) from investment activities per share by $0.02 on all share classes, and increase the ratio of net investment income by 0.16% and 0.16% on Class C and Class Y, respectively.

2  Calculated using the average month-end shares outstanding for the period.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class Y
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005	2004[1]	2003	2002
Net asset value, beginning of period	$13.26	$13.88	$13.87	$13.43	$13.16	$12.91
Net investment income	0.30 [2]	0.65 [2]	0.51 [2]	0.40 [2]	0.61 [2]	0.61 [2]
Net realized and unrealized gains (losses) from investment activities	0.11	(0.59)	0.34	0.44	0.23	0.25
Net increase (decrease) from operations	0.41	0.06	0.85	0.84	0.84	0.86
Dividends from net investment income	(0.31)	(0.66)	(0.51)	(0.40)	(0.57)	(0.61)
Distributions from net realized gains from investment activities	—	—	(0.33)	—	—	—
Return of capital	—	(0.02)	—	—	—	—
Total dividends, distributions and return of capital	(0.31)	(0.68)	(0.84)	(0.40)	(0.57)	(0.61)
Net asset value, end of period	$13.36	$13.26	$13.88	$13.87	$13.43	$13.16
Total investment return[3]	3.21%	0.41%	6.25%	6.27%	6.39%	6.80%
Ratios/supplemental data:
Net assets, end of period (000's)	$825	$716	$959	$527	$551	$342
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.79%[4]	0.85%	0.89%[5]	0.96%[5]	0.98%	0.89%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.79%[4]	0.85%	0.89%	0.96%	0.98%	0.99%
Net investment income to average net assets	4.47%[4]	4.79%	3.58%[5]	2.81%[5]	4.19%	4.65%
Portfolio turnover	141%	196%	147%	185%	357%	375%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Strategic Fixed Income Investments (concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005	2004[1]	2003	2002
Net asset value, beginning of period	$13.26	$13.88	$13.88	$13.44	$13.16	$12.91
Net investment income	0.29 [2]	0.64 [2]	0.49 [2]	0.42 [2]	0.61 [2]	0.61 [2]
Net realized and unrealized gains (losses) from investment activities	0.12	(0.59)	0.34	0.42	0.25	0.26
Net increase from operations	0.41	0.05	0.83	0.84	0.86	0.87
Dividends from net investment income	(0.31)	(0.65)	(0.50)	(0.40)	(0.58)	(0.62)
Distributions from net realized gains from investment activities	—	—	(0.33)	—	—	—
Return of capital	—	(0.02)	—	—	—	—
Total dividends, distributions and return of capital	(0.31)	(0.67)	(0.83)	(0.40)	(0.58)	(0.62)
Net asset value, end of period	$13.36	$13.26	$13.88	$13.88	$13.44	$13.16
Total investment return[3]	3.15%	0.34%	6.13%	6.31%	6.54%	6.86%
Ratios/supplemental data:
Net assets, end of period (000's)	$593,777	$539,286	$429,250	$347,091	$252,219	$241,140
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.93%[4,5]	0.93%	0.93%	0.93%	0.90%	0.85%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.93%[4]	0.98%	0.98%	0.99%	1.00%	0.96%
Net investment income to average net assets	4.34%[4,5]	4.77%	3.51%	2.85%	4.44%	4.70%
Portfolio turnover	141%	196%	147%	185%	357%	375%

1  As of August 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of operations. The effect of this change for the year ended July 31, 2004 was to increase net investment income per share by $0.02 on all share classes and decrease net realized and unrealized gain (loss) from investment activities per share by $0.02 on all share classes, and increase the ratio of net investment income by 0.17% on Class P.

2  Calculated using the average month-end shares outstanding for the period.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Municipal Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005	2004	2003	2002
Net asset value, beginning of period	$12.27	$12.49	$12.56	$12.56	$12.70	$12.52
Net investment income	0.20 [1]	0.39 [1]	0.40 [1]	0.39	0.45	0.51
Net realized and unrealized gains (losses) from investment activities	0.03	(0.22)	(0.07)	0.00 [2]	(0.14)	0.18
Net increase from operations	0.23	0.17	0.33	0.39	0.31	0.69
Dividends from net investment income	(0.20)	(0.39)	(0.40)	(0.39)	(0.45)	(0.51)
Net asset value, end of period	$12.30	$12.27	$12.49	$12.56	$12.56	$12.70
Total investment return[3]	1.85%	1.42%	2.61%	3.09%	2.42%	5.62%
Ratios/supplemental data:
Net assets, end of period (000's)	$94,644	$99,169	$115,286	$131,888	$153,966	$167,685
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.01%[4]	0.99%	0.96%	0.96%	0.93%	0.87%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.02%[4]	1.04%	1.03%	1.08%	1.06%	1.05%
Net investment income to average net assets	3.16%[4]	3.19%	3.12%	3.03%	3.49%	4.01%
Portfolio turnover	21%	27%	35%	46%	42%	20%

1  Calculated using the average month-end shares outstanding for the period.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

See accompanying notes to financial statements

	Class B
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005	2004	2003	2002
Net asset value, beginning of period	$12.27	$12.49	$12.56	$12.56	$12.70	$12.52
Net investment income	0.15 [1]	0.29 [1]	0.30 [1]	0.30	0.35	0.41
Net realized and unrealized gains (losses) from investment activities	0.03	(0.21)	(0.07)	(0.01)	(0.14)	0.18
Net increase from operations	0.18	0.08	0.23	0.29	0.21	0.59
Dividends from net investment income	(0.15)	(0.30)	(0.30)	(0.29)	(0.35)	(0.41)
Net asset value, end of period	$12.30	$12.27	$12.49	$12.56	$12.56	$12.70
Total investment return[3]	1.45%	0.65%	1.82%	2.31%	1.65%	4.81%
Ratios/supplemental data:
Net assets, end of period (000's)	$637	$985	$2,665	$4,861	$7,870	$10,949
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.76%[4]	1.74%	1.71%	1.71%	1.68%	1.62%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.80%[4]	1.80%	1.79%	1.83%	1.80%	1.80%
Net investment income to average net assets	2.40%[4]	2.43%	2.37%	2.28%	2.75%	3.26%
Portfolio turnover	21%	27%	35%	46%	42%	20%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Municipal Fixed Income Investments (continued)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class C
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005	2004	2003	2002
Net asset value, beginning of period	$12.27	$12.49	$12.56	$12.56	$12.70	$12.52
Net investment income	0.17 [1]	0.33 [1]	0.33 [1]	0.32	0.38	0.44
Net realized and unrealized gains (losses) from investment activities	0.03	(0.22)	(0.07)	0.00 [2]	(0.14)	0.18
Net increase from operations	0.20	0.11	0.26	0.32	0.24	0.62
Dividends from net investment income	(0.17)	(0.33)	(0.33)	(0.32)	(0.38)	(0.44)
Net asset value, end of period	$12.30	$12.27	$12.49	$12.56	$12.56	$12.70
Total investment return[3]	1.59%	0.91%	2.07%	2.56%	1.88%	5.07%
Ratios/supplemental data:
Net assets, end of period (000's)	$16,410	$17,315	$21,291	$25,191	$28,882	$30,776
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.51%[4]	1.50%	1.48%	1.48%	1.45%	1.39%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.53%[4]	1.55%	1.55%	1.59%	1.56%	1.57%
Net investment income to average net assets	2.66%[4]	2.68%	2.61%	2.51%	2.96%	3.50%
Portfolio turnover	21%	27%	35%	46%	42%	20%

1  Calculated using the average month-end shares outstanding for the period.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

See accompanying notes to financial statements

	Class Y
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005	2004	2003	2002
Net asset value, beginning of period	$12.28	$12.49	$12.56	$12.56	$12.70	$12.52
Net investment income	0.21 [1]	0.43 [1]	0.42 [1]	0.41	0.48	0.54
Net realized and unrealized gains (losses) from investment activities	0.02	(0.22)	(0.07)	0.00 [2]	(0.14)	0.18
Net increase from operations	0.23	0.21	0.35	0.41	0.34	0.72
Dividends from net investment income	(0.21)	(0.42)	(0.42)	(0.41)	(0.48)	(0.54)
Net asset value, end of period	$12.30	$12.28	$12.49	$12.56	$12.56	$12.70
Total investment return[3]	1.90%	1.75%	2.83%	3.29%	2.65%	5.87%
Ratios/supplemental data:
Net assets, end of period (000's)	$139	$176	$186	$200	$194	$316
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.76%[4]	0.75%	0.74%	0.74%	0.69%	0.63%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.83%[4]	0.84%	0.85%	0.90%	0.85%	0.84%
Net investment income to average net assets	3.40%[4]	3.44%	3.35%	3.26%	3.73%	4.25%
Portfolio turnover	21%	27%	35%	46%	42%	20%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Municipal Fixed Income Investments (concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005	2004	2003	2002
Net asset value, beginning of period	$12.27	$12.49	$12.56	$12.56	$12.70	$12.52
Net investment income	0.21 [1]	0.42 [1]	0.42 [1]	0.41	0.47	0.54
Net realized and unrealized gains (losses) from investment activities	0.03	(0.22)	(0.07)	0.00 [2]	(0.14)	0.18
Net increase from operations	0.24	0.20	0.35	0.41	0.33	0.72
Dividends from net investment income	(0.21)	(0.42)	(0.42)	(0.41)	(0.47)	(0.54)
Net asset value, end of period	$12.30	$12.27	$12.49	$12.56	$12.56	$12.70
Total investment return[3]	1.98%	1.66%	2.81%	3.29%	2.64%	5.86%
Ratios/supplemental data:
Net assets, end of period (000's)	$158,320	$140,320	$111,908	$94,445	$69,938	$61,739
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.76%[4]	0.76%	0.76%	0.76%	0.72%	0.64%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.80%[4]	0.84%	0.82%	0.88%	0.84%	0.85%
Net investment income to average net assets	3.41%[4]	3.43%	3.33%	3.24%	3.69%	4.24%
Portfolio turnover	21%	27%	35%	46%	42%	20%

1  Calculated using the average month-end shares outstanding for the period.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Global Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005	2004	2003	2002[1]
Net asset value, beginning of period	$11.20	$11.76	$11.74	$11.78	$10.91	$10.27
Net investment income	0.12 [2]	0.25 [2]	0.24 [2]	0.22 [2]	0.27 [2]	0.35 [2]
Net realized and unrealized gains (losses) from investment activities	(0.07)	(0.06)	0.52	0.70	0.92	0.67
Net increase from operations	0.05	0.19	0.76	0.92	1.19	1.02
Dividends from net investment income	(0.15)	(0.57)	(0.72)	(0.96)	(0.32)	—
Distributions from net realized gains from investment activities	—	(0.18)	(0.02)	—	—	—
Distributions from paid in capital	—	—	—	—	—	(0.38)
Total dividends and distributions	(0.15)	(0.75)	(0.74)	(0.96)	(0.32)	(0.38)
Net asset value, end of period	$11.10	$11.20	$11.76	$11.74	$11.78	$10.91
Total investment return[3]	0.40%	1.86%	6.33%	7.76%	11.01%	10.20%
Ratios/supplemental data:
Net assets, end of period (000's)	$116,782	$124,045	$144,325	$159,669	$176,124	$177,870
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.37%[4]	1.37%	1.37%[5]	1.36%	1.33%	1.24%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.37%[4]	1.40%	1.41%[5]	1.45%	1.45%	1.42%
Net investment income to average net assets	2.07%[4]	2.25%	1.98%	1.83%	2.32%	3.40%
Portfolio turnover	44%	175%	260%	244%	274%	328%

1  As required, effective August 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended July 31, 2002 was to decrease net investment income per share by $0.03 on all share classes, increase net realized and unrealized gains from investment activities per share by $0.03 on all share classes, and decrease the ratio of net investment income to average net assets, net of fee waivers and expense reimbursements from 3.67% to 3.40% for Class A and from 2.91% to 2.65% for Class B.

2  Calculated using the average month-end shares outstanding for the period.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  Includes 0.01% of interest expense related to reverse repurchase agreement activity during the year ended July 31, 2005.

See accompanying notes to financial statements

	Class B
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005	2004	2003	2002[1]
Net asset value, beginning of period	$11.22	$11.78	$11.76	$11.80	$10.93	$10.28
Net investment income	0.07 [2]	0.17 [2]	0.15 [2]	0.13 [2]	0.18 [2]	0.27 [2]
Net realized and unrealized gains (losses) from investment activities	(0.07)	(0.06)	0.52	0.70	0.92	0.68
Net increase from operations	—	0.11	0.67	0.83	1.10	0.95
Dividends from net investment income	(0.10)	(0.49)	(0.63)	(0.87)	(0.23)	—
Distributions from net realized gains from investment activities	—	(0.18)	(0.02)	—	—	—
Distributions from paid in capital	—	—	—	—	—	(0.30)
Total dividends and distributions	(0.10)	(0.67)	(0.65)	(0.87)	(0.23)	(0.30)
Net asset value, end of period	$11.12	$11.22	$11.78	$11.76	$11.80	$10.93
Total investment return[3]	0.01%	1.08%	5.52%	6.94%	10.16%	9.44%
Ratios/supplemental data:
Net assets, end of period (000's)	$741	$878	$1,450	$1,907	$2,233	$1,863
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	2.13%[4]	2.12%	2.12%[5]	2.11%	2.09%	2.01%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.14%[4]	2.16%	2.17%[5]	2.21%	2.21%	2.29%
Net investment income to average net assets	1.31%[4]	1.50%	1.22%	1.08%	1.56%	2.65%
Portfolio turnover	44%	175%	260%	244%	274%	328%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Global Fixed Income Investments (continued)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class C
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005	2004	2003	2002[1]
Net asset value, beginning of period	$11.20	$11.76	$11.74	$11.78	$10.91	$10.27
Net investment income	0.09 [2]	0.20 [2]	0.18 [2]	0.16 [2]	0.21 [2]	0.30 [2]
Net realized and unrealized gains (losses) from investment activities	(0.07)	(0.06)	0.53	0.70	0.92	0.67
Net increase from operations	0.02	0.14	0.71	0.86	1.13	0.97
Dividends from net investment income	(0.12)	(0.52)	(0.67)	(0.90)	(0.26)	—
Distributions from net realized gains from investment activities	—	(0.18)	(0.02)	—	—	—
Distributions from paid in capital	—	—	—	—	—	(0.33)
Total dividends and distributions	(0.12)	(0.70)	(0.69)	(0.90)	(0.26)	(0.33)
Net asset value, end of period	$11.10	$11.20	$11.76	$11.74	$11.78	$10.91
Total investment return[3]	0.16%	1.35%	5.82%	7.24%	10.43%	9.63%
Ratios/supplemental data:
Net assets, end of period (000's)	$7,061	$7,499	$8,736	$8,754	$9,633	$13,025
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.85%[4]	1.87%	1.86%[5]	1.85%	1.83%	1.76%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.85%[4]	1.89%	1.92%[5]	1.93%	1.97%	1.90%
Net investment income to average net assets	1.58%[4]	1.75%	1.50%	1.34%	1.84%	2.89%
Portfolio turnover	44%	175%	260%	244%	274%	328%

1  As required, effective August 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended July 31, 2002 was to decrease net investment income per share by $0.03 on all share classes, increase net realized and unrealized gains from investment activities per share by $0.03 on all share classes, and decrease the ratio of net investment income to average net assets, net of fee waivers and expense reimbursements from 3.15% to 2.89% for Class C and from 3.88% to 3.62% for Class Y.

2  Calculated using the average month-end shares outstanding for the period.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  Includes 0.01% of interest expense related to reverse repurchase agreement activity during the year ended July 31, 2005.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class Y
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005	2004	2003	2002[1]
Net asset value, beginning of period	$11.19	$11.75	$11.73	$11.78	$10.91	$10.27
Net investment income	0.14 [2]	0.29 [2]	0.28 [2]	0.26 [2]	0.30 [2]	0.36 [2]
Net realized and unrealized gains (losses) from investment activities	(0.08)	(0.06)	0.52	0.69	0.92	0.69
Net increase from operations	0.06	0.23	0.80	0.95	1.22	1.05
Dividends from net investment income	(0.17)	(0.61)	(0.76)	(1.00)	(0.35)	—
Distributions from net realized gains from investment activities	—	(0.18)	(0.02)	—	—	—
Distributions from paid in capital	—	—	—	—	—	(0.41)
Total dividends and distributions	(0.17)	(0.79)	(0.78)	(1.00)	(0.35)	(0.41)
Net asset value, end of period	$11.08	$11.19	$11.75	$11.73	$11.78	$10.91
Total investment return[3]	0.51%	2.21%	6.67%	8.01%	11.34%	10.49%
Ratios/supplemental data:
Net assets, end of period (000's)	$6,672	$7,077	$9,285	$9,673	$12,429	$10,360
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.04%[4,6]	1.05%[6]	1.06%[5,6]	1.05%	1.04%	0.99%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.04%[4]	1.05%	1.06%[5]	1.08%	1.09%	1.08%
Net investment income to average net assets	2.40%[4,6]	2.57%[6]	2.30%[6]	2.14%	2.61%	3.62%
Portfolio turnover	44%	175%	260%	244%	274%	328%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Global Fixed Income Investments (concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005	2004	2003	2002[1]
Net asset value, beginning of period	$11.20	$11.76	$11.74	$11.78	$10.91	$10.27
Net investment income	0.13 [2]	0.28 [2]	0.27 [2]	0.25 [2]	0.30 [2]	0.38 [2]
Net realized and unrealized gains (losses) from investment activities	(0.07)	(0.06)	0.52	0.70	0.92	0.67
Net increase from operations	0.06	0.22	0.79	0.95	1.22	1.05
Dividends from net investment income	(0.16)	(0.60)	(0.75)	(0.99)	(0.35)	—
Distributions from net realized gains from investment activities	—	(0.18)	(0.02)	—	—	—
Distributions from paid in capital	—	—	—	—	—	(0.41)
Total dividends and distributions	(0.16)	(0.78)	(0.77)	(0.99)	(0.35)	(0.41)
Net asset value, end of period	$11.10	$11.20	$11.76	$11.74	$11.78	$10.91
Total investment return[3]	0.44%	2.11%	6.58%	8.02%	11.31%	10.52%
Ratios/supplemental data:
Net assets, end of period (000's)	$376,740	$349,676	$274,572	$203,450	$139,300	$114,790
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.13%[4]	1.13%	1.14%[5]	1.13%	1.07%	0.95%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.21%[4]	1.27%	1.29%[5]	1.32%	1.30%	1.27%
Net investment income to average net assets	2.31%[4]	2.49%	2.25%	2.07%	2.57%	3.68%
Portfolio turnover	44%	175%	260%	244%	274%	328%

1  As required, effective August 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended July 31, 2002 was to decrease net investment income per share by $0.03 on all share classes, increase net realized and unrealized gains from investment activities per share by $0.03 on all share classes, and decrease the ratio of net investment income to average net assets, net of fee waivers and expense reimbursements from 3.95% to 3.68% for Class P.

2  Calculated using the average month-end shares outstanding for the period.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  Includes 0.01% of interest expense related to reverse repurchase agreement activity during the year ended July 31, 2005.

See accompanying notes to financial statements

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE High Yield Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A		Class Y	Class P
	For the six months ended January 31, 2007 (unaudited)	For the period ended July 31, 2006[1]	For the period ended July 24, 2006[2,3]	For the six months ended January 31, 2007 (unaudited)	For the period ended July 31, 2006[4]
Net asset value, beginning of period	$9.81	$9.95	$10.00	$9.81	$9.95
Net investment income	0.30 [5]	0.11 [5]	0.17 [5]	0.31 [5]	0.14 [5]
Net realized and unrealized gains (losses) from investment activities	0.28	(0.10)	(0.22)	0.28	(0.09)
Net increase (decrease) from operations	0.58	0.01	(0.05)	0.59	0.05
Dividends from net investment income	(0.29)	(0.15)	(0.14)	(0.29)	(0.19)
Net asset value, end of period	$10.10	$9.81	$9.81	$10.11	$9.81
Total investment return[6]	5.94%	0.15%	(0.45)%	6.12%	0.56%
Ratios/supplemental data:
Net assets, end of period (000's)	$707	$345	$—	$43,862	$11,103
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.35%[7]	1.35%[7]	1.10%[7]	1.10%[7]	1.10%[7]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.11%[7]	7.56%[7]	2.32%[7]	1.89%[7]	8.16%[7]
Net investment income to average net assets	5.95%[7]	6.04%[7]	5.94%[7]	6.22%[7]	6.34%[7]
Portfolio turnover	7%	39%	39%	7%	39%

1  For the period May 1, 2006 (commencement of issuance) through July 31, 2006.

2  For the period April 3, 2006 (commencement of issuance) through July 24, 2006.

3  At July 25, 2006 there were no shares outstanding.

4  For the period April 10, 2006 (commencement of issuance) through July 31, 2006.

5  Calculated using the average month-end shares outstanding for the period.

6  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

7  Annualized.

See accompanying notes to financial statements

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Large Co Value Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005	2004	2003	2002
Net asset value, beginning of period	$22.35	$20.64	$17.56	$15.39	$14.83	$17.52
Net investment income (loss)	0.12 [1]	0.22 [1]	0.22 [1]	0.18	0.15	0.12
Net realized and unrealized gains (losses) from investment activities	2.39	2.16	3.06	2.13	0.55	(2.71)
Net increase (decrease) from operations	2.51	2.38	3.28	2.31	0.70	(2.59)
Dividends from net investment income	(0.23)	(0.20)	(0.20)	(0.14)	(0.14)	(0.10)
Distributions from net realized gains from investment activities	(2.74)	(0.47)	—	—	—	—
Total dividends and distributions	(2.97)	(0.67)	(0.20)	(0.14)	(0.14)	(0.10)
Net asset value, end of period	$21.89	$22.35	$20.64	$17.56	$15.39	$14.83
Total investment return[2]	11.35%	11.77%	18.78%	15.06%	4.82%	(14.85)%
Ratios/supplemental data:
Net assets, end of period (000's)	$303,143	$292,632	$306,916	$305,359	$296,936	$325,252
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.09%[3]	1.14%[4]	1.15%[4]	1.21%	1.21%	1.14%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.22%[3]	1.27%	1.27%	1.31%	1.33%	1.28%
Net investment income (loss) to average net assets	1.06%[3]	1.03%[4]	1.16%[4]	0.98%	1.01%	0.71%
Portfolio turnover	46%	95%	74%	73%	72%	79%

1  Calculated using the average month-end shares outstanding for the period.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class B
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005	2004	2003	2002
Net asset value, beginning of period	$22.34	$20.62	$17.50	$15.34	$14.75	$17.46
Net investment income (loss)	0.02 [1]	0.03 [1]	0.07 [1]	0.02	0.02	(0.02)
Net realized and unrealized gains (losses) from investment activities	2.39	2.16	3.05	2.14	0.57	(2.69)
Net increase (decrease) from operations	2.41	2.19	3.12	2.16	0.59	(2.71)
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized gains from investment activities	(2.74)	(0.47)	—	—	—	—
Total dividends and distributions	(2.74)	(0.47)	—	—	—	—
Net asset value, end of period	$22.01	$22.34	$20.62	$17.50	$15.34	$14.75
Total investment return[2]	10.88%	10.77%	17.83%	14.08%	4.00%	(15.52)%
Ratios/supplemental data:
Net assets, end of period (000's)	$4,041	$5,289	$8,554	$23,273	$58,523	$77,722
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.00%[3]	2.00%	2.02%[4]	2.04%[4]	2.01%	1.92%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.14%[3]	2.13%	2.13%	2.14%	2.13%	2.06%
Net investment income (loss) to average net assets	0.18%[3]	0.16%	0.36%[4]	0.16%[4]	0.21%	(0.07)%
Portfolio turnover	46%	95%	74%	73%	72%	79%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Large Co Value Equity Investments (continued)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class C
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005	2004	2003	2002
Net asset value, beginning of period	$22.29	$20.58	$17.50	$15.34	$14.75	$17.46
Net investment income (loss)	0.03 [1]	0.05 [1]	0.07 [1]	0.03	0.03	(0.02)
Net realized and unrealized gains (losses) from investment activities	2.39	2.15	3.05	2.14	0.57	(2.69)
Net increase (decrease) from operations	2.42	2.20	3.12	2.17	0.60	(2.71)
Dividends from net investment income	(0.04)	(0.02)	(0.04)	(0.01)	(0.01)	—
Distributions from net realized gains from investment activities	(2.74)	(0.47)	—	—	—	—
Total dividends and distributions	(2.78)	(0.49)	(0.04)	(0.01)	(0.01)	—
Net asset value, end of period	$21.93	$22.29	$20.58	$17.50	$15.34	$14.75
Total investment return[2]	10.94%	10.86%	17.87%	14.14%	4.04%	(15.52)%
Ratios/supplemental data:
Net assets, end of period (000's)	$36,514	$36,374	$40,113	$41,701	$46,437	$52,912
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.88%[3]	1.93%[4]	1.94%[4]	2.00%[4]	2.00%	1.92%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.01%[3]	2.06%	2.06%	2.10%	2.12%	2.06%
Net investment income (loss) to average net assets	0.27%[3]	0.24%[4]	0.38%[4]	0.19%[4]	0.22%	(0.07)%
Portfolio turnover	46%	95%	74%	73%	72%	79%

1  Calculated using the average month-end shares outstanding for the period.
2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
3  Annualized.
4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class Y
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005	2004	2003	2002
Net asset value, beginning of period	$22.45	$20.70	$17.60	$15.41	$14.85	$17.54
Net investment income (loss)	0.16 [1]	0.30 [1]	0.28 [1]	0.24	0.20	0.16
Net realized and unrealized gains (losses) from investment activities	2.41	2.17	3.07	2.14	0.55	(2.71)
Net increase (decrease) from operations	2.57	2.47	3.35	2.38	0.75	(2.55)
Dividends from net investment income	(0.32)	(0.25)	(0.25)	(0.19)	(0.19)	(0.14)
Distributions from net realized gains from investment activities	(2.74)	(0.47)	—	—	—	—
Total dividends and distributions	(3.06)	(0.72)	(0.25)	(0.19)	(0.19)	(0.14)
Net asset value, end of period	$21.96	$22.45	$20.70	$17.60	$15.41	$14.85
Total investment return[2]	11.56%	12.20%	19.17%	15.49%	5.19%	(14.63)%
Ratios/supplemental data:
Net assets, end of period (000's)	$45,271	$43,234	$42,046	$37,336	$36,448	$41,046
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.75%[3]	0.77%	0.83%[4]	0.85%[4]	0.87%	0.84%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.88%[3]	0.90%	0.95%	0.95%	0.97%	0.93%
Net investment income (loss) to average net assets	1.40%[3]	1.40%	1.48%[4]	1.33%[4]	1.35%	0.99%
Portfolio turnover	46%	95%	74%	73%	72%	79%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Large Co Value Equity Investments (concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005	2004	2003	2002
Net asset value, beginning of period	$22.38	$20.66	$17.58	$15.40	$14.84	$17.54
Net investment income	0.15 [1]	0.28 [1]	0.26 [1]	0.19	0.17	0.15
Net realized and unrealized gains (losses) from investment activities	2.40	2.16	3.07	2.18	0.57	(2.71)
Net increase (decrease) from operations	2.55	2.44	3.33	2.37	0.74	(2.56)
Dividends from net investment income	(0.30)	(0.25)	(0.25)	(0.19)	(0.18)	(0.14)
Distributions from net realized gains from investment activities	(2.74)	(0.47)	—	—	—	—
Total dividends and distributions	(3.04)	(0.72)	(0.25)	(0.19)	(0.18)	(0.14)
Net asset value, end of period	$21.89	$22.38	$20.66	$17.58	$15.40	$14.84
Total investment return[2]	11.51%	12.07%	19.03%	15.40%	5.09%	(14.68)%
Ratios/supplemental data:
Net assets, end of period (000's)	$1,217,752	$1,078,221	$837,901	$598,934	$400,188	$338,732
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.83%[3]	0.86%	0.91%[4]	0.96%	0.97%	0.89%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.96%[3]	0.99%	1.03%	1.06%	1.07%	1.03%
Net investment income to average net assets	1.31%[3]	1.30%	1.38%[4]	1.21%	1.24%	0.96%
Portfolio turnover	46%	95%	74%	73%	72%	79%

1  Calculated using the average month-end shares outstanding for the period.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Large Co Growth Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005	2004	2003[1]	2002
Net asset value, beginning of period	$15.75	$15.83	$13.50	$12.78	$11.49	$16.86
Net investment income (loss)	0.00 [2,3]	(0.03)[3]	(0.02)[3]	(0.07)[3]	(0.05)[3]	(0.08)[3]
Net realized and unrealized gains (losses) from investment activities	2.44	(0.05)	2.35	0.79	1.34	(5.29)
Net increase (decrease) from operations	2.44	(0.08)	2.33	0.72	1.29	(5.37)
Net asset value, end of period	$18.19	$15.75	$15.83	$13.50	$12.78	$11.49
Total investment return[4]	15.49%	(0.51)%	17.26%	5.63%	11.23%	(31.85)%
Ratios/supplemental data:
Net assets, end of period (000's)	$86,520	$82,201	$95,264	$98,710	$109,326	$115,625
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.21%[5]	1.23%	1.28%[6]	1.30%[6]	1.25%	1.14%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.25%[5]	1.28%	1.32%	1.36%	1.40%	1.31%
Net investment income (loss) to average net assets	0.02%[5]	(0.18)%	(0.11)%[6]	(0.48)%[6]	(0.46)%	(0.52)%
Portfolio turnover	23%	64%	79%	82%	107%	57%

1  A portion of the investment advisory function for this Portfolio was transferred from Alliance Capital Management L.P. to GE Asset Management, Inc. and Marsico Capital Management, LLC on September 16, 2002. SSgA Funds Management, Inc. continues to provide a portion of the investment advisory function.

2  Amount represents less than $0.005 per share.

3  Calculated using the average month-end shares outstanding for the period.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  Annualized.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class B
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005	2004	2003[1]	2002
Net asset value, beginning of period	$15.05	$15.25	$13.12	$12.53	$11.36	$16.80
Net investment income (loss)	(0.06)[3]	(0.16)[3]	(0.13)[3]	(0.18)[3]	(0.15)[3]	(0.19)[3]
Net realized and unrealized gains (losses) from investment activities	2.31	(0.04)	2.26	0.77	1.32	(5.25)
Net increase (decrease) from operations	2.25	(0.20)	2.13	0.59	1.17	(5.44)
Net asset value, end of period	$17.30	$15.05	$15.25	$13.12	$12.53	$11.36
Total investment return[4]	14.95%	(1.31)%	16.24%	4.71%	10.30%	(32.38)%
Ratios/supplemental data:
Net assets, end of period (000's)	$960	$1,450	$3,185	$6,038	$10,503	$12,853
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.05%[5]	2.10%	2.16%	2.16%	2.09%	1.94%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.17%[5]	2.27%	2.27%	2.27%	2.31%	2.20%
Net investment income (loss) to average net assets	(0.81)%[5]	(1.09)%	(0.98)%	(1.35)%	(1.29)%	(1.32)%
Portfolio turnover	23%	64%	79%	82%	107%	57%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Large Co Growth Equity Investments (continued)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class C
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005	2004	2003[1]	2002
Net asset value, beginning of period	$15.08	$15.27	$13.14	$12.54	$11.36	$16.81
Net investment income (loss)	(0.07)[2]	(0.16)[2]	(0.13)[2]	(0.17)[2]	(0.14)[2]	(0.19)[2]
Net realized and unrealized gains (losses) from investment activities	2.33	(0.03)	2.26	0.77	1.32	(5.26)
Net increase (decrease) from operations	2.26	(0.19)	2.13	0.60	1.18	(5.45)
Dividends from net investment income	—	—	—	—	—	—
Net asset value, end of period	$17.34	$15.08	$15.27	$13.14	$12.54	$11.36
Total investment return[3]	14.99%	(1.24)%	16.21%	4.78%	10.39%	(32.42)%
Ratios/supplemental data:
Net assets, end of period (000's)	$7,790	$7,586	$9,944	$11,152	$12,598	$13,845
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.05%[4]	2.07%[5]	2.11%[5]	2.11%	2.05%	1.92%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.10%[4]	2.12%	2.15%	2.19%	2.24%	2.15%
Net investment income (loss) to average net assets	(0.82)%[4]	(1.03)%[5]	(0.94)%[5]	(1.29)%	(1.26)%	(1.29)%
Portfolio turnover	23%	64%	79%	82%	107%	57%

1  A portion of the investment advisory function for this Portfolio was transferred from Alliance Capital Management L.P. to GE Asset Management, Inc. and Marsico Capital Management, LLC on September 16, 2002. SSgA Funds Management, Inc. continues to provide a portion of the investment advisory function.

2  Calculated using the average month-end shares outstanding for the period.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class Y
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005	2004	2003[1]	2002
Net asset value, beginning of period	$16.05	$16.09	$13.67	$12.88	$11.54	$16.88
Net investment income (loss)	0.04 [2]	0.03 [2]	0.04 [2]	(0.01)[2]	(0.01)[2]	(0.03)[2]
Net realized and unrealized gains (losses) from investment activities	2.48	(0.04)	2.38	0.80	1.35	(5.31)
Net increase (decrease) from operations	2.52	(0.01)	2.42	0.79	1.34	(5.34)
Dividends from net investment income	(0.05)	(0.03)	—	—	—	—
Net asset value, end of period	$18.52	$16.05	$16.09	$13.67	$12.88	$11.54
Total investment return[3]	15.72%	(0.10)%	17.70%	6.13%	11.61%	(31.64)%
Ratios/supplemental data:
Net assets, end of period (000's)	$25,321	$22,668	$25,014	$22,647	$23,829	$20,990
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.82%[4]	0.85%[5]	0.85%	0.89%	0.90%	0.85%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.87%[4]	0.89%	0.90%	0.93%	0.98%	0.95%
Net investment income (loss) to average net assets	0.40%[4]	0.20%[5]	0.30%	(0.07)%	(0.11)%	(0.23)%
Portfolio turnover	23%	64%	79%	82%	107%	57%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Large Co Growth Equity Investments (concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005	2004	2003[1]	2002
Net asset value, beginning of period	$15.97	$16.02	$13.62	$12.85	$11.53	$16.88
Net investment income (loss)	0.03 [2]	0.02 [2]	0.03 [2]	(0.02)[2]	(0.03)[2]	(0.04)[2]
Net realized and unrealized gains (losses) from investment activities	2.47	(0.05)	2.37	0.79	1.35	(5.31)
Net increase (decrease) from operations	2.50	(0.03)	2.40	0.77	1.32	(5.35)
Dividends from net investment income	(0.04)	(0.02)	—	—	—	—
Net asset value, end of period	$18.43	$15.97	$16.02	$13.62	$12.85	$11.53
Total investment return[3]	15.64%	(0.20)%	17.62%	5.99%	11.45%	(31.69)%
Ratios/supplemental data:
Net assets, end of period (000's)	$1,138,607	$945,358	$780,687	$546,373	$389,805	$299,959
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.92%[4]	0.95%[5]	0.97%[5]	1.00%	1.01%	0.91%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.96%[4]	1.00%	1.01%	1.05%	1.10%	1.05%
Net investment income (loss) to average net assets	0.30%[4]	0.12%[5]	0.18%[5]	(0.18)%	(0.22)%	(0.28)%
Portfolio turnover	23%	64%	79%	82%	107%	57%

1  A portion of the investment advisory function for this Portfolio was transferred from Alliance Capital Management L.P. to GE Asset Management, Inc. and Marsico Capital Management, LLC on September 16, 2002. SSgA Funds Management, Inc. continues to provide a portion of the investment advisory function.

2  Calculated using the average month-end shares outstanding for the period.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Small/Medium Co Value Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006[1]	2005	2004	2003	2002
Net asset value, beginning of period	$17.07	$21.80	$19.63	$16.49	$16.10	$17.00
Net investment income (loss)	0.01 [2]	(0.03)[2]	(0.05)[2]	(0.07)[2]	(0.04)[2]	(0.05)
Net realized and unrealized gains (losses) from investment activities	2.59	(0.82)	4.27	3.21	1.57	(0.79)
Net increase (decrease) from operations	2.60	(0.85)	4.22	3.14	1.53	(0.84)
Dividends from net investment income	—	—	—	—	—	(0.04)
Distributions from net realized gains from investment activities	(0.76)	(3.88)	(2.05)	—	(1.14)	(0.02)
Total dividends and distributions	(0.76)	(3.88)	(2.05)	—	(1.14)	(0.06)
Net asset value, end of period	$18.91	$17.07	$21.80	$19.63	$16.49	$16.10
Total investment return[3]	15.38%	(4.10)%	22.35%	19.04%	10.88%	(4.95)%
Ratios/supplemental data:
Net assets, end of period (000's)	$49,036	$45,583	$55,299	$50,786	$44,758	$44,464
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.28%[4]	1.30%	1.33%[5]	1.36%[5]	1.36%	1.30%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.28%[4]	1.30%	1.33%	1.36%	1.40%	1.32%
Net investment income (loss) to average net assets	0.10%[4]	(0.16)%	(0.27)%[5]	(0.38)%[5]	(0.27)%	(0.19)%
Portfolio turnover	27%	81%	55%	36%	32%	44%

1  A portion of the investment advisory function for this Portfolio was transferred from ICM Asset Management, Inc. to Metropolitan West Capital Management, LLC and Opus Capital Management, Inc. on October 1, 2005. Ariel Capital Management LLC continues to provide a portion of the investment advisory function.

2  Calculated using the average month-end shares outstanding for the period.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

6  During the period ended January 31, 2007, UBS Global Asset Management (Americas) Inc. reimbursed a portion of its ordinary operating expenses. The ratios net and before fee waivers and/or expense reimbursements are the same since the reimbursement represents less than 0.01%.

See accompanying notes to financial statements

	Class B
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006[1]	2005	2004	2003	2002
Net asset value, beginning of period	$16.15	$21.00	$19.12	$16.19	$15.95	$16.94
Net investment income (loss)	(0.07)[2]	(0.18)[2]	(0.21)[2]	(0.21)[2]	(0.16)[2]	(0.16)
Net realized and unrealized gains (losses) from investment activities	2.45	(0.79)	4.14	3.14	1.54	(0.81)
Net increase (decrease) from operations	2.38	(0.97)	3.93	2.93	1.38	(0.97)
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized gains from investment activities	(0.76)	(3.88)	(2.05)	—	(1.14)	(0.02)
Total dividends and distributions	(0.76)	(3.88)	(2.05)	—	(1.14)	(0.02)
Net asset value, end of period	$17.77	$16.15	$21.00	$19.12	$16.19	$15.95
Total investment return[3]	14.89%	(4.93)%	21.38%	18.10%	10.00%	(5.72)%
Ratios/supplemental data:
Net assets, end of period (000's)	$1,462	$1,859	$4,373	$6,683	$10,877	$12,953
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.16%[4,6]	2.14%[5]	2.14%[5]	2.16%[5]	2.17%	2.09%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.16%[4,6]	2.14%	2.14%	2.16%	2.20%	2.11%
Net investment income (loss) to average net assets	(0.77)%[4]	(0.97)%[5]	(1.09)%[5]	(1.19)%[5]	(1.08)%	(0.98)%
Portfolio turnover	27%	81%	55%	36%	32%	44%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Small/Medium Co Value Equity Investments (continued)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class C
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006[1]	2005	2004	2003	2002
Net asset value, beginning of period	$16.19	$21.03	$19.13	$16.19	$15.95	$16.94
Net investment income (loss)	(0.06)[2]	(0.17)[2]	(0.20)[2]	(0.21)[2]	(0.15)[2]	(0.17)
Net realized and unrealized gains (losses) from investment activities	2.45	(0.79)	4.15	3.15	1.53	(0.80)
Net increase (decrease) from operations	2.39	(0.96)	3.95	2.94	1.38	(0.97)
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized gains from investment activities	(0.76)	(3.88)	(2.05)	—	(1.14)	(0.02)
Total dividends and distributions	(0.76)	(3.88)	(2.05)	—	(1.14)	(0.02)
Net asset value, end of period	$17.82	$16.19	$21.03	$19.13	$16.19	$15.95
Total investment return[3]	14.92%	(4.86)%	21.48%	18.16%	10.00%	(5.72)%
Ratios/supplemental data:
Net assets, end of period (000's)	$12,497	$11,552	$14,515	$13,548	$12,759	$13,450
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.05%[4]	2.08%	2.08%[5]	2.13%[5]	2.16%	2.09%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.05%[4]	2.08%	2.08%	2.13%	2.19%	2.10%
Net investment income (loss) to average net assets	(0.67)%[4]	(0.93)%	(1.03)%[5]	(1.15)%[5]	(1.07)%	(0.98)%
Portfolio turnover	27%	81%	55%	36%	32%	44%

1  A portion of the investment advisory function for this Portfolio was transferred from ICM Asset Management, Inc. to Metropolitan West Capital Management, LLC and Opus Capital Management, Inc. on October 1, 2005. Ariel Capital Management LLC continues to provide a portion of the investment advisory function.

2  Calculated using the average month-end shares outstanding for the period.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class Y
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006[1]	2005	2004	2003	2002
Net asset value, beginning of period	$17.39	$22.07	$19.78	$16.56	$16.13	$17.02
Net investment income (loss)	0.04 [2]	0.03 [2]	0.02 [2]	(0.01)[2]	(0.01)[2]	0.01
Net realized and unrealized gains (losses) from investment activities	2.64	(0.83)	4.32	3.23	1.58	(0.81)
Net increase (decrease) from operations	2.68	(0.80)	4.34	3.22	1.57	(0.80)
Dividends from net investment income	—	—	—	—	—	(0.07)
Distributions from net realized gains from investment activities	(0.76)	(3.88)	(2.05)	—	(1.14)	(0.02)
Total dividends and distributions	(0.76)	(3.88)	(2.05)	—	(1.14)	(0.09)
Net asset value, end of period	$19.31	$17.39	$22.07	$19.78	$16.56	$16.13
Total investment return[3]	15.56%	(3.78)%	22.82%	19.44%	11.12%	(4.73)%
Ratios/supplemental data:
Net assets, end of period (000's)	$4,611	$4,311	$4,994	$3,754	$1,813	$1,481
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.95%[4]	0.97%	0.98%[5]	1.04%[5]	1.14%	1.06%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.95%[4]	0.97%	0.98%	1.04%	1.16%	1.08%
Net investment income (loss) to average net assets	0.43%[4]	0.17%	0.08%[5]	(0.05)%[5]	(0.05)%	0.07%
Portfolio turnover	27%	81%	55%	36%	32%	44%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Small/Medium Co Value Equity Investments (concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006[1]	2005	2004	2003	2002
Net asset value, beginning of period	$17.31	$22.02	$19.78	$16.58	$16.14	$17.02
Net investment income (loss)	0.02 [2]	(0.00)[2,3]	(0.02)[2]	(0.03)[2]	(0.00)[2,3]	0.02
Net realized and unrealized gains (losses) from investment activities	2.62	(0.83)	4.31	3.23	1.58	(0.81)
Net increase (decrease) from operations	2.64	(0.83)	4.29	3.20	1.58	(0.79)
Dividends from net investment income	—	—	—	—	—	(0.07)
Distributions from net realized gains from investment activities	(0.76)	(3.88)	(2.05)	—	(1.14)	(0.02)
Total dividends and distributions	(0.76)	(3.88)	(2.05)	—	(1.14)	(0.09)
Net asset value, end of period	$19.19	$17.31	$22.02	$19.78	$16.58	$16.14
Total investment return[4]	15.40%	(3.95)%	22.55%	19.30%	11.18%	(4.67)%
Ratios/supplemental data:
Net assets, end of period (000's)	$454,318	$387,514	$366,083	$277,254	$204,028	$179,315
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.15%[5,6]	1.16%	1.16%	1.16%	1.11%	0.99%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.15%[5]	1.18%	1.17%	1.20%	1.25%	1.10%
Net investment income (loss) to average net assets	0.22%[5,6]	(0.03)%	(0.10)%	(0.17)%	(0.01)%	0.12%
Portfolio turnover	27%	81%	55%	36%	32%	44%

1  A portion of the investment advisory function for this Portfolio was transferred from ICM Asset Management, Inc. to Metropolitan West Capital Management, LLC and Opus Capital Management, Inc. on October 1, 2005. Ariel Capital Management LLC continues to provide a portion of the investment advisory function.

2  Calculated using the average month-end shares outstanding for the period.

3  Amount represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  Annualized.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Small/Medium Co Growth Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006[1]	2005	2004	2003	2002
Net asset value, beginning of period	$14.45	$17.52	$14.08	$13.08	$10.84	$13.65
Net investment loss	(0.05)[2]	(0.12)[2]	(0.14)[2]	(0.13)[2]	(0.10)[2]	(0.11)[2]
Net realized and unrealized gains (losses) from investment activities	1.92	(0.58)	3.64	1.13	2.34	(2.70)
Net increase (decrease) from operations	1.87	(0.70)	3.50	1.00	2.24	(2.81)
Distributions from net realized gains from investment activities	(0.43)	(2.37)	(0.06)	—	—	—
Net asset value, end of period	$15.89	$14.45	$17.52	$14.08	$13.08	$10.84
Total investment return[3]	12.98%	(4.22)%	24.91%	7.65%	20.66%	(20.59)%
Ratios/supplemental data:
Net assets, end of period (000's)	$49,690	$48,824	$60,328	$60,239	$63,435	$61,535
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.31%[4]	1.32%	1.33%[5]	1.37%[5]	1.38%	1.30%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.31%[4]	1.32%	1.33%	1.37%	1.41%	1.34%
Net investment loss to average net assets	(0.71)%[4]	(0.78)%	(0.92)%[5]	(0.88)%[5]	(0.87)%	(0.88)%
Portfolio turnover	31%	134%	60%	85%	50%	48%

1  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to ForstmannLeff Associates, LLC and Riverbridge Partners, LLC on October 1, 2005.

2  Calculated using the average month-end shares outstanding for the period.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class B
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006[1]	2005	2004	2003	2002
Net asset value, beginning of period	$13.68	$16.86	$13.68	$12.82	$10.71	$13.60
Net investment loss	(0.11)[2]	(0.24)[2]	(0.28)[2]	(0.24)[2]	(0.19)[2]	(0.20)[2]
Net realized and unrealized gains (losses) from investment activities	1.82	(0.57)	3.52	1.10	2.30	(2.69)
Net increase (decrease) from operations	1.71	(0.81)	3.24	0.86	2.11	(2.89)
Distributions from net realized gains from investment activities	(0.43)	(2.37)	(0.06)	—	—	—
Net asset value, end of period	$14.96	$13.68	$16.86	$13.68	$12.82	$10.71
Total investment return[3]	12.54%	(5.13)%	23.73%	6.71%	19.70%	(21.25)%
Ratios/supplemental data:
Net assets, end of period (000's)	$525	$696	$1,915	$2,836	$5,334	$6,795
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.13%[4]	2.19%	2.27%	2.23%	2.24%	2.08%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.37%[4]	2.27%	2.28%	2.24%	2.30%	2.22%
Net investment loss to average net assets	(1.53)%[4]	(1.62)%	(1.85)%	(1.74)%	(1.72)%	(1.63)%
Portfolio turnover	31%	134%	60%	85%	50%	48%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Small/Medium Co Growth Equity Investments
(continued)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class C
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006[1]	2005	2004	2003	2002
Net asset value, beginning of period	$13.74	$16.90	$13.70	$12.83	$10.71	$13.60
Net investment loss	(0.11)[2]	(0.24)[2]	(0.26)[2]	(0.24)[2]	(0.18)[2]	(0.21)[2]
Net realized and unrealized gains (losses) from investment activities	1.83	(0.55)	3.52	1.11	2.30	(2.68)
Net increase (decrease) from operations	1.72	(0.79)	3.26	0.87	2.12	(2.89)
Distributions from net realized gains from investment activities	(0.43)	(2.37)	(0.06)	—	—	—
Net asset value, end of period	$15.03	$13.74	$16.90	$13.70	$12.83	$10.71
Total investment return[3]	12.56%	(4.98)%	23.84%	6.78%	19.79%	(21.25)%
Ratios/supplemental data:
Net assets, end of period (000's)	$6,734	$6,709	$8,337	$8,850	$9,459	$9,380
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.10%[4]	2.11%	2.15%[5]	2.16%[5]	2.18%	2.08%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.10%[4]	2.11%	2.15%	2.16%	2.22%	2.14%
Net investment loss to average net assets	(1.50)%[4]	(1.56)%	(1.74)%[5]	(1.68)%[5]	(1.67)%	(1.65)%
Portfolio turnover	31%	134%	60%	85%	50%	48%

1  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to ForstmannLeff Associates, LLC and Riverbridge Partners, LLC on October 1, 2005.

2  Calculated using the average month-end shares outstanding for the period.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class Y
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006[1]	2005	2004	2003	2002
Net asset value, beginning of period	$14.72	$17.74	$14.21	$13.15	$10.87	$13.68
Net investment loss	(0.03)[2]	(0.07)[2]	(0.09)[2]	(0.07)[2]	(0.08)[2]	(0.02)[2]
Net realized and unrealized gains (losses) from investment activities	1.98	(0.58)	3.68	1.13	2.36	(2.79)
Net increase (decrease) from operations	1.95	(0.65)	3.59	1.06	2.28	(2.81)
Distributions from net realized gains from investment activities	(0.43)	(2.37)	(0.06)	—	—	—
Net asset value, end of period	$16.24	$14.72	$17.74	$14.21	$13.15	$10.87
Total investment return[3]	13.29%	(3.86)%	25.32%	8.06%	20.97%	(20.54)%
Ratios/supplemental data:
Net assets, end of period (000's)	$5,048	$4,279	$4,057	$2,980	$1,372	$284
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.92%[4]	0.95%	0.96%	0.97%[5]	1.22%[5]	1.04%[5]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.92%[4]	0.95%	0.96%	0.97%	1.16%	1.00%
Net investment loss to average net assets	(0.33)%[4]	(0.41)%	(0.55)%	(0.50)%[5]	(0.69)%[5]	(0.21)%[5]
Portfolio turnover	31%	134%	60%	85%	50%	48%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Small/Medium Co Growth Equity Investments (concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006[1]	2005	2004	2003	2002
Net asset value, beginning of period	$14.67	$17.72	$14.22	$13.18	$10.88	$13.67
Net investment loss	(0.04)[2]	(0.10)[2]	(0.11)[2]	(0.10)[2]	(0.06)[2]	(0.07)[2]
Net realized and unrealized gains (losses) from investment activities	1.96	(0.58)	3.67	1.14	2.36	(2.72)
Net increase (decrease) from operations	1.92	(0.68)	3.56	1.04	2.30	(2.79)
Distributions from net realized gains from investment activities	(0.43)	(2.37)	(0.06)	—	—	—
Net asset value, end of period	$16.16	$14.67	$17.72	$14.22	$13.18	$10.88
Total investment return[3]	13.13%	(4.05)%	25.08%	7.89%	21.14%	(20.41)%
Ratios/supplemental data:
Net assets, end of period (000's)	$439,219	$380,197	$356,839	$262,516	$216,911	$177,119
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.13%[4]	1.13%	1.13%	1.13%	1.09%	0.98%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.15%[4]	1.18%	1.18%	1.17%	1.22%	1.11%
Net investment loss to average net assets	(0.53)%[4]	(0.59)%	(0.72)%	(0.65)%	(0.57)%	(0.56)%
Portfolio turnover	31%	134%	60%	85%	50%	48%

1  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to ForstmannLeff Associates, LLC and Riverbridge Partners, LLC on October 1, 2005.

2  Calculated using the average month-end shares outstanding for the period.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE International Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005[1]	2004[1]	2003	2002
Net asset value, beginning of period	$19.03	$15.46	$12.96	$10.37	$10.08	$12.58
Net investment income (loss)	0.04 [2]	0.30 [2]	0.21 [2]	0.04 [2]	0.09	0.04
Net realized and unrealized gains (losses) from investment activities	2.76	3.50	2.35	2.60	0.21	(2.43)
Net increase (decrease) from operations	2.80	3.80	2.56	2.64	0.30	(2.39)
Dividends from net investment income	(0.35)	(0.23)	(0.06)	(0.05)	(0.01)	(0.11)
Distributions from net realized gains from investment activities	(1.79)	—	—	—	—	—
Total dividends and distributions	(2.14)	(0.23)	(0.06)	(0.05)	(0.01)	(0.11)
Net asset value, end of period	$19.69	$19.03	$15.46	$12.96	$10.37	$10.08
Total investment return[3]	14.92%	24.77%	19.78%	25.47%	2.95%	(19.09)%
Ratios/supplemental data:
Net assets, end of period (000's)	$125,139	$111,153	$97,046	$92,590	$90,630	$94,785
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.39%[4]	1.47%[5]	1.55%[5]	1.59%[5]	1.58%	1.52%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.39%[4]	1.47%	1.55%	1.59%	1.62%	1.60%
Net investment income (loss) to average net assets	0.36%[4]	1.73%[5]	1.45%[5]	0.33%[5]	0.92%	0.20%
Portfolio turnover	29%	52%	39%	117%	88%	109%

1  A portion of the investment advisory function for this Portfolio was transferred to J.P. Morgan Investment Management, Inc. and Delaware International Advisors Ltd. on April 1, 2004. Delaware International Advisors Ltd. changed its name to Mondrian Investment Partners Ltd. on September 24, 2004. Martin Currie, Inc. continues to provide a portion of the investment advisory function.

2  Calculated using the average month-end shares outstanding for the period.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions. if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class B
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005[1]	2004[1]	2003	2002
Net asset value, beginning of period	$18.60	$15.07	$12.71	$10.23	$10.05	$12.53
Net investment income (loss)	(0.05)[2]	0.12 [2]	0.05 [2]	(0.09)[2]	(0.03)	(0.03)
Net realized and unrealized gains (losses) from investment activities	2.69	3.43	2.31	2.57	0.21	(2.45)
Net increase (decrease) from operations	2.64	3.55	2.36	2.48	0.18	(2.48)
Dividends from net investment income	(0.12)	(0.02)	—	—	—	—
Distributions from net realized gains from investment activities	(1.79)	—	—	—	—	—
Total dividends and distributions	(1.91)	(0.02)	—	—	—	—
Net asset value, end of period	$19.33	$18.60	$15.07	$12.71	$10.23	$10.05
Total investment return[3]	14.33%	23.60%	18.57%	24.24%	1.79%	(19.79)%
Ratios/supplemental data:
Net assets, end of period (000's)	$602	$740	$831	$976	$1,235	$2,023
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.31%[4]	2.45%[5]	2.55%[5]	2.63%	2.58%	2.37%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.31%[4]	2.45%	2.55%	2.64%	2.65%	2.62%
Net investment income (loss) to average net assets	(0.47)%[4]	0.73%[5]	0.39%[5]	(0.73)%	(0.18)%	(0.73)%
Portfolio turnover	29%	52%	39%	117%	88%	109%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE International Equity Investments
(continued)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class C
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005[1]	2004[1]	2003	2002
Net asset value, beginning of period	$18.65	$15.16	$12.76	$10.25	$10.04	$12.53
Net investment income (loss)	(0.04)[2]	0.14 [2]	0.09 [2]	(0.06)[2]	0.00 [3]	(0.05)
Net realized and unrealized gains (losses) from investment activities	2.70	3.44	2.31	2.57	0.21	(2.42)
Net increase (decrease) from operations	2.66	3.58	2.40	2.51	0.21	(2.47)
Dividends from net investment income	(0.18)	(0.09)	—	—	—	(0.02)
Distributions from net realized gains from investment activities	(1.79)	—	—	—	—	—
Total dividends and distributions	(1.97)	(0.09)	—	—	—	(0.02)
Net asset value, end of period	$19.34	$18.65	$15.16	$12.76	$10.25	$10.04
Total investment return[4]	14.44%	23.68%	18.81%	24.49%	2.09%	(19.75)%
Ratios/supplemental data:
Net assets, end of period (000's)	$8,863	$8,168	$8,099	$7,576	$7,598	$8,972
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.21%[5]	2.32%[6]	2.35%[6]	2.44%[6]	2.41%	2.30%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.21%[5]	2.32%	2.35%	2.44%	2.48%	2.42%
Net investment income (loss) to average net assets	(0.45)%[5]	0.84%[6]	0.64%[6]	(0.53)%[6]	0.05%	(0.59)%
Portfolio turnover	29%	52%	39%	117%	88%	109%

1  A portion of the investment advisory function for this Portfolio was transferred to J.P. Morgan Investment Management, Inc. and Delaware International Advisors Ltd. on April 1, 2004. Delaware International Advisors Ltd. changed its name to Mondrian Investment Partners Ltd. on September 24, 2004. Martin Currie, Inc. continues to provide a portion of the investment advisory function.

2  Calculated using the average month-end shares outstanding for the period.

3  Amount represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions. if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  Annualized.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class Y
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005[1]	2004[1]	2003	2002
Net asset value, beginning of period	$19.06	$15.49	$12.98	$10.37	$10.09	$12.59
Net investment income (loss)	0.07 [2]	0.38 [2]	0.28 [2]	0.10 [2]	0.13	0.07
Net realized and unrealized gains (losses) from investment activities	2.77	3.49	2.36	2.60	0.19	(2.43)
Net increase (decrease) from operations	2.84	3.87	2.64	2.70	0.32	(2.36)
Dividends from net investment income	(0.43)	(0.30)	(0.13)	(0.09)	(0.04)	(0.14)
Distributions from net realized gains from investment activities	(1.79)	—	—	—	—	—
Total dividends and distributions	(2.22)	(0.30)	(0.13)	(0.09)	(0.04)	(0.14)
Net asset value, end of period	$19.68	$19.06	$15.49	$12.98	$10.37	$10.09
Total investment return[4]	15.08%	25.25%	20.35%	26.12%	3.24%	(18.84)%
Ratios/supplemental data:
Net assets, end of period (000's)	$61,101	$53,388	$45,107	$39,474	$33,813	$45,674
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.03%[5]	1.06%	1.11%	1.15%	1.21%[6]	1.20%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.03%[5]	1.06%	1.11%	1.15%	1.19%	1.20%
Net investment income (loss) to average net assets	0.72%[5]	2.14%	1.93%	0.80%	1.25%[6]	0.61%
Portfolio turnover	29%	52%	39%	117%	88%	109%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE International Equity Investments (concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005[1]	2004[1]	2003	2002
Net asset value, beginning of period	$19.03	$15.46	$12.96	$10.36	$10.08	$12.59
Net investment income	0.06 [2]	0.37 [2]	0.27 [2]	0.09 [2]	0.11	0.06
Net realized and unrealized gains (losses) from investment activities	2.77	3.48	2.34	2.59	0.20	(2.43)
Net increase (decrease) from operations	2.83	3.85	2.61	2.68	0.31	(2.37)
Dividends from net investment income	(0.41)	(0.28)	(0.11)	(0.08)	(0.03)	(0.14)
Distributions from net realized gains from investment activities	(1.79)	—	—	—	—	—
Total dividends and distributions	(2.20)	(0.28)	(0.11)	(0.08)	(0.03)	(0.14)
Net asset value, end of period	$19.66	$19.03	$15.46	$12.96	$10.36	$10.08
Total investment return[3]	15.06%	25.17%	20.16%	25.93%	3.10%	(18.93)%
Ratios/supplemental data:
Net assets, end of period (000's)	$1,044,247	$900,603	$625,091	$425,956	$250,224	$203,148
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.12%[4]	1.17%	1.24%[5]	1.30%	1.35%[5]	1.30%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.12%[4]	1.17%	1.24%	1.30%	1.31%	1.34%
Net investment income to average net assets	0.62%[4]	2.09%	1.83%[5]	0.73%	1.21%[5]	0.52%
Portfolio turnover	29%	52%	39%	117%	88%	109%

1  A portion of the investment advisory function for this Portfolio was transferred to J.P. Morgan Investment Management, Inc. and Delaware International Advisors Ltd. on April 1, 2004. Delaware International Advisors Ltd. changed its name to Mondrian Investment Partners Ltd. on September 24, 2004. Martin Currie, Inc. continues to provide a portion of the investment advisory function.

2  Calculated using the average month-end shares outstanding for the period.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions. if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE International Emerging Markets Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005[1]	2004	2003[1]	2002
Net asset value, beginning of period	$18.30	$15.13	$10.55	$8.88	$7.74	$8.01
Net investment income (loss)	0.07 [2]	0.21 [2]	0.15 [2]	0.02 [2]	0.07 [2]	(0.03)
Net realized and unrealized gains (losses) from investment activities	3.81	3.10	4.43	1.65	1.07	(0.24)
Net increase (decrease) from operations	3.88	3.31	4.58	1.67	1.14	(0.27)
Dividends from net investment income	(0.22)	(0.14)	(0.00)[3]	—	—	—
Distributions from net realized gains from investment activities	(2.70)	—	—	—	—	—
Total dividends and distributions	(2.92)	(0.14)	(0.00)[3]	—	—	—
Net asset value, end of period	$19.26	$18.30	$15.13	$10.55	$8.88	$7.74
Total investment return[4]	21.68%	21.97%	43.42%	18.81%	14.73%	(3.37)%
Ratios/supplemental data:
Net assets, end of period (000's)	$25,699	$21,651	$16,691	$11,965	$9,810	$5,566
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.89%[5]	1.97%[6]	2.09%[6]	2.13%[6]	2.18%	1.87%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.89%[5]	1.97%	2.09%	2.13%	2.36%	2.27%
Net investment income (loss) to average net assets	0.67%[5]	1.20%[6]	1.13%[6]	0.20%[6]	0.91%	(0.23)%
Portfolio turnover	25%	84%	119%	128%	214%	129%

1  Investment advisory functions for this Portfolio were transferred from Schroder Investment Management North America Inc. to Baring International Investment Limited and Gartmore Global Partners on August 2, 2002. Mondrian Investment Partners Ltd. replaced Baring international Investments Ltd. on September 28, 2004. Gartmore Global Partners continues to provide a portion of the investment advisory function.

2  Calculated using the average month-end shares outstanding for the period.

3  Amount of dividend paid represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  Annualized.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class B
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005[1]	2004	2003[1]	2002
Net asset value, beginning of period	$17.60	$14.55	$10.25	$8.70	$7.66	$7.98
Net investment income (loss)	(0.02)[2]	0.05 [2]	0.01 [2]	(0.09)[2]	(0.04)[2]	(0.11)
Net realized and unrealized gains (losses) from investment activities	3.66	3.00	4.29	1.64	1.08	(0.21)
Net increase (decrease) from operations	3.64	3.05	4.30	1.55	1.04	(0.32)
Dividends from net investment income	(0.02)	—	—	—	—	—
Distributions from net realized gains from investment activities	(2.70)	—	—	—	—	—
Total dividends and distributions	(2.72)	—	—	—	—	—
Net asset value, end of period	$18.52	$17.60	$14.55	$10.25	$8.70	$7.66
Total investment return[4]	21.19%	20.96%	41.95%	17.82%	13.58%	(4.01)%
Ratios/supplemental data:
Net assets, end of period (000's)	$544	$522	$690	$857	$2,235	$5,426
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.73%[5]	2.86%[6]	3.02%[6]	3.03%[6]	2.91%	2.66%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.73%[5]	2.86%	3.02%	3.03%	3.18%	3.05%
Net investment income (loss) to average net assets	(0.18)%[5]	0.29%[6]	0.11%[6]	(0.90)%[6]	(0.51)%	(1.05)%
Portfolio turnover	25%	84%	119%	128%	214%	129%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE International Emerging Markets Equity Investments (continued)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class C
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005[1]	2004	2003[1]	2002
Net asset value, beginning of period	$17.62	$14.58	$10.25	$8.69	$7.66	$7.98
Net investment income (loss)	(0.01)[2]	0.07 [2]	0.04 [2]	(0.07)[2]	(0.01)[2]	(0.10)
Net realized and unrealized gains (losses) from investment activities	3.66	3.00	4.29	1.63	1.04	(0.22)
Net increase (decrease) from operations	3.65	3.07	4.33	1.56	1.03	(0.32)
Dividends from net investment income	(0.06)	(0.03)	—	—	—	—
Distributions from net realized gains from investment activities	(2.70)	—	—	—	—	—
Total dividends and distributions	(2.76)	(0.03)	—	—	—	—
Net asset value, end of period	$18.51	$17.62	$14.58	$10.25	$8.69	$7.66
Total investment return[3]	21.19%	21.06%	42.24%	17.95%	13.45%	(4.01)%
Ratios/supplemental data:
Net assets, end of period (000's)	$6,313	$5,484	$4,625	$3,768	$3,752	$3,497
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.65%[4]	2.78%[5]	2.86%[5]	2.91%[5]	2.96%	2.67%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.65%[4]	2.78%	2.86%	2.91%	3.15%	3.07%
Net investment income (loss) to average net assets	(0.08)%[4]	0.40%[5]	0.35%[5]	(0.64)%[5]	(0.17)%	(1.05)%
Portfolio turnover	25%	84%	119%	128%	214%	129%

1  Investment advisory functions for this Portfolio were transferred from Schroder Investment Management North America Inc. to Baring International Investment Limited and Gartmore Global Partners on August 2, 2002. Mondrian Investment Partners Ltd. replaced Baring international Investments Ltd. on September 28, 2004. Gartmore Global Partners continues to provide a portion of the investment advisory function.

2  Calculated using the average month-end shares outstanding for the period.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class Y
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005[1]	2004	2003[1]	2002
Net asset value, beginning of period	$18.53	$15.30	$10.66	$8.94	$7.77	$8.02
Net investment income (loss)	0.10 [2]	0.30 [2]	0.23 [2]	0.09 [2]	0.16 [2]	(0.01)
Net realized and unrealized gains (losses) from investment activities	3.87	3.13	4.45	1.63	1.01	(0.24)
Net increase (decrease) from operations	3.97	3.43	4.68	1.72	1.17	(0.25)
Dividends from net investment income	(0.30)	(0.20)	(0.04)	—	—	—
Distributions from net realized gains from investment activities	(2.70)	—	—	—	—	—
Total dividends and distributions	(3.00)	(0.20)	(0.04)	—	—	—
Net asset value, end of period	$19.50	$18.53	$15.30	$10.66	$8.94	$7.77
Total investment return[3]	21.92%	22.52%	43.97%	19.24%	15.06%	(3.12)%
Ratios/supplemental data:
Net assets, end of period (000's)	$23,131	$20,201	$14,518	$5,017	$1,380	$462
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.51%[4]	1.56%	1.67%	1.71%[5]	1.96%	1.67%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.51%[4]	1.56%	1.67%	1.71%	2.01%	2.07%
Net investment income (loss) to average net assets	1.06%[4]	1.64%	1.72%	0.78%[5]	2.03%	(0.05)%
Portfolio turnover	25%	84%	119%	128%	214%	129%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE International Emerging Markets Equity Investments (concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	For the six months ended January 31, 2007	For the years ended July 31,
	(unaudited)	2006	2005[1]	2004	2003[1]	2002
Net asset value, beginning of period	$18.44	$15.25	$10.64	$8.94	$7.79	$8.02
Net investment income	0.07 [2]	0.21 [2]	0.17 [2]	0.04 [2]	0.07 [2]	0.01
Net realized and unrealized gains (losses) from investment activities	3.85	3.13	4.45	1.66	1.08	(0.24)
Net increase (decrease) from operations	3.92	3.34	4.62	1.70	1.15	(0.23)
Dividends from net investment income	(0.22)	(0.15)	(0.01)	—	—	—
Distributions from net realized gains from investment activities	(2.70)	—	—	—	—	—
Total dividends and distributions	(2.92)	(0.15)	(0.01)	—	—	—
Net asset value, end of period	$19.44	$18.44	$15.25	$10.64	$8.94	$7.79
Total investment return[3]	21.75%	21.98%	43.46%	19.02%	14.76%	(2.87)%
Ratios/supplemental data:
Net assets, end of period (000's)	$307,985	$259,321	$199,403	$117,746	$78,462	$62,376
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.82%[4]	1.98%[5]	2.00%	2.00%	1.84%	1.50%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.82%[4]	1.98%	2.05%	2.08%	2.30%	2.18%
Net investment income to average net assets	0.75%[4]	1.20%[5]	1.28%	0.37%	0.98%	0.13%
Portfolio turnover	25%	84%	119%	128%	214%	129%

1  Investment advisory functions for this Portfolio were transferred from Schroder Investment Management North America Inc. to Baring International Investment Limited and Gartmore Global Partners on August 2, 2002. Mondrian Investment Partners Ltd. replaced Baring International Investments Ltd. on September 28, 2004. Gartmore Global Partners continues to provide a portion of the investment advisory function.

2  Calculated using the average month-end shares outstanding for the period.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Global Real Estate Securities Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A	Class C	Class Y	Class P
	For the period ended January 31, 2007[1] (unaudited)	For the period ended January 31, 2007[1] (unaudited)	For the period ended January 31, 2007[2] (unaudited)	For the period ended January 31, 2007[3] (unaudited)
Net asset value, beginning of period	$9.84	$9.84	$10.00	$10.26
Net investment income	0.01 [4]	0.02 [4]	0.06 [4]	0.01 [4]
Net realized and unrealized gains from investment activities	0.81	0.79	0.60	0.36
Net increase from operations	0.82	0.81	0.66	0.37
Dividends from net investment income	(0.04)	(0.04)	(0.04)	—
Net asset value, end of period	$10.62	$10.61	$10.62	$10.63
Total investment return[5]	8.40%	8.26%	6.67%	3.61%
Ratios/supplemental data:
Net assets, end of period (000's)	$510	$107	$7,188	$3,254
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.45%[6]	2.20%[6]	1.20%[6]	1.20%[6]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.33%[6]	2.99%[6]	1.82%[6]	2.95%[6]
Net investment income to average net assets	0.63%[6]	2.46%[6]	3.35%[6]	1.88%[6]
Portfolio turnover	10%	10%	10%	10%

1  For the period December 18, 2006 (commencement of issuance) through January 31, 2007.

2  For the period November 30, 2006 (commencement of issuance) through January 31, 2007.

3  For the period January 22, 2007 (commencement of issuance) through January 31, 2007.

4  Calculated using the average month-end shares outstanding for the period.

5  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

6  Annualized.

See accompanying notes to financial statements

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Alternative Strategies Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A		Class B
	For the six months ended January 31, 2007 (unaudited)	For the period ended July 31, 2006[1]	For the six months ended January 31, 2007 (unaudited)	For the period ended July 31, 2006[2]
Net asset value, beginning of period	$9.93	$10.01	$9.91	$9.84
Net investment income (loss)	0.04 [6]	0.03 [6]	(0.01)[6]	0.01 [6]
Net realized and unrealized gains (losses) from investment activities	0.77	(0.11)	0.78	0.06
Net increase (decrease) from operations	0.81	(0.08)	0.77	0.07
Dividends from net investment income	(0.05)	—	(0.03)	—
Net asset value, end of period	$10.69	$9.93	$10.65	$9.91
Total investment return[8]	8.21%	(0.80)%	7.80%	0.71%
Ratios/Supplements data:
Net assets, end of period (000's)	$25,793	$10,393	$15	$3
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager including dividend and interest expense for securities sold short	2.22%[9,10]	2.14%[9]	2.97%[9]	2.83%[9]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager including dividend and interest expense for securities sold short	2.52%[9]	4.24%[9]	3.33%[9]	5.09%[9]
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager excluding dividend and interest expense for securities sold short	1.69%[9,10]	1.66%[9]	2.52%[9]	2.38%[9]
Net investment income (loss) to average net assets	0.73%[9,10]	1.30%[9]	(0.14)%[9]	0.41%[9]
Portfolio turnover	67%	54%	67%	54%

1  For the period April 10, 2006 (commencement of issuance) through July 31, 2006.

2  For the period May 19, 2006 (commencement of issuance) through July 31, 2006.

3  For the period April 11, 2006 (commencement of issuance) through July 31, 2006.

4  For the period April 3, 2006 (commencement of issuance) through July 26, 2006.

5  At July 27, 2006 there were no shares outstanding.

6  Calculated using the average month-end shares outstanding for the period.

7  Amount represents less than $0.005 per share.

8  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees: results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

9  Annualized.

10  The investment manager recouped expenses previously reimbursed by the manager on behalf of the portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class C		Class Y	Class P
	For the six months ended January 31, 2007 (unaudited)	For the period ended July 31, 2006[3]	For the period ended July 26, 2006[4,5]	For the six months ended January 31, 2007 (unaudited)	For the period ended July 31, 2006[1]
Net asset value, beginning of period	$9.91	$9.97	$10.00	$9.94	$10.01
Net investment income (loss)	(0.00)[6,7]	0.02 [6]	0.06 [6]	0.05 [6]	0.03 [6]
Net realized and unrealized gains (losses) from investment activities	0.77	(0.08)	(0.20)	0.78	(0.10)
Net increase (decrease) from operations	0.77	(0.06)	(0.14)	0.83	(0.07)
Dividends from net investment income	(0.02)	—	—	(0.06)	—
Net asset value, end of period	$10.66	$9.91	$9.86	$10.71	$9.94
Total investment return[8]	7.77%	(0.60)%	(1.40)%	8.40%	(0.70)%
Ratios/Supplements data:
Net assets, end of period (000's)	$777	$302	$—	$190,538	$46,920
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager including dividend and interest expense for securities sold short	2.97%[9]	2.84%[9]	1.76%[9]	1.97%[9,10]	1.90%[9]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager including dividend and interest expense for securities sold short	3.29%[9]	4.35%[9]	2.34%[9]	2.23%[9]	4.12%[9]
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager excluding dividend and interest expense for securities sold short	2.45%[9]	2.40%[9]	1.41%[9]	1.47%[9,10]	1.41%[9]
Net investment income (loss) to average net assets	(0.02)%[9]	0.66%[9]	1.94%[9]	0.94%[9,10]	1.47%[9]
Portfolio turnover	67%	54%	54%	67%	54%

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Organization and significant accounting policies

UBS PACE Select Advisors Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company currently composed of fifteen separate investment portfolios and was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fifteen Portfolios available for investment, each having its own investment objectives and policies: UBS PACE Money Market Investments, UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE High Yield Investments, UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments (collectively, the "Portfolios").

Each of the Portfolios is classified as a diversified investment company with the exception of UBS PACE Intermediate Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments. With the exception of UBS PACE Money Market Investments (which currently offers Class P shares only) and UBS PACE Global Real Estate Securities Investments (which currently offers Class A, Class C, Class Y and Class P shares), each Portfolio currently offers Class A, Class B, Class C, Class Y and Class P shares. Each class represents interests in the same assets of the applicable Portfolio and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y and Class P shares have no service or distribution plan. The Portfolios' Class P shares currently are available only to participants in the UBS PACESM Select Advisors Program, except that UBS PACE Money Market Investments shares are also available to participants in the UBS PACESM Multi Advisor Program.

In the normal course of business, the Portfolios may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—Each Portfolio (except UBS PACE Money Market Investments) calculates its net asset value based on the current market value for its portfolio securities. The Portfolios normally obtain market values for their securities from independent pricing sources. Independent pricing sources may use last

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

reported sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value", that value is likely to be different from the last quoted market price for the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-US securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange ("NYSE"), the securities are fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments of the UBS PACE Money Market Investments Portfolio are valued using the amortized cost method of valuation. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolios' custodian.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement on Financial Accounting Standards No 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of January 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported on the Statement of operations for a fiscal period.

Repurchase agreements—The Portfolios may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolios maintain custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolios and their counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolios may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio (with the exception of UBS PACE Municipal Fixed Income Investments) may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (Americas) Inc.

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded net of withholding taxes on the ex-dividend date ("ex-date") (except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Foreign currency translation—The books and records of the Portfolios are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated using foreign currency exchange rates determined as of the close of regular trading on the NYSE; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included on the Statement of operations.

The Portfolios do not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to US federal income tax regulations; such amount is categorized as realized foreign currency transaction gain or loss for both financial reporting and income tax purposes. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Forward foreign currency contracts—Certain Portfolios may enter into forward foreign currency contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Portfolios may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if the applicable investment sub-advisor anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift a Portfolio's exposure to foreign currency fluctuations from one country to another. UBS PACE Alternative Strategies Investments may also enter into foreign currency strategies for the purposes of risk management, efficient asset allocation and in pursuit of its investment objective.

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

The Portfolios have no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the value of a Portfolio's total assets. The Portfolios may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolios to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolios maintain cash or liquid securities in a segregated account in an amount not less than the value of a Portfolio's assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses on forward foreign currency contracts by the Portfolios. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Portfolios on contracts which have matured.

Securities traded on to-be-announced basis—The Portfolios may from time to time purchase securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

At January 31, 2007 UBS PACE Government Securities Fixed Income Investments and UBS PACE Strategic Fixed Income Investments held TBA securities with a total cost of $235,945,059 and $63,435,000, respectively.

Option writing—Certain Portfolios may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included on the Portfolio's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio recognizes a realized capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Portfolio purchases upon exercise of the option.

In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio could result in the Portfolio selling or buying a derivative instrument, security or currency at a price different from current market value.

Written option activity for the six months ended January 31, 2007 for UBS PACE Government Securities Fixed Income Investments, UBS PACE Strategic Fixed Income Investments and UBS PACE Alternative Strategies Investments was as follows:

	UBS PACE Government Securities Fixed Income Investments		UBS PACE Strategic Fixed Income Investments			UBS PACE Alternative Strategies Investments
	Number of contracts (000)	Amount of premiums received	Number of contracts (000)		Amount of premiums received	Number of contracts	Amounts of premiums received
Options outstanding at July 31, 2006	60,900	$575,705	57,500		$398,221	92	$140,808
Options written	—	—	63,800		901,081	4,192	2,044,112
Options terminated in closing purchase transactions	—	—	(0	)*	(32,611)	(964)	(645,698)
Options expired prior to exercise	(43,000)	(428,925)	(29,000)		(128,997)	(2,358)	(899,338)
Options exercised	—	—	—		—	(281)	(203,603)
Options outstanding at January 31, 2007**	17,900	$146,780	92,300		$1,137,694	681	$436,281

*  Amount represents less than 500 contracts.

**  For additional information regarding the written options outstanding at January 31, 2007, please refer to the footnotes in the Portfolio of investments for the respective Portfolios.

Written call options—In the event that the counterparty (usually a securities dealer or a bank) to the written options contracts defaults on its obligation under the contracts, the maximum loss related to these contracts is limited to the market value of the securities subject to the written call options outstanding, which aggregated $0, $1,041,568 and $442,660 for UBS PACE Government Securities Fixed Income Investments, UBS PACE Strategic Fixed Income Investments and UBS PACE Alternative Strategies Investments, respectively at January 31, 2007.

Written put options—In the event that the counterparty (usually a securities dealer or a bank) to the written options contracts defaults on its obligation under the contracts, the maximum loss related to these contracts is limited to the notional amount of the written put options outstanding. At January 31, 2007, none of the Portfolios held written put options.

Purchased options—Certain Portfolios may also purchase put and call options. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Futures contracts—Certain Portfolios may use financial futures contracts for hedging purposes and to adjust exposure to US and foreign markets in connection with a reallocation of the Portfolios' assets or to manage the average duration of a Portfolio. In addition, a Portfolio may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

the underlying securities, either as a hedge or to enhance return or realize gains. Using financial futures contracts involves various market risks. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. The maximum amount at risk from the purchase of a futures contract is the contract value or the loss of the benefit of the transaction should the counterparty default.

Upon entering into a financial futures contract, a Portfolio is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by the Portfolio each day depending on the fluctuations in the value of the underlying financial futures contracts, except that in the case of certain futures contracts payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Short sales "Against the Box"—Each Portfolio (other than UBS PACE Money Market Investments and UBS PACE Municipal Fixed Income Investments) may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a Portfolio, and that Portfolio is obligated to replace the securities borrowed at a date in the future. When a Portfolio sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Portfolio maintains, in a segregated account with is custodian, the securities that could be used to cover the short sale. Each Portfolio incurs transaction costs, including dividend and interest expense, in connection with opening, maintaining and closing short sales "against the box".

A Portfolio might make a short sale "against the box" to hedge against market risks when its investment manager or sub-advisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio. In such case, any loss in the Portfolio's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a Portfolio owns, either directly or indirectly, and in the case where the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities.

Short sales—UBS PACE Alternative Strategies Investments and UBS PACE Global Real Estate Securities Investments can enter into short sales whereby they sell a security they generally do not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If the Portfolio shorts a security when also holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. The Portfolio will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). The Portfolio is liable to the buyer for any dividends and interest payable on securities while those securities are in a short position. These dividends and interest are booked as an expense of the Portfolio. UBS PACE Alternative Strategies Investments maintains an account containing cash and/or liquid assets at such a level that the amount deposited in the account plus that amount deposited with

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

the broker as collateral will, at minimum, equal the current value of the stock sold short. UBS PACE Global Real Estate Securities Investments did not engage in short sales during the period ended January 31, 2007.

Reverse repurchase agreements—Certain Portfolios may enter into reverse repurchase agreements with qualified third party broker-dealers. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Portfolio enters into reverse repurchase agreements, the Portfolio establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. The Portfolios did not enter into any reverse repurchase agreements during the six months ended January 31, 2007.

Interest rate swap agreements—Certain Portfolios may enter into interest rate swap agreements to protect themselves from interest rate fluctuations. UBS PACE Alternative Strategies Investments may also enter into swap transactions for purposes of risk management, efficient asset allocation and in pursuit of its investment objective. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio. Therefore, the Portfolio considers the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk.

The Portfolio accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of operations. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps.

At January 31, 2007, UBS PACE Government Securities Fixed Income Investments and UBS PACE Strategic Fixed Income Investments had outstanding interest rate swap contracts with the following terms:

UBS PACE Government Securities Fixed Income Investments—Interest rate swaps1

			Rate type
Notional amount (000)		Termination dates	Payments made by the Portfolio	Payments received by the Portfolio	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
USD	5,700	06/20/14	5.360%[2]	5.000%	$(13,338)	$(93,908)	$(107,246)
USD	8,100	06/20/14	5.360[2]	5.000	(19,035)	(133,449)	(152,484)
USD	3,000	12/15/15	5.000	5.360[2]	150	68,879	69,029
USD	10,000	06/20/17	5.000	5.360[2]	94,000	263,552	357,552
USD	15,100	06/20/17	5.000	5.360[2]	141,940	397,963	539,903
					$203,717	$503,037	$706,754

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE Strategic Fixed Income Investments—Interest rate swaps1

			Rate type
Notional amount (000)		Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
AUD	5,100	01/15/10	6.398%[3]		6.500%		$5,717	$1,870	$7,587
AUD	17,700	01/15/10	6.398	[3]	6.500		12,171	6,491	18,662
BRL	71,000	01/04/10	12.910	[4]	12.948		(112,044)	357,248	245,204
EUR	17,200	12/15/11	4.000		3.921	[5]	(17,977)	225,337	207,360
EUR	19,000	12/15/11	4.000		3.921	[5]	(19,852)	248,918	229,066
EUR	6,600	06/18/34	3.921	[5]	6.000		(873,782)	1,156,286	282,504
GBP	300	12/15/35	4.000		5.712	[6]	(9,899)	7,119	(2,780)
GBP	9,800	12/15/35	4.000		5.712	[6]	(62,214)	232,562	170,348
JPY	3,000,000	06/15/12	2.000		0.579	[7]	496,671	(805,749)	(309,078)
JPY	797,000	12/15/35	0.579	[7]	3.000		30,211	(9,318)	20,893
MXN	86,000	11/04/16	7.455	[8]	8.170		(117,559)	(102,390)	(219,949)
USD	29,000	12/19/08	5.360	[2]	5.000		(32,480)	(55,906)	(88,386)
USD	97,100	12/19/08	5.360	[2]	5.000		(78,894)	(187,188)	(266,082)
USD	107,500	12/19/08	5.360	[2]	5.000		(115,025)	(207,237)	(322,262)
USD	15,000	06/18/10	5.000		5.360	[2]	(88,636)	41,001	(47,635)
USD	4,400	06/20/12	5.360	[2]	5.000		34,804	(47,171)	(12,367)
USD	5,800	06/20/12	5.360	[2]	5.000		(46,632)	(62,180)	(108,812)
USD	61,000	06/20/12	5.360	[2]	5.000		315,980	(653,966)	(337,986)
USD	70,200	06/20/12	5.360	[2]	5.000		409,266	(752,597)	(343,331)
USD	37,900	12/21/16	5.000		5.360	[2]	(198,596)	580,447	381,851
USD	21,000	06/20/17	5.000		5.360	[2]	(436,380)	553,459	117,079
USD	30,100	06/18/18	5.000		5.360	[2]	(703,236)	805,394	102,158
USD	2,800	12/15/25	5.000		5.360	[2]	137,508	149,725	287,233
USD	1,700	06/15/31	6.000		5.360	[2]	(115,175)	(119,985)	(235,160)
USD	2,500	12/17/31	6.000		5.360	[2]	(87,975)	(177,928)	(265,903)
USD	8,900	06/20/37	5.360	[2]	5.000		227,927	(605,332)	(377,405)
							$(1,446,101)	$578,910	$(867,191)

1  Illiquid securities. These securities represent 0.12% of net assets for UBS PACE Government Securites Fixed Income Investments and 0.14% of net assets for UBS PACE Strategic Fixed Income Investments as of January 31, 2007.

2  Rate based on 3 Month LIBOR (London Interbank Offered Rate).

3  Rate based on 6 Month LIBOR (AUD on Interbank Offered Rate).

4  Rate based on Brazil Interbank Deposit Rate.

5  Rate based on 6 Month LIBOR (EUR on Interbank Offered Rate).

6  Rate based on 6 Month LIBOR (GBP on Interbank Offered Rate).

7  Rate based on 6 Month LIBOR (JPY on Interbank Offered Rate).

8  Rate based on Mexican 28-day TIIE, Tasa de Interés Interbancaria de Equilibrio (Interbank Equilibrium Interest Rate).

AUD  Australian Dollar

BRL  Brazilian Real

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

MXN  Mexican Peso

USD  US Dollar

Credit default swap agreements—Credit default swap agreements involve commitments to pay interest and principal in the event of a default of a security or a credit event. As a seller of credit default protection, the Portfolio would receive periodic payments from the counterparty, and the Portfolio would make payments only upon the occurrence of a default or credit event.

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

The Portfolio accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon termination of swap contracts on the Statement of operations. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps.

If no default or credit event occurs, the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Portfolio typically pays full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, and credit risk.

At January 31, 2007, UBS PACE Strategic Fixed Income Investments had outstanding credit default swap contracts with the following terms:

UBS PACE Strategic Fixed Income Investments—Credit default swaps1

			Rate type
Notional amount (000)		Termination dates	Payments made by the Portfolio		Payments received by the Portfolio	Value
USD	1,700	02/20/07	0.000%[2]		0.320%	$127
USD	3,300	03/20/07	0.000	[3]	4.650	19,623
USD	6,000	03/20/07	0.000[4]		4.100	30,015
USD	800	06/20/07	0.000[4]		1.900	4,134
USD	1,500	06/20/07	0.000[4]		2.000	8,327
USD	2,000	07/20/07	0.000[5]		0.200	(132)
USD	1,600	10/20/07	0.000[6]		0.440	840
USD	2,400	09/20/08	0.000[7]		0.070	1,402
						$64,336

1  Illiquid securities. These securities represent 0.01% of net assets as of January 31, 2007.

2  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Gazprom bond, 9.630%, due 03/01/13.

3  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the General Motors Acceptance Corporation bond, 6.875%, due 08/28/12.

4  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Ford Motor Credit Co. bond, 7.000%, due 10/01/13.

5  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Russian Federation bond, 5.000%, due 03/01/30.

6  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Gazprom bond, 8.630%, due 04/28/34.

7  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Procter & Gamble bond, 4.950%, due 08/15/14.

USD  US Dollar

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Concentration of risk

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the UBS PACE Global Fixed Income Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments Portfolios are authorized to invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. These risks are greater with respect to the securities in which the UBS PACE Small/Medium Co Value Equity Investments and UBS PACE Small/Medium Co Growth Equity Investments Portfolios tend to invest.

The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment Manager and Administrator

The Trust has entered into an investment management and administration contract ("Management Contract") with UBS Global Asset Management (Americas) Inc. ("UBS Global AM"). In accordance with the Management Contract, each Portfolio pays UBS Global AM investment management and administration fees, which are accrued daily and paid monthly, in accordance with the following schedule:

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
UBS PACE Money Market Investments	0.350%

UBS PACE Government Securities Fixed Income Investments	0.700% up to $250 million 0.650% above $250 million up to $500 million 0.625% above $500 million up to $750 million 0.600% above $750 million up to $1 billion 0.575% above $1 billion

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
UBS PACE Intermediate Fixed Income Investments	0.600% up to $250 million 0.550% above $250 million up to $500 million 0.525% above $500 million up to $750 million 0.500% above $750 million up to $1 billion 0.475% above $1 billion

UBS PACE Strategic Fixed Income Investments	0.700% up to $250 million 0.650% above $250 million up to $500 million 0.625% above $500 million up to $750 million 0.600% above $750 million up to $1 billion 0.575% above $1 billion

UBS PACE Municipal Fixed Income Investments	0.600% up to $250 million 0.550% above $250 million up to $500 million 0.525% above $500 million up to $750 million 0.500% above $750 million up to $1 billion 0.475% above $1 billion

UBS PACE Global Fixed Income Investments	0.800% up to $500 million 0.775% above $500 million up to $1 billion 0.750% above $1 billion

UBS PACE High Yield Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion

UBS PACE Large Co Value Equity Investments	0.800%*

UBS PACE Large Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million up to $1 billion 0.750% above $1 billion up to $2 billion 0.725% above $2 billion

UBS PACE Small/Medium Co Value Equity Investments	0.800% up to $750 million 0.775% above $750 million

UBS PACE Small/Medium Co Growth Equity Investments	0.800% up to $750 million 0.775% above $750 million

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
UBS PACE International Equity Investments	0.900% up to $500 million 0.875% above $500 million up to $1 billion 0.850% above $1 billion up to $2 billion 0.825% above $2 billion

UBS PACE International Emerging Markets Equity Investments	1.100% up to $500 million 1.075% above $500 million up to $1 billion 1.050% above $1 billion up to $2 billion 1.025% above $2 billion

UBS PACE Global Real Estate Securities Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion

UBS PACE Alternative Strategies Investments	1.400% up to $500 million 1.350% above $500 million up to $1 billion 1.300% above $1 billion up to $1.5 billion 1.275% above $1.5 billion up to $2 billion 1.250% above $2 billion

*  See page 295 for additional information.

Under separate Sub-Advisory Agreements, with the exception of UBS PACE Money Market Investments, UBS Global AM (not the Portfolios) pays each investment sub-advisor a fee from the investment management and administration fees which UBS Global AM receives, which is accrued daily and paid monthly, in accordance with the following schedule:

Portfolio	Investment sub-advisor	Annual rate as a percentage of each Portfolio's average daily net assets
UBS PACE Government Securities Fixed Income Investments	Pacific Investment Management Company LLC	0.225%

UBS PACE Intermediate Fixed Income Investments	BlackRock Financial Management, Inc.	0.200% up to $120 million 0.100% above $120 million

UBS PACE Strategic Fixed Income Investments	Pacific Investment Management Company LLC	0.250%

UBS PACE Municipal Fixed Income Investments	Standish Mellon Asset Management Company LLC	0.200% up to $60 million 0.150% above $60 million

UBS PACE Global Fixed Income Investments	Fischer Francis Trees & Watts, Inc. (and affiliates) Rogge Global Partners plc	0.250% up to $400 million 0.200% above $400 million 0.250%

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Investment sub-advisor	Annual rate as a percentage of each Portfolio's average daily net assets
UBS PACE High Yield Investments	MacKay Shields LLC	0.350%

UBS PACE Large Co Value Equity Investments	Institutional Capital Corp. SSgA Funds Management, Inc. Westwood Management Corp.	0.300% 0.150% 0.300%

UBS PACE Large Co Growth Equity Investments	GE Asset Management, Inc. Marsico Capital Management, LLC SSgA Funds Management, Inc.	0.300% 0.300% 0.150%

UBS PACE Small/Medium Co Value Equity Investments	Ariel Capital Management LLC Metropolitan West Capital Management, LLC Opus Capital Management, Inc.	0.300% 0.400% 0.500% up to $75 million 0.450% above $75 million

UBS PACE Small/Medium Co Growth Equity Investments	Delaware Management Company, Inc.* ForstmannLeff Riverbridge Partners, LLC	0.400% 0.450% up to $100 million 0.400% above $100 million 0.400%

UBS PACE International Equity Investments	J.P. Morgan Investment Management Inc. Martin Currie Inc. Mondrian Investment Partners Ltd.	0.200% 0.350% up to $150 million 0.300% above $150 million up to $250 million 0.250% above $250 million up to $350 million 0.200% above $350 million 0.350% up to $150 million 0.300% above $150 million

UBS PACE International Emerging Markets Equity Investments	Mondrian Investment Partners Ltd. Gartmore Global Partners	0.650% up to $150 million 0.550% above $150 million up to $250 million 0.500% above $250 million 0.500%

UBS PACE Global Real Estate Securities Investments	Goldman Sachs Asset Management, L.P.	0.420% up to $50 million 0.400% above $50 million

UBS PACE Alternative Strategies Investments	Analytic Investors, Inc. Wellington Management Company, LLP	0.750% up to $200 million 0.700% above $200 million up to $400 million 0.650% above $400 million 0.750% up to $200 million 0.725% above $200 million

*  See page 321 for Subsequent events footnote for further information.

At January 31, 2007, certain Portfolios owed UBS Global AM for investment management and administration fees as follows:

Portfolio	Amounts owed
UBS PACE Money Market Investments	$112,108
UBS PACE Government Securities Fixed Income Investments	324,636
UBS PACE Intermediate Fixed Income Investments	206,483
UBS PACE Strategic Fixed Income Investments	350,468
UBS PACE Municipal Fixed Income Investments	135,780

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Amounts owed
UBS PACE Global Fixed Income Investments	$343.254
UBS PACE High Yield Investments	27,537
UBS PACE Large Co Value Equity Investments	895,603
UBS PACE Large Co Growth Equity Investments	771,031
UBS PACE Small/Medium Co Value Equity Investments	346,128
UBS PACE Small/Medium Co Growth Equity Investments	334,851
UBS PACE International Equity Investments	914,915
UBS PACE International Emerging Markets Equity Investments	336,063
UBS PACE Global Real Estate Securities Investments	7,035
UBS PACE Alternative Strategies Investments	232,243

UBS Global AM has entered into a written agreement with each of UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Equity Investments under which UBS Global AM is contractually obligated to waive its management fees to the extent necessary to reflect the lower overall fees paid to the Portfolios' investment sub-advisors as a result of the lower sub-advisory fees paid by UBS Global AM to SSgA Funds Management, Inc. Additionally, UBS PACE Large Co Value Equity Investments and UBS Global AM have entered into an additional fee waiver, whereby UBS Global AM has agreed to permanently reduce its management fees based on the Portfolio's average daily net assets to the following rates: $0 to $250 million, 0.60%; in excess of $250 million up to $500 million, 0.57%; in excess of $500 million up to $1 billion, 0.53%; and over $1 billion, 0.50%.

For the six months ended January 31, 2007, UBS Global AM was contractually obligated to waive $1,016,948 and $262,760 in investment management and administration fees for UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Investments, respectively. Additionally, for the period ended January 31, 2007, UBS Global AM had the following voluntary expense reimbursements and recoupments. The recoupments are included in the investment management and administration fees on the Statements of operations. The expense reimbursements for the period ended January 31, 2007, which are subject to repayment by the Portfolios through December 1, 2010, were as follows:

Portfolio	Expense reimbursements	Recoupments
UBS PACE Money Market Investments	$551,080	—
UBS PACE Government Securities Fixed Income Investments	83,836	—
UBS PACE Intermediate Fixed Income Investments	9,041	$45,431
UBS PACE Strategic Fixed Income Investments	81	46,284
UBS PACE Municipal Fixed Income Investments	39,287	—
UBS PACE Global Fixed Income Investments	149,678	1,734
UBS PACE High Yield Investments	110,735	—
UBS PACE Large Co Value Equity Investments	107	—
UBS PACE Large Co Growth Equity Investments	531	—
UBS PACE Small/Medium Co Value Equity Investments	22	18,055
UBS PACE Small/Medium Co Growth Equity Investments	36,215	—
UBS PACE International Equity Investments	—	—
UBS PACE International Emerging Markets Equity Investments	—	—
UBS PACE Global Real Estate Securities Investments	11,324	—
UBS PACE Alternative Strategies Investments	172,797	1,631

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS Global AM is contractually obligated to waive all or a portion of its investment management and administration fees and/or to reimburse certain operating expenses for the twelve months ending December 1, 2007 to maintain the total annual ordinary operating expenses (with certain exclusions such as dividend expense, borrowing cost and interest expense) at a level not to exceed the following:

Portfolio	Effective 12/01/06
UBS PACE Money Market Investments	0.60%
UBS PACE Government Securities Fixed Income Investments—Class A	1.12
UBS PACE Government Securities Fixed Income Investments—Class B	1.87
UBS PACE Government Securities Fixed Income Investments—Class C	1.62
UBS PACE Government Securities Fixed Income Investments—Class Y	0.87
UBS PACE Government Securities Fixed Income Investments—Class P	0.87
UBS PACE Intermediate Fixed Income Investments—Class A	1.05
UBS PACE Intermediate Fixed Income Investments—Class B	1.80
UBS PACE Intermediate Fixed Income Investments—Class C	1.55
UBS PACE Intermediate Fixed Income Investments—Class Y	0.80
UBS PACE Intermediate Fixed Income Investments—Class P	0.80
UBS PACE Strategic Fixed Income Investments—Class A	1.18
UBS PACE Strategic Fixed Income Investments—Class B	1.93
UBS PACE Strategic Fixed Income Investments—Class C	1.68
UBS PACE Strategic Fixed Income Investments—Class Y	0.93
UBS PACE Strategic Fixed Income Investments—Class P	0.93
UBS PACE Municipal Fixed Income Investments—Class A	1.01
UBS PACE Municipal Fixed Income Investments—Class B	1.76
UBS PACE Municipal Fixed Income Investments—Class C	1.51
UBS PACE Municipal Fixed Income Investments—Class Y	0.76
UBS PACE Municipal Fixed Income Investments—Class P	0.76
UBS PACE Global Fixed Income Investments—Class A	1.38
UBS PACE Global Fixed Income Investments—Class B	2.13
UBS PACE Global Fixed Income Investments—Class C	1.88
UBS PACE Global Fixed Income Investments—Class Y	1.13
UBS PACE Global Fixed Income Investments—Class P	1.13
UBS PACE High Yield Investments—Class A	1.35
UBS PACE High Yield Investments—Class B	2.10
UBS PACE High Yield Investments—Class C	1.85
UBS PACE High Yield Investments—Class Y	1.10
UBS PACE High Yield Investments—Class P	1.10
UBS PACE Large Co Value Equity Investments—Class A	1.27
UBS PACE Large Co Value Equity Investments—Class B	2.02
UBS PACE Large Co Value Equity Investments—Class C	2.02
UBS PACE Large Co Value Equity Investments—Class Y	1.02
UBS PACE Large Co Value Equity Investments—Class P	1.02
UBS PACE Large Co Growth Equity Investments—Class A	1.30
UBS PACE Large Co Growth Equity Investments—Class B	2.05
UBS PACE Large Co Growth Equity Investments—Class C	2.05
UBS PACE Large Co Growth Equity Investments—Class Y	1.05
UBS PACE Large Co Growth Equity Investments—Class P	1.05

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Effective 12/01/06
UBS PACE Small/Medium Co Value Equity Investments—Class A	1.41%
UBS PACE Small/Medium Co Value Equity Investments—Class B	2.16
UBS PACE Small/Medium Co Value Equity Investments—Class C	2.16
UBS PACE Small/Medium Co Value Equity Investments—Class Y	1.16
UBS PACE Small/Medium Co Value Equity Investments—Class P	1.16
UBS PACE Small/Medium Co Growth Equity Investments—Class A	1.38
UBS PACE Small/Medium Co Growth Equity Investments—Class B	2.13
UBS PACE Small/Medium Co Growth Equity Investments—Class C	2.13
UBS PACE Small/Medium Co Growth Equity Investments—Class Y	1.13
UBS PACE Small/Medium Co Growth Equity Investments—Class P	1.13
UBS PACE International Equity Investments—Class A	1.65
UBS PACE International Equity Investments—Class B	2.40
UBS PACE International Equity Investments—Class C	2.40
UBS PACE International Equity Investments—Class Y	1.40
UBS PACE International Equity Investments—Class P	1.40
UBS PACE International Emerging Markets Equity Investments—Class A	2.25
UBS PACE International Emerging Markets Equity Investments—Class B	3.00
UBS PACE International Emerging Markets Equity Investments—Class C	3.00
UBS PACE International Emerging Markets Equity Investments—Class Y	2.00
UBS PACE International Emerging Markets Equity Investments—Class P	2.00
UBS PACE Global Real Estate Securities Investments—Class A *	1.45
UBS PACE Global Real Estate Securities Investments—Class C *	2.20
UBS PACE Global Real Estate Securities Investments—Class Y **	1.20
UBS PACE Global Real Estate Securities Investments—Class P ***	1.20
UBS PACE Alternative Strategies Investments—Class A	1.95
UBS PACE Alternative Strategies Investments—Class B	2.70
UBS PACE Alternative Strategies Investments—Class C	2.70
UBS PACE Alternative Strategies Investments—Class Y	1.70
UBS PACE Alternative Strategies Investments—Class P	1.70

*  The share class' effective date is 12/18/06 (commencement of issuance).

**  The share class' effective date is 11/30/06 (commencement of issuance).

***  The share class' effective date is 01/22/07 (commencement of issuance).

Each Portfolio will repay UBS Global AM for any such reimbursed payments during a three-year period following December 1, 2006, to the extent that ordinary operating expenses (with certain exclusions such as dividend expense, borrowing cost and interest expense) are otherwise below the expense caps.

At January 31, 2007, the following Portfolios had remaining expense reimbursements subject to repayment to UBS Global AM and respective dates of expiration as follows:

Portfolio	Expense reimbursements subject to repayment	Expires July 31, 2007	Expires July 31, 2008	Expires July 31, 2009	Expires July 31, 2010
UBS PACE Money Market Investments	$2,895,159	$510,180	$718,836	$1,115,063	$551,080
UBS PACE Government Securities Fixed Income Investments—Class A	431,224	216,241	131,857	79,695	3,431
UBS PACE Government Securities Fixed Income Investments—Class B	20,433	12,369	5,606	2,297	161
UBS PACE Government Securities Fixed Income Investments—Class C	176,537	75,838	47,054	41,525	12,120
UBS PACE Government Securities Fixed Income Investments—Class Y	26,836	15,212	8,778	2,846	—
UBS PACE Government Securities Fixed Income Investments—Class P	938,701	295,474	265,167	309,936	68,124

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Expense reimbursements subject to repayment	Expires July 31, 2007	Expires July 31, 2008	Expires July 31, 2009	Expires July 31, 2010
UBS PACE Intermediate Fixed Income Investments—Class A	$119,439	$62,979	$18,529	$29,769	$8,162
UBS PACE Intermediate Fixed Income Investments—Class B	6,019	3,162	1,730	829	298
UBS PACE Intermediate Fixed Income Investments—Class C	11,052	5,375	2,749	2,347	581
UBS PACE Intermediate Fixed Income Investments—Class Y	1,638	750	606	282	—
UBS PACE Intermediate Fixed Income Investments—Class P	128,589	59,988	42,345	26,256	—
UBS PACE Strategic Fixed Income Investments—Class B	2,461	977	770	633	81
UBS PACE Strategic Fixed Income Investments—Class P	604,240	144,346	213,858	246,036	—
UBS PACE Municipal Fixed Income Investments—Class A	322,943	175,866	92,476	50,063	4,538
UBS PACE Municipal Fixed Income Investments—Class B	11,323	7,322	2,881	953	167
UBS PACE Municipal Fixed Income Investments—Class C	56,960	30,233	15,723	9,336	1,668
UBS PACE Municipal Fixed Income Investments—Class Y	747	313	214	166	54
UBS PACE Municipal Fixed Income Investments—Class P	290,849	98,160	66,310	93,519	32,860
UBS PACE Global Fixed Income Investments—Class A	256,098	150,181	72,872	33,045	—
UBS PACE Global Fixed Income Investments—Class B	3,531	2,095	977	416	43
UBS PACE Global Fixed Income Investments—Class C	15,635	7,929	5,871	1,835	—
UBS PACE Global Fixed Income Investments—Class Y	656	656	—	—	—
UBS PACE Global Fixed Income Investments—Class P	1,291,407	334,334	369,333	438,105	149,635
UBS PACE High Yield Investments—Class A	5,115	—	—	2,976	2,139
UBS PACE High Yield Investments—Class Y	28,988	—	—	28,988	—
UBS PACE High Yield Investments—Class P	186,294	—	—	77,698	108,596
UBS PACE Large Co Value Equity Investments—Class B	107	—	—	—	107
UBS PACE Large Co Growth Equity Investments—Class B	11,588	5,487	2,941	2,705	455
UBS PACE Large Co Growth Equity Investments—Class C	2,421	1,704	—	641	76
UBS PACE Small/Medium Co Value Equity Investments—Class B	22	—	—	—	22
UBS PACE Small/Medium Co Value Equity Investments—Class P	191,723	75,649	31,628	84,446	—
UBS PACE Small/Medium Co Growth Equity Investments—Class B	2,379	590	143	895	751
UBS PACE Small/Medium Co Growth Equity Investments—Class P	479,934	101,672	154,596	188,202	35,464
UBS PACE Global Real Estate Securities Investments—Class A	206	—	—	—	206
UBS PACE Global Real Estate Securities Investments—Class C	64	—	—	—	64
UBS PACE Global Real Estate Securities Investments—Class Y	10,390	—	—	—	10,390
UBS PACE Global Real Estate Securities Investments—Class P	664	—	—	—	664
UBS PACE Alternative Strategies Investments—Class A	50,308	—	—	23,812	26,496
UBS PACE Alternative Strategies Investments—Class B	31	—	—	13	18
UBS PACE Alternative Strategies Investments—Class C	1,837	—	—	998	839
UBS PACE Alternative Strategies Investments—Class Y	61,695	—	—	61,695	—
UBS PACE Alternative Strategies Investments—Class P	248,321	—	—	102,877	145,444

UBS PACE Strategic Fixed Income Investments Class A, Class C and Class Y, UBS PACE Large Co Value Equity Investments Class A, Class C, Class Y and Class P, UBS PACE Large Co Growth Equity Investments Class A, Class Y and Class P, UBS PACE Small/Medium Co Value Equity Investments Class A, Class C and Class Y, UBS PACE Small/Medium Co Growth Equity Investments Class A, Class C and Class Y, UBS PACE International Equity Investments Class A, Class B, Class C, Class Y and Class P and UBS PACE International Emerging Markets Equity Investments Class A, Class B, Class C, Class Y and Class P have no remaining expense reimbursements subject to repayment.

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2007, UBS Global AM owed (was owed by) certain Portfolios for expense reimbursements (recouped expense reimbursements) as follows:

Portfolio	Amounts due (owed)
UBS PACE Money Market Investments	$94,697
UBS PACE Government Securities Fixed Income Investments	12,939
UBS PACE Intermediate Fixed Income Investments	(8,733)
UBS PACE Strategic Fixed Income Investments	(11,870)
UBS PACE Municipal Fixed Income Investments	5,643
UBS PACE Global Fixed Income Investments	22,716
UBS PACE High Yield Investments	25,369
UBS PACE Large Co Value Equity Investments	67
UBS PACE Large Co Growth Equity Investments	325
UBS PACE Small/Medium Co Value Equity Investments	(10,235)
UBS PACE Small/Medium Co Growth Equity Investments	387
UBS PACE International Equity Investments	—
UBS PACE International Emerging Markets Equity Investments	—
UBS PACE Global Real Estate Securities Investments	6,188
UBS PACE Alternative Strategies Investments	(1,688)

During the six months ended January 31, 2007, UBS PACE International Emerging Markets Equity Investments and UBS PACE Alternative Strategies Investments paid $32,503 and $41, respectively, in brokerage commissions to UBS Securities Asia Ltd., an indirect wholly owned subsidiary of UBS AG. UBS PACE Large Co Value Equity Investments and UBS PACE Alternative Strategies Investments paid $2,375 and $468, respectively, in brokerage commissions to UBS Securities LLC, an indirect wholly owned subsidiary of UBS AG. UBS PACE International Emerging Markets Equity Investments paid $6,750 in brokerage commissions to UBS Warburg LLC, an indirect wholly owned subsidiary of UBS AG. UBS PACE International Emerging Markets Equity Investments and UBS PACE Alternative Strategies Investments paid $30,935 and $758, respectively, in brokerage commissions to UBS AG, for transactions executed on behalf of the respective Portfolios.

Additional information regarding compensation to an affiliated board member

Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested trustee of the Portfolios. The Portfolios have been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. For the period ended January 31, 2007, the following Portfolios paid brokerage commissions to Morgan Stanley in the amounts as follows:

UBS PACE Large Co Value Equity Investments	$16,583
UBS PACE Large Co Growth Equity Investments	10,346
UBS PACE Small/Medium Co Value Equity Investments	7,386
UBS PACE Small/Medium Co Growth Equity Investments	6,413
UBS PACE International Equity Investments	66,260
UBS PACE International Emerging Markets Equity Investments	11,341
UBS PACE Global Real Estate Securities Investments	53
UBS PACE Alternative Strategies Investments	7,166

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

During the six months ended January 31, 2007, the following Portfolios purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having aggregate values as follows:

UBS PACE Money Market Investments	$238,897,189
UBS PACE Government Securities Fixed Income Investments	298,785,848
UBS PACE Intermediate Fixed Income Investments	15,491,352
UBS PACE Strategic Fixed Income Investments	677,509,264
UBS PACE Municipal Fixed Income Investments	14,920,181
UBS PACE Global Fixed Income Investments	62,085,220
UBS PACE High Yield Investments	467,006
UBS PACE Small/Medium Co Growth Equity Investments	3,079,400
UBS PACE International Equity Investments	4,818,511
UBS PACE Alternative Strategies Investments	6,218,123

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Service and distribution plans

UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") is the principal underwriter of each Portfolios' shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Portfolios (with the exception of UBS PACE Money Market Investments, which only offers Class P shares, and UBS PACE Global Real Estate Securities Investments, which does not offer Class B shares) pay UBS Global AM (US) monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees (1) at the annual rate of 0.75% of the average daily net assets on Class B and Class C shares for UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments Portfolios and (2) at the annual rate of 0.75% and 0.50% of the average daily net assets of Class B and Class C shares, respectively, for UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments, UBS PACE Global Fixed Income Investments and UBS PACE High Yield Investments Portfolios.

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares.

At January 31, 2007, certain Portfolios owed UBS Global AM (US) service and distribution fees, and for the period ended January 31, 2007, certain Portfolios were informed by UBS Global AM (US) that it had earned sales charges as follows:

Portfolio	Service and distribution fees owed	Sales charges earned by distributor
UBS PACE Government Securities Fixed Income Investments—Class A	$23,793	$6,563
UBS PACE Government Securities Fixed Income Investments—Class B	1,903	641
UBS PACE Government Securities Fixed Income Investments—Class C	18,659	2,138

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Service and distribution fees owed	Sales charges earned by distributor
UBS PACE Intermediate Fixed Income Investments—Class A	$12,010	$879
UBS PACE Intermediate Fixed Income Investments—Class B	384	53
UBS PACE Intermediate Fixed Income Investments—Class C	2,989	252
UBS PACE Strategic Fixed Income Investments—Class A	4,680	2,285
UBS PACE Strategic Fixed Income Investments—Class B	659	627
UBS PACE Strategic Fixed Income Investments—Class C	3,833	86
UBS PACE Municipal Fixed Income Investments—Class A	20,297	5,998
UBS PACE Municipal Fixed Income Investments—Class B	549	1,870
UBS PACE Municipal Fixed Income Investments—Class C	10,504	—
UBS PACE Global Fixed Income Investments—Class A	25,007	9,319
UBS PACE Global Fixed Income Investments—Class B	649	952
UBS PACE Global Fixed Income Investments—Class C	4,496	—
UBS PACE High Yield Investments—Class A	142	474
UBS PACE High Yield Investments—Class B	—	—
UBS PACE Large Co Value Equity Investments—Class A	63,859	25,256
UBS PACE Large Co Value Equity Investments—Class B	3,459	4,061
UBS PACE Large Co Value Equity Investments—Class C	30,915	337
UBS PACE Large Co Growth Equity Investments—Class A	18,204	10,803
UBS PACE Large Co Growth Equity Investments—Class B	825	1,847
UBS PACE Large Co Growth Equity Investments—Class C	6,508	103
UBS PACE Small/Medium Co Value Equity Investments—Class A	10,255	4,771
UBS PACE Small/Medium Co Value Equity Investments—Class B	1,250	2,011
UBS PACE Small/Medium Co Value Equity Investments—Class C	10,485	1
UBS PACE Small/Medium Co Growth Equity Investments—Class A	10,576	5,327
UBS PACE Small/Medium Co Growth Equity Investments—Class B	453	810
UBS PACE Small/Medium Co Growth Equity Investments—Class C	5,693	56
UBS PACE International Equity Investments—Class A	26,297	16,736
UBS PACE International Equity Investments—Class B	512	794
UBS PACE International Equity Investments—Class C	7,486	49
UBS PACE International Emerging Markets Equity Investments—Class A	5,402	7,856
UBS PACE International Emerging Markets Equity Investments—Class B	457	113
UBS PACE International Emerging Markets Equity Investments—Class C	5,291	232
UBS PACE Global Real Estate Securities Investments—Class A	55	—
UBS PACE Global Real Estate Securities Investments—Class C	69	—
UBS PACE Alternative Strategies Investments—Class A	5,129	48,746
UBS PACE Alternative Strategies Investments—Class B	13	—
UBS PACE Alternative Strategies Investments—Class C	601	—

Redemption fees

Prior to March 1, 2007, UBS PACE High Yield Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments charged a 1.00% redemption fee if you sold or exchanged Class A shares or sold Class Y shares less than 90 days after you purchased them. This amount would be paid to the applicable Portfolio not to UBS Global AM (US). For the period ended January 31, 2007, redemption fees paid to UBS PACE High Yield Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Securities Investments and UBS PACE Alternative Strategies Investments were $0, $1, $375, $0 and $93, respectively. Effective March 1, 2007, there will be a redemption fee of 1.00% on any class of shares, excluding UBS PACE Money Market Investments, if an investor sells or exchanges shares less than 90 days after purchase, subject to certain exemptions as noted in the prospectuses.

Transfer agency and related services fees

UBS Financial Services Inc. provides transfer agency related services to the Portfolios pursuant to a delegation of authority from PFPC Inc. ("PFPC"), the Portfolios' transfer agent, and was compensated for these services by PFPC, not the Portfolios.

For the period ended January 31, 2007, UBS Financial Services Inc. received from PFPC, not the Portfolios, total transfer agency related services fees as follows:

Portfolio	Transfer agency related services fees earned
UBS PACE Money Market Investments	$407,670
UBS PACE Government Securities Fixed Income Investments	207,185
UBS PACE Intermediate Fixed Income Investments	108,551
UBS PACE Strategic Fixed Income Investments	265,030
UBS PACE Municipal Fixed Income Investments	50,143
UBS PACE Global Fixed Income Investments	310,769
UBS PACE High Yield Investments	22,068
UBS PACE Large Co Value Equity Investments	399,394
UBS PACE Large Co Growth Equity Investments	349,187
UBS PACE Small/Medium Co Value Equity Investments	322,530
UBS PACE Small/Medium Co Growth Equity Investments	323,919
UBS PACE International Equity Investments	335,259
UBS PACE International Emerging Markets Equity Investments	288,316
UBS PACE Global Real Estate Securities Investments	623
UBS PACE Alternative Strategies Investments	34,464

For the period ended January 31, 2007, each Portfolio accrued transfer agency and related services fees payable to PFPC on each class as follows:

Portfolio	Transfer agency and related services fees
UBS PACE Money Market Investments	$736,952
UBS PACE Government Securities Fixed Income Investments—Class A	61,515
UBS PACE Government Securities Fixed Income Investments—Class B	1,485
UBS PACE Government Securities Fixed Income Investments—Class C	27,424
UBS PACE Government Securities Fixed Income Investments—Class Y	1,052
UBS PACE Government Securities Fixed Income Investments—Class P	272,677
UBS PACE Intermediate Fixed Income Investments—Class A	43,092
UBS PACE Intermediate Fixed Income Investments—Class B	595
UBS PACE Intermediate Fixed Income Investments—Class C	3,551
UBS PACE Intermediate Fixed Income Investments—Class Y	549
UBS PACE Intermediate Fixed Income Investments—Class P	152,315

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Transfer agency and related services fees
UBS PACE Strategic Fixed Income Investments—Class A	$13,363
UBS PACE Strategic Fixed Income Investments—Class B	842
UBS PACE Strategic Fixed Income Investments—Class C	3,683
UBS PACE Strategic Fixed Income Investments—Class Y	118
UBS PACE Strategic Fixed Income Investments—Class P	428,729
UBS PACE Municipal Fixed Income Investments—Class A	24,365
UBS PACE Municipal Fixed Income Investments—Class B	332
UBS PACE Municipal Fixed Income Investments—Class C	5,080
UBS PACE Municipal Fixed Income Investments—Class Y	89
UBS PACE Municipal Fixed Income Investments—Class P	62,276
UBS PACE Global Fixed Income Investments—Class A	88,508
UBS PACE Global Fixed Income Investments—Class B	720
UBS PACE Global Fixed Income Investments—Class C	4,932
UBS PACE Global Fixed Income Investments—Class Y	716
UBS PACE Global Fixed Income Investments—Class P	439,703
UBS PACE High Yield Investments—Class A	394
UBS PACE High Yield Investments—Class P	36,358
UBS PACE Large Co Value Equity Investments—Class A	146,861
UBS PACE Large Co Value Equity Investments—Class B	6,552
UBS PACE Large Co Value Equity Investments—Class C	25,300
UBS PACE Large Co Value Equity Investments—Class Y	1,453
UBS PACE Large Co Value Equity Investments—Class P	510,872
UBS PACE Large Co Growth Equity Investments—Class A	61,159
UBS PACE Large Co Growth Equity Investments—Class B	1,914
UBS PACE Large Co Growth Equity Investments—Class C	9,198
UBS PACE Large Co Growth Equity Investments—Class Y	410
UBS PACE Large Co Growth Equity Investments—Class P	536,423
UBS PACE Small/Medium Co Value Equity Investments—Class A	28,463
UBS PACE Small/Medium Co Value Equity Investments—Class B	2,032
UBS PACE Small/Medium Co Value Equity Investments—Class C	8,536
UBS PACE Small/Medium Co Value Equity Investments—Class Y	762
UBS PACE Small/Medium Co Value Equity Investments—Class P	494,723
UBS PACE Small/Medium Co Growth Equity Investments—Class A	35,337
UBS PACE Small/Medium Co Growth Equity Investments—Class B	1,435
UBS PACE Small/Medium Co Growth Equity Investments—Class C	6,245
UBS PACE Small/Medium Co Growth Equity Investments—Class Y	169
UBS PACE Small/Medium Co Growth Equity Investments—Class P	478,507
UBS PACE International Equity Investments—Class A	69,340
UBS PACE International Equity Investments—Class B	1,021
UBS PACE International Equity Investments—Class C	7,958
UBS PACE International Equity Investments—Class Y	1,539
UBS PACE International Equity Investments—Class P	482,161
UBS PACE International Emerging Markets Equity Investments—Class A	16,877
UBS PACE International Emerging Markets Equity Investments—Class B	631
UBS PACE International Emerging Markets Equity Investments—Class C	4,478
UBS PACE International Emerging Markets Equity Investments—Class Y	1,216
UBS PACE International Emerging Markets Equity Investments—Class P	454,510

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Transfer agency and related services fees
UBS PACE Global Real Estate Securities Investments—Class A	$36
UBS PACE Global Real Estate Securities Investments—Class C	11
UBS PACE Global Real Estate Securities Investments—Class Y	3
UBS PACE Global Real Estate Securities Investments—Class P	973
UBS PACE Alternative Strategies Investments—Class A	7,811
UBS PACE Alternative Strategies Investments—Class B	21
UBS PACE Alternative Strategies Investments—Class C	251
UBS PACE Alternative Strategies Investments—Class P	47,644

Securities lending

Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, each Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS Financial Services Inc., an indirect wholly owned subsidiary of UBS AG, and other affiliated broker-dealers have been approved as borrowers under the Portfolios' securities lending program. UBS Securities LLC is each Portfolio's lending agent.

For the period ended January 31, 2007, UBS Securities LLC earned compensation from certain Portfolios as the Portfolios' lending agent as follows:

Portfolio	Compensation
UBS PACE Intermediate Fixed Income Investments	$3,173
UBS PACE Strategic Fixed Income Investments	1,305
UBS PACE Global Fixed Income Investments	319
UBS PACE High Yield Investments	1,016
UBS PACE Large Co Value Equity Investments	32,074
UBS PACE Large Co Growth Equity Investments	25,927
UBS PACE Small/Medium Co Value Equity Investments	18,586
UBS PACE Small/Medium Co Growth Equity Investments	58,812
UBS PACE International Equity Investments	64,658
UBS PACE International Emerging Markets Equity Investments	27,316
UBS PACE Global Real Estate Securities Investments	5

At January 31, 2007, certain Portfolios owed UBS Securities LLC compensation as the Portfolios' lending agent as follows:

Portfolio	Amounts owed
UBS PACE Intermediate Fixed Income Investments	$684
UBS PACE Strategic Fixed Income Investments	222
UBS PACE Global Fixed Income Investments	41

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Amounts owed
UBS PACE High Yield Investments	$181
UBS PACE Large Co Value Equity Investments	5,704
UBS PACE Large Co Growth Equity Investments	4,859
UBS PACE Small/Medium Co Value Equity Investments	3,910
UBS PACE Small/Medium Co Growth Equity Investments	8,888
UBS PACE International Equity Investments	13,025
UBS PACE International Emerging Markets Equity Investments	4,175
UBS PACE Global Real Estate Securities Investments	5

At January 31, 2007 UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Equity Investments had securities on loan having a market value of $237,268,029 and $206,265,189, respectively. The custodian for UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Equity Investments held cash and cash equivalents as collateral for securities loaned of $217,146,169 and $172,277,968, respectively. In addition UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Equity Investments held US Government obligations having an aggregate value of $26,261,282 and $37,946,833, respectively as collateral for portfolio securities loaned as follows:

Principal amount (000)	Maturity dates	Interest rates	Value
UBS PACE Large Co Value Equity Investments
$25,871 US Treasury Inflation Index Notes	04/15/10	0.875%	$26,261,282
UBS PACE Large Co Growth Equity Investments
$37,385 US Treasury Inflation Index Notes	04/15/10	0.875%	$37,946,833

Bank line of credit

Each Portfolio, other than UBS PACE Money Market Investments, UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments and UBS PACE Alternative Strategies Investments, participates with other funds managed, advised or sub-advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company ("Committed Credit Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Portfolio at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, each Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. Interest is charged to each Portfolio at the overnight federal funds rate in effect at the time of borrowings, plus 0.50%. For the six months ended January 31, 2007, the following Portfolios had borrowings:

Portfolio	Average daily amount of borrowing outstanding	Days outstanding	Weighted average annualized interest rate	Interest expense
UBS PACE Small/Medium Co Growth Equity Investments	$354,301	16	5.780%	$910
UBS PACE International Equity Investments	1,955,433	16	5.820	5,058
UBS PACE International Emerging Markets Equity Investments	1,631,001	22	5.780	5,761

For the period August 1, 2006 through September 11, 2006, UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Equity Investments participated with other funds advised by UBS Global AM, in a $50 million committed credit facility with JPMorgan Chase Bank ("JPMorgan Chase Bank Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

of shares of each Portfolio at the request of shareholders and other temporary or emergency purposes. Under the JPMorgan Chase Bank Facility arrangement, each Portfolio had agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the JPMorgan Chase Bank Facility. Interest would be charged to each Portfolio at the overnight federal funds rate in effect at the time of borrowings, plus 0.50%. For the six months ended January 31, 2007, none of the Portfolios borrowed under the JPMorgan Chase Bank Facility. Effective September 12, 2006, the amount of the committed credit facility increased from $50 million to $75 million. Also, UBS PACE Alternative Strategies Investments was added to the $75 million credit facility with JPMorgan Chase Bank.

Purchases and sales of securities

For the period ended January 31, 2007, aggregate purchases and sales of portfolio securities, excluding short-term securities and US Government and agency securities, were as follows:

Portfolio	Purchases	Sales
UBS PACE Government Securities Fixed Income Investments	$5,008,594	$11,018,207
UBS PACE Intermediate Fixed Income Investments	26,985,703	41,596,785
UBS PACE Strategic Fixed Income Investments	65,263,436	82,559,727
UBS PACE Municipal Fixed Income Investments	69,838,059	55,446,817
UBS PACE Global Fixed Income Investments	242,068,750	193,499,330
UBS PACE High Yield Investments	31,459,336	1,901,063
UBS PACE Large Co Value Equity Investments	697,290,515	699,733,734
UBS PACE Large Co Growth Equity Investments	320,638,637	261,825,487
UBS PACE Small/Medium Co Value Equity Investments	123,660,026	127,343,044
UBS PACE Small/Medium Co Growth Equity Investments	148,461,322	140,941,321
UBS PACE International Equity Investments	355,087,206	329,405,742
UBS PACE International Emerging Markets Equity Investments	83,538,695	93,572,461
UBS PACE Alternative Strategies Investments	192,987,823	98,898,062
UBS PACE Global Real Estate Securities Investments	10,367,017	971,478

For the six months ended January 31, 2007, aggregate purchases and sales of US Government and agency securities, excluding short-term securities, were as follows:

Portfolio	Purchases	Sales
UBS PACE Government Securities Fixed Income Investments	$2,411,909,098	$2,246,890,088
UBS PACE Intermediate Fixed Income Investments	680,927,359	678,213,909
UBS PACE Strategic Fixed Income Investments	907,052,643	745,835,351
UBS PACE Global Fixed Income Investments	13,162,360	2,583,409
UBS PACE Large Co Growth Equity Investments	127,519	—
UBS PACE Alternative Strategies Investments	—	69,909

Commission recapture program

The Board has approved a brokerage commission recapture program for the following Portfolios: UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments. These Portfolios have established commission recapture arrangements with certain participating brokers or dealers. If a Portfolio's investment sub-advisor chooses to execute a transaction through a participating broker, the broker will rebate a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolio. The recaptured commissions are reflected on the Statement of operations within the net realized and unrealized gains (losses) on investment activities.

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Federal tax status

Each of the Portfolios intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended July 31, 2006 was as follows:

Portfolio	Tax-exempt income	Ordinary income	Long term realized capital gains	Return of capital
UBS PACE Money Market Investments	—	$11,179,756	—	—
UBS PACE Government Securities Fixed Income Investments	—	28,579,154	$187,751	—
UBS PACE Intermediate Fixed Income Investments	—	14,632,927	—	—
UBS PACE Strategic Fixed Income Investments	—	24,484,680	—	$895,276
UBS PACE Municipal Fixed Income Investments	$8,175,630	10,739	—	—
UBS PACE Global Fixed Income Investments	—	27,895,802	2,720,107	—
UBS PACE High Yield Investments	—	212,454	—	—
UBS PACE Large Co Value Equity Investments	—	14,161,572	28,679,733	—
UBS PACE Large Co Growth Equity Investments	—	1,015,518	—	—
UBS PACE Small/Medium Co Value Equity Investments	—	5,242,333	74,732,806	—
UBS PACE Small/Medium Co Growth Equity Investments	—	7,275,452	51,909,703	—
UBS PACE International Equity Investments	—	14,618,152	—	—
UBS PACE International Emerging Markets Equity Investments	—	2,405,052	—	—

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Trust's fiscal year ending July 31, 2007.

At July 31, 2006, the following Portfolios had net capital loss carryforwards available as reductions, to the extent provided in the regulations, of future net realized capital gains. These losses expire as follows:

Fiscal year ending	UBS PACE Money Market Investments	UBS PACE Government Securities Fixed Income Investments	UBS PACE Intermediate Fixed Income Investments	UBS PACE Strategic Fixed Income Investments	UBS PACE Municipal Fixed Income Investments	UBS PACE High Yield Investments	UBS PACE Large Co Growth Equity Investments	UBS PACE Alternative Strategies Investments
2006	—	—	—	—	—	—	—	—
2007	$161	—	$19,243,361	$3,237,458	—	—	—	—
2008	—	—	3,620,638	—	$1,519,395	—	—	—
2009	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—
2011	—	—	9,353,216	—	—	—	$105,450,236	—
2012	—	—	7,849,781	—	—	—	—	—
2013	—	—	—	—	—	—	—	—
2014	272	$754,479	3,023,333	4,672,538	—	$37,499	—	$311,525
Total	$433	$754,479	$43,090,329	$7,909,996	$1,519,395	$37,499	$105,450,236	$311,525

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

During the fiscal year ended July 31, 2006, the following Portfolios utilized capital loss carryforwards to offset realized gains:

Portfolio	Capital loss carryforwards utilized
UBS PACE Municipal Fixed Income Investments	$179,275
UBS PACE Large Co Value Equity Investments	13,004,616
UBS PACE Large Co Growth Equity Investments	65,854,731
UBS PACE International Equity Investments	43,798,411
UBS PACE International Emerging Markets Equity Investments	5,417,228

In accordance with US Treasury regulations, the following Portfolios have elected to defer realized capital losses, foreign currency losses and passive foreign investment company losses ("PFIC") arising after October 31, 2005. Such losses are treated for tax purposes as arising on August 1, 2006:

Portfolio	Capital losses	Foreign currency losses	PFIC losses
UBS PACE Money Market Investments	$177	—	—
UBS PACE Government Securities Fixed Income Investments	8,566,881	—	—
UBS PACE Intermediate Fixed Income Investments	3,767,626	—	—
UBS PACE Strategic Fixed Income Investments	6,502,378	—	—
UBS PACE Municipal Fixed Income Investments	1,209,018	—	—
UBS PACE Global Fixed Income Investments	5,047,351	$697,526	—
UBS PACE International Equity Investments	—	409,104	$86,435
UBS PACE International Emerging Markets Equity Investments	—	141,467	—

For federal income tax purposes, which was substantially the same for book purposes, the tax cost of investments and the components of net unrealized appreciation (depreciation) of investments at January 31, 2007 were as follows:

Portfolio	Tax cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
UBS PACE Money Market Investments	$356,354,934	—	—	—
UBS PACE Government Securities Fixed Income Investments	864,455,790	$1,886,943	$(8,177,373)	$(6,290,430)
UBS PACE Intermediate Fixed Income Investments	484,806,344	720,363	(3,804,230)	(3,083,867)
UBS PACE Strategic Fixed Income Investments	697,675,676	3,966,663	(7,706,324)	(3,739,661)
UBS PACE Municipal Fixed Income Investments	268,058,045	2,013,696	(1,862,254)	151,442
UBS PACE Global Fixed Income Investments	486,589,976	10,124,084	(6,606,756)	3,517,328
UBS PACE High Yield Investments	46,100,166	560,932	(116,015)	444,917
UBS PACE Large Co Value Equity Investments	1,596,317,092	235,162,636	(6,457,913)	228,704,723
UBS PACE Large Co Growth Equity Investments	1,207,971,340	239,288,460	(13,112,050)	226,176,410
UBS PACE Small/Medium Co Value Equity Investments	565,629,600	91,755,599	(11,300,431)	80,455,168
UBS PACE Small/Medium Co Growth Equity Investments	529,363,120	80,633,305	(14,035,628)	66,597,677
UBS PACE International Equity Investments	1,133,519,143	273,823,779	(6,396,788)	267,426,991
UBS PACE International Emerging Markets Equity Investments	310,394,333	87,737,861	(3,670,131)	84,067,730
UBS PACE Global Real Estate Securities Investments	9,754,191	593,551	(33,383)	560,168
UBS PACE Alternative Strategies Investments	213,876,897	14,000,255	(932,931)	13,067,324

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Portfolio's tax return to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense in the current year. Based on the Securities and Exchange Commission's announcement on December 22, 2006, the implementation of FIN 48 must be incorporated into accounting practice no later than the last business day that occurs in the period covered by the Portfolios' January 31, 2008 semiannual report. Management continues to evaluate the application of FIN 48 to the Portfolios, and is not in a position at this time to estimate the significance of its impact, if any, to the Portfolios' financial statements.

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios, except UBS PACE Money Market Investments, about which similar information is provided on the Statement of changes in net assets, were as follows:

UBS PACE Government Securities Fixed Income Investments

For the six months ended January 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	78,252	$1,010,785	2,030	$25,946	17,106	$221,938
Shares repurchased	(605,729)	(7,820,495)	(27,662)	(356,637)	(188,659)	(2,437,452)
Shares converted from Class B to Class A	27,066	351,411	(27,060)	(351,411)	—	—
Dividends reinvested	134,402	1,731,951	2,436	31,397	36,714	473,468
Net decrease	(366,009)	$(4,726,348)	(50,256)	$(650,705)	(134,839)	$(1,742,046)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	158,368	$2,061,161	5,267,649	$68,025,706
Shares repurchased	(56,940)	(735,645)	(3,578,559)	(46,168,583)
Dividends reinvested	16,114	207,752	711,584	9,171,621
Net increase	117,542	$1,533,268	2,400,674	$31,028,744

For the year ended July 31, 2006:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	119,930	$1,541,052	6,877	$89,990	9,740	$124,745
Shares repurchased	(2,193,158)	(28,268,978)	(53,936)	(695,900)	(481,288)	(6,214,052)
Shares converted from Class B to Class A	66,135	857,342	(66,135)	(857,342)	—	—
Dividends reinvested	363,468	4,676,245	7,817	100,712	102,071	1,314,160
Net decrease	(1,643,625)	$(21,194,339)	(105,377)	$(1,362,540)	(369,477)	$(4,775,147)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	56,979	$734,234	10,488,906	$135,195,237
Shares repurchased	(194,684)	(2,506,140)	(5,872,595)	(75,620,212)
Dividends reinvested	40,052	515,657	1,503,288	19,327,381
Net increase (decrease)	(97,653)	$(1,256,249)	6,119,599	$78,902,406

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE Intermediate Fixed Income Investments

For the six months ended January 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	109,610	$1,246,190	221	$2,510	3,724	$42,303
Shares repurchased	(548,436)	(6,244,829)	(7,157)	(81,464)	(69,345)	(789,156)
Shares converted from Class B to Class A	10,742	121,625	(10,723)	(121,625)	—	—
Dividends reinvested	66,387	754,231	409	4,654	4,665	53,054
Net decrease	(361,697)	$(4,122,783)	(17,250)	$(195,925)	(60,956)	$(693,799)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	44,292	$503,146	4,709,957	$53,627,121
Shares repurchased	(44,183)	(503,006)	(4,514,092)	(51,358,339)
Dividends reinvested	2,312	26,280	606,007	6,888,084
Net increase	2,421	$26,420	801,872	$9,156,866

For the year ended July 31, 2006:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	144,344	$1,634,312	70	$785	16,431	$186,675
Shares repurchased	(1,608,717)	(18,243,585)	(13,718)	(155,416)	(227,310)	(2,579,489)
Shares converted from Class B to Class A	58,434	663,974	(58,327)	(663,974)	—	—
Dividends reinvested	135,952	1,539,224	1,242	14,117	10,369	117,585
Net decrease	(1,269,987)	$(14,406,075)	(70,733)	$(804,488)	(200,510)	$(2,275,229)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	32,822	$371,976	10,698,506	$121,374,286
Shares repurchased	(37,806)	(429,209)	(8,383,191)	(95,003,494)
Dividends reinvested	3,434	38,888	1,050,386	11,891,501
Net increase (decrease)	(1,550)	$(18,345)	3,365,701	$38,262,293

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE Strategic Fixed Income Investments

For the six months ended January 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	239,128	$3,226,221	941	$12,692	9,513	$128,373
Shares repurchased	(216,648)	(2,918,325)	(9,186)	(123,616)	(49,896)	(671,411)
Shares converted from Class B to Class A	17,780	239,401	(17,788)	(239,401)	—	—
Dividends reinvested	27,720	372,846	822	11,056	7,136	96,005
Net increase (decrease)	67,980	$920,143	(25,211)	$(339,269)	(33,247)	$(447,033)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	15,234	$205,429	7,142,878	$96,190,086
Shares repurchased	(8,742)	(117,094)	(4,328,394)	(58,239,406)
Dividends reinvested	1,257	16,891	952,790	12,810,837
Net increase	7,749	$105,226	3,767,274	$50,761,517

For the year ended July 31, 2006:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	245,115	$3,295,291	2,478	$33,312	17,839	$241,745
Shares repurchased	(477,132)	(6,423,257)	(20,214)	(275,864)	(144,787)	(1,954,494)
Shares converted from Class B to Class A	58,725	805,296	(58,740)	(805,296)	—	—
Dividends reinvested	60,755	819,199	2,573	34,801	18,302	246,924
Net decrease	(112,537)	$(1,503,471)	(73,903)	$(1,013,047)	(108,646)	$(1,465,825)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	35,268	$475,173	15,053,005	$202,816,935
Shares repurchased	(53,564)	(719,561)	(7,062,349)	(95,033,698)
Dividends reinvested	3,211	43,316	1,758,547	23,655,079
Net increase (decrease)	(15,085)	$(201,072)	9,749,203	$131,438,316

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE Municipal Fixed Income Investments

For the six months ended January 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	75,351	$931,618	32	$400	2,791	$34,531
Shares repurchased	(560,099)	(6,931,617)	(15,981)	(197,682)	(93,403)	(1,155,443)
Shares converted from Class B to Class A	12,829	158,497	(12,829)	(158,497)	—	—
Dividends reinvested	86,125	1,064,671	300	3,709	13,844	171,160
Net decrease	(385,794)	$(4,776,831)	(28,478)	$(352,070)	(76,768)	$(949,752)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	158	$1,968	2,584,575	$31,961,640
Shares repurchased	(3,301)	(40,917)	(1,344,372)	(16,623,359)
Dividends reinvested	93	1,155	198,052	2,448,213
Net increase (decrease)	(3,050)	$(37,794)	1,438,255	$17,786,494

For the year ended July 31, 2006:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	188,769	$2,329,335	4,662	$57,964	11,097	$136,271
Shares repurchased	(1,584,062)	(19,592,475)	(81,648)	(1,013,255)	(338,225)	(4,177,074)
Shares converted from Class B to Class A	57,785	714,611	(57,765)	(714,611)	—	—
Dividends reinvested	186,656	2,305,611	1,611	19,953	33,062	408,429
Net decrease	(1,150,852)	$(14,242,918)	(133,140)	$(1,649,949)	(294,066)	$(3,632,374)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	8	$95	4,309,033	$53,238,726
Shares repurchased	(786)	(9,734)	(2,166,439)	(26,786,468)
Dividends reinvested	256	3,165	330,686	4,081,548
Net increase (decrease)	(522)	$(6,474)	2,473,280	$30,533,806

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE Global Fixed Income Investments

For the six months ended January 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	258,944	$2,909,122	4,727	$52,743	20,086	$223,632
Shares repurchased	(927,108)	(10,380,493)	(7,463)	(83,201)	(59,018)	(658,959)
Shares converted from Class B to Class A	9,221	105,359	(9,202)	(105,359)	—	—
Dividends reinvested	106,681	1,193,133	312	3,505	5,623	62,898
Net decrease	(552,262)	$(6,172,879)	(11,626)	$(132,312)	(33,309)	$(372,429)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	16,526	$184,649	5,251,545	$58,806,488
Shares repurchased	(56,121)	(627,981)	(2,977,727)	(33,364,732)
Dividends reinvested	9,117	101,849	454,814	5,085,542
Net increase (decrease)	(30,478)	$(341,483)	2,728,632	$30,527,298

For the year ended July 31, 2006:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	384,370	$4,334,016	4,197	$48,867	38,437	$437,093
Shares repurchased	(2,200,009)	(24,934,708)	(22,590)	(253,820)	(147,790)	(1,667,050)
Shares converted from Class B to Class A	30,391	333,149	(29,598)	(333,149)	—	—
Dividends reinvested	586,170	6,526,303	3,175	35,374	35,870	398,917
Net decrease	(1,199,078)	$(13,741,240)	(44,816)	$(502,728)	(73,483)	$(831,040)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	74,327	$832,061	11,202,280	$126,668,790
Shares repurchased	(281,401)	(3,175,093)	(5,168,419)	(58,423,754)
Dividends reinvested	49,346	549,341	1,837,524	20,451,700
Net increase (decrease)	(157,728)	$(1,793,691)	7,871,385	$88,696,736

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE High Yield Investments

For the six months ended January 31, 2007:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	35,881	$356,983	3,341,987	$33,387,243
Shares repurchased	(2,209)	(22,170)	(218,172)	(2,178,987)
Dividends reinvested	1,216	12,151	84,769	848,114
Net increase	34,888	$346,964	3,208,584	$32,056,370

For the period ended July 31, 2006:

	Class A1		Class Y2		Class P3
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	35,047	$344,952	1,000,000	$10,000,361	1,138,080	$11,171,913
Shares repurchased	(99)	(968)	(1,012,429)	(9,925,339)	(15,510)	(151,780)
Dividends reinvested	201	1,960	12,429	122,377	8,845	86,395
Net increase	35,149	$345,944	—	$197,399	1,131,415	$11,106,528

1  For the period May 1, 2006 (commencement of issuance) through July 31, 2006.

2  For the period April 3, 2006 (commencement of issuance) through July 24, 2006.

3  For the period April 10, 2006 (commencement of issuance) through July 31, 2006.

UBS PACE Large Co Value Equity Investments

For the six months ended January 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	146,748	$3,381,942	845	$19,042	9,688	$221,415
Shares repurchased	(1,003,847)	(22,927,553)	(25,003)	(561,266)	(156,280)	(3,559,529)
Shares converted from Class B to Class A	48,635	1,143,135	(48,716)	(1,143,135)	—	—
Dividends reinvested	1,560,757	33,821,608	19,761	430,984	179,885	3,908,904
Net increase (decrease)	752,293	$15,419,132	(53,113)	$(1,254,375)	33,293	$570,790
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	50,732	$1,167,651	6,015,866	$137,116,732
Shares repurchased	(171,205)	(3,920,748)	(5,264,619)	(120,175,778)
Dividends reinvested	256,183	5,566,843	6,694,777	145,075,820
Net increase	135,710	$2,813,746	7,446,024	$162,016,774

For the year ended July 31, 2006:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	298,811	$6,412,644	8,552	$184,505	25,853	$551,145
Shares repurchased	(2,598,811)	(55,492,178)	(75,526)	(1,602,926)	(381,789)	(8,102,680)
Shares converted from Class B to Class A	116,905	2,468,395	(117,027)	(2,468,395)	—	—
Dividends reinvested	408,766	8,539,044	5,820	122,164	38,531	806,834
Net decrease	(1,774,329)	$(38,072,095)	(178,181)	$(3,764,652)	(317,405)	$(6,744,701)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	169,473	$3,664,657	14,281,941	$306,076,290
Shares repurchased	(341,642)	(7,358,722)	(8,123,091)	(174,275,988)
Dividends reinvested	67,344	1,409,511	1,464,350	30,590,279
Net increase (decrease)	(104,825)	$(2,284,554)	7,623,200	$162,390,581

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE Large Co Growth Equity Investments

For the six months ended January 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	209,931	$3,539,558	3,562	$59,192	9,605	$158,345
Shares repurchased	(696,065)	(11,938,291)	(18,672)	(301,552)	(63,380)	(1,039,296)
Shares converted from Class B to Class A	24,532	417,916	(25,752)	(417,916)	—	—
Net decrease	(461,602)	$(7,980,817)	(40,862)	$(660,276)	(53,775)	$(880,951)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	51,073	$895,190	8,173,789	$140,749,122
Shares repurchased	(99,795)	(1,734,430)	(5,711,830)	(98,202,167)
Dividends reinvested	3,883	69,862	122,457	2,194,425
Net increase (decrease)	(44,839)	$(769,378)	2,584,416	$44,741,380

For the year ended July 31, 2006:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	367,264	$5,968,036	6,255	$97,390	24,651	$382,048
Shares repurchased	(1,248,657)	(20,117,497)	(35,441)	(542,060)	(172,510)	(2,667,738)
Shares converted from Class B to Class A	80,059	1,287,253	(83,381)	(1,287,253)	—	—
Net decrease	(801,334)	$(12,862,208)	(112,567)	$(1,731,923)	(147,859)	$(2,285,690)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	179,452	$2,959,772	19,306,063	$315,893,240
Shares repurchased	(324,418)	(5,392,719)	(8,913,379)	(145,558,725)
Dividends reinvested	2,340	38,639	58,525	962,148
Net increase (decrease)	(142,626)	$(2,394,308)	10,451,209	$171,296,663

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE Small/Medium Co Value Equity Investments

For the six months ended January 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	71,938	$1,308,792	472	$8,014	1,754	$30,672
Shares repurchased	(268,052)	(4,891,070)	(16,185)	(269,747)	(43,358)	(740,346)
Shares converted from Class B to Class A	19,332	346,165	(20,464)	(346,165)	—	—
Dividends reinvested	99,896	1,817,115	3,418	58,526	29,379	504,135
Net decrease	(76,886)	$(1,418,998)	(32,759)	$(549,372)	(12,225)	$(205,539)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	31,352	$585,546	2,676,410	$49,286,894
Shares repurchased	(49,604)	(918,285)	(2,311,212)	(42,511,081)
Dividends reinvested	9,166	170,205	914,239	16,885,991
Net increase (decrease)	(9,086)	$(162,534)	1,279,437	$23,661,804

For the year ended July 31, 2006:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	176,973	$3,302,432	2,431	$41,745	18,816	$341,172
Shares repurchased	(636,857)	(12,011,649)	(42,830)	(780,734)	(143,564)	(2,596,404)
Shares converted from Class B to Class A	77,554	1,542,871	(81,018)	(1,542,871)	—	—
Dividends reinvested	516,462	8,919,301	28,265	464,391	147,996	2,436,018
Net increase (decrease)	134,132	$1,752,955	(93,152)	$(1,817,469)	23,248	$180,786
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	67,834	$1,295,458	5,922,341	$113,337,362
Shares repurchased	(92,594)	(1,792,323)	(3,928,219)	(75,289,275)
Dividends reinvested	46,375	813,889	3,772,384	66,016,733
Net increase	21,615	$317,024	5,766,506	$104,064,820

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE Small/Medium Co Growth Equity Investments

For the six months ended January 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	63,552	$979,244	2,666	$38,721	4,171	$59,633
Shares repurchased	(408,171)	(6,262,553)	(8,472)	(121,835)	(57,014)	(818,364)
Shares converted from Class B to Class A	10,346	157,210	(10,951)	(157,210)	—	—
Dividends reinvested	81,515	1,267,551	1,001	14,668	12,570	185,024
Net decrease	(252,758)	$(3,858,548)	(15,756)	$(225,656)	(40,273)	$(573,707)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	97,870	$1,553,714	3,173,409	$49,215,269
Shares repurchased	(85,935)	(1,340,830)	(2,608,634)	(40,406,924)
Dividends reinvested	8,337	132,391	699,722	11,062,606
Net increase	20,272	$345,275	1,264,497	$19,870,951

For the year ended July 31, 2006:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	186,722	$2,997,208	5,156	$79,675	36,244	$572,111
Shares repurchased	(790,803)	(12,675,151)	(27,402)	(417,208)	(117,262)	(1,797,998)
Shares converted from Class B to Class A	49,563	806,026	(51,891)	(806,026)	—	—
Dividends reinvested	489,892	7,206,309	11,359	159,136	75,965	1,068,066
Net decrease	(64,626)	$(1,665,608)	(62,778)	$(984,423)	(5,053)	$(157,821)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	117,708	$1,906,674	7,008,102	$113,350,724
Shares repurchased	(92,125)	(1,469,870)	(4,526,925)	(73,143,359)
Dividends reinvested	36,383	543,931	3,293,145	49,133,736
Net increase	61,966	$980,735	5,774,322	$89,341,101

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE International Equity Investments

For the six months ended January 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	268,661	$5,375,055	2,940	$56,032	14,392	$280,562
Shares repurchased	(342,257)	(6,832,360)	(7,569)	(143,372)	(35,332)	(690,744)
Shares converted from Class B to Class A	6,892	141,200	(7,058)	(141,200)	—	—
Dividends reinvested	582,691	11,280,906	3,037	57,796	41,358	787,045
Net increase (decrease)	515,987	$9,964,801	(8,650)	$(170,744)	20,418	$376,863
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	147,317	$2,939,193	5,952,932	$118,127,702
Shares repurchased	(165,551)	(3,259,671)	(5,465,092)	(108,598,569)
Dividends reinvested	321,356	6,218,236	5,308,630	102,562,726
Net increase	303,122	$5,897,758	5,796,470	$112,091,859

For the year ended July 31, 2006:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	270,130	$4,838,446	8,490	$146,423	24,571	$424,129
Shares repurchased	(794,492)	(13,853,925)	(10,150)	(167,635)	(123,358)	(2,066,602)
Shares converted from Class B to Class A	13,374	232,277	(13,695)	(232,277)	—	—
Dividends reinvested	74,768	1,259,848	58	953	2,415	40,091
Net decrease	(436,220)	$(7,523,354)	(15,297)	$(252,536)	(96,372)	$(1,602,382)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	355,967	$6,340,447	14,854,389	$260,606,682
Shares repurchased	(519,152)	(9,332,907)	(8,675,219)	(153,838,634)
Dividends reinvested	51,414	865,304	721,319	12,132,586
Net increase (decrease)	(111,771)	$(2,127,156)	6,900,489	$118,900,634

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE International Emerging Markets Equity Investments

For the six months ended January 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	102,826	$1,982,301	2,817	$51,448	20,717	$396,265
Shares repurchased	(132,819)	(2,583,563)	(2,239)	(43,338)	(34,938)	(644,260)
Shares converted from Class B to Class A	4,478	94,495	(4,669)	(94,495)	—	—
Dividends reinvested	176,540	3,295,997	3,791	68,082	43,918	788,770
Net increase (decrease)	151,025	$2,789,230	(300)	$(18,303)	29,697	$540,775
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	115,435	$2,293,365	1,517,248	$29,578,447
Shares repurchased	(181,943)	(3,535,953)	(1,839,692)	(35,896,138)
Dividends reinvested	162,473	3,069,117	2,104,989	39,657,998
Net increase	95,965	$1,826,529	1,782,545	$33,340,307

For the year ended July 31, 2006:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	504,023	$9,028,037	13,457	$231,908	79,594	$1,382,483
Shares repurchased	(456,144)	(8,253,777)	(7,947)	(132,821)	(85,983)	(1,429,206)
Shares converted from Class B to Class A	22,391	380,107	(23,285)	(380,107)	—	—
Dividends reinvested	9,331	157,418	—	—	518	8,446
Net increase (decrease)	79,601	$1,311,785	(17,775)	$(281,020)	(5,871)	$(38,277)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	759,791	$13,493,360	4,117,657	$73,243,262
Shares repurchased	(629,821)	(11,231,839)	(3,249,872)	(58,378,232)
Dividends reinvested	11,459	195,256	118,259	2,010,406
Net increase	141,429	$2,456,777	986,044	$16,875,436

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE Global Real Estate Securities Investments

For the period ended January 31, 2007:

	Class A1		Class C1		Class Y2
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	48,962	$488,087	10,092	$99,561	1,000,000	$10,000,000
Shares repurchased	(1,000)	(9,860)	—	—	(327,552)	(3,400,000)
Dividends reinvested	13	122	8	80	4,429	43,000
Net increase	47,975	$478,349	10,100	$99,641	676,877	$6,643,000
	Class P3
	Shares	Amount
Shares sold	307,712	$3,206,042
Shares repurchased	(1,451)	(14,981)
Net increase	306,261	$3,191,061

1  For the period December 18, 2006 (commencement of issuance) through January 31, 2007.

2  For the period November 30, 2006 (commencement of issuance) through January 31, 2007.

3  For the period January 22, 2007 (commencement of issuance) through January 31, 2007.

UBS PACE Alternative Strategies Investments

For the six months ended January 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,540,732	$15,773,353	1,116	$11,246	43,531	$442,323
Shares repurchased	(185,330)	(1,904,108)	—	—	(1,189)	(12,231)
Dividends reinvested	10,645	111,138	4	46	116	1,207
Net increase	1,366,047	$13,980,383	1,120	$11,292	42,458	$431,299
	Class P
	Shares	Amount
Shares sold	13,636,013	$139,992,969
Shares repurchased	(636,846)	(6,518,339)
Dividends reinvested	78,613	821,497
Net increase	13,077,780	$134,296,127

For the period ended July 31, 2006:

	Class A1		Class B2		Class C3
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,067,618	$10,487,126	305	$3,000	30,443	$305,060
Shares repurchased	(21,099)	(206,196)	—	—	—	—
Net increase	1,046,519	$10,280,930	305	$3,000	30,443	$305,060
	Class Y4		Class P1
	Shares	Amount	Shares	Amount
Shares sold	5,000,000	$50,000,164	4,809,469	$47,158,614
Shares repurchased	(5,000,000)	(49,019,007)	(90,631)	(883,290)
Net increase	—	$981,157	4,718,838	$46,275,324

1  For the period April 10, 2006 (commencement of issuance) through July 31, 2006.

2  For the period May 19, 2006 (commencement of issuance) through July 31, 2006.

3  For the period April 11, 2006 (commencement of issuance) through July 31, 2006.

4  For the period April 3, 2006 (commencement of issuance) through July 26, 2006.

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Subsequent events

After the close of the reporting period, UBS PACE Real Estate Securities Investments changed its name to "UBS PACE Global Real Estate Securities Investments" effective March 26, 2007. The name change reflects the Portfolio's investment strategies. The Portfolio may invest in the securities of issuers located in a number of different countries throughout the world. Under normal market circumstances, the Portfolio will maintain exposure to real estate related securities of issuers in the United States and in at least three countries outside the United States. The amount invested outside the United States may vary, and at any given time, the Portfolio might or might not have a significant exposure to non-US securities depending upon the investment advisor's investment decisions.

In addition, subsequent to the close of the reporting period, investment advisory arrangements for UBS PACE Small/Medium Co Growth Equity Investments changed. Delaware Management Company, which had managed a segment of the Portfolio, was replaced with Copper Rock Capital Partners, LLC ("Copper Rock"), effective March 1, 2007. Pursuant to the Sub-Advisory Agreement with Copper Rock, UBS Global AM (not the Portfolio) pays Copper Rock a fee, computed daily and payable monthly in the annual amount of 0.45% for the first $100 million of the Portfolio's average daily net assets that it manages and 0.40% of the Portfolio's average daily net assets that it manages in excess of $100 million.

UBS PACE Select Advisors Trust

General information (unaudited)

Quarterly Form N-Q portfolio schedule

Each Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolios upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of each Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a Portfolio directly at 1-800-647 1568, online on a Portfolio's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments—Board Approval of New Sub-Advisory Agreement (unaudited)

Background—At a meeting of the board of UBS PACE Select Advisors Trust (the "Trust") held on September 20, 2006, the members of the board, including the Trustees who are not "interested persons" of the Trust ("Independent Trustees"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), considered and approved a proposed sub-advisory agreement between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and BlackRock Financial Management, Inc. ("BlackRock") with respect to UBS PACE Intermediate Fixed Income Investments (the "Portfolio"). The board was requested to consider the approval of the proposed sub-advisory agreement with BlackRock, which has been a subadvisor to the Fund since 2002, because BlackRock had announced a proposed change in its ownership and control which may be deemed to result in a "change of control" under the 1940 Act, and therefore an assignment and the automatic termination of the current sub-advisory agreement under the 1940 Act. BlackRock Inc., the parent company of BlackRock, was expected to complete a transaction involving the acquisition of an investment advisory division of Merrill Lynch & Co. Inc. ("Merrill Lynch") before the end of September. Hence, the board was being asked to approve the new sub-advisory agreement that would become effective upon the termination of the current agreement.

Representatives of BlackRock met with the board at the September 2006 meeting to discuss the proposed transaction and its anticipated effect, if any, on the Portfolio and the portfolio management team. In addition to the information and factors discussed below, the board considered the information it received on the anticipated merger and certain other factors, including the merger's expected effect on BlackRock's portfolio management team and UBS Global AM's continued recommendation of BlackRock. The board noted that, pursuant to materials provided to the board, BlackRock did not expect any material changes to the Portfolio's portfolio management team as a result of the transaction. The board considered that as a result of the transaction the Fund would no longer be able to engage in principal transactions with Merrill Lynch, but that based on the historical information BlackRock had provided to UBS Global AM, the inability to trade with Merrill Lynch as principal would not adversely impact the Fund to a significant degree. UBS Global AM also explained that BlackRock intended to apply to the SEC for an exemptive order to permit the funds it advises or sub-advises to engage in principal trades with Merrill Lynch provided certain conditions are met. The board noted that at its recent annual contract renewal meeting for the Trust in July 2006 it had been provided with information about BlackRock. The board also considered that the new sub-advisory agreement is substantially identical to the current sub-advisory agreement with BlackRock.

In its consideration of the approval of the new sub-advisory agreement, the board considered the following factors:

Nature, extent and quality of the services under the new sub-advisory agreement—The board noted that at its annual contract renewal meeting held just a few months earlier in July 2006, in connection with its review of the Trust's management, sub-advisory and distribution agreements, it had received and considered extensive information regarding UBS Global AM and a description of UBS Global AM's role in coordinating providers of other services to the portfolios of the Trust, including BlackRock. The board noted that the services to be provided by BlackRock to the Portfolio were not anticipated to change as a result of the transaction. The board's evaluation of the services to be provided by BlackRock took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services currently provided and expected to be provided to the Portfolio under the proposed sub-advisory agreement.

Sub-advisory fee—The board noted that the contractual sub-advisory fee UBS Global AM would pay to BlackRock under the proposed sub-advisory agreement was identical to the sub-advisory fee paid to

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments—Board Approval of New Sub-Advisory Agreement (unaudited)

BlackRock under the current subadvisory agreement with BlackRock, and considered the fee in light of the nature, extent and quality of the sub-advisory services provided by BlackRock. The board noted that BlackRock is paid by UBS Global AM, not the Fund and, accordingly, that the continued retention of BlackRock would not increase the fees otherwise incurred by the Portfolio's shareholders.

Taking all of the above into consideration, the board determined that the sub-advisory fee was reasonable in light of the nature, extent and quality of the services provided and proposed to be provided to the Portfolio under the proposed sub-advisory agreement.

Fund performance—The board reviewed the information regarding BlackRock's performance which it receives at each meeting. The Board also took note that at its recent annual re-approval of BlackRock in July 2006 it had received and considered information on BlackRock's overall investment performance with respect to the Portfolio as measured against comparable funds and a benchmark index. The board noted that BlackRock had outperformed the Portfolio's benchmark in the one-year period and was in the top quartile for that period. Overall, the board was satisfied with BlackRock's performance.

Advisor profitability—The board did not consider the profitability of BlackRock or its affiliates because the sub-advisory fee is paid by UBS Global AM out of the Fund's management fee, and not by the Portfolio or the Trust.

Economies of scale—The board noted that because UBS Global AM would pay the sub-advisory fee to BlackRock, not the Portfolio, consideration of economies of scale with respect to the sub-advisory fee was not relevant.

Other benefits to the sub-advisor—The board noted that during its recent annual re-approval of BlackRock in July 2006, UBS Global AM informed it that BlackRock's relationship with the Portfolio would be limited to sub-advisory services, and therefore UBS Global AM believed that BlackRock did not receive tangible ancillary benefits as a result of its relationship with the Fund, with the exception of possible benefits from soft dollars for the Portfolio (which would also potentially benefit the Portfolio).

In light of all of the foregoing, the board approved the proposed sub-advisory agreement for the Portfolio with BlackRock.

The board did not identify any single factor that it reviewed as the principal factor in determining whether to approve the new sub-advisory agreement. Separate independent legal counsel advised the Independent Trustees throughout the process. The board discussed the proposed approval of the proposed sub-advisory agreement with their independent legal counsel in a private session at which no representatives of UBS Global AM or BlackRock were present.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments—Board Approval of New Sub-Advisory Agreement (unaudited)

Background—At a meeting of the board of UBS PACE Select Advisors Trust (the "Trust") on September 20, 2006, the members of the board, including the Trustees who are not "interested persons" of the Trust ("Independent Trustees"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), considered and approved the proposed sub-advisory agreement between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and Fischer Francis Trees & Watts, Inc. and certain of its affiliates ("FFTW") with respect to UBS PACE Global Fixed Income Investments (the "Portfolio"). In considering the approval of the new sub-advisory agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS Global AM. The board had most recently re-approved FFTW as a subadvisor at its annual contract renewal meeting in July 2006.

Representatives of FFTW met with the board at the September 2006 meeting to discuss the anticipated transaction whereby BNP Paribas Group ("BNP") was expected to acquire a controlling ownership interest in FFTW later in 2006. This change in FFTW's control would result in the automatic termination of UBS Global AM's then existing sub-advisory agreement with FFTW. Hence, the board was being asked to approve the new sub-advisory agreement that would become effective upon the termination of the current agreement. The FFTW representatives also discussed any anticipated effect on the Portfolio and the portfolio management team. In addition to the information and factors discussed below, the board also received information on the proposed change of control and considered certain other factors, including the effect of the proposed change of control on FFTW and its portfolio management team and UBS Global AM's continued recommendation of FFTW. The board noted UBS Global AM's explanation that FFTW expected to retain day-to-day operational and managerial independence after the transaction and that FFTW would receive an injection of capital from BNP which would allow it to strengthen its investment resources and expand its fixed-income capabilities. Representatives from UBS Global AM also noted that they did not expect any changes to FFTW's investment process but that there would be some changes to the portfolio management team and a planned expansion of FFTW's credit team as a result of the consolidation with BNP's credit team. Representatives of FFTW noted that they believed the transaction would provide for the long-term stability of FFTW and allow them to create incentives for employees to stay with FFTW. The board also took note that it had been provided with extensive information about FFTW at its July 2006 annual contract renewal meeting for the Trust. The board also considered that the proposed sub-advisory agreement was substantially identical to the current sub-advisory agreement that had just been re-approved by the board in July 2006.

In its consideration of the approval of the proposed sub-advisory agreement, the Board considered the following factors:

Nature, extent and quality of the services under the new sub-advisory agreement—The board took note that at its annual contract renewal meeting held just a few months earlier in July 2006, in connection with its review of the Trust's management, sub-advisory and distribution agreements, it had received and considered extensive information regarding UBS Global AM and a description of UBS Global AM's role in coordinating providers of other services to the portfolios of the Trust, including FFTW. The board noted that the services to be provided by FFTW to the Portfolio were not anticipated to change as a result of the transaction. The board's evaluation of the services to be provided by FFTW took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York Fund complex.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services currently provided and expected to be provided to the Portfolio under the proposed sub-advisory agreement.

Sub-advisory fee—The board noted that the contractual sub-advisory fee to be payable by UBS Global AM to FFTW under the proposed sub-advisory agreement was identical to the sub-advisory fee paid to FFTW

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments—Board Approval of New Sub-Advisory Agreement (unaudited)

under the current sub-advisory agreement with FFTW, and considered the fee in light of the nature, extent and quality of the sub-advisory services provided by FFTW. The board noted that the compensation paid to FFTW is paid by UBS Global AM, not the Portfolio and, accordingly, that the continued retention of FFTW would not increase the fees otherwise incurred by the Portfolio's shareholders.

Taking all of the above into consideration, the board determined that the sub-advisory fee was reasonable in light of the nature, extent and quality of the services provided and proposed to be provided to the Portfolio under the proposed sub-advisory agreement.

Fund performance—The board reviewed the information regarding FFTW's performance, which it receives at each meeting. The board also took note that it had received and considered information with respect to FFTW's overall investment performance with respect to the Portfolio as measured against comparable funds and the Lehman Brothers Global Aggregate ex US Index (in USD) (the "Index") at the time of its recent re-approval of FFTW. The board noted that, although the Fund had recently underperformed the Index, the portion of the Portfolio subadvised by FFTW had outperformed the Index in the one-year period ended July 31, 2006, and that its long-term performance (since 2000) was satisfactory. Overall, the board was satisfied with FFTW's performance.

Advisor profitability—Profitability of UBS Global AM or its affiliates in providing services to the Portfolio was not a factor considered by the board, as the sub-advisory fee would be paid by UBS Global AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS Global AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not relevant.

Other benefits to the subadvisor—The board took note that at the time of its recent re-approval of FFTW, it was informed by management that FFTW's relationship with the Fund would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that FFTW did not receive tangible ancillary benefits as a result of its relationship with the Fund, with the exception of possible benefits from soft dollars for the Fund (which would also potentially benefit the Fund).

In light of all of the foregoing, the board approved the proposed sub-advisory agreement for the Fund with FFTW.

The board did not identify any single factor that it reviewed as the principal factor in determining whether to approve the proposed sub-advisory agreement. Separate independent legal counsel advised the Independent Trustees throughout the process. The board discussed the proposed approval of the proposed sub-advisory agreement with their independent legal counsel in a private session at which no representatives of UBS Global AM or FFTW were present.

(This page has been left blank intentionally)

(This page has been left blank intentionally)

UBS PACE Money Market
Investments

Semiannual Report
January 31, 2007

UBS PACE Money Market Investments

March 15, 2007

Dear Shareholder,

For the six months ended January 31, 2007, the Portfolio returned 2.42% (before the deduction of the maximum UBS PACE program fee; 1.65% after the deduction of the maximum UBS PACE program fee). In comparison, the 90-Day US T-Bill Index returned 2.53%, while the median return for the Lipper Money Market Funds category was 2.33%. (Returns over various time periods are shown in the "Performance at a glance" table on page 4. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.)

Market Review

Following a strong start to 2006, when gross domestic product (or GDP—the market value of all goods and services produced within a country in a given period of time) increased a sharp 5.6% in the first quarter, the US economy began to exhibit more moderate growth. During the period under review, third and fourth quarter GDP numbers came in at 2.0% and 2.2%, respectively. The economy's slowing growth was attributed to several factors, including the delayed impact of rising short-term interest rates, high oil prices, the troubled automotive sector, and a cooling of the once red-hot housing market.

UBS PACE Money Market Investments

Investment Advisor:

UBS Global Asset Management (Americas) Inc.

Portfolio Manager:

Michael H. Markowitz

Objective:

Current income consistent with preservation of capital and liquidity.

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

1

UBS PACE Money Market Investments

Following the implementation of 17 consecutive rate hikes that brought the federal funds rate (or "fed funds" rate, the rate that banks charge one another for overnight loans) to 5.25%, the Federal Reserve Board (the "Fed") held rates steady for the entire reporting period, beginning with its August 2006 meeting. The Fed has indicated that future rate movements will be data-dependent, as it attempts to keep the economy growing at a reasonable pace and ward off inflation.

Advisor's Comments

Early in the reporting period, our strategy entailed selectively purchasing securities with maturities of three to six months. This allowed us to take advantage of a steep yield curve and to lock in higher yields, while still protecting the Portfolio to some degree from a potential decline in short-term interest rates. In September, as the yield curve flattened, we responded by purchasing more floating-rate securities, which offer interest payments that reset periodically. In particular, among other investments, we purchased floating-rate securities tied to the one-month LIBOR, the prime rate, and the fed funds rate. (LIBOR, or the London Interbank Offered Rate, is among the most common benchmark interest rate indexes used to make adjustments to adjustable rate obligations.)

2

UBS PACE Money Market Investments

As always, we thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Kai R. Sotorp President UBS PACE Select Advisors Trust Head of the Americas UBS Global Asset Management (Americas) Inc.	Michael H. Markowitz Portfolio Manager UBS PACE Money Market Investments Managing Director UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Portfolio performed during the six months ended January 31, 2007. The views and opinions in this letter were current as of March 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice.

Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Portfolio's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

3

UBS PACE Money Market Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/07

	6 months	1 year	5 years	10 years
UBS PACE Money Market Investments before deducting maximum UBS PACE program fee*	2.42%	4.63%	2.07%	3.53%
UBS PACE Money Market Investments after deducting maximum UBS PACE program fee*	1.65%	3.07%	0.55%	1.99%
90-Day US T-Bill Index**	2.53%	4.85%	2.40%	3.67%
Lipper Money Market Funds median	2.33%	4.43%	1.88%	3.32%

For UBS PACE Money Market Investments, average annual total returns for periods ended December 31, 2006, after deduction of the maximum UBS PACE program fee, were as follows: 1-year period, 2.99%; 5-year period, 0.50%; 10-year period, 1.99%.

For UBS PACE Money Market Investments, the 7-day current yield for the period ended January 31, 2007 was 4.77% (without maximum UBS PACE program fee and after fee waivers and/or expense reimbursements; the yield was 4.47% before fee waivers and/or expense reimbursements). With the maximum UBS PACE program fee, the 7-day current yield was 3.27% after fee waivers and/or expense reimbursements; the yield was 2.97% before fee waivers and/or expense reimbursements. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers.

*  The maximum annual UBS PACE program fee is 1.5% of the value of UBS PACE assets.

**  90-Day US T-Bills are promissory notes issued by the US Treasury and sold through competitive bidding, with a short-term maturity date, in this case, of three months. This Index is derived from secondary market interest rates as published by the Federal Reserve Bank.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return of an investment will fluctuate. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

An investment in UBS PACE Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

4

UBS PACE Money Market Investments

Portfolio statistics (unaudited)

Characteristics	01/31/07
Net assets (mm)	$355.3
Number of holdings	77
Weighted average maturity	54 days
Portfolio composition*	01/31/07
Commercial paper	62.0%
Certificates of deposit	16.4
Short-term corporate obligations	14.2
US government agency obligations	4.9
Bank notes	2.3
Repurchase agreement	0.5
Other assets less liabilities	(0.3)
Total	100.0%
Top 10 holdings*	01/31/07
Federal Home Loan Bank	3.5%
Ranger Funding	2.8
Bryant Park Funding	2.7
Amsterdam Funding	2.7
Santander Central Hispano Finance Delaware	2.6
Washington Mutual Bank	2.5
Cancara Asset Securitization	2.5
Clipper Receivables	2.5
Hartford Financial Services Group	2.5
Alliance & Leicester	2.5
Total	26.8%

*  Weightings represent percentages of net assets as of January 31, 2007. The Portfolio is actively managed and its composition will vary over time.

5

UBS PACE Money Market Investments

Statement of net assets—January 31, 2007
(unaudited)

Principal amount (000)		Maturity dates	Interest rates		Value
US government agency obligations—4.92%
$5,000	Federal Farm Credit Bank	02/01/07	5.240%[1]		$4,999,625
9,500	Federal Home Loan Bank	02/06/07 to 04/10/07	5.180 to 5.200[1]		9,495,895
3,000	Federal Home Loan Bank	12/28/07	5.350		3,000,000
Total US government agency obligations (cost—$17,495,520)					17,495,520
Bank notes[1]—2.26%
Banking-US—2.26%
6,000	Bank of America N.A.	02/01/07	5.363		6,000,000
2,000	Wachovia Bank N.A. (Charlotte)	03/05/07	5.350		1,999,866
Total bank notes (cost—$7,999,866)					7,999,866
Certificates of deposit—16.38%
Banking-Non-US—9.91%
6,000	Barclays Bank PLC	08/15/07 to 01/18/08	5.360 to 5.465		6,000,000
6,000	Calyon N.A., Inc.	03/14/07 to 01/16/08	5.170 to 5.325		6,000,000
3,000	Deutsche Bank AG	03/06/07	5.090		3,000,000
3,000	Fortis Bank NV-SA	02/06/07	4.930		3,000,000
200	HBOS Treasury Services PLC	04/30/07	5.320		199,966
8,000	HSBC Bank USA	02/09/07	5.310		8,000,000
3,000	Natexis Banque Populaires	02/01/07	5.463	[1]	3,000,000
1,000	Norinchukin Bank Ltd.	07/10/07	5.350		1,000,000
5,000	Toronto-Dominion Bank	10/05/07	5.281		5,000,041
					35,200,007
Banking-US—6.47%
6,000	American Express, Federal Savings Bank	02/06/07	5.280		6,000,000
3,000	SunTrust Bank	02/05/07	5.280	[1]	3,000,000
3,000	Wachovia Bank N.A. (Charlotte)	03/30/07	5.324	[1]	2,999,892
9,000	Washington Mutual Bank FA	04/16/07	5.300		9,000,000
2,000	Wells Fargo Bank N.A.	02/01/07	5.300	[1]	1,999,979
					22,999,871
Total certificates of deposit (cost—$58,199,878)					58,199,878

6

UBS PACE Money Market Investments

Statement of net assets—January 31, 2007
(unaudited)

Principal amount (000)		Maturity dates	Interest rates	Value
Commercial paper[2]—62.06%
Asset backed-banking—1.12%
$4,000	Atlantis One Funding	03/15/07	5.230%	$3,975,593
Asset backed-miscellaneous — 19.35%
7,000	Alpine Securitization	02/01/07	5.280	7,000,000
9,500	Amsterdam Funding Corp.	02/20/07 to 05/01/07	5.145 to 5.260	9,433,853
9,500	Bryant Park Funding LLC	02/12/07 to 02/21/07	5.260 to 5.270	9,480,119
6,500	Falcon Asset Securitization Corp.	02/26/07	5.270	6,476,212
1,500	Jupiter Securitization Co. LLC	02/02/07	5.260	1,499,781
9,000	Kitty Hawk Funding Corp.	03/30/07	5.250	8,925,187
10,000	Ranger Funding Co. LLC	02/22/07	5.280	9,969,200
5,000	Regency Markets No. 1 LLC	02/12/07	5.260	4,991,964
6,000	Variable Funding Capital Corp.	02/01/07 to 02/08/07	5.270 to 5.280	5,996,926
5,000	Windmill Funding Corp.	03/23/07	5.230	4,963,681
				68,736,923
Asset backed-securities—14.81%
8,000	Beta Finance, Inc.	04/16/07	5.230	7,913,996
9,000	Cancara Asset Securitization LLC	02/09/07	5.260	8,989,480
4,000	CC (USA), Inc. (Centauri)	02/16/07	5.260	3,991,233
9,000	Clipper Receivables Co. LLC	02/07/07 to 02/14/07	5.260 to 5.270	8,988,010
6,000	Galaxy Funding, Inc.	03/19/07 to 03/22/07	5.260 to 5.265	5,958,338
9,000	Grampian Funding LLC	03/27/07 to 05/21/07	5.155 to 5.180	8,906,556
3,000	Scaldis Capital LLC	02/15/07	5.255	2,993,869
5,000	Solitaire Funding LLC	07/23/07	5.200	4,875,778
				52,617,260
Automobile OEM—0.70%
2,500	PACCAR Financial Corp.	03/16/07	5.250	2,484,323

7

UBS PACE Money Market Investments

Statement of net assets—January 31, 2007
(unaudited)

Principal amount (000)		Maturity dates	Interest rates		Value
Commercial paper[2]—(continued)
Banking-non-US—6.13%
$9,000	Alliance & Leicester PLC	03/05/07 to 03/20/07	5.230 to 5.240%		$8,953,776
6,900	Bank of Ireland	02/23/07 to 04/10/07	5.190 to 5.250		6,858,555
3,000	Depfa Bank PLC	02/28/07	5.240		2,988,210
3,000	Nationwide Building Society	03/14/07	5.250		2,982,062
					21,782,603
Banking-US—10.85%
1,000	Barclays US Funding Corp.	03/08/07	5.215		994,930
6,000	CBA (Delaware) Finance, Inc.	03/12/07 to 04/10/07	5.230		5,961,792
3,500	Danske Corp.	05/24/07	5.170		3,443,704
4,000	ING (US) Funding LLC	02/21/07	5.240		3,988,356
1,000	Natexis Banques Populaires US Finance Co. LLC	09/07/07	5.065		969,329
3,000	Nordea N.A., Inc.	02/26/07	5.115		2,989,344
1,500	Rabobank USA Financial Corp.	05/07/07	5.120		1,479,733
5,000	San Paolo IMI US Financial Co.	03/22/07	5.210		4,964,543
9,500	Santander Central Hispano Finance Delaware, Inc.	06/13/07	5.185		9,319,389
3,000	Societe Generale N.A., Inc.	05/07/07	5.190		2,958,912
1,500	UniCredito Delaware, Inc.	03/19/07	5.255		1,489,928
					38,559,960
Brokerage—5.46%
6,000	Bear Stearns Cos., Inc.	02/16/07 to 04/09/07	5.240 to 5.250		5,956,616
6,000	Greenwich Capital Holdings, Inc.	02/16/07	5.280	[1]	6,000,000
1,500	Greenwich Capital Holdings, Inc.	05/25/07	5.190		1,475,564
6,000	Morgan Stanley	03/06/07	5.240		5,971,180
					19,403,360

8

UBS PACE Money Market Investments

Statement of net assets—January 31, 2007
(unaudited)

Principal amount (000)		Maturity dates	Interest rates		Value
Commercial paper[2]—(concluded)
Finance-captive automotive—1.11%
$4,000	Toyota Motor Credit Corp.	05/29/07	5.090%		$3,933,830
Insurance-multiline—2.53%
9,000	Hartford Financial Services Group, Inc.	02/14/07	5.250		8,982,937
Total commercial paper (cost—$220,476,789)					220,476,789
Short-term corporate obligations—14.21%
Asset backed-securities—7.74%
1,000	Beta Finance, Inc.[3]	10/23/07	5.350		1,000,000
3,000	CC (USA), Inc. (Centauri)[3]	02/26/07	5.330	[1]	3,000,519
1,500	CC (USA), Inc. (Centauri)[3]	04/30/07	5.315		1,499,982
4,500	Cullinan Finance Corp.[3]	02/01/07 to 04/10/07	5.320	[1]	4,499,566
1,500	Cullinan Finance Corp.[3]	01/16/08	5.320		1,500,000
8,000	K2 (USA) LLC[3]	02/01/07 to 02/15/07	5.315 to 5.354[1]		8,000,112
2,000	Links Finance LLC[3]	02/13/07	5.000		2,000,000
6,000	Links Finance LLC[3]	02/15/07	5.300	[1]	6,000,137
					27,500,316
Automobile OEM—0.56%
2,000	American Honda Finance Corp.[3]	03/08/07	5.350	[1]	1,999,988
Banking-non-US—3.38%
6,000	National Australia Bank Ltd.[3]	02/15/07	5.290	[1]	6,000,000
3,000	Societe Generale[3]	02/02/07	5.316	[1]	3,000,000
3,000	Westpac Banking Corp.[3]	02/06/07	5.300	[1]	3,000,000
					12,000,000
Banking-US—0.56%
2,000	Wells Fargo & Co.	03/28/07	5.423	[1]	2,001,276
Brokerage—0.85%
3,000	Citigroup Global Markets Holdings, Inc.	02/01/07	5.450	[1]	3,000,301

9

UBS PACE Money Market Investments

Statement of net assets—January 31, 2007
(unaudited)

Principal amount (000)		Maturity dates	Interest rates		Value
Short-term corporate obligations—(concluded)
Finance-captive automotive—0.56%
$2,000	Toyota Motor Credit Corp.	02/01/07	5.300%[1]		$2,000,000
Finance-noncaptive diversified—0.56%
2,000	General Electric Capital Corp.	02/09/07	5.445	[1]	2,000,000
Total short-term corporate obligations (cost—$50,501,881)					50,501,881
Repurchase agreement—0.47%
1,681	Repurchase agreement dated 01/31/07 with State Street Bank & Trust Co., collateralized by $32,233 US Treasury Bonds, 6.625% due 02/15/27 and $1,659,340 US Treasury Notes, 3.000% to 4.875% due 02/15/08 to 04/30/08 (value—$1,715,328); proceeds: $1,681,226 (cost—$1,681,000)	02/01/07	4.850		1,681,000
Total investments (cost—$356,354,934)—100.30%					356,354,934
Liabilities in excess of other assets—(0.30)%					(1,075,672)
Net assets (applicable to 355,279,893 shares of beneficial interest outstanding equivalent to $1.00 per share)—100.00%					$355,279,262

1  Variable rate security. The maturity dates reflect earlier of reset dates or stated maturity dates. The interest rates shown are the current rates as of January 31, 2007, and reset periodically.

2  Interest rates shown are the discount rates at date of purchase.

3  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 11.68% of net assets as of January 31, 2007, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

OEM  Original Equipment Manufacturer

10

UBS PACE Money Market Investments

Statement of net assets—January 31, 2007
(unaudited)

Issuer breakdown by country of origin

Percentage of total investments
United States	76.9%
United Kingdom	9.4
France	3.4
Ireland	2.8
Australia	2.5
Japan	2.0
Canada	1.4
Belgium	0.8
Germany	0.8
Total	100.0%

Weighted average maturity—54 days

See accompanying notes to financial statements
11

UBS PACE Money Market Investments

Understanding your Portfolio's expenses (unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) ongoing program fees; and (2) ongoing Portfolio costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2006 to January 31, 2007.

Actual expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

12

UBS PACE Money Market Investments

Understanding your Portfolio's expenses (unaudited)
(concluded)

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any program fees. Therefore, the second line in the table is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these program fees were included, your costs would have been higher.

		Beginning account value August 1, 2006	Ending account value January 31, 2007	Expenses paid during period* 08/01/06 to 01/31/07
Class P	Actual	$1,000.00	$1,024.20	$3.06
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.18	3.06

*  Expenses are equal to the Portfolio's annualized net expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

13

(This page intentionally left blank)

14

UBS PACE Money Market Investments

Statement of operations

For the six months ended January 31, 2007 (unaudited)
Investment income:
Interest	$9,800,694
Expenses:
Transfer agency and related services fees	736,952
Investment management and administration fees	640,676
Reports and notices to shareholders	168,537
Professional fees	34,380
Custody and accounting fees	25,627
Federal and state registration fees	22,870
Trustees' fees	9,746
Other expenses	10,594
1,649,382
Less: Expense reimbursements by investment manager and administrator	(551,080)
Net expenses	1,098,302
Net investment income	8,702,392
Net realized loss from investment activities	(21)
Net increase in net assets resulting from operations	$8,702,371

Statement of changes in net assets

	For the six months ended January 31, 2007 (unaudited)	For the year ended July 31, 2006
From operations:
Net investment income	$8,702,392	$11,179,756
Net realized losses from investment activities	(21)	(323)
Net increase in net assets resulting from operations	8,702,371	11,179,433
Dividends to shareholders from:
Net investment income	(8,702,392)	(11,179,756)
From beneficial interest transactions:
Net increase in net assets from beneficial interest transactions	12,706,392	115,045,105
Net increase in net assets	12,706,371	115,044,782
Net assets:
Beginning of period	342,572,891	227,528,109
End of period	$355,279,262	$342,572,891
Accumulated undistributed net investment income	$—	$—

See accompanying notes to financial statements
15

UBS PACE Money Market Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

For the six months ended January 31, 2007
(unaudited)
Net asset value, beginning of period	$1.00
Net investment income	0.024
Dividends from net investment income	(0.024)
Net asset value, end of period	$1.00
Total investment return[1]	2.42%
Ratios/supplemental data:
Net assets, end of period (000's)	$355,279
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.60%[2]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.90%[2]
Net investment income to average net assets	4.75%[2]

1  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include program fees; results would be lower if these fees were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

2  Annualized.

See accompanying notes to financial statements
16

	For the years ended July 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.038	0.018	0.005	0.009	0.021
Dividends from net investment income	(0.038)	(0.018)	(0.005)	(0.009)	(0.021)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[1]	3.89%	1.80%	0.51%	0.96%	2.10%
Ratios/supplemental data:
Net assets, end of period (000's)	$342,573	$227,528	$166,067	$123,915	$112,001
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.60%	0.60%	0.60%	0.57%	0.50%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.99%	0.97%	0.96%	1.13%	1.43%
Net investment income to average net assets	3.89%	1.85%	0.51%	0.94%	2.03%

17

UBS PACE Money Market Investments

Notes to financial statements (unaudited)

Organization and significant accounting policies

UBS PACE Money Market Investments (the "Portfolio") is a diversified portfolio of UBS PACE Select Advisors Trust (the "Trust"), which was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust currently offers fifteen Portfolios available for investment, each having its own investment objectives and policies. Shares of the Portfolio currently are available only to participants in the UBS PACESM Select Advisors Program and the UBS PACESM Multi Advisor Program.

The Trust accounts separately for the assets, liabilities and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business the Portfolio may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Portfolio's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.

18

UBS PACE Money Market Investments

Notes to financial statements (unaudited)

Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation and accounting for investments and investment income—Investments are valued at amortized cost, unless the Trust's Board of Trustees (the "Board") determines that this does not represent fair value. Periodic review and monitoring of the valuation of the securities held by the Portfolio is performed in an effort to ensure amortized cost approximates market value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of January 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the statement of operations for a fiscal period.

Repurchase agreements—The Portfolio may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolio maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a

19

UBS PACE Money Market Investments

Notes to financial statements (unaudited)

special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolio and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolio may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (Americas) Inc. ("UBS Global AM").

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region.

20

UBS PACE Money Market Investments

Notes to financial statements (unaudited)

Investment manager and administrator

The Board has approved an investment management and administration contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, the Portfolio pays UBS Global AM an investment management and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets. At January 31, 2007, the Portfolio owed UBS Global AM $112,108 for investment management and administration fees.

UBS Global AM has contractually undertaken to waive a portion of the Portfolio's investment management and administration fees and/or reimburse a portion of the Portfolio's other expenses, when necessary, to maintain the total annual ordinary operating expenses at a level not exceeding 0.60% through December 1, 2007. The Portfolio will make a payment to UBS Global AM for any previously reimbursed expenses during a three year period to the extent that operating expenses are otherwise below the expense cap. For the six months ended January 31, 2007, UBS Global AM reimbursed the Portfolio for non-management fee expenses totaling $551,080. At January 31, 2007, UBS Global AM owed the portfolio $94,697 for expense reimbursements.

At January 31, 2007, the Portfolio had expense reimbursements subject to repayment and respective dates of expirations as follows:

Expense reimbursements subject to repayment	Expires July 31, 2007	Expires July 31, 2008	Expires July 31, 2009	Expires July 31, 2010
$2,895,159	$510,180	$718,836	$1,115,063	$551,080

Additional information regarding compensation to affiliate of a board member

Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested trustee of the Portfolio. The Portfolio has been informed that Professor Feldberg's role at Morgan Stanley

21

UBS PACE Money Market Investments

Notes to financial statements (unaudited)

does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. During the six months ended January 31, 2007, the Portfolio purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $238,897,189. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Portfolio's investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Transfer agency and related services fees

UBS Financial Services Inc. provides transfer agency related services to the Portfolio pursuant to a delegation of authority from PFPC Inc. ("PFPC"), the Portfolio's transfer agent, and is compensated for these services by PFPC, not the Portfolio.

For the six months ended January 31, 2007, UBS Financial Services Inc. received from PFPC, not the Portfolio, $407,670 of the total transfer agency and related services fees paid by the Portfolio to PFPC.

Other liabilities and components of net assets

At January 31, 2007, the Portfolio had the following liabilities outstanding:

Payable for shares of beneficial interest repurchased	$2,487,228
Dividends payable to shareholders	732,911
Other accrued expenses*	396,262

* Excludes investment management and administration fees.

22

UBS PACE Money Market Investments

Notes to financial statements (unaudited)

At January 31, 2007, the components of net assets were as follows:

Accumulated paid in capital	$355,279,893
Accumulated net realized loss from investment activities	(631)
Net assets	$355,279,262

Federal tax status

The Portfolio intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Portfolio during the six months ended January 31, 2007 and the fiscal year ended July 31, 2006 was ordinary income.

The components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Portfolio's fiscal year ending July 31, 2007.

At July 31, 2006, the Portfolio has a net capital loss carryforward of $433. This loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains; and $161 will expire by July 31, 2007 and $272 will expire by July 31, 2014.

In accordance with US Treasury regulations, the Portfolio has elected to defer realized capital losses of $177 arising after October 31, 2005. Such losses are treated for tax purposes as arising on August 1, 2006.

23

UBS PACE Money Market Investments

Notes to financial statements (unaudited)

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund's tax return to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Based on the Securities and Exchange Commission's announcement on December 22, 2006, the implementation of FIN 48 must be incorporated into accounting practices no later than the last business day that occurs in the period covered by the Portfolio's January 31, 2008 semiannual report. Management continues to evaluate the application of FIN 48 to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio's financial statements.

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	For the six months ended January 31, 2007	For the year ended July 31, 2006
Shares sold	188,813,509	348,451,721
Shares repurchased	(184,569,572)	(244,003,932)
Dividends reinvested	8,462,455	10,597,316
Net increase in shares outstanding	12,706,392	115,045,105

24

UBS PACE Money Market Investments

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolio's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolio upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an
SEC filing has been made, without charge, upon request by contacting the Portfolio directly at 1-800-647 1568, online on the Portfolio's
Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR
Database on the SEC's Web site (http://www.sec.gov).

25

(This page intentionally left blank)

26

(This page intentionally left blank)

27

(This page intentionally left blank)

28

(This page intentionally left blank)

29

(This page intentionally left blank)

30

(This page intentionally left blank)

31

(This page intentionally left blank)

32

Trustees

Richard Q. Armstrong
Chairman

Alan S. Bernikow

Richard R. Burt

Meyer Feldberg

Bernard H. Garil

Heather R. Higgins

Principal Officers

Kai Sotorp  Thomas Disbrow
President  Vice President and Treasurer

Mark F. Kemper  Michael H. Markowitz
Vice President and Secretary  Vice President

Investment Manager and
Administrator

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Principal Underwriter

UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114

The financial information included herein is taken from the records of the Portfolio without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Portfolio unless accompanied or preceded by an effective prospectus.

© 2007 UBS Global Asset Management (Americas) Inc. All rights reserved.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

51 West 52nd Street

New York, New York 10019

Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.  In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management (Americas) Inc., 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)         The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)          (1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)          (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)          (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)         Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS PACE Select Advisors Trust

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	April 11, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	April 11, 2007

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	April 11, 2007